Exhibit 10.1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT. THE REDACTIONS ARE INDICATED WITH FIVE ASTERISKS (“*****”). A COMPLETE VERSION OF THIS AGREEMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2009 OMNIBUS AGREEMENT

This 2009 OMNIBUS AGREEMENT (this “Agreement”), dated as of November 25, 2009, is entered into by and among First Wind Energy, LLC (“FWE”), Niagara Wind Power, LLC (“NWP”), New York Wind, LLC (“NYW”), First Wind Acquisition IV, LLC (“FW A IV”), and First Wind Acquisition V, LLC (“FWA V”, and together with FWE, NWP, NYW and FWA IV, collectively, or individually, as applicable, “First Wind”) on the one hand, and Clipper Windpower, Inc. (“CWI”), Clipper Turbine Works, Inc. (“CTW”), and Clipper Fleet Services, Inc. (“CFS” and, together with CWI and CTW, “Clipper”) on the other hand. Each of First Wind and Clipper are sometimes referred to hereafter as a “Party”, or collectively as the “Parties”.

WHEREAS, First Wind Acquisition II, LLC entered into that certain Turbine Supply Agreement (“Steel Winds TSA”) and Warranty Agreement (“Steel Winds Warranty Agreement”) with CTW, each dated as of July 24, 2006, which Steel Winds TSA and Steel Winds Warranty Agreement were assigned by First Wind Acquisition II, LLC to Steel Winds Project LLC pursuant to that Assignment and Assumption Agreement among First Wind Acquisition II, LLC, Steel Winds Project LLC and CTW dated as of September 1, 2006, which Steel Winds TSA and Steel Winds Warranty Agreement were further assigned by Steel Winds Project LLC to NWP in connection with that certain letter dated June 1, 2007 from NWP to Steel Winds Project LLC notifying Steel Winds Project LLC of NWP’s exercise of its option to purchase development assets from Steel Winds Project LLC, and CFS and First Wind O&M, LLC, as successor to UPC New York Wind O&M, LLC (“First Wind O&M”), entered into that certain Turbine Operation, Maintenance and Service Agreement dated as of July 24, 2006 (the “Steel Winds O&M Agreement”, together with the Steel Winds TSA and the Steel Winds Warranty Agreement, collectively referred to herein as the “Steel Winds Project Documents”), all relating to the eight (8) Turbine wind project known as the “Steel Winds Project”.

WHEREAS, CTW and NYW (as successor to First Wind Acquisition III, LLC (“FWA III”)) are parties to that certain Turbine Supply Agreement (“Cohocton TSA”) and Warranty Agreement (“Cohocton Warranty”) relating to the fifty (50) Turbine wind project known as the “Cohocton Project”.

WHEREAS, CTW and FWA V entered into (i) that certain Turbine Supply Agreement (“2009 TSA”) and Warranty Agreement (“2009 Warranty”) relating to the purchase of thirty five (35) turbines, (ii) that certain Turbine Supply Agreement (“2010 TSA”) and Warranty Agreement (“2010 Warranty”) relating to the purchase of eighty (80) turbines, (iii) that certain Turbine Supply Agreement (“2011 TSA”) and Warranty Agreement (“2011 Warranty”) relating to the purchase of forty (40) turbines, (iv) that certain Turbine Supply Agreement (“2012 TSA”) and Warranty Agreement (“2012 Warranty”) relating to the purchase of fifty (50) turbines and (v) that certain Turbine Supply Agreement (“2013 TSA”) and Warranty Agreement (“2013 Warranty” and together with the Cohocton Warranty, the 2009 Warranty, the 2010 Warranty, the 2011 Warranty and the 2012 Warranty, the “Warranty Agreements”) relating to the purchase of sixty (60) turbines.

WHEREAS, the Steel Winds Project Documents, the Cohocton TSA, the Warranty Agreements, the 2009 TSA, the 2010 TSA, the 2011 TSA, the 2012 TSA, the 2013 TSA, each as amended to date, shall be referred to herein as the “Project Documents”.

WHEREAS, on December 31, 2007, Clipper and FWE, NWP, First Wind O&M, FWA III and FWA IV entered into that certain Settlement and Release Agreement (the “December 2007 Agreement”), on March 24, 2008, Clipper and FWE, NWP, First Wind O&M, FWA III, FWA IV, FWA V, Canandaigua Power Partners, LLC and Canadaigua Power Partners II, LLC entered into that certain Agreement (the “March 2008 Agreement”), and on December 30, 2008, Clipper and FWE, NWP, FWA III, FWA IV and FWA V entered into that certain Omnibus Agreement (the “2008 Omnibus Agreement”, and together with the December 2007 Agreement and the March 2008 Agreement, the “Settlement Agreements”).

WHEREAS, the Parties desire to enter into the following agreements with respect to the Settlement Agreements, the Project Documents and the Projects.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

ARTICLE I

PAYMENTS

1.1           Agreements Regarding 2009 TSA Payment Obligations.

(a)           2009 TSA (Hawaii Turbines).  FWA V and CTW have been in discussions with respect to twelve (12) Turbines (as defined in the 2009 TSA) contemplated to be delivered with respect to a First Wind project to be located in Oahu, Hawaii (the “Hawaii Turbines”). As set forth in the new Payment Schedule to the 2009 TSA attached hereto in Schedule I, FWA V shall, subject to Section 3.1 herein with respect to the execution and delivery of the ***** (as defined below) into escrow, pay to CTW ***** ($*****) on December 4, 2009 (the “Contingent Hawaii Turbine Payment”) which payment shall be applied to the Hawaii Turbines only. Subject to Section 3.1 herein, the balance of the payments owing with respect to the Hawaii Turbines after the Contingent Hawaii Turbine Payment is made in the amount of ***** ($*****), plus any amounts applicable to additional equipment options ordered by FWA V (the “Remaining Hawaii Turbine Payments”) shall be due and payable to Clipper on March 15, 2010.

(b)           2009 TSA (Non-Hawaii Turbines).  With respect to the other twenty-three (23) Turbines (as defined in the 2009 TSA) subject to the 2009 TSA (the “Non-Hawaii Turbines”), as set forth in the new Payment Schedule to the 2009 TSA attached hereto in Schedule I, FWA V’s next payment to CTW in the amount of ***** ($*****) with respect to the Non-Hawaii Turbines, shall be due on February 15, 2011.

1.2           2010 TSA.

(a)           In the event that Clipper fails to refund to First Wind ***** ($*****) (the “Refund Amount”), if required pursuant to Section 2.4(c) of the 2008 Omnibus Agreement, on or before January 10, 2011 (the “Refund Default”), Clipper agrees that the Later Turbines Payment shall be reduced by

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the amount of the unpaid Refund Amount, and, pursuant to Section 2.4(c) of the 2008 Omnibus Agreement, the 2010 TSA shall terminate without any further action of the parties thereto.

(b)           The Payment Schedule to the 2010 TSA is hereby amended and replaced with the new applicable Payment Schedule for the 2010 TSA as set forth in Schedule I. As set forth in the new Payment Schedule to the 2010 TSA, FWA V’s next payment to CTW under the 2010 TSA in the amount of ***** ($*****) shall be due on January 15, 2011.

1.3           Project Turbine Availability Warranty Payments and Other Payments.

(a)           Steel Winds Project.  The Parties agree that the full amount of the Turbine Availability Warranty Payments payable by CTW to NWP under the Steel Winds Warranty Agreement (i) for the Warranty Period Year ended May 31, 2008 the remaining payment is ***** (the “Remaining 2008 Warranty Payment”, together with the Warranty Pre-Payment, the “2008 Warranty Payment”) and (ii) for the Warranty Period Year ended May 31, 2009 is $***** (the “2009 Warranty Payment”). The Remaining 2008 Warranty Payment and the 2009 Warranty Payment shall be paid by CTW to NWP on March 10, 2010. In the event that such amounts are not paid by CTW to NWP, the Parties agree that FWA V may offset such amounts against the amounts payable by FWA V to CTW on March 15, 2010 set forth in the Payment Schedule to the 2009 TSA attached hereto in Schedule I. First Wind acknowledges that it has received to date $***** (the “Warranty Pre-Payment”) of the Turbine Availability Warranty Payment applicable to the Warranty Period Year ended May 31, 2008. Furthermore, the Parties agree that pursuant Section 1.3(b) of the 2008 Omnibus Agreement only $***** of the 2008 Warranty Payment shall be deemed to have been made for purposes of calculating the limitations of liability with respect to the Turbine Availability Warranty Payments and the aggregate amount of liquidated damages payable under Section 7.2 of the Steel Winds Warranty Agreement.

(b)           Cohocton Project.  The Parties agree that the full amount of the Turbine Availability Warranty Payments payable by CTW to NYW under the Cohocton Warranty for the first six months of the current Warranty Period Year is ***** ($*****) (the “First Half Warranty Payments”). The First Half Warranty Payments, as well as any undisputed additional Turbine Availability Warranty Payment amounts payable under the Cohocton Warranty for the last six months of this current Warranty Period Year, shall be paid by CTW to NYW on March 10, 2010. In the event that such amounts are not paid by CTW to NYW, the Parties agree that FWA V may offset such amounts against the amounts payable by FWA V to CTW on March 15, 2010 set forth in the Payment Schedule to the 2009 TSA attached hereto in Schedule I.

1.4           2011 TSA, 2012 TSA and 2013 TSA.

(a)           With respect to the ***** ($*****) in the aggregate already paid through the date of this Agreement by FWA V under the 2011 TSA, the 2012 TSA and the 2013 TSA (the “Prior Payments”), the Parties agree that such Prior Payments shall be re-allocated such that two-thirds of the Prior Payments shall be allocated with respect to all forty (40) of the Turbines under the 2011 TSA

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and with respect to thirty-five (35) of the Turbines under the 2012 TSA, on a pro rata basis. The remaining one-third of the Prior Payments shall be allocated to fifteen (15) Turbines under the 2012 TSA and to all sixty (60) Turbines under the 2013 TSA, on pro rata basis. The Payment Schedules to the 2011 TSA, the 2012 TSA and the 2013 TSA are hereby amended and replaced with the new applicable Payment Schedule reflecting the reallocation of payments described in this Section 1.4(a) as set forth in Schedule I.

(b)           The Parties agree that upon request from Clipper, the 2009 TSA, the 2010 TSA, the 2011 TSA, the 2012 TSA, the 2013 TSA and the Turbine Supply Agreement relating to the sixteen (16) Turbine project entered into between CTW and FWA IV (the “Sheffield TSA”), shall be amended (or amended and restated, as may be agreed upon by the Parties) by removing the commissioning and completion obligations of Clipper (and the corresponding milestone payment obligations of First Wind) from such Project Documents and separate commissioning services agreements, in form and substance reasonably satisfactory to the Parties, shall be executed with respect to the applicable Project Documents. The Purchase Price and Payment Schedules under each applicable Project Document shall be adjusted accordingly and such prices and payments shall be reflected in the commissioning services agreement entered into with respect to such Project Document.

(c)           Subject to Section 1.2(a) above, on January 15, 2011, First Wind shall make a payment of ***** (the “Later Turbines Payment”) to Clipper in respect of the 2011 TSA, the 2012 TSA and the 2013 TSA (collectively, the “Later TSAs”). Such payment shall be applied pro rata to each such Project Document as reflected in the Payment Schedules for each such Project Document set forth in Schedule I such that two-thirds of the Later Turbines Payments shall be allocated with respect to all forty (40) of the Turbines to be delivered under the 2011 TSA and with respect to the first thirty-five (35) of the Turbines under the 2012 TSA scheduled to be delivered, on a pro rata basis. The remaining one-third of the Later Turbines Payments shall be allocated to the last fifteen (15) Turbines to be delivered under the 2012 TSA and to all sixty (60) Turbines to be delivered under the 2013 TSA, on a pro rata basis.

1.5           Turbine Payments.  Each Payment Schedule to the 2009 TSA, the 2010 TSA, the 2011 TSA, the 2012 TSA and the 2013 TSA is hereby amended and replaced with the new applicable Payment Schedule for such Project Document set forth in Schedule I. The payments contemplated in Schedule I are required to be made by First Wind only upon the satisfaction of the relevant milestones and in accordance with the terms and conditions set forth in each applicable Project Document.

ARTICLE II

PROJECT DOCUMENT AND PROJECT OBLIGATIONS

2.1           ***** through December 31, 2010. Notwithstanding the right of First Wind under the applicable Project Documents ***** pursuant to the terms of such Project Documents (e.g., pursuant to Section 14.6 of the 2009 TSA and Exhibit G thereto), First Wind agrees that it shall not exercise any such rights under any Project Document on or before December 31, 2010; provided, that, the parties acknowledge and agree that this prohibition on the exercise of rights under the applicable

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***** provisions under the Project Documents does not affect the parties’ remaining rights and obligations under the applicable Project Documents.. After December 31, 2010, First Wind shall have the right to exercise the ***** provisions set forth in Section 14.6 or 14.7 (including the application of Exhibit G *****, as applicable, in each applicable Project Document) taking into account the new Delivery Schedule for the Turbines under each applicable Project Schedule set forth in Schedule II.

2.2           2009 TSA.  The Delivery Schedule set forth in Exhibit L to the 2009 TSA is hereby amended and replaced with the new Delivery Schedule for the 2009 TSA set forth in Schedule II..

2.3           2010 TSA.  After December 31, 2010 and on or before January 15, 2011, First Wind shall have the right to ***** the purchase of any Turbine pursuant to Section 14.6  of the 2010 TSA, and no further ***** shall be required in connection with an exercise of such *****.  In the event that First Wind does not exercise its ***** pursuant to Section 14.6  of the 2010 TSA prior to January 15, 2011, First Wind and Clipper shall agree upon the Delivery Schedule with respect to the Turbines under the 2010 TSA based upon the delivery periods then available as provided by Clipper.  Upon the agreement between the Parties with respect to the Delivery Schedule for the Turbines under the 2010 TSA, the milestone payment due dates in the Payment Schedule for the 2010 TSA shall be adjusted accordingly, if required.

2.4           2011 TSA, 2012 TSA and 2013 TSA.

(a)           The Delivery Schedule set forth in Exhibit L to each of the 2011 TSA, the 2012 TSA and the 2013 TSA is hereby amended and replaced with the new Delivery Schedule applicable to each respective Project Document set forth in Schedule II.

(b)           The ***** set forth in Exhibit G to each of the 2011 TSA, the 2012 TSA and the 2013 TSA is hereby, upon the payment of the Later Turbines Payment (including payment of such amount taking into account the reduction of the Refund Amount pursuant to Section 1.2(b)), amended as follows: (i) no further ***** shall be required in connection with an exercise of the ***** pursuant to Section 14.7 of the applicable Later TSA up until twelve (12) months prior to the first date of Delivery of the first Major Turbine Component (as compared to ***** for the period between fifteen (15) and twelve (12) months prior to the first date of Delivery of the first Major Turbine Component (as set forth in the ***** prior to this amendment)) and (ii) no further ***** shall be required in connection with an exercise of the ***** pursuant to Section 14.7 of the 2011 TSA until January 15, 2011.

ARTICLE III

ADDITIONAL AGREEMENTS

3.1           Condition Precedent to Hawaii Turbine Payments.  If a Strategic Investment (as defined in Schedule III attached hereto) in Clipper has not been announced by December 4, 2009, *****, CWI shall have deposited into escrow with a

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mutually acceptable escrow agent (the “Escrow Agent”) the following: ***** For each day after December 4, 2009 that the ***** has not been placed into escrow, FWA V’s obligation *****.  FWA V shall ***** on the day immediately following the day the ***** is placed in escrow.  For the avoidance of doubt, Clipper’s obligation to Deliver the Hawaii Turbines shall not be excused or delayed as a result of Clipper’s delay in making an announcement of the Strategic Investment or a delay in the delivery into escrow of the ***** *****, in each case by December 4, 2009.

3.2           Release of *****.  The escrow agreement governing the maintenance and release of ***** shall provide for the release of the ***** pursuant to the terms set forth on Schedule IV attached hereto (subject to requirements of the Escrow Agent).

3.3           Termination of Agreement.  In the event that (a) the ***** is not finalized and deposited with the Escrow Agent and (b) the ***** is not made, in each case, on or before December 10, 2009, provided that Clipper has provided written confirmation reasonably satisfactory to First Wind providing First Wind (i) ***** and (ii) the right to defer the *****, in each case, through December 17, 2009 (and with at least 7 days to ***** and defer ***** after the receipt of such written confirmation),*****

3.4           Payment Schedules and Delivery Schedules.  The Parties agree that the Payment Schedule and Delivery Schedule attached to this Agreement shall be revised to be consistent with the format of such schedules (the “Revised Schedules”) as previously set forth in the applicable Project Documents.  Clipper shall use commercially reasonable efforts to provide to First Wind the Revised Schedules within 15 days after the execution of this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1           Representations of all Parties.  Each Party represents and warrants to the other Parties that (a) such Party is an organization duly organized, validly existing and in good standing under the laws of the state of its organization and is qualified to do business in each jurisdiction it is required to be by applicable law, (b) the execution, delivery and performance of this Agreement by such Party has been duly authorized by all necessary corporate or limited liability company action, as applicable, on the part of such Party and does not and will not require the consent of any trustee or holder of any indebtedness or other obligation of such Party

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or any other party to any other agreement with such Party other than any consents already obtained, (c) this Agreement has been duly executed and delivered by such Party and constitutes the legal, valid and binding obligation of such Party enforceable against it in accordance with its terms, except to the extent limited by bankruptcy, insolvency or other similar laws relating to the rights of creditors, or by general principles of equity, and (d) no governmental authorization, approval, order, license, permit, franchise or consent, and no registration, declaration or filing with any governmental authority is required on the part of such Party in connection with the execution, delivery or performance of this Agreement.

ARTICLE V

MISCELLANEOUS

5.1           Entire Agreement; Defined Terms.  This Agreement contains the entire understanding of the Parties relating to the subject matter hereof and supersedes all prior written or oral and all contemporaneous oral agreements and understandings relating to the subject matter hereof.  Any terms not otherwise defined in this Agreement shall have the meaning as defined in the Project Documents.  Except as amended hereby, all the terms and conditions in all Project Documents shall remain in full force and effect.  Each Party agrees to keep the terms and provisions of this Agreement and all materials and information that each Party receives pursuant hereto or in connection herewith in the strictest confidence and not to disclose any of the foregoing to any party other than the respective lenders, investors, potential lenders or investors, attorneys, accountants, affiliates, officers and directors of each Party or as such Party may be required by law, court order or in any litigation to disclose.

5.2           No Third Party Beneficiary.  This Agreement is made for the sole benefit of the Parties hereto and their respective successors, executors and permitted assigns, and nothing contained herein, express or implied, is intended to or shall confer upon any other person any third-party  beneficiary right or any other legal or equitable rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

5.3           Governing Law.  This Agreement will be governed by and construed and interpreted in accordance with the substantive laws of the State of New York, without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of the laws of a jurisdiction other than New York.

5.4           Neutral Construction.  The Parties hereto agree that this Agreement was negotiated fairly between them at arms’ length and that the final terms of this Agreement are the product of the Parties’ negotiations.  Each party represents and warrants that it has sought and received legal counsel of its own choosing with regard to the contents of this Agreement and the rights and obligations affected hereby.  The Parties hereto agree that this Agreement shall be deemed to have been jointly and equally drafted by them, and that no provisions of this Agreement should be construed against either party on the grounds that such party drafted or was more responsible for drafting such provision.

5.5           Severability.  In the event that any one or more of the provisions or parts of a provision contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect in any jurisdiction, such invalidity, illegality or unenforceability

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shall not affect any other provision or part of a provision of this Agreement or any other jurisdiction, but this Agreement shall be reformed and construed in any such jurisdiction as if such invalid or illegal or unenforceable provision or part of a provision had never been contained herein and such provision or part shall be reformed so that it would be valid, legal and enforceable to the maximum extent permitted in such jurisdiction, provided that any such reform or construction does not affect the economic or legal substance of the transactions contemplated hereby in a manner adverse to any party.

5.6           Heading; Construction.  The descriptive headings of the Articles and Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

5.7           Expenses.  Each party shall be responsible for the payment of its own costs and expenses (including reasonable attorneys’ fees) in connection with the preparation, execution and delivery of this Agreement.  Nevertheless, in any action or proceeding to enforce this Agreement, the prevailing party shall be entitled to payment of its reasonable costs and expenses (including reasonable attorneys’ fees).

5.8           Counterparts.  This Agreement may be executed in one or more counterparts for the convenience of the Parties hereto, each of which shall be deemed an original and all of which together will constitute one and the same instrument.  This Agreement shall be effective upon delivery of original signature pages or facsimile or electronic mail copies thereof.

5.9           Further Actions.  Upon the terms and subject to the conditions set forth in this Agreement, the Parties hereto shall each use their respective commercially reasonable efforts to take, or cause to be taken, all appropriate action, and to do, or cause to be done, and to assist and cooperate with the other Parties hereto in doing, all things necessary, proper or advisable under applicable laws to consummate the transactions contemplated hereby.  First Wind and Clipper shall, from time to time after the delivery and execution of this Agreement, at the request of either Party, execute and deliver stand-alone agreements or amendments as the requesting Party may reasonably request to evidence the agreement or agreements made under this Agreement with respect to a particular Project Document or particular Project Documents.  In connection with, and promptly following the execution of, this Agreement, the parties have agreed to execute the following stand-alone amendments: an amendment to the Sheffield TSA and to the turbine supply agreement applicable to the six turbines delivered for the Milford wind project and planned for installation during 2010, to provide for separate commissioning obligations.

5.10         Dispute Resolution.  Any controversy, claim or dispute between the Parties arising out of or related to this Agreement which cannot be settled amicably by the Parties, shall be submitted for binding arbitration in accordance with the provisions contained herein and in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“Rules”). Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.  The arbitrator shall determine all questions of fact and law relating to any controversy, claim or dispute hereunder, including but not limited to whether or not any such controversy, claim or dispute is subject to the arbitration provisions contained herein.  Any Party desiring arbitration shall serve on the other Party and the New York Office of the American Arbitration Association, in accordance with the Rules, its Notice of Intent to Arbitrate (“Notice”). The Parties shall agree on an arbitrator, and if the Parties cannot agree upon an

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arbitrator within ten (10) days after the date of the Notice, the arbitrator shall be selected in accordance with the Rules. The arbitration proceedings are hereby declared to be self-executing, and it shall not be necessary to petition a court to compel arbitration. All arbitration proceedings shall be held in New York, New York. The Parties agree to bear their own costs associated with any required travel to and from New York. Notice of the demand for arbitration shall be filed in writing with the other Party to this Agreement and with the American Arbitration Association. The demand for arbitration shall be made within a reasonable time after the controversy, claim or dispute has arisen, and in no event shall it be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statutes of limitations.

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

CLIPPER TURBINE WORKS, INC.		CLIPPER FLEET SERVICES, INC.

By:	/s/ Robert Gates	By:	/s/ Robert Gates
Name:	Robert Gates	Name:	Robert Gates
Title:	Senior Vice President	Title:	Senior Vice President

CLIPPER WINDPOWER, INC.

By:	/s/ Robert Gates
Name:	Robert Gates
Title:	Senior Vice President

[Signature Page to Agreement]

NEW YORK WIND, LLC		FIRST WIND ACQUISITION IV, LLC

By:	/s/ Michael Alvarez	By:	/s/ Michael Alvarez
Name:	Michael Alvarez	Name:	Michael Alvarez
Title:	Vice President	Title:	: Vice President

FIRST WIND ACQUISITION V, LLC		FIRST WIND ENERGY, LLC

By:	/s/ Michael Alvarez	By:	/s/ Michael Alvarez
Name:	Michael Alvarez	Name:	Michael Alvarez
Title:	Vice President	Title:	Vice President

NIAGARA WIND POWER, LLC

		By:	/s/ Michael Alvarez
		Name:	Michael Alvarez
		Title:	Vice President

[Signature Page to Agreement]

Schedule I

PAYMENT SCHEDULE

		Purchase Price
Project and Turbine Size	# of Turbines	(thousands)	Notes
2009 Hawaii Turbines - C96	12	$ *****

Milestone	Approximate Months prior to Delivery of first Major Turbine Component	Payment Due Date	% of Purchase Price	Cumulative % of Purchase Price	Payment Amount (thousands)
Down Payment		December 31, 2007	*****	*****	$	*****
Progress Payment #1		March 14, 2008	*****	*****	$	*****
Progress Payment #2	12	June 13, 2008	*****	*****	$	*****
Progress Payment #3	6	December 4, 2009	*****	*****	$	*****
Progress Payment #4	6	December 4, 2009	*****	*****	$	*****

Progress Payment #5		March 15, 2010	*****	*****	$	*****	Calendar Date Payment per Section 1.1 (a) of 2009 Omnibus Agreement
Progress Payment #6 - *****		August 9, 2010	*****	*****	$	*****	Payment Due Date is estimated, actual payment due upon completion of milestone
Progress Payment #7 - *****		July 5, 2010	*****	*****	$	*****	Payment Due Date is estimated, actual payment due upon completion of milestone
		Total	*****		$	*****

Notes

*****

EXHIBIT B2
PAYMENT SCHEDULE

		Purchase Price
Project and Turbine Size	# of Turbines	(thousands)	Notes
2009 Non-Hawaii Turbines - C96	23	$ *****	Purchase Price to be adjusted by CCI as described in Exhibit B1

Milestone	Approximate Months prior to Delivery of first Major Turbine Component	Payment Due Date	% of Purchase Price	Cumulative % of Purchase Price	Payment Amount (thousands)
Down Payment		December 31, 2007	*****	*****	$	*****
Progress Payment #1		March 14, 2008	*****	*****	$	*****
Progress Payment #2		June 13, 2008	*****	*****	$	*****
Progress Payment #3		February 15, 2011	*****	*****	$	*****	Calendar Date Payment per Section 1.1 (b) of 2009 Omnibus Agreement
Progress Payment #4 - *****		September 19, 2011	*****	*****	$	*****	Payment Due Date is estimated, actual payment due upon completion of milestone
Progress Payment #5 - *****		November 28, 2011	*****	*****	$	*****	Payment Due Date is estimated, actual payment due upon completion of milestone
Progress Payment #6 - *****		January 2, 2012	*****	*****	$	*****	Payment Due Date is estimated, actual payment due upon completion of milestone
		Total	*****		$	*****

Notes

*****

PAYMENT SCHEDULE

2010 TSA Turbines - C96

Deliveries shown in March of following year for illustration purposes only;

Actual Delivery Schedule subject to “*****” per Section 2.4 (b) of 2008 Omnibus Agreement:

2011A Turbines: ***** after “*****”

2012A Turbines: ***** after “*****”

2011A Turbines: ***** after “*****”

Delivery Schedule subject to available Delivery periods as provided by Clipper per Section 2.3 of 2009 Omnibus Agreement; Payment Schedules to be shifted accordingly

		Purchase Price
Project and Turbine Size	# of Turbines	(thousands)	Notes

2011A Turbines - C96	40	$ *****	Purchase Price to be adjusted by CCI as described in Exhibit B1

Approximate
Months prior to
	Delivery of first		% of
	Major Turbine		Purchase	Cumulative % of	Payment Amount
Milestone	Component	Payment Due Date	Price	Purchase Price	(thousands)
Down Payment		Paid	*****	*****	$	*****
Progress Payment #1		Paid	*****	*****	$	*****
Progress Payment #2		Paid	*****	*****	$	*****
Progress Payment #3		Paid	*****	*****	$	*****
Additional Credit		Paid	*****	*****	$	*****
Progress Payment #4		January 15, 2011	*****	*****	$	*****	Calendar Date Payment per Section 1.2 (b) of 2009 Omnibus Agreement
Progress Payment #5	6	September 12, 2011	*****	*****	$	*****	Payment Due Date is estimated, actual payment due 6 months prio to Delivery of first Major Turbine Component
Progress Payment #6 - *****		March 12, 2012	*****	*****	$	*****	Payment Due Date is estimated, actual payment due upon completion of milestone; Delivery of First Major Turbine Component ***** “*****” as per Section 2.4 (b) of 2008 Omnibus Agreement
Progress Payment #7 - *****		May 21, 2012	*****	*****	$	*****	Payment Due Date is estimated, actual payment due upon completion of milestone
Progress Payment #8 - *****		June 25, 2012	*****	*****	$	*****	Payment Due Date is estimated, actual payment due upon completion of milestone
		Total	*****		$	*****

		Purchase Price
Project and Turbine Size	# of Turbines	(thousands)	Notes

2012A Turbines - C96	30	$ *****	Purchase Price to be adjusted by CCI as described in Exhibit B1

Approximate
Months prior to
	Delivery of first		% of
	Major Turbine		Purchase	Cumulative % of	Payment Amount
Milestone	Component	Payment Due Date	Price	Purchase Price	(thousands)
Down Payment		Paid	*****	*****	$	*****
Progress Payment #1		Paid	*****	*****	$	*****
Progress Payment #2		Paid	*****	*****	$	*****
Additional Credit		Paid	*****	*****	$	*****
Progress Payment #3	12	March 18, 2012	*****	*****	$	*****	Payment Due Date is estimated, actual payment due 12 months prio to Delivery of first Major Turbine Component
Progress Payment #4	6	September 18, 2012	*****	*****	$	*****	Payment Due Date is estimated, actual payment due 6 months prio to Delivery of first Major Turbine Component
Progress Payment #5 - *****		March 18, 2013	*****	*****	$	*****	Payment Due Date is estimated, actual payment due upon completion of milestone; Delivery of First Major Turbine Component ***** after “*****” as per Section 2.4 (b) of 2008 Omnibus Agreement
Progress Payment #7 - *****		May 27, 2013	*****	*****	$	*****	Payment Due Date is estimated, actual payment due upon completion of milestone
Progress Payment #7 - *****		July 1, 2013	*****	*****	$	*****	Payment Due Date is estimated, actual payment due upon completion of milestone
		Total	*****		$	*****

PAYMENT SCHEDULE

		Purchase Price
Project and Turbine Size	# of Turbines	(thousands)	Notes
2013A Turbines - C96	10	$ *****	Purchase Price to be adjusted by CCI as described in Exhibit B1

Milestone	Approximate Months prior to Delivery of first Major Turbine Component	Payment Due Date	% of Purchase Price	Cumulative % of Purchase Price	Payment Amount (thousands)
Down Payment		Paid	*****	*****	$	*****
Progress Payment #1		Paid	*****	*****	$	*****
Progress Payment #2		Paid	*****	*****	$	*****
Progress Payment #3	12	March 17, 2013	*****	*****	$	*****	Payment Due Date is estimated, actual payment due 12 months prior to Delivery of first Major Turbine Component
Progress Payment #4	6	September 17, 2013	*****	*****	$	*****	Payment Due Date is estimated, actual payment due 6 months prior to Delivery of first Major Turbine Component
Progress Payment #5 - *****		March 17, 2014	*****	*****	$	*****	Payment Due Date is estimated, actual payment due upon completion of milestone; Delivery of First Major Turbine Component ***** after “*****” as per Section 2.4 (b) of 2008 Omnibus Agreement
Progress Payment #6 - *****		May 26, 2014	*****	*****	$	*****	Payment Due Date is estimated, actual payment due upon completion of milestone
Progress Payment #7 - *****		June 30, 2014	*****	*****	$	*****	Payment Due Date is estimated, actual payment due upon completion of milestone
			*****		$	*****

Notes

*****

PAYMENT SCHEDULE

		Purchase Price
Project and Turbine Size	# of Turbines	(thousands)	Notes
2011 Turbines - C96	10	$ *****	Purchase Price to be adjusted by CCI as described in Exhibit B1

Milestone	Approximate Months prior to Delivery of first Major Turbine Component	Payment Due Date	% of Purchase Price	Cumulative % of Purchase Price	Payment Amount (thousands)
Down Payment		Paid	*****	*****	$	*****
Progress Payment #1		January 15, 2011	*****	*****	$	*****
Progress Payment #2		January 15, 2011	*****	*****	$	*****
Progress Payment #3	6	February 28, 2011	*****	*****	$	*****
Progress Payment #4 - *****		August 29, 2011	*****	*****	$	*****	Payment Due Date is estimated, actual payment due upon completion of milestone
Progress Payment #5 - *****		November 7, 2011	*****	*****	$	*****	Payment Due Date is estimated, actual payment due upon completion of milestone
Progress Payment #6 - *****		December 12, 2011	*****	*****	$	*****	Payment Due Date is estimated, actual payment due upon completion of milestone
		Total	*****		$	*****

Notes

*****

		Purchase Price
Project and Turbine Size	# of Turbines	(thousands)	Notes

2012 Turbines - C96	20	$ *****	Purchase Price to be adjusted by CCI as described in Exhibit B1

Approximate
Months prior to
	Delivery of first		% of
	Major Turbine		Purchase	Cumulative % of	Payment Amount
Milestone	Component	Payment Due Date	Price	Purchase Price	(thousands)
Down Payment		Paid	*****	*****	$	*****
Progress Payment #1		January 15, 2011	*****	*****	$	*****
Progress Payment #2	12	August 27, 2011	*****	*****	$	*****
Progress Payment #3	6	February 27, 2012	*****	*****	$	*****
Progress Payment #4 - *****		August 27, 2012	*****	*****	$	*****	Payment Due Date is estimated, actual payment due upon completion of milestone
Progress Payment #5 - *****		November 5, 2012	*****	*****	$	*****	Payment Due Date is estimated, actual payment due upon completion of milestone
Progress Payment #6 - *****		December 10, 2012	*****	*****	$	*****	Payment Due Date is estimated, actual payment due upon completion of milestone
		Total	*****		$	*****

Notes

*****

*****

*****

PAYMENT SCHEDULE

		Purchase Price
Project and Turbine Size	# of Turbines	(thousands)	Notes

2013 Turbines - C96	20	$ *****	Purchase Price to be adjusted by CCI as described in Exhibit B1

Approximate
Months prior to
	Delivery of first		% of
	Major Turbine		Purchase	Cumulative % of	Payment Amount
Milestone	Component	Payment Due Date	Price	Purchase Price	(thousands)
Down Payment		Paid	*****	*****	$	*****
Progress Payment #1		January 15, 2011	*****	*****	$	*****
Progress Payment #2	12	September 2, 2012	*****	*****	$	*****
Progress Payment #3	6	March 2, 2013	*****	*****	$	*****
Progress Payment #6 - *****		September 2, 2013	*****	*****	$	*****	Payment Due Date is estimated, actual payment due upon completion of milestone
Progress Payment #7 - *****		November 11, 2013	*****	*****	$	*****	Payment Due Date is estimated, actual payment due upon completion of milestone
Progress Payment #8 - *****		December 16, 2013	*****	*****	$	*****	Payment Due Date is estimated, actual payment due upon completion of milestone
		Total	*****		$	*****

Notes

*****

*****

*****

Schedule II

Schedules below assume standard C96, 80m tower unless by modified by Change Order

First Wind - 2009 Hawaii Component Availability Schedule - 12 Turbines

12 total: 3 per week, weeks 23 through week 26 of 2010

	Mar-10				April				May					June				July					August					September
Week #	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40
Date	3/1	3/8	3/15	3/22	3/29	4/5	4/12	4/19	4/26	5/3	5/10	5/17	5/24	5/31	6/7	6/14	6/21	6/28	7/5	7/12	7/19	7/26	8/2	8/9	8/16	8/23	8/30	9/6	9/13	9/20	9/27
Deliveries per Week														3	3	3	3

First Wind - 2009 Non-Hawaii Component Availability Schedule - 23 Turbines

23 total: 3 per week, weeks 36 through week 43 of 2011

	Jun-11				Jul-11				Aug-11					Sep-11				Oct-11					Nov-11					Dec-11
Week #	23	24	25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53
Date	5/30	6/6	6/13	6/20	6/27	7/4	7/11	7/18	7/25	8/1	8/8	8/15	8/22	8/29	9/5	9/12	9/19	9/26	10/3	10/10	10/17	10/24	10/31	11/7	11/14	11/21	11/28	12/5	12/12	12/19	12/26
Deliveries per Week																	3	3	3	3	3	3	3	2

First Wind - 2010 deferred to 2011-2013 Component Availability Schedule (further described in 2.4 of 2008 Omnibus Agreement) - 80 Turbines

2011A Turbines - 40 Total

Delivery of First Major Turbine Component *****” as per Section 2.4 (b) of 2008 Omnibus Agreement

Subject to available Delivery periods as provided by Clipper per Section 2.3 of 2009 Omnibus Agreement

2012A Turbines - 30 Total

Delivery of First Major Turbine Component *****” as per Section 2.4 (b) of 2008 Omnibus Agreement

Subject to available Delivery periods as provided by Clipper per Section 2.3 of 2009 Omnibus Agreement

2013A Turbines - 10 Total

Delivery of First Major Turbine Component *****” as per Section 2.4 (b) of 2008 Omnibus Agreement

Subject to available Delivery periods as provided by Clipper per Section 2.3 of 2009 Omnibus Agreement

First Wind - 2011 Component Availability Schedule - 10 Turbines

10 total; 4 per week starting week 36 through week 38 of 2011

	Jun-11				Jul-11				Aug-11					Sep-11				Oct-11					Nov-11					Dec-11
Week #	23	24	25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53
Date	5/30	6/6	6/13	6/20	6/27	7/4	7/11	7/18	7/25	8/1	8/8	8/15	8/22	8/29	9/5	9/12	9/19	9/26	10/3	10/10	10/17	10/24	10/31	11/7	11/14	11/21	11/28	12/5	12/12	12/19	12/26
Deliveries per Week														4	4	2

First Wind - 2012 Component Availability Schedule - 20 Turbines

20 total; 4 per week starting week 36 through week 40 of 2012

	Jun-12				Jul-12				Aug-12					Sep-12				Oct-12					Nov-12					Dec-12
Week #	23	24	25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53
Date	5/28	6/4	6/11	6/18	6/25	7/2	7/9	7/16	7/23	7/30	8/6	8/13	8/20	8/27	9/3	9/10	9/17	9/24	10/1	10/8	10/15	10/22	10/29	11/5	11/12	11/19	11/26	12/3	12/10	12/17	12/24
Deliveries per Week														4	4	4	4	4

First Wind - 2013 Component Availability Schedule - 20 Turbines

20 total; 4 per week starting week 36 until week 40 of 2013

	Jun-13				Jul-13				Aug-13					Sep-13				Oct-13					Nov-13					Dec-13
Week #	23	24	25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53
Date	6/3	6/10	6/17	6/24	7/1	7/8	7/15	7/22	7/29	8/5	8/12	8/19	8/26	9/2	9/9	9/16	9/23	9/30	10/7	10/14	10/21	10/28	11/4	11/11	11/18	11/25	12/2	12/9	12/16	12/23	12/30
Deliveries per Week														4	4	4	4	4

First Wind - 2014 Component Availability Schedule - 50 Turbines

50 total; 4 per week starting week 36 through week 48 of 2014

	Jun-14				Jul-14				Aug-14					Sep-14				Oct-14					Nov-14					Dec-14
Week #	23	24	25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53
Date	6/2	6/9	6/16	6/23	6/30	7/7	7/14	7/21	7/28	8/4	8/11	8/18	8/25	9/1	9/8	9/15	9/22	9/29	10/6	10/13	10/20	10/27	11/3	11/10	11/17	11/24	12/1	12/8	12/15	12/22	12/29
Deliveries per Week														4	4	4	4	4	4	4	4	4	4	4	4	2

First Wind - 2015 Component Availability Schedule - 50 Turbines

50 total; 4 per week starting week 36 until week 48 of 2015

	Jun-15				Jul-15				Aug-15					Sep-15				Oct-15					Nov-15					Dec-15
Week #	23	24	25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53
Date	6/1	6/8	6/15	6/22	6/29	7/6	7/13	7/20	7/27	8/3	8/10	8/17	8/24	8/31	9/7	9/14	9/21	9/28	10/5	10/12	10/19	10/26	11/2	11/9	11/16	11/23	11/30	12/7	12/14	12/21	12/28
Deliveries per Week														4	4	4	4	4	4	4	4	4	4	4	4	2

1

Schedule III

Strategic Investment

A “Strategic Investment” shall include any of the following:

*****

Schedule IV

Escrow Instructions

1. Upon the occurrence at any time of any one of the following (collectively, the “Release Events”), the Escrow Agent shall release the ***** and the ***** to Clipper:

(a) receipt by the Escrow Agent of an announcement by Clipper of a Strategic Investment, or

(b) confirmation received by the Escrow Agent from Clipper of Clipper’s ***** to First Wind of at least ***** Million Dollars, or at least ***** Million Dollars if the ***** Turbine Payments have been paid by First Wind to Clipper, of paid components or paid purchase orders for components, or work in progress with respect to the ***** Turbines (such ***** to be in form and substance reasonably satisfactory to First Wind, and to provide for the use by Clipper of all such components in connection with Clipper’s Delivery to First Wind of the ***** Turbines), or

(c) (i) the payment by Clipper to the Escrow Agent of the amount of the ***** Turbine Payment, and if paid by First Wind to Clipper, the ***** Turbine Payments (for payment to First Wind upon ***** to Clipper), (ii) confirmation received by the Escrow Agent from Clipper of Clipper’s agreement with First Wind to pay to First Wind any and all other amounts paid by First Wind to Clipper for the purchase of the ***** Turbines within thirty (30) days following the release of the ***** to Clipper (and in the event that Clipper does not pay to First Wind the amounts contemplated in this clause (c), First Wind shall have the right to offset such amounts under clause (ii) not paid by Clipper against any payment obligation under any *****), and (iii) confirmation received by the Escrow Agent from Clipper of the release by Clipper of all obligations of First Wind related to the purchase of the ***** Turbines under the 2009 TSA, or

(d) confirmation received by the Escrow Agent from Clipper of the issuance of a guarantee, in form and substance reasonably satisfactory to First Wind, by a company with a BBB- (S&P) or Baa3 (Moody’s) rating in favor of First Wind that secures the delivery of the ***** Turbines no later than 60 days following the last delivery date applicable to the ***** Turbines as set forth in the applicable *****.

(e) confirmation received by the Escrow Agent from Clipper of the Delivery of the ***** Turbines to First Wind, or

(f) confirmation received by the Escrow Agent from Clipper that payment of the ***** Turbine Payment was not made by First Wind to Clipper within five (5) calendar days following the date that the ***** was deposited into escrow.

2. If one of the Release Events has not occurred on or before December 31, 2010, the Escrow Agent shall release the ***** to First Wind. *****.

3. The escrow agreement shall allow for litigation as the means of dispute resolution with respect to any disputes thereunder.

OMNIBUS AGREEMENT

This OMNIBUS AGREEMENT (this “Agreement”), dated as of December 30,2008, is entered into by and among First Wind Energy, LLC (“FWE”), Niagara Wind Power, LLC (“NWP”), First Wind Acquisition III, LLC (“FWA Ill”), First Wind Acquisition IV, LLC (“FWA IV”), and First Wind Acquisition V, LLC (“FWA V”, and together with FWE, NWP, FW A III and FWA IV, “First Wind”) on the one hand, and Clipper Windpower, Inc. (“CWI”), Clipper Turbine Works, Inc. (“CTW”) and Clipper Fleet Services, Inc. (“CFS” and, together with CWI and CTW, “Clipper”) on the other hand. Each of First Wind and Clipper are sometimes referred to hereafter as a “Party”, or collectively as the “Parties”.

WHEREAS, First Wind Acquisition II, LLC entered into that certain Turbine Supply Agreement (“Steel Winds TSA”) and Warranty Agreement (“Steel Winds Warranty Agreement”) with CTW, each dated as of July 24, 2006, which Steel Winds TSA and Steel Winds Warranty Agreement were assigned by First Wind Acquisition II, LLC to Steel Winds Project LLC pursuant to that Assignment and Assumption Agreement among First Wind Acquisition II, LLC, Steel Winds Project LLC and CTW dated as of September 1,2006, which Steel Winds TSA and Steel Winds Warranty Agreement were further assigned by Steel Winds Project LLC to NWP in connection with that certain letter dated June 1, 2007 from NWP to Steel Winds Project LLC notifying Steel Winds Project LLC of NWP’s exercise of its option to purchase development assets from Steel Winds Project LLC, and CFS and First Wind O&M, LLC, as successor to UPC New York Wind O&M, LLC (“First Wind O&M”), entered into that certain Turbine Operation, Maintenance and Service Agreement dated as of July 24, 2006 (the “Steel Winds O&M Agreement”, together with the Steel Winds TSA and the Steel Winds Warranty Agreement, collectively referred to herein as the “Steel Winds Project Documents”), all relating to the eight (8) Turbine wind project known as the “Steel Winds Project”.

WHEREAS, CTW and FWA III entered into that certain Turbine Supply Agreement (“Cohocton TSA”) and Warranty Agreement (“Cohocton Warranty”) relating to the fifty (50) Turbine wind project known as the “Cohocton Project”.

WHEREAS, CTW and FWA IV entered into that certain Amended and Restated Turbine Supply Agreement (“Milford TSA”) and Warranty Agreement (“Milford Warranty”) relating to the sixty four (64) Turbine wind project known as the “Milford Project”.

WHEREAS, CTW and FWA IV entered into that certain Turbine Supply Agreement (“Sheffield TSA”) and Warranty Agreement (“Sheffield Warranty”) relating to the sixteen (16) Turbine wind project known as the “Sheffield Project”.

WHEREAS, CTW and FWA V entered into (i) that certain Turbine Supply Agreement (“2009 TSA”) and Warranty Agreement (“2009 Warranty”) relating to the purchase of thirty five (35) turbines, (ii) that certain Turbine Supply Agreement (“2010 TSA”) and Warranty Agreement (“2010 Warranty”) relating to the purchase of eighty (80) turbines, (iii) that certain Turbine Supply Agreement (“2011 TSA”) and Warranty Agreement (“2011 Warranty”) relating to the purchase of forty (40) turbines, (iv) that certain Turbine Supply Agreement (“2012 TSA”) and Warranty Agreement (“2012 Warranty”) relating to the purchase of fifty (50) turbines and (v) that certain Turbine Supply Agreement (“2013 TSA”) and Warranty Agreement (“2013

Warranty” and together with the Cohocton Warranty, the Milford Warranty, the Sheffield Warranty, the 2009 Warranty, the 2010 Warranty, the 2011 Warranty and the 2012 Warranty, the “Warranty Agreements”) relating to the purchase of sixty (60) turbines.

WHEREAS, the Steel Winds Project Documents, the Cohocton TSA, the Warranty Agreements, the Milford TSA, the Sheffield TSA, the 2009 TSA, the 2010 TSA, the 2011 TSA, the 2012 TSA, the 2013 TSA, each as amended to date, shall be referred to herein as the “Project Documents”, and the Steel Winds Project, the Cohocton Project, the Milford Project and the Sheffield Project shall be collectively referred to herein as the “Projects”.

WHEREAS, on December 31, 2007, Clipper and FWE, NWP, First Wind O&M, FWA III and FWA IV entered into that certain Settlement and Release Agreement (the “December 2007 Agreement”), and on March 24, 2008, Clipper and FWE, NWP, First Wind O&M, FWA III, FWA IV, FWA V, Canandaigua Power Partners, LLC and Canadaigua Power Partners II, LLC entered into that certain Agreement (the “March 2008 Agreement”, and together with the December 2007 Agreement, the “Settlement Agreements”).

WHEREAS, the Parties desire to enter into the following agreements with respect to the Settlement Agreements, the Project Documents and the Projects.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

ARTICLE I

PAYMENTS

1.1           Agreements Regarding Certain Payment Obligations. In connection with the execution and delivery of this Agreement by the Parties hereto:

(a)           The Parties agree that ***** $***** ***** incurred by FWE and/or its affiliates in connection with the ***** is due by Clipper to First Wind under Section 4.2 of the March 2008 Agreement (the “Financing Costs”).

(b)           *****

2

*****

(c)           The Parties agree that the Original Towers shall not be Delivered to FWA V pursuant to the 2009 TSA. The Parties acknowledge and agree that FWA V has the option to elect to purchase the Additional Equipment Options (as defined in Schedule I hereto applicable to the 2009 TSA) with respect to twelve (12) Towers no later than June 30, 2009 for Delivery by CTW pursuant to the new Delivery Schedule for the 2009 TSA set forth in Schedule II.

(d)           With respect to thirteen (13) Turbines Delivered pursuant to the Milford TSA in December, 2008, First Wind shall make a payment to CTW, no later than December 31, 2008, in the amount of ***** ($*****) reflecting the cost of the Turbines less certain holdbacks noted in invoices delivered by CTW to First Wind.

1.2           Offsets Against Future Payment Obligations. Clipper acknowledges and agrees that, as of the date of this Agreement, each of FWA III (formerly known as UPC Wind Acquisition III, LLC) and FWA IV (formerly known as UPC Wind Acquisition IV, LLC) has not, pursuant to Section 1.2 of the December 2007 Agreement netted or offset the ***** (US $*****) payable by CTW to each of FWA III and FWA IV against amounts payable by FWA III and FWA IV under the Cohocton TSA and Milford TSA, respectively. Clipper acknowledges and agrees that the Section 1.2 of the December 2007 Agreement remains in full force and effect.

1.3           Steel Winds Project Turbine Availability Warranty Payments and Steel Winds Punch List Work Payment.

(a)           The Parties agree to meet to attempt in good faith to agree upon the full amount of the Turbine Availability Warranty Payment under the Steel Winds Warranty Agreement for the Warranty Period Year ended May 31,2008. First Wind acknowledges that it has received $***** of the Turbine Availability Warranty Payment to date.

(b)           Notwithstanding the foregoing, pursuant to Section 3.2 of the 2008 March Agreement, after payment, if any, is made upon the agreement reached under Section 1.3(a) above, only $***** in Turbine Availability Warranty Payments under the Steel Winds

3

Warranty Agreement shall be deemed to have been made for purposes of calculating the limitations of liability with respect to the Turbine Availability Warranty Payments and the aggregate amount of liquidated damages payable under Section 7.2 of the Steel Winds Warranty Agreement.

(c)           The Parties agree that the full amount payable by NWP to CTW for the Punch List Work completed by CTW under the Steel Winds TSA with respect to Turbines 2, 3, 4, 5, 7 and 8 at the Steel Winds Project is ***** (US $*****) (the “Punch List Payment”). The Punch List Payment shall be paid by First Wind to Clipper no later than three business days after the execution and delivery of this Agreement; provided, that the Punch List Payment will be made no later than December 31, 2008.

(d)           Upon the completion of the Punch List Work with respect to Turbines 1 and 6 at the Steel Winds Project, the amount of ***** (US $*****) shall be paid to Clipper in accordance with the terms and conditions set forth under the Steel Winds TSA.

1.4           Turbine Payments. Each Payment Schedule to the Milford TSA, the Sheffield TSA, the 2009 TSA, the 2010 TSA, the 2011 TSA, the 2012 TSA and the 2013 TSA is hereby amended and replaced with the new applicable Payment Schedule for such Project Document set forth in Schedule I. The payments contemplated in Schedule I are required to be made by First Wind only upon the satisfaction of the relevant milestones and in accordance with the terms and conditions set forth in each applicable Project Document.

ARTICLE II

PROJECT DOCUMENT AND PROJECT OBLIGATIONS

2.1                                 Milford TSA.

(a)           The Delivery Schedule set forth in Exhibit L to the Milford TSA is hereby amended and replaced with the new Delivery Schedule for the Milford TSA set forth in Schedule II. With respect to the two sets of Turbine Blades located in Houston, Texas which Clipper notified First Wind will require remediation to address a Turbine Blade skin defect, FWA IV shall make the Delivery milestone payment with respect to the two Turbines that include such affected Turbine Blades as a Major Component less a holdback amount of $***** per each set of Turbine Blades (applicable to each set, the “Holdback Amount”). CTW shall provide written certification to First Wind that each such set of Turbine Blades has been remediated in accordance with remediation procedures DC-110298 Work Instructions, C9X Blade Patch Reinforcement issued by CTW as a condition to FWA IV’s releasing the Holdback Amount applicable to each Turbine Blade set to CTW. In the event that an affected Turbine Blade set is not remediated before January 31, 2009, with respect to the next subsequent Turbine Delivered by CTW pursuant to the Milford TSA, FWA IV shall not be obligated to make the Delivery milestone payment for such Turbine until CTW provides written certification to First Wind that such affected Turbine Blade set has been remediated in accordance with remediation procedures DC-l10298 Work Instructions, C9X Blade Patch Reinforcement issued by CTW.

4

(b)           On or before January 15, 2009, FWA IV shall have the right, with respect to seven (7) or fewer Turbines (the “Designated Turbines”), to change the type of Turbine to be provided by CTW under the Milford TSA from a “C-99” series Turbine to a “C-96” series Turbine or a “C-93” series Turbine at no additional cost to FWA IV. The Designated Turbines shall be Delivered pursuant to the terms and conditions of the Milford TSA; provided, that, First Wind shall have the right to install the Designated Turbines at any project site, including the Milford Site. In the event that First Wind elects to install the Designated Turbines at a project other than the Milford Project, Clipper and First Wind (or an affiliate of First Wind) shall, prior to the installation of the Designated Turbines, enter into a new turbine supply agreement, warranty agreement and operation, maintenance and service agreement on substantially the same terms and conditions as set forth in the Project Documents for the Milford Project (subject to reasonable revisions due to material differences in project size or location or turbine requirements) or enter into amendments with respect to existing agreements between affiliates of the Parties, as the case may be, to take into account the Designated Turbines.

2.2                                 Sheffield TSA and Sheffield Warranty.

(a)           The Delivery Schedule set forth in Exhibit L to the Sheffield TSA is hereby amended and replaced with the new Delivery Schedule for the Sheffield TSA set forth in Schedule II.

(b)           The first sentence of the first Recital in the Sheffield TSA is replaced with the following:

“WHEREAS, Purchaser desires to purchase, and Supplier desires to sell twelve (12) Clipper Windpower 2.5 MW “C-93” series wind turbine generators and four (4) Clipper Windpower 2.5 MW “C-96” series wind turbine generators (each a “Turbine” and collectively, the “Turbines”), each consisting of the Major Turbine Components and Ancillary Parts and Equipment (as set forth in Exhibit A hereto).”

(c)           Exhibit E to the Sheffield TSA shall be amended by attaching thereto the supplemental exhibit (Foundation Loads Document) relating to the Clipper Windpower 2.5 MW “C-93” series wind turbine generator attached hereto in Schedule III.

(d)           With respect to up to four (4) of the Turbines to be Delivered by CTW under the Sheffield TSA, the Parties agree that CTW may use gearbox castings that have been recycled from the Steel Winds Project; provided that such castings shall be free from Defects and such castings shall be subject to the Standard Warranty provided by CTW under the Sheffield Warranty. The bearings, gears and associated components installed in such recycled castings shall be new.

(e)           Exhibit C-2 to the Sheffield Warranty shall be amended by attaching thereto the supplemental exhibit (Power Curve) relating to the Clipper 2.5 MW “C-93” series wind turbine generator attached hereto in Schedule IV.

(f)            Section 3.1 of the Sheffield Warranty shall be amended by adding the following sentence as the last sentence in such Section 3.1:

5

“Notwithstanding anything to the contrary set forth in this Agreement, if Purchaser elects to test and measure the Power Curve Warranty under this Article 3, in determining the Power Curve Warranty Payments, if any, payable by Supplier, the Parties agree that such calculations shall be made for each type of Turbine (C-93 or C-96) using the results of the power curve testing conducted on each type of Turbine (C-93 or C-96) and taking into consideration the number of each type of Turbine (C-93 or C-96) located at the Project. For the avoidance of doubt, and for illustrative purposes only, if Purchaser elects to test and measure the Power Curve Warranty, and if after the MPPT is performed on each Nominated Turbine (one series C-93 Turbine and one series C-96 Turbine), the ANME is greater than the WPCP of NEE with respect to the twelve (12) C-93 Turbines and the ANME is less than the WPCP of NEE with respect to the four (4) C-96 Turbines, then Supplier shall have no liability to pay Power Curve Warranty Payments with respect to the twelve (12) C-93 Turbines and Supplier shall only be liable to pay the Power Curve Warranty Payments with respect to the four (4) C-96 Turbines.”

(g)           The second sentence of Section 3.2 of the Sheffield Warranty is hereby deleted and replaced as follows:

“If Purchaser chooses to have the Testing Engineer engage in the MPPT, the MPPT shall be performed on one (1) series C-93 Turbine and one (1) series C-96 Turbine selected by Purchaser, subject to Supplier’s prior approval, such approval not to be unreasonably withheld (the “Nominated Turbines”).”

(h)           On or prior to May 1, 2009, First Wind shall pay to CTW an amount equal to ***** ($*****) as consideration for provision of twelve C-93 series Turbine Blades instead of twelve C-96 series Turbine Blades.

2.3                                 2009 TSA.

(a)           The Delivery Schedule set forth in Exhibit L to the 2009 TSA is hereby amended and replaced with the new Delivery Schedule for the 2009 TSA set forth in Schedule II.

(b)           The Purchase Price set forth in Section 3.1 of the 2009 TSA is hereby amended to mean an amount equal to ***** ($*****).

2.4                                 2010 TSA.

(a)           Subject to the occurrence of the ***** the Delivery Schedule set forth in Exhibit L to the 2010 TSA shall be amended and replaced with the new Delivery Schedule for the 2010 TSA (the “Current Delivery Schedule”) set forth in Schedule II.

(b)           In the event that the ***** (i) occurs on or after ***** (as defined below) or (ii) subject to Section 2.4(c) below, does not occur on or before the ***** the Current Delivery Schedule shall be amended and replaced with a new Delivery Schedule for the 2010 TSA such that the first forty (40) Turbines under the 2010 TSA shall be deliverable between *****

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*****, whichever date is earlier; the next thirty (30) Turbines under the 2010 TSA shall be deliverable between *****, whichever date is earlier; and the remaining ten (10) Turbines under the 2010 TSA shall be deliverable between *****, whichever date is earlier; provided, that, if such new Delivery Schedule results in scheduled deliveries of Turbines ***** under the Current Delivery Schedule, the Current Delivery Schedule shall control; and provided further, that, in the event that any Turbine under the 2010 TSA is ***** as a result of the foregoing, *****. The ***** shall mean ***** provided, that the Production Tax Credits under Section 45 of the Internal Revenue Code (as amended from time to time, the “PTCs”) are available *****. In the event that the PTCs are not available as of ***** shall mean the date that the PTCs have been available after *****. In no event shall the ***** extend beyond *****.

(c)           In the event that the ***** does not occur on or ***** and provided that the PTCs have been available for *****, Clipper shall ***** First Wind in *****, no later than fifteen (15) days after the *****, the ***** (US $*****) ***** and the 2010 TSA shall terminate without any further action of the parties thereto.

(d)           No later than six (6) months prior to the date that Turbines under the 2010 TSA are to be delivered (for each of the delivery periods in 2011, 2012 and 2013), Clipper shall provide an updated Delivery Schedule with respect to the 2010 TSA Turbines indicating the number of Turbines to be delivered on a weekly basis.

(e)           ***** shall mean the occurrence of:

(i) the execution and delivery of a binding ***** (or similar agreement) or a binding ***** or any of its affiliates with respect to (A) the Milford Project, or (B) the Cohocton Project or (C) a third party wind energy project or projects located in the United States developed with Clipper wind turbine generators, provided that, as applicable to the third party wind energy project or projects, (x)(a) if the project or projects include only *****

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***** or (b) if the project or projects include ***** capacity in such project or projects; provided that clause 2.4(e)(i)(C)(x)(b)(2) shall only be satisfied if another third party wind energy project or projects ***** wind turbine generator nameplate capacity in such project or projects, otherwise satisfies the conditions set forth in this Section 2.4(e); and (y) the ***** supplied for such project or projects are supplied under turbine supply agreements having terms and conditions ***** the Milford TSA or the Cohocton TSA; provided however, that the condition set forth in (y) immediately above shall be met if Clipper offers to provide to First Wind the ***** to such third party on terms (including but not limited to the number of wind turbine generators applicable to, ***** such *****

(ii) all conditions precedent ***** directly or indirectly related to the ***** set forth in such ***** Agreement having been satisfied or waived by the applicable party obligated to ***** Agreement (the *****), including, without limitation, the delivery of a final *****

(f)            The Purchase Price with respect to the Turbines under the 2010 TSA shall be adjusted as follows: (i) with respect to the Turbines delivered in 2011, such Turbines shall be priced based on the per Turbine price as set forth in the 2011 TSA; (ii) with respect to the Turbines delivered in 2012, such Turbines shall be priced based on the per Turbine price as set forth in the 2012 TSA; and (iii) with respect to the Turbines delivered in 2013, such Turbines shall be priced based on the per Turbine price as set forth in the 2013 TSA.

2.5                                 2011 TSA, 2012 TSA and 2013 TSA.

(a)           The Delivery Schedule set forth in Exhibit L to each of the 2011 TSA, the 2012 TSA and the 2013 TSA is hereby amended and replaced with the new Delivery Schedule applicable to each respective Project Document set forth in Schedule II.

(b)           In the event that the ***** is not satisfied before June 30, 2009, the $***** payment presently scheduled to be made in September, 2009 under the 2011 TSA, and the $*****, $*****, and $***** payments that are presently scheduled to be made in September, 2009 under each of the 2011 TSA, the 2012 TSA and the 2013 TSA, respectively pursuant to the applicable Payment Schedule set forth in Schedule I, shall be amended such that (i) the $***** payment presently scheduled to be made in

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September, 2009 shall be made March 15, 2010 and (ii) the $*****, $***** and $***** payments presently scheduled to be made in September, 2009 shall be made June 15, 2010.

2.6           *****

2.7           *****

(a)           Section 3.3.1(c) of the Milford TSA, the Sheffield TSA, the 2010 TSA, the 2011 TSA, the 2012 TSA and the 2013 TSA is hereby amended by replacing the first sentence of such Section 3.3.1(c) with the following:

*****

(b)           Section 3.3. l(c) of the Milford TSA, the Sheffield TSA, the 2010 TSA, the 2011 TSA, the 2012 TSA and the 2013 TSA is hereby amended by inserting the following after the second sentence of Section 3.3.1(c):

*****

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(c)           Section 3.3.1(c) of the Milford TSA, the Sheffield TSA, the 2010 TSA, the 2011 TSA, the 2012 TSA and the 2013 TSA is hereby amended by replacing the seventh sentence (after taking into consideration the amendment pursuant to Section 2.7(b) above) of such Section 3.3.1(c) with the following:

*****

(d)           Section 3.3.1(c) of the Milford TSA, the Sheffield TSA, the 2010 TSA, the 2011 TSA, the 2012 TSA and the 2013 TSA is hereby amended by replacing the ninth sentence (after taking into consideration the amendment pursuant to Section 2.7(b) above) of such Section 3.3.1(c) with the following:

*****

(e)           Section 3.3.1(c) of the Milford TSA, the Sheffield TSA, the 2010 TSA, the 2011 TSA, the 2012 TSA and the 2013 TSA is hereby amended by replacing references to “3.3(d)” or “3.3.1(d)” therein with “3.3.1(c).”

(f)            The 2009 TSA is hereby amended by adding a new Section 3.3.1(c) into the 2009 TSA that incorporates by reference, Section 3.3.1(c) of the 2010 TSA, as modified by this Agreement.

ARTICLE III

ADDITIONAL AGREEMENTS

3.1           Termination of Thirty Five Turbine Purchase. The Parties hereby agree to terminate Section 4.1 of the March 2008 Agreement with respect to the purchase of thirty five (35) additional turbines.

3.2           ***** Financing Cooperation. Clipper shall provide reasonable cooperation in connection with First Wind’s efforts to achieve the ***** Financing. First Wind shall use commercially reasonable efforts to achieve the ***** on customary terms and conditions in the ***** on or before the *****

3.3           Cohocton Project Completion and Remediation Costs. The Parties agree to meet to attempt in good faith to agree upon the settlement of all claims relating to the project completion and remediation costs incurred relating to the Cohocton Project.

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3.4           Definition of AWA Period under the Warranty Agreements. The definition of “AWA Period” under each Warranty Agreement shall be amended with the following new definition of “AWA Period”:

“AWA Period shall mean each of the initial five (5) Warranty Period Years; provided, that, for the first Warranty Period Year, each of the first ninety (90) days, the next ninety (90) days thereafter and the remaining number of days in such first Warranty Period Year shall constitute an AWA Period.”

3.5           Master Escrow Agreement. Promptly following the execution and delivery of this Agreement, Clipper and First Wind shall execute and deliver a master escrow agreement with Iron Mountain Intellectual Property Management, Inc. (“Iron Mountain”) in connection with the obligations of Clipper to deliver certain ***** into escrow in accordance with the Project Documents. Such master escrow agreement shall be in form and substance similar to the Three- Party Escrow Service Agreement, dated as of April 15, 2008, among Iron Mountain, NWP and CTW.

3.6           Effectiveness of Certain Provisions. The Parties acknowledge and agree that the provisions in Sections 1.4, 2.1, 2.2, 2.6, 2.7 and 3.4 of this Agreement relating to the Cohocton TSA, the Cohocton Warranty, the Milford TSA, the Milford Warranty, the Sheffield TSA and the Sheffield Warranty, as applicable, require the consent of lenders to the applicable First Wind entities and that such provisions shall not become effective until such consents are obtained. First Wind shall notify Clipper when the consent of such lenders has been granted. For the avoidance of doubt, nothing in this Section 3.6 shall limit the effectiveness of Sections 1.1 (d), 1.3 (c) and 1.3 (d) to this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1           Representations of all Parties. Each Party represents and warrants to the other Parties that (a) such Party is an organization duly organized, validly existing and in good standing under the laws of the state of its organization and is qualified to do business in each jurisdiction it is required to be by applicable law, (b) the execution, delivery and performance of this Agreement by such Party has been duly authorized by all necessary corporate or limited liability company action, as applicable, on the part of such Party and does not and will not require the consent of any trustee or holder of any indebtedness or other obligation of such Party or any other party to any other agreement with such Party other than any consents already obtained, (c) this Agreement has been duly executed and delivered by such Party and constitutes the legal, valid and binding obligation of such Party enforceable against it in accordance with its terms, except to the extent limited by bankruptcy, insolvency or other similar laws relating to the rights of creditors, or by general principles of equity, and (d) no governmental authorization, approval, order, license, permit, franchise or consent, and no registration, declaration or filing with any governmental authority is required on the part of such Party in connection with the execution, delivery or performance of this Agreement.

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ARTICLE V

MISCELLANEOUS

5.1           Entire Agreement: Defined Terms. This Agreement contains the entire understanding of the Parties relating to the subject matter hereof and supersedes all prior written or oral and all contemporaneous oral agreements and understandings relating to the subject matter hereof. Any terms not otherwise defined in this Agreement shall have the meaning as defined in the Project Documents. Except as amended hereby, all the terms and conditions in all Project Documents shall remain in full force and effect. Each Party agrees to keep the terms and provisions of this Agreement and all materials and information that each Party receives pursuant hereto or in connection herewith in the strictest confidence and not to disclose any of the foregoing to any party other than the respective lenders, investors, potential lenders or investors, attorneys, accountants, affiliates, officers and directors of each Party or as such Party may be required by law, court order or in any litigation to disclose.

5.2           No Third Party Beneficiary. This Agreement is made for the sole benefit of the Parties hereto and their respective successors, executors and permitted assigns, and nothing contained herein, express or implied, is intended to or shall confer upon any other person any third-party beneficiary right or any other legal or equitable rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

5.3           Governing Law. This Agreement will be governed by and construed and interpreted in accordance with the substantive laws of the State of New York, without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of the laws of a jurisdiction other than New York.

5.4           Neutral Construction. The Parties hereto agree that this Agreement was negotiated fairly between them at arms’ length and that the final terms of this Agreement are the product of the Parties’ negotiations. Each party represents and warrants that it has sought and received legal counsel of its own choosing with regard to the contents of this Agreement and the rights and obligations affected hereby. The Parties hereto agree that this Agreement shall be deemed to have been jointly and equally drafted by them, and that no provisions of this Agreement should be construed against either party on the grounds that such party drafted or was more responsible for drafting such provision.

5.5           Severability. In the event that any one or more of the provisions or parts of a provision contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement or any other jurisdiction, but this Agreement shall be reformed and construed in any such jurisdiction as if such invalid or illegal or unenforceable provision or part of a provision had never been contained herein and such provision or part shall be reformed so that it would be valid, legal and enforceable to the maximum extent permitted in such jurisdiction, provided that any such reform or construction does not affect the economic or legal substance of the transactions contemplated hereby in a manner adverse to any party.

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5.6           Heading: Construction. The descriptive headings of the Articles and Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

5.7           Expenses. Each party shall be responsible for the payment of its own costs and expenses (including reasonable attorneys’ fees) in connection with the preparation, execution and delivery of this Agreement. Nevertheless, in any action or proceeding to enforce this Agreement, the prevailing party shall be entitled to payment of its reasonable costs and expenses (including reasonable attorneys’ fees).

5.8           Counterparts. This Agreement may be executed in one or more counterparts for the convenience of the Parties hereto, each of which shall be deemed an original and all of which together will constitute one and the same instrument. This Agreement shall be effective upon delivery of original signature pages or facsimile or electronic mail copies thereof.

5.9           Further Actions. Upon the terms and subject to the conditions set forth in this Agreement, the Parties hereto shall each use their respective commercially reasonable efforts to take, or cause to be taken, all appropriate action, and to do, or cause to be done, and to assist and cooperate with the other Parties hereto in doing, all things necessary, proper or advisable under applicable laws to consummate the transactions contemplated hereby. First Wind and Clipper shall, from time to time after the delivery and execution of this Agreement, at the request of either Party, execute and deliver stand-alone agreements or amendments as the requesting Party may reasonably request to evidence the agreement or agreements made under this Agreement with respect to a particular Project Document or particular Project Documents. In connection with the execution of this Agreement, First Wind has requested the applicable Clipper entities to execute the following stand-alone amendments: Amendment No. 1 to the Milford TSA and the Milford Warranty; Amendment No. 1 to the Sheffield TSA and the Sheffield Warranty; and Amendment No. 3 to the Cohocton Warranty.

5.10         Dispute Resolution. Any controversy, claim or dispute between the Parties arising out of or related to this Agreement which cannot be settled amicably by the Parties, shall be submitted for binding arbitration in accordance with the provisions contained herein and in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“Rules”). Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The arbitrator shall determine all questions of fact and law relating to any controversy, claim or dispute hereunder, including but not limited to whether or not any such controversy, claim or dispute is subject to the arbitration provisions contained herein. Any Party desiring arbitration shall serve on the other Party and the New York Office of the American Arbitration Association, in accordance with the Rules, its Notice of Intent to Arbitrate (“Notice”). The Parties shall agree on an arbitrator, and if the Parties cannot agree upon an arbitrator within ten (10) days after the date of the Notice, the arbitrator shall be selected in accordance with the Rules. The arbitration proceedings are hereby declared to be self-executing, and it shall not be necessary to petition a court to compel arbitration. All arbitration proceedings shall be held in New York, New York. The Parties agree to bear their own costs associated with any required travel to and from New York. Notice of the demand for arbitration shall be filed in writing with the other Party to this Agreement and with the American Arbitration Association. The demand for arbitration shall be made within a reasonable time after the controversy, claim or dispute has arisen, and in no event shall it be made after the date when institution of legal or

13

equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statutes of limitations.

14

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

CLIPPER TURBINE WORKS, INC.		CLIPPER FLEET SERVICES, INC.

By:	/s/ Robert Gates	By:	/s/ Robert Gates
Name:	Robert Gates	Name:	Robert Gates
Title:	Senior Vice President	Title:	Senior Vice President

CLIPPER WINDPOWER, INC.

By:	/s/ Robert Gates
Name:	Robert Gates
Title:	Senior Vice President

[Signature Page to Agreement]

FIRST WIND ACQUISITION III, LLC		FIRST WIND ACQUISITION IV, LLC

By:	/s/ Paul Gaynor	By:	/s/ Paul Gaynor
Name:	Paul Gaynor	Name:	Paul Gaynor
Title:	President	Title:	President

FIRST WIND ACQUISITION V, LLC		FIRST WIND ENERGY, LLC

By:	/s/ Paul Gaynor	By:	/s/ Paul Gaynor
Name:	Paul Gaynor	Name:	Paul Gaynor
Title:	President	Title:	President

NIAGARA WIND POWER, LLC

		By:	/s/ Paul Gaynor
		Name:	Paul Gaynor
		Title:	President

[Signature Page to Agreement]

[2009 TSA]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT. THE REDACTIONS ARE INDICATED WITH FIVE ASTERISKS (“*****”).  A COMPLETE VERSION OF THIS AGREEMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Execution Copy

TURBINE SUPPLY AGREEMENT

BY AND BETWEEN

UPC WIND ACQUISITION V, LLC

AND

CLIPPER TURBINE WORKS, INC.

ARTICLE 1	DEFINITIONS AND RULES OF INTERPRETATION	1
1.1	Definitions	1
1.2	Rules of Interpretation	1

ARTICLE 2	SUPPLY AND OTHER OBLIGATIONS OF SUPPLIER	2
2.1	Supply and Commissioning Obligations	2
2.2	Permits; Governmental Requirements	3
2.3	Purchaser’s Right to Inspect	3
2.4	Subcontractors	3
2.5	Safety	4
2.6	Independent Contractor	4

ARTICLE 3	PURCHASE PRICE AND PAYMENT	4
3.1	Purchase Price	4
3.2	Taxes	4
3.3	Progress Payments	4
3.4	Punch List Retainage	5
3.5	Purchaser’s Credit Support	5
3.6	Warranty Agreement	5
3.7	Operations and Maintenance Service Agreement	5

ARTICLE 4	DUTIES AND OBLIGATIONS OF PURCHASER	5
4.1	Purchaser’s Obligations	5
4.2	Cooperation with Supplier; Purchaser’s Representative	7
4.3	Permits; Governmental Requirements	7
4.4	Safety	7
4.5	Intellectual Property Rights: Licenses and Obligations	7
4.6	Transfer	9
4.7	Access to Information	9

ARTICLE 5	COMMENCEMENT, DELIVERY AND SHIPMENT	9
5.1	Commencement	9
5.2	Shipping Arrangements	10
5.3	Delivery Schedule	10
5.4	Designated Delivery Locations	10
5.5	Delay Delivery Damages	10

ARTICLE 6	FINAL ASSEMBLY WORK, INSTALLATION WORK, COMMISSIONING WORK AND PROJECT COMPLETION	11
6.1	Final Assembly Work and Turbine Installation	11
6.2	Commissioning	11
6.3	Project Completion	12
6.4	Purchaser Delays	12

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(continued)

ARTICLE 7	FORCE MAJEURE EVENTS	12
7.1	Excused Performance	12

ARTICLE 8	CHANGE ORDERS	13
8.1	Change Order	13
8.2	Change Order Process	13
8.3	No Change	13
8.4	Scope Changes Caused by a Force Majeure Event	14
8.5	Scope Changes Caused by Events within the Control of Purchaser	14

ARTICLE 9	LIMITATION OF LIABILITY	14
9.1	Supplier Not Responsible for Purchaser’s Work	14
9.2	Overall Limitation of Liability	14
9.3	Consequential Damages	15

ARTICLE 10	TITLE AND RISK OF LOSS; INSURANCE	15
10.1	Title to Supply Items	15
10.2	Risk of Loss	15
10.3	Insurance	15

ARTICLE 11	REPRESENTATIONS AND WARRANTIES OF SUPPLIER	19
11.1	Due Organization; Good Standing	19
11.2	Due Authorization	19
11.3	Execution and Delivery	19
11.4	Governmental Approvals	19
11.5	Supply Items; Services	20

ARTICLE 12	REPRESENTATIONS AND WARRANTIES OF PURCHASER	20
12.1	Due Organization; Good Standing; Qualified To Do Business	20
12.2	Due Authorization	20
12.3	Execution and Delivery	20
12.4	Governmental Approvals	20
12.5	Project Site	20

ARTICLE 13	MUTUAL INDEMNITY	21
13.1	Mutual Indemnity	21

ARTICLE 14	DEFAULT; CURE; REMEDIES	21
14.1	Default by Supplier	21
14.2	Purchaser’s Remedies	21
14.3	Default by Purchaser	22
14.4	Supplier’s Remedies	22
14.5	Cancellation Due to a Force Majeure Event	22
14.6	Surviving Obligations	23

ii

(continued)

ARTICLE 15	DISPUTE RESOLUTION	23
15.1	Procedure	23
15.2	Qualifications of Arbitrators; Expenses	26
15.3	Performance During Dispute	26
15.4	Consolidation	26
15.5	Language	26

ARTICLE 16	GENERAL PROVISIONS	26
16.1	Waiver	26
16.2	Successors and Assigns	26
16.3	Permitted Assignments	26
16.4	Notices	27
16.5	Governing Law	28
16.6	Amendments	28
16.7	Attachments Incorporated	28
16.8	Entire Agreement	28
16.9	Confidentiality	28
16.10	Counterparts	29
16.11	English Language Documents	29
16.12	Severability	29
16.13	Headings	29
16.14	Agreement Revisions	29

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Exhibits

Appendix I	Definitions
Exhibit A	Ancillary Parts and Equipment
Exhibit B	Payment Schedule
Exhibit C	Spare Parts
Exhibit D	Turbine Installation Manual
Exhibit E	Foundation Loads Document
Exhibit F	Turbine Component Storage Requirements
Exhibit G	Termination Schedule
Exhibit H	Supplier’s Major Turbine Component Suppliers
Exhibit I	Supplier Account
Exhibit J	Guaranty
Exhibit K	Transferee Agreement and Acknowledgment
Exhibit L	Delivery Schedule
Exhibit M	Commissioning Certificate
Exhibit N	Project Completion Certificate
Exhibit O	Commissioning and Start-Up Procedures
Exhibit P	Final Assembly Work
Exhibit Q	Project Site
Exhibit R	Supplier Permits
Exhibit S	Turbine Specifications
Exhibit T	Completion Schedule
Exhibit U	SCADA System Specifications
Exhibit V	SCADA System Installation Manual

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TURBINE SUPPLY AGREEMENT

THIS TURBINE SUPPLY AGREEMENT (the “Agreement” or the “Supply Agreement”) is made and entered into and effective as of December 31, 2007 by and between CLIPPER TURBINE WORKS, INC., a Delaware corporation (“Supplier”), and UPC WIND ACQUISITION V, LLC, a Delaware limited liability company with a place of business c/o UPC Wind Management, LLC, 85 Wells Ave., Suite 305, Newton, MA 02459 (“Purchaser”). Supplier and Purchaser are sometimes referred to, individually, as a “Party” or, collectively, as the “Parties”.

RECITALS

WHEREAS, Purchaser desires to purchase, and Supplier desires to sell thirty five (35) Clipper Windpower 2.5 MW “C-96” series wind turbine generators (each a “Turbine” and collectively, the “Turbines”), each consisting of the Major Turbine Components and Ancillary Parts and Equipment (as set forth in Exhibit A hereto). Additionally, Purchaser, in connection with its purchase of the Turbines, desires to purchase and Supplier desires to provide the Commissioning Work (as defined in Appendix I hereto), all on the terms and subject to the conditions set forth herein.

WHEREAS, Purchaser shall incorporate the Turbines into an 87.5 MW wind power project being developed by Purchaser to be located at a single project site within the state of Hawaii (the “Project”).

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Supplier and Purchaser, intending to be legally bound, hereby agree as follows:

AGREEMENT

ARTICLE 1

DEFINITIONS AND RULES OF INTERPRETATION

1.1      Definitions. For purposes of the Turbine Supply Documents and all schedules, exhibits and attachments thereto, and in addition to the definitions elsewhere in this Agreement and the other Turbine Supply Documents, the terms listed in Appendix I hereto shall have the respective meanings assigned to such terms in Appendix I hereto, which is incorporated herein and made a part hereof.

1.2      Rules of Interpretation. In this Agreement: (a) references to Sections and to Exhibits are, unless otherwise indicated, to Sections of and Exhibits to this Agreement; (b) the headings to Sections and Articles of this Agreement are for ease of reference only and shall not in any way affect its construction or interpretation; (c) the masculine gender shall include the feminine and neuter and the singular number shall include the plural, and vice versa, and references to persons shall include individuals, bodies corporate, unincorporated associations, companies and partnerships; and

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(d) references to Parties in this Agreement shall be deemed to include references to their successors and permitted assigns.

ARTICLE 2

SUPPLY AND OTHER OBLIGATIONS OF SUPPLIER

2.1      Supply and Commissioning Obligations. Purchaser hereby agrees to purchase and, subject to the terms and provisions hereof, Supplier agrees to supply and Deliver as provided in Subsections (a) and (b) below, the Supply Items and related Services for the Turbines. With respect to the Supply Items and related Services, following Purchaser’s submittal to Supplier of the Down Payment, and subject to the compliance by Purchaser with the terms hereof, Supplier agrees to do the following respecting the Supply Items and Services:

(a)        supply, pack, and Deliver, in accordance with wind industry practice and commercially reasonable shipping carrier requirements and in an economic manner consistent with wind industry practices, all Supply Items, the SCADA System and all related components and parts (other than foundations, foundation bolts, pad mount transformers and collection lines, communication lines and related equipment to be supplied by Purchaser) necessary to install and commission wind turbine generators in the quantity set forth above that are capable of performing to the Turbine Specifications (the “Supply Obligations”);

(b)        perform the Commissioning Work, as described in Section 6.2 below.

2.1.1          Failure to Timely Deliver Down Payment. If Purchaser fails to deliver to Supplier the Down Payment on or before the Down Payment Date, then Purchaser’s right to purchase and Supplier’s obligation to sell and Deliver the Supply Items and related Services shall terminate at the option of Supplier and be of no further force or effect, provided that Supplier shall first give Purchaser five (5) days written notice to afford Purchaser the opportunity to correct its performance.

2.1.2          Spare Parts.

(a)        During the Warranty Period, Supplier shall maintain an inventory of spare parts at such location and consisting of such spare parts as Supplier, in its sole discretion, shall determine necessary for the timely operation and maintenance of the Turbines during the Warranty Period (the “Necessary Spare Parts Inventory”). The list of spare parts proposed by Supplier is attached hereto as Exhibit C. It is the intention of the parties that the Necessary Spare Parts Inventory be used and maintained during the Warranty Period in order for Supplier to fulfill its obligations under the OMS Agreement and the Warranty Agreement.

(b)        Purchaser may purchase such additional spare parts, at Purchaser’s sole expense, and maintain such additional spare parts on the Project Site, at Purchaser’s sole expense; provided that such spare parts are available from Supplier without unreasonably impacting Supplier’s production of turbines.

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(c)         Within six (6) months of the date of final payment by Purchaser to Supplier of the Purchase Price, Supplier shall place into escrow with an escrow agent to be agreed upon between the parties, subject to an escrow agreement to be agreed between the parties, drawings (the “Spare Part Drawings”) necessary for Purchaser to make or have made any spare parts for the Turbines whose manufacture are subject to intellectual property rights of Supplier. Pursuant to the terms of the agreed upon escrow agreement, Purchaser shall be provided access to the Spare Parts Drawings only if and when Supplier is unable to provide necessary spare parts for the Turbines to Purchaser due to a default under Section 14.1(i), (ii), (iii) or (iv) under this Agreement.

2.1.3          SCADA System. Purchaser shall purchase the SCADA System from Supplier (exclusive of any fiber optic lines or other communication lines) for an amount equal to ***** Dollars ($*****). The price of the SCADA System is included in the Purchase Price.

2.1.4          [Intentionally Left Blank].

2.1.5          Other Items. Supplier has provided Purchaser with: the Turbine Installation Manual, a copy of which is set forth on Exhibit D; the Foundation Loads Document, a copy of which is set forth on Exhibit E; and the Turbine Component Storage Requirements, a copy of which is set forth on Exhibit F. No later than ten (10) days prior to the anticipated Commissioning of the first Turbine, Supplier shall provide to Purchaser the OMS Manual. Concurrently with the execution of this Agreement, Supplier and Purchaser shall deliver to the other Party the Warranty Agreement and the OMS Agreement, duly executed by each Party. At Purchaser’s request and at Purchaser’s cost, within twelve (12) months of Commissioning of the last Turbine, Supplier shall provide to Purchaser a location specific site suitability certificate from Germanischer Lloyd.

2.2      Permits; Governmental Requirements. Supplier shall secure and pay for all Supplier Permits required for the Delivery of the Supply Items to the Designated Delivery Location. Purchaser shall cooperate with Supplier in obtaining the Supplier Permits. Supplier shall have no obligation to obtain any Purchaser Permit; provided Supplier shall cooperate with Purchaser in Purchaser’s efforts to obtain and comply with Purchaser Permits. Supplier shall comply with all Governmental Requirements applicable to the performance of its obligations hereunder.

2.3      Purchaser’s Right to Inspect. Supplier shall permit Purchaser, upon ten (10) days prior written notice to Supplier, to inspect the Turbines and to visit Supplier’s Turbine manufacturing and assembly facilities for such purpose, subject in all cases to Supplier’s confidentiality requirements and reasonable safety precautions, and so long as such inspection and presence does not unreasonably interfere with or delay the completion or Delivery of the Turbines or Supplier’s performance of its obligations hereunder.

2.4      Subcontractors. Supplier may retain such Subcontractors as in Supplier’s reasonable judgment may be necessary to complete Supplier’s duties and obligations under this Agreement. Supplier shall be solely responsible to pay its Subcontractors and the use of any Subcontractor shall not limit Supplier’s obligations hereunder. The list of Supplier’s Major Turbine Component suppliers is set forth on Exhibit H. Supplier agrees that it will not use any Major Turbine

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Components not listed on Exhibit H without Purchaser’s advance written consent, such consent not to be unreasonably withheld, conditioned or delayed.

2.5      Safety. Until any Supply Item has been Delivered, Supplier shall take reasonable steps to protect each Supply Item against damage, destruction or theft, and shall ensure that all Supplier Insurance covering the Turbines remains in full force and effect prior to Delivery.

2.6      Independent Contractor. In performing its duties and obligations under this Agreement, Supplier shall, at all times, act in the capacity of an independent contractor, and shall not in any respect be deemed (or act as) an agent of Purchaser for any purpose or reason whatsoever. Supplier shall have no responsibility for any of Purchaser’s Work hereunder.

ARTICLE 3

PURCHASE PRICE AND PAYMENT

3.1      Purchase Price. For the Supply Items, SCADA System and Services, Purchaser shall pay to Supplier ***** Dollars ($*****) (the “Purchase Price”). Purchaser shall pay to Supplier on the date of this Agreement (the “Down Payment Date”) a non-refundable amount equal to ***** percent (*****%) of the Purchase Price (the “Down Payment”). All payments to be made under this Agreement by Purchaser to Supplier shall be made in immediately available funds to the Supplier account set forth in Exhibit I. The Purchase Price is subject to adjustment by Change Order as provided in this Agreement.

3.2      Taxes. Supplier shall be responsible for (a) all federal and state income taxes payable by Supplier in connection with its net income, (b) all taxes in connection with the import of any Supply Item into the United States, and (c) any business license or fees arising in connection with Supplier’s business in any State. Purchaser shall be responsible for all sales and use tax and any other federal, state or local taxes imposed on the sale or use of the Supply Items and any services provided hereunder (collectively “Taxes”).

3.3      Progress Payments.

3.3.1          The remaining amount of the Purchase Price shall be paid by the Purchaser to the Supplier pursuant to the Payment Schedule set forth on Exhibit B attached hereto (the “Payment Schedule”). Upon completion of each of the milestones for the Project set forth on Exhibit B attached hereto, the corresponding portion of the Purchase Price shall be due and payable to Supplier as set forth on Exhibit B attached hereto (each, a “Progress Payment”).

(a)       Purchaser shall pay the Down Payment and each Progress Payment to Supplier in United States Dollars and in immediately available funds to the account of Supplier, identified on Exhibit I. Should Purchaser fail to make any Progress Payment when due, in addition any other remedy available to Supplier under this Agreement, or otherwise, (i) Supplier may enforce the Guaranty as set forth in Section 3.5 pursuant to its terms; (ii) such overdue amount shall bear interest until paid in full at the Default Rate, and (iii) Supplier may,

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without prejudice to any other rights or remedies it may have under this Agreement, stop its performance hereunder until the overdue amount and interest thereon is paid in full.

(b)  Provided that Supplier has duly performed or is reasonably performing its obligations hereunder and irrespective of any other term of this Agreement, and provided that any delay in obtaining the Project Completion Certificate within six (6) months after Delivery of the last Major Turbine Component by Supplier for the Project is not caused solely by Supplier or any of Supplier’s Affiliates or subcontractors, one hundred percent (100%) of the Purchase Price, subject to the retention of the applicable Punch List Retainage, shall be paid by Purchaser to Supplier no later than six months after Delivery of the last Major Turbine Component by Supplier for the Project.

3.4      Punch List Retainage. In delivering the Project Completion Certificate as provided in Section 6.3 below hereunder, Supplier shall include an estimated cost to complete each item of Punch List Work (200% of such estimated costs being the “Punch List Retainage”). The Progress Payment corresponding to delivery of the Project Completion Certificate shall be decreased by an amount, if any, which is equal to the Punch List Retainage, and upon the completion of any item of Punch List Work to the reasonable satisfaction of Purchaser, Purchaser shall immediately pay Supplier the Punch List Retainage that was retained by Purchaser for such item of Punch List Work.

3.5      Purchaser’s Credit Support. Purchaser shall, concurrently with the delivery by Purchaser of the Down Payment, deliver to Supplier a guaranty from its parent company (the “Guaranty”) in substantially the form attached hereto as Exhibit J.

3.6      Warranty Agreement. The Parties acknowledge that, concurrent with the execution of this Agreement, the Parties shall enter into the Warranty Agreement. The cost of the first two (2) years of warranty coverage under the Warranty Agreement is included in the Purchase Price.

3.7      Operations and Maintenance Service Agreement. Concurrent with the execution of this Agreement, Affiliates of the Purchaser and Supplier shall execute an OMS Agreement whereby Supplier, an Affiliate of Supplier, or a contractor designated by Supplier and approved by Purchaser (the “Contractor”), shall provide operation and maintenance service to the Project. Pursuant to the terms of the OMS Agreement, the cost for the first two (2) years of OMS Services (other than Additional OMS Services) is included in the Purchase Price.

ARTICLE 4

DUTIES AND OBLIGATIONS OF PURCHASER

4.1      Purchaser’s Obligations. Purchaser agrees to perform the following, all on the terms and subject to the conditions of this Agreement:

4.1.1          Payment. Purchaser shall make the Down Payment, all Progress Payments and any other payments due Supplier under this Agreement when due and shall be responsible for and promptly pay all Taxes.

4.1.2          Purchaser’s Work. Purchaser shall, at its sole cost and expense, be solely responsible for all work necessary for the development, construction, completion and operation

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of the Project (other than the Delivery of Supply Items and the performance of the Services by Supplier) and for the installation and operation of the Turbines, which work (herein “Purchaser’s Work”) shall include the following:

(a)       Site Suitability and Access. Purchaser shall ensure that the Project Site is suitable for installation of the Turbines in accordance with the Turbine Specifications and Turbine Installation Manual and shall ensure that Supplier has continuous unfettered physical access to the Project Site during normal business hours during the performance of its Commissioning Work;

(b)       Acceptance and Shipment of Supply Items. Upon Supplier’s Delivery of any Supply Item to its respective Designated Delivery Location, Purchaser shall, unless otherwise agreed by the Parties, within five (5) days after notice from Supplier and at such date and time set forth in Supplier’s notice, pick up the Supply Item at its Designated Delivery Location, and ship, install or store such Supply Item at the Project Site. Purchaser shall be responsible for any reasonable costs incurred by Supplier due to Purchaser’s delay in promptly picking up and transporting off site any Supply Item upon its Delivery within said five (5) day period. Purchaser shall be solely responsible for shipment and insurance of each Supply Item once picked up;

(c)        Storage. Purchaser shall ensure that adequate staging, lay down and storage areas for the Supply Items are available and maintained at the Project Site and shall store and maintain the Supply Items pending installation in accordance with the Turbine Component Storage Requirements set forth on Exhibit F;

(d)       Tower Foundations. Purchaser shall investigate the Project Site and its soil conditions and shall design and construct the Tower Foundations in accordance with Supplier’s Tower Foundation Requirements;

(e)        Turbine and SCADA System Installation. Purchaser shall perform the Turbine Installation Work and the installation of the SCADA System, all in strict accordance with the Turbine Specifications, the Turbine Installation Manual and the SCADA System Installation Manual; and shall (i) notify Supplier of Purchaser’s proposed schedule for all such work; (ii) coordinate such work with Supplier’s Commissioning Work for the Turbines; and (iii) complete the Installation Work in such a manner so that a team of two technicians can complete the Commissioning of each Turbine within a period not to exceed three and a half (3 1/2) Business Days, without interruption or delay on a continuous basis until all Turbines have been Commissioned;

(f)        Construction of Project. Purchaser shall (i) perform the Final Assembly Work which is set forth in Exhibit P hereto (ii) perform all civil works (including roads, grading, maintenance facilities, meteorological towers and other items); (iii) perform all electrical works (including collection lines, Electrical Infrastructure, Transmission Facilities, Interconnection Facilities and other items); (iv) provide and install a remote terminal unit and cabling to the Substation, meteorological towers, and communications lines for the SCADA System to the Substation; and (v) provide any other items required for the operation of the Project; and

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(g)       Commissioning Responsibilities. Purchaser shall ensure that at all times during Commissioning Work, each Turbine shall have a continuous supply of electricity from the grid, and that Purchaser’s utility will accept electricity generated by such Turbine. During Commissioning, Purchaser shall provide assistance, including equipment, electricians and mechanics, as may be reasonably required by Supplier to address any out of scope impacts on the completion of Commissioning. Purchaser shall arrange for the provision of full grid power to each Turbine to ensure completion of the Commissioning Work for each Turbine.

4.1.3           Other Items. On or before the date that is thirty (30) days prior to the date of Delivery of the first Major Turbine Component for the Project, Purchaser shall provide Supplier with notification of the anticipated date that Purchaser will energize the substation for the Project.

4.2       Cooperation with Supplier; Purchaser’s Representative. Purchaser shall cooperate with Supplier and, if applicable, shall cause its EPC Contractor and any other contractors engaged by Purchaser with respect to the Project (herein, “Purchaser’s Contractors”), to cooperate with Supplier, all in connection with Supplier’s performance of its obligations hereunder. Purchaser shall promptly provide Supplier with a schedule of the names and contact information for all of Purchaser’s Contractors and shall update such schedule periodically. Purchaser designates Scott Rowland as its representative (“Purchaser’s Representative”) in dealing with Supplier with respect to this Agreement.

4.3       Permits; Governmental Requirements. Purchaser shall secure and pay for all Purchaser Permits, including any permits required for the delivery of Supply Items from the Designated Delivery Location to the Project Site. Supplier shall cooperate with Purchaser in obtaining Purchaser’s Permits. Purchaser shall have no obligation to obtain any Supplier Permit; provided that, Purchaser shall cooperate with Supplier in Supplier’s efforts to obtain Supplier Permits. Purchaser shall comply with all Governmental Requirements applicable to the performance of Purchaser’s Work.

4.4       Safety. Upon Delivery of any Supply Item to its Designated Delivery Location, Purchaser shall take reasonable steps, and shall ensure that the EPC Contractor and the Purchaser’s Contractors take reasonable steps, to protect any such Supply Item against damage or theft.

4.5       Intellectual Property Rights: Licenses and Obligations.

4.5.1           Patents. Supplier hereby grants to Purchaser under Supplier’s patent rights, only the non-exclusive right to use the Supply Items provided to Purchaser under this Agreement. Supplier expressly reserves all other patent rights, including, without limitation, the right to make, use, sell, offer for sale and import other products identical to or similar to the Supply Items. Other than the rights granted herein with respect to the Supply Items, Supplier expressly reserves all other patent rights, and Purchaser shall not have the right under Supplier’s patent rights to make, use, sell, offer for sale, or import any products or methods that infringe Supplier’s patents or to sublicense any of the foregoing rights.

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4.5.2           Trade Secrets. Purchaser acknowledges that the technical, operation and maintenance, and other information it receives in connection with the Supply Items (including, without limitation, any and all firmware, software, Turbine Specifications, SCADA System Specifications, installation and operation and maintenance procedures, know-how and similar items) constitute trade secret information that is proprietary to Supplier. Supplier hereby grants to Purchaser under Supplier’s trade secret rights, the non-exclusive right to use such trade secrets only in the installation and operation and maintenance of the Supply Items. Supplier further grants to Purchaser under Supplier’s trade secret rights, the non-exclusive right to disclose such trade secrets to a third party only as necessary for the financing, installation and operation and maintenance of the Supply Items provided such third party executes a written agreement obligating it to maintain the confidentiality of the trade secret information and to return all copies of such trade secret information received and prohibiting reverse engineering, disassembly, and decompilation of any of the trade secret information. Other than the rights granted herein with respect to the Supply Items, Supplier expressly reserves all other trade secret rights. Purchaser agrees to maintain all such trade secret information in strict confidence and shall not disclose such trade secret information to any third party except in accordance with this Section 4.5.2. The obligations of confidentiality herein shall survive termination or expiration of this Agreement.

4.5.3           Copyrights. Purchaser acknowledges that the technical, operation and maintenance, and other information it receives in connection with the Supply Items (including, without limitation, any and all firmware, software, Turbine Specifications, SCADA System Specifications, installation and operation and maintenance procedures, descriptions of know-how and similar written items) constitute copyrightable material. Supplier hereby grants to Purchaser under Supplier’s copyrights, the non-exclusive right to copy and use such copyrighted materials only in the installation and operation and maintenance of the Supply Items. Supplier further grants to Purchaser under Supplier’s copyrights, the non-exclusive right to copy the copyrightable materials and distribute such to a third party only as necessary for the installation and operation and maintenance of the Supply Items, provided such third party executes a written agreement obligating it to return all copies of such copyrightable materials received, prohibiting any further copying or distribution of such copyrightable materials, and prohibiting reverse engineering, disassembly and decompilation of any of the copyrightable materials. Other than the rights granted herein with respect to the Supply Items, Supplier expressly reserves all other copyright rights. Purchaser shall not have the right to sublicense any of the Supplier’s copyright rights or the right to create derivative works of any of the copyrightable materials. Purchaser shall not reverse engineer, disassemble or decompile any of the copyrightable materials.

4.5.4           Trademarks and Service Marks. Purchaser shall not have any rights in any trademarks or service marks, whether registered or not, that are owned or controlled by Supplier. Purchaser shall not utilize any trademark or service mark that is substantially similar to any trademarks or service marks owned or controlled by Supplier. Purchaser may reference only those trademarks or service marks owned by Supplier in its written materials; provided that, such reference clearly denotes that such is a trademark or service mark and is owned by Supplier.

4.5.5           Transfer of Title in Supply Items. Should Purchaser transfer title in any of the Supply Items to a third party, the licenses provided in this Section 4.5 shall run with such Supply Items, provided such third party executes a Transferee Agreement and Acknowledgment, in the form attached hereto as Exhibit K, acknowledging Supplier’s ownership in the respective

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Intellectual Property Rights and obligating itself to all of the same prohibitions and restrictions with respect to Supplier’s Intellectual Property Rights described in this Section 4.5. Purchaser acknowledges that the Supply Items may be subject to the export control laws and regulations of the United States of America and agrees to comply with all such laws and regulations regarding any export of any of the Supply Items.

4.5.6           Ownership and Injunctive Relief. All Intellectual Property Rights owned or controlled by Supplier shall remain the exclusive property of Supplier and nothing herein shall be construed as a sale, lease, loan, or transfer of any of such Intellectual Property Rights. Purchaser shall derive no rights, title or interest therein except as expressly set forth in this Agreement. Any technical information concerning the Supply Items that Purchaser acquires or develops in connection with the ownership or operation of the Turbines shall be the property of Supplier. Further, Purchaser acknowledges that a breach of the confidentiality provisions in this Agreement may cause Supplier irreparable harm and damage that may not be recoverable at law and that Purchaser shall be entitled to obtain injunctive relief in addition to any other rights or remedies Purchaser may have.

4.5.7           Government Rights. Any and all computer software and related documentation provided as part of the Supply Items are “commercial items” as that term is defined at 48 C.F.R. 2.01 (October 1995) comprising “commercial computer software” and “commercial computer software documentation” as used in 48 C.F.R. 12.212 (September 1995) and other applicable acquisition regulations and are provided to the U.S. Government only as a commercial item and subject to the terms and conditions and all restrictions set forth in this Agreement as applicable to such computer software and related documentation. Consistent with 48 C.F.R. 12.212 and 48 C.F.R. 227.7202 (June 1995), all U.S. Government users and licensees acquire the software and its related documentation with only those rights applicable to such software and related documentation as set forth in this Section 4.5.

4.6       Transfer. Purchaser covenants and agrees that it will not sell, lease or otherwise transfer the Turbines or any part thereof unless Purchaser first obtains and delivers to Supplier a Transferee Agreement and Acknowledgment, executed by the proposed transferee. Notwithstanding anything else contained herein, Purchaser may assign in whole or in part its rights under this Agreement to an Affiliate upon notice to Supplier.

4.7       Access to Information. From the date of this Agreement through the end of the fifteenth (15th) year after Project Completion, Purchaser shall provide to Supplier prompt access to all technical, operational and maintenance and other information it receives or collects in connection with its operating the Turbines. The collection of all such data shall be at the reasonable expense of Supplier. All information provided by Purchaser hereunder shall be subject to the provisions of Section 16.9.

ARTICLE 5

COMMENCEMENT, DELIVERY AND SHIPMENT

5.1       Commencement. Subject to Section 2.1.1, Supplier shall commence performance of its obligations under this Agreement on the Down Payment Date. In addition to Supplier’s other

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rights and remedies hereunder, if any payment due under this Agreement is not timely made by Purchaser, the delinquent payment amount shall accrue interest at the Default Rate.

5.2       Shipping Arrangements. All Supply Items shall be delivered Ex Works at the Designated Delivery Locations. For purposes of this Agreement, each individual Supply Item and the SCADA System shall be deemed “Delivered” and Supplier shall have satisfied its delivery arrangements with respect thereto, when Supplier makes available such Supply Item and SCADA System at its Designated Delivery Location for pick up by Purchaser, provided however, that Purchaser may not take custody and control of the said Supply Item until the applicable Progress Payment has been made by Purchaser and received by Supplier. Purchaser shall be responsible for all loading and shipment of the Supply Items and SCADA System from their respective Designated Delivery Locations to the Project Site and shall pay for all costs and expenses incurred by Purchaser related thereto, including the costs of maintaining insurance on such Supply Item and SCADA System during shipment of such Supply Item and SCADA System from its respective Designated Delivery Location to the Project Site.

5.3       Delivery Schedule. The Supply Items shall be Delivered to their Designated Delivery Locations in accordance with the Delivery Schedule attached as Exhibit L (the “Delivery Schedule”); provided however, that Supplier shall use commercially reasonable efforts to work with Purchaser to revise the Delivery Schedule as necessary considering Supplier’s manufacturing schedules and Purchaser’s Project requirements. Delivery dates in the Delivery Schedule will be deemed met so long as the Supply Items are delivered to the Designated Delivery Locations on or before the date for such delivery set forth in the Delivery Schedule; provided that, Supplier shall have the right to Deliver the Supply Items up to one (1) month earlier than provided for in the Delivery Schedule. The SCADA System shall be delivered at a Designated Delivery Location mutually agreed by the Parties following the installation of the first Turbine at the Project Site by Purchaser.

5.4       Designated Delivery Locations. Unless otherwise agreed in writing by the Parties, Supplier shall Deliver the Supply Items as follows: (i) Turbine Nacelle, Turbine Controller, Turbine hub and Ancillary Parts and Equipment at Supplier’s factory near Cedar Rapids, Iowa, (ii) the Turbine Blades at such location or warehouse facility as Supplier may direct near Houston, Texas, or at another mutually agreed upon location, provided any costs associated with such other mutually agreed location be borne by Purchaser, and (iii) the Towers at the manufacturing facility located in Chattanooga, Tennessee, or at such other domestic location as Supplier may specify at any point prior to three (3) months from the Delivery date set forth in the Delivery Schedule. Each of the foregoing locations is referred to herein as a “Designated Delivery Location.”

5.5       Delay Delivery Damages. The Parties acknowledge that Purchaser will suffer damages that will be difficult to ascertain if Purchaser fails to Deliver any Major Turbine Component within thirty (30) days of the applicable date of Delivery set forth in the Delivery Schedule. Consequently, the Parties agree that Supplier will pay Purchaser, if any Major Turbine Component is Delivered thirty (30) days or more late and such delay was not due to any Force Majeure Event or breach by Purchaser of any of its obligations under this Agreement, the following amount as liquidated damages: For each full day after the first thirty (30) days following the date that the Delivery of such Major Turbine Component is delayed beyond the date specified in the Delivery Schedule, an amount equal to $***** per Turbine per day for the first fifteen (15) days after

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delay payments become payable, an amount equal to $***** per day for the next fifteen (15) days, and an amount equal to $***** per day thereafter (the “Delay Delivery Damages”); provided that, in no event shall the aggregate Delay Delivery Damages payable hereunder exceed ***** percent (*****%) of the pro-rata portion of the Purchase Price applicable to the Turbine for which such delayed Major Turbine Component is a component. It is understood and acknowledged by the Parties that if more than one Major Turbine Component applicable to a Turbine is delivered late, the liquidated damages applicable to the Turbine will not exceed $***** per day (for the first 15 days after delay payments become payable), $***** per day (for the next 15 days of delay payments), and $***** per day (for delay payments thereafter) as applicable. The Parties acknowledge and agree that the Delay Delivery Damages set forth above are a reasonable estimate of the damages Purchaser will suffer because of late Delivery of any Major Turbine Component and that, therefore, the Delay Delivery Damages set forth herein shall be Purchaser’s sole and exclusive remedy with respect to such Delivery delays.

ARTICLE 6

FINAL ASSEMBLY WORK, INSTALLATION WORK,
COMMISSIONING WORK AND PROJECT COMPLETION

6.1       Final Assembly Work and Turbine Installation. Purchaser shall complete the Final Assembly Work with respect to all Turbines in conformance with the procedures and requirements set forth in Exhibit P, and shall complete the Installation Work with respect to all Turbines in accordance with the Installation Procedures and, subject to Section 5.3 above, within the period of time set forth on the Completion Schedule.

6.2       Commissioning. Commissioning of the Turbines shall be conducted as follows:

6.2.1           Advance Completion Notice. No less than thirty (30) days prior to the date Purchaser expects Supplier to commence the Commissioning Work, Purchaser shall provide Supplier with written notice (the “Advance Completion Notice”) of Purchaser’s anticipated completion date of the Installation Work and the date on which Supplier shall commence the Commissioning Work (which date shall be no later than the date that Supplier is obligated to commence the Commissioning Work as set forth in the Completion Schedule). Purchaser shall use commercially reasonable efforts to schedule Turbine Installation for all Turbines in the Project so that Supplier can complete the Commissioning of each Turbine without interruption or delay on a continuous basis until all the Turbines have been Commissioned.

6.2.2           Turbine Installation Inspection. Following completion of the Installation Work with respect to any Turbine, Purchaser shall deliver a written notice of completion to Supplier (an “Installation Completion Notice”) and Supplier shall examine each Turbine in accordance with the Installation Procedures and the Turbine Installation Manual. If the Turbine fails to conform to the standards contained in the installation inspection procedures set forth in the Turbine Installation Manual, then it shall be deemed not properly installed, and Supplier shall promptly so notify Purchaser. Purchaser shall then promptly take all required action to complete the Installation Work for all Turbine(s) failing the installation inspection procedures.

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6.2.3           Commissioning Work. Supplier shall perform the Commissioning Work for the Turbines in accordance with the Commissioning and Start-Up Procedures and the Completion Schedule, subject to any adjustment in the completion of the Commissioning Work, pursuant to Section 5.3 hereof, due to Supplier’s early Delivery of the Supply Items (provided, however, that Supplier’s obligation to Complete the Commissioning Work by such time set forth on the Completion Schedule shall be extended to the extent of Purchaser’s delay in completing the Installation Work). Upon completion of the Commissioning of each Turbine, Supplier shall issue to Purchaser a commissioning certificate for such Turbine in the form attached hereto as Exhibit M (each a “Commissioning Certificate”). Within five (5) days after receipt of a Commissioning Certificate, Purchaser shall either approve such Commissioning Certificate or deliver to Supplier written notice of any work remaining to be completed by Supplier (the “Punch List Work”). If Purchaser fails to deliver such notice within such five (5) day period, the Commissioning Certificate will be deemed approved by Purchaser.

6.3       Project Completion. Within five (5) days after the delivery by Supplier to Purchaser of a Commissioning Certificate for the Project’s final Turbine, Supplier shall also deliver to Purchaser a completion certificate for all Turbines in the Project (the “Project Completion Certificate”), in the form attached hereto as Exhibit N, together with a list of any remaining Punch List Work on any Turbine, a schedule for completing the Punch List Work and an estimate of the cost of each item of Punch List Work. Supplier shall thereafter promptly complete all Punch List Work.

6.4       Purchaser Delays. In the event that any of the actions of Purchaser, the EPC Contractor or any of Purchaser’s Contractors cause a delay in the performance by Supplier of the Commissioning Work, Purchaser shall pay Supplier its actual documented costs directly attributable to such delay, including wages, lodging and meals.

ARTICLE 7

FORCE MAJEURE EVENTS

7.1       Excused Performance. If either Party is rendered wholly or partially unable to perform its obligations (other than payment obligations) under this Agreement due to the occurrence of a Force Majeure Event, such Party will be excused from the affected performance obligation (other than payment obligations), provided that:

(a)        the affected Party gives the other Party notice describing the particulars of the occurrence, including an estimate of its expected duration and probable impact on the affected Party’s obligations hereunder, such notice shall be given promptly after becoming aware of the occurrence of the Force Majeure Event, and, in no event more than seven (7) days after the affected Party becomes aware or should reasonably have been aware of such occurrence;

(b)       the affected Party shall continually exercise all commercially reasonable efforts to mitigate the effect of such Force Majeure Event, remedy its inability to perform, and limit damages to the other Party and shall promptly resume its

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performance when the Force Majeure Event no longer impacts its ability to perform, and shall give the other Party prompt notice of its intent to resume such performance;

(c)        the suspension of a Party’s performance affected by the Force Majeure Event shall be of no greater scope and of no longer duration than is reasonably required by the Force Majeure Event;

(d)       no liability of either Party which arose before the occurrence of the Force Majeure Event shall be excused as a result of the occurrence thereof; and

(e)        no Force Majeure Event shall relieve any Party from performing those of its obligations that are not materially affected by the Force Majeure Event.

ARTICLE 8

CHANGE ORDERS

8.1       Change Order. The term “Change Order” as used herein shall mean a written instrument signed by Purchaser and Supplier, stating their mutual agreement upon any of the following: (i) a change in the fabrication or features of the Turbines (such as adding Federal Aviation Administration lighting or a cold weather package); (ii) a change in the Delivery Schedule or Completion Schedule; (iii) a change in the Commissioning Work; (iv) a change in the number of or location of Project sites; or (v) an adjustment in the Purchase Price (collectively “Scope Changes”).

8.2       Change Order Process. Purchaser may request Scope Changes within the general scope of this Agreement consisting of additions, deletions, or other revisions. If Purchaser so desires to request Scope Changes, it shall submit a change request to Supplier in writing. Within ten (10) Business Days after its receipt of any such request, Supplier shall submit a detailed proposal to Purchaser stating (a) the increase or decrease, if any, in the Purchase Price which would result from such change, and (b) the effect, if any, upon the Delivery Schedule or Completion Schedule by reason of such proposed change. Purchaser shall have five (5) days from receipt of Supplier’s detailed proposal to accept or reject in writing Supplier’s proposal in relation to the requested change. If Purchaser agrees with Supplier’s proposal, Purchaser and Supplier shall execute a Change Order reflecting the requested Scope Changes and proposed adjustments, if any, in the Purchase Price and the Delivery Schedule or Completion Schedule. In the event Purchaser disagrees with Supplier’s proposal, Purchaser shall promptly so notify Supplier, following which the Parties shall negotiate in good faith a solution which is satisfactory to both Purchaser and Supplier. Should Purchaser fail to respond to Supplier in writing within the foregoing five (5) day period, Purchaser shall be deemed to have withdrawn its requested change.

8.3       No Change. Notwithstanding anything to the contrary contained in this Agreement, Supplier shall not be obligated to proceed with any Scope Changes requested by Purchaser unless and until a Change Order is executed by the Parties in relation to such change. Further, Supplier shall not be required to implement a requested Scope Change by Purchaser if the implementation of such change would, in Supplier’s reasonable opinion, likely impair Supplier’s ability to achieve any

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of the performance guarantees, warranties or covenants set forth in this Agreement, the OMS Agreement, and/or the Warranty Agreement.

8.4       Scope Changes Caused by a Force Majeure Event. If a Force Majeure Event occurs that materially adversely affects Supplier’s performance of all or a portion of the sale and Delivery obligations hereunder or if such a Force Majeure Event causes any of the Commissioning Work to be temporarily or permanently prevented, Supplier shall be entitled to a Change Order reflecting such impact of such Force Majeure Event, including an extension in Supplier’s time for performance for such delay to the extent Supplier’s performance is actually delayed. In the case of a Force Majeure Event, Supplier must notify Purchaser of Supplier’s intent to request a Change Order (the “Notice of Intention”) within thirty (30) Business Days of the Force Majeure Event. Supplier shall submit to Purchaser a draft Change Order outlining, with reasonable specificity, the requested Scope Changes within ten (10) Business Days after the Notice of Intention is delivered to Purchaser.

8.5       Scope Changes Caused by Events within the Control of Purchaser. If Purchaser, EPC Contractor or any of Purchaser’s Contractors causes an event that materially adversely affects Supplier’s performance of all or a portion of the sale and Delivery obligations hereunder or if such event causes the Commissioning Work to be temporarily or permanently prevented, Supplier shall be entitled to a Change Order reflecting such impact of such event, including (i) an extension in Supplier’s time for performance for such delay to the extent Supplier’s performance is actually delayed, and (ii) an increase in the Purchase Price with respect to such additional cost to the extent such delay is caused solely by Purchaser, EPC Contractor or any of Purchaser’s Contractors. In the case of such a Purchaser caused event, Supplier must notify Purchaser of Supplier’s intent to request a Change Order (the “Notice of Intention”) within thirty (30) Business Days of the Purchaser caused event. Supplier shall submit to Purchaser a draft Change Order outlining, with reasonable specificity, the requested Scope Changes within ten (10) Business Days after the Notice of Intention is delivered to Purchaser.

ARTICLE 9

LIMITATION OF LIABILITY

9.1       Supplier Not Responsible for Purchaser’s Work. Notwithstanding anything to the contrary set forth herein, Supplier shall not have any responsibility for (a) Project Site selection, permitting or Turbine siting within the Project Site; (b) the design, supply or construction of Tower foundations; (c) the assembly, erection and installation of the Turbines or the SCADA System; (d) the design, assembly, erection and installation of any other element of the Project, (e) obtaining rights required by the Project to sell or transmit its electrical output, or (f) any other element of Purchaser’s Work, all of which are expressly the responsibility of Purchaser.

9.2       Overall Limitation of Liability. Notwithstanding anything to the contrary contained in this Agreement, in no event shall Supplier, its parent company, Affiliates and agents be liable, alone or in the aggregate, to Purchaser for any damages, claims, demands, suits, causes of action, losses, costs, expenses and/or liabilities related in any manner to this Agreement, the Warranty Agreement and the OMS Agreement in excess of an amount equal to ***** percent (*****%) of the Purchase Price, regardless of whether such liability arises out of breach of contract, guarantee or warranty, tort, product liability, indemnity, contribution, strict liability or any other legal theory;

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provided, however, the preceding limitation of liability shall not apply to, and no credit shall be issued against such liability for, (a) Supplier’s indemnity obligations set forth in Section 13.1 solely as they relate to claims by third Parties for bodily injury or property damage, or (b) the fraud or willful misconduct of Supplier.

9.3       Consequential Damages. Notwithstanding anything to the contrary contained in this Agreement and except as set forth in the last sentence of this Section, Purchaser and Supplier waive all claims against each other (and against each other’s parent company, Affiliates, contractors, subcontractors, consultants, vendors, suppliers and agents) for any consequential, incidental, indirect, special, exemplary or punitive damages (including, but not limited to, loss of actual or anticipated profits, revenues or product; loss by reason of shutdown or non-operation; increased expense of operation, borrowing or financing; loss of use or productivity; or increased cost of capital), and regardless of whether any such claim arises out of breach of contract or warranty, tort, product liability, indemnity, contribution, strict liability or any other legal theory. Any consequential, incidental, indirect, special, exemplary or punitive damages incurred by Supplier or Purchaser in relation to a third Party shall, for all purposes of this Agreement, be deemed consequential, incidental, indirect, special, exemplary or punitive damages in relation to any claim brought by Supplier or Purchaser against the other Party to this Agreement. Any liquidated damages payable by Supplier under this Agreement shall not be deemed consequential, incidental, indirect, or special damages for purposes of this Agreement.

ARTICLE 10

TITLE AND RISK OF LOSS; INSURANCE

10.1     Title to Supply Items. Title to any Supply Item shall transfer to the Purchaser upon (i) the Delivery of such Supply Item to its Designated Delivery Location and (ii) Purchaser’s payment of and Supplier’s receipt of, the applicable Progress Payment.

10.2     Risk of Loss. Supplier shall bear the risk of loss and damage with respect to any Supply Item (including each individual Major Turbine Component) until Delivery of such Supply Item to its Designated Delivery Location. In performing the Commissioning Work, Supplier shall be deemed a contractor of Purchaser performing the Services on Supply Items then owned by Purchaser. Upon the Delivery of any Supply Item to its Designated Delivery Location, care, custody and control of, and risk of loss or damage to, such Supply Item shall thereupon transfer to the Purchaser.

10.3     Insurance. Supplier and Purchaser shall maintain the following insurance while this Agreement is in effect:

10.3.1         Supplier Insurance.

Supplier shall carry and maintain or cause to be carried and maintained, at all times during the Term of this Agreement, insurance coverage with limits as set forth in this Section (the “Supplier Insurance”).

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Marine Cargo Insurance

All property and interests of every kind and description (including materials, equipment, machinery and spares) intended for the Project or subsequent operations while in transit by land, air and/or sea. All Risks of physical loss or damage from a cause not excluded but including war, strikes, riots and civil commotions and terrorism while in transit, on a continuous open cover basis. Increased cost of working - the additional expenditure necessarily and reasonably incurred for the purpose of avoiding or reducing delay which, without such expenditure would have taken place.

Property

At all times the Supplier’s factory premises, plant, machinery, raw materials and finished stocks all related to and comprising the Project under a property insurance in an amount equal to the full replacement value of the above named items for “all risks” of physical loss or damage including, but not limited to, coverage for earth movement, flood, windstorm, earthquake, sabotage, terrorism, riots, civil commotion, testing, boiler and machinery, transit and off-site storage. The policy may contain separate sub limits and deductibles subject to insurance company underwriting guidelines. Deductibles under the policy shall not exceed $100,000 per occurrence, except for deductibles for natural catastrophe peril, which shall not exceed five percent (5%) of the insured loss

Increased cost of working - the additional expenditure necessarily and reasonably incurred for the purpose of avoiding or reducing delay which, without such expenditure would have taken place.

Workers Compensation

Coverage shall comply with any statutory obligation imposed by Workers Compensation, Occupational Disease Laws, or similar laws, including where applicable, the United States Longshoremen’s and Harbor Workers’ Act, the Federal Employers’ Liability Act and the Jones Act. Employers’ Liability insurance shall have limits of not less than $1,000,000 per accident, $1,000,000 disease-policy limit and $1,000,000 disease-each employee.

Commercial General Liability

Insurance providing coverage for bodily injury, property damage and personal/advertising injury with a combined single limit of not less than $1,000,000 per occurrence and $2,000,000 aggregate. The policy shall include contractual liability and any testing operations coverage.

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a.                         Automobile Liability - Insurance for owned, non-owned and hired automobiles with a limit of not less than $1,000,000 per occurrence.

b.                         Excess liability - Insurance with a minimum limit of $10,000,000 per occurrence and annual aggregate.

c.                          Evidence and Scope of Insurance - Supplier shall provide Purchaser with a copy of insurance original certificates evidencing the insurance coverages required and shall provide replacement certificates of insurance within five (5) days of any renewal of the required insurance.

All such insurance policies shall:

(i) name Purchaser for their respective rights and interests in respect of the Project as additional insured (except in the case of worker’s compensation insurance);

(ii) provide Purchaser with 30 days’ prior written notice of non-renewal, cancellation of, or significant modification to, any of such policies (except that such notice period will be 10 days in case of non-payment of premiums); and

(iii) the insurance certificates provided to Purchaser shall indicate that the insurance policies have been endorsed as noted above. All policies shall be written by one or more insurance companies authorized to do business in USA and be rated BBB+ or higher by A.M. Best.

Term and Modification of Insurance

If the designated coverage, or relatively comparable coverage, are unavailable on reasonable commercial terms, Supplier will provide Purchaser detailed information as to the maximum amount of available coverage that it is able to purchase and will be required to obtain Purchaser’s consent as to the adequacy of said coverage under the circumstances at the time, which consent shall not be unreasonably withheld or delayed.

10.3.2         Purchaser Insurance.

Purchaser shall carry and maintain or cause to be carried and maintained, at all times during the Term of this Agreement, insurance coverage with limits as set forth in this Section.

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Builder’s All Risk Insurance

At all times during construction, the Purchaser’s Project will be under a builder’s all risk insurance in an amount equal to the full replacement value of the Project for “all risks” of physical loss or damage including, but not limited to, coverage for earth movement, flood, windstorm, earthquake, sabotage, terrorism, riots, civil commotion, testing, boiler and machinery, transit and off-site storage. The policy may contain separate sub limits and deductibles subject to insurance company underwriting guidelines. Deductibles under the policy shall not exceed $100,000 per occurrence, except for deductibles for natural catastrophe peril, which shall not exceed five percent (5%) of the insured loss

Increased cost of working - the additional expenditure necessarily and reasonably incurred for the purpose of avoiding or reducing delay which, without such expenditure would have taken place.

Workers Compensation

Coverage shall comply with any statutory obligation imposed by Workers Compensation, Occupational Disease Laws, or similar laws, including where applicable, the United States Longshoremen’s and Harbor Workers’ Act, the Federal Employers’ Liability Act and the Jones Act. Employers’ Liability insurance shall have limits of not less than $1,000,000 per accident, $1,000,000 disease-policy limit and $1,000,000 disease-each employee.

Commercial General Liability

Insurance providing coverage for bodily injury, property damage and personal/advertising injury with a combined single limit of not less than $1,000,000 per occurrence and $2,000,000 aggregate. The policy shall include contractual liability and any testing operations coverage.

a.         Automobile Liability - Insurance for owned, non-owned and hired automobiles with a limit of not less than $1,000,000 per occurrence.

b.         Excess liability - Insurance with a minimum limit of $10,000,000 per occurrence and annual aggregate.

c.          Evidence and Scope of Insurance

Purchaser shall provide Supplier with a copy of insurance original certificates evidencing the insurance coverages required and shall provide replacement certificates of insurance within five (5) days of any renewal of the required insurance.

All such insurance policies shall:

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(i)  name Supplier for their respective rights and interests in respect of the Project as additional insured (except in the case of worker’s compensation insurance);

(ii) provide Supplier with 30 days’ prior written notice of non-renewal, cancellation of, or significant modification to, any of such policies (except that such notice period will be 10 days in case of non-payment of premiums); and

(iii) The insurance certificates provided to Supplier shall indicate that the insurance policies have been endorsed as noted above. All policies shall be written by one or more insurance companies authorized to do business in USA and be rated BBB+ or higher by A.M. Best.

Term and Modification of Insurance

If the designated coverage, or relatively comparable coverage, are unavailable on reasonable commercial terms, Purchaser will provide Supplier detailed information as to the maximum amount of available coverage that it is able to purchase and will be required to obtain Supplier’s consent as to the adequacy of said coverage under the circumstances at the time, which consent shall not be unreasonably withheld or delayed.

ARTICLE 11

REPRESENTATIONS AND WARRANTIES OF SUPPLIER

Supplier hereby represents and warrants to Purchaser as follows:

11.1    Due Organization; Good Standing. Supplier is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and qualified to conduct business in the states where it does business.

11.2    Due Authorization. The execution, delivery and performance of this Agreement by Supplier have been duly authorized by all necessary corporate action on the part of Supplier and do not and will not require the consent of any trustee or holder of any indebtedness or other obligation of Supplier or any other Party to any other agreement with Supplier.

11.3    Execution and Delivery. This Agreement has been duly executed and delivered by Supplier. This Agreement constitutes the legal, valid and binding obligation of Supplier, enforceable against Supplier in accordance with its terms, except to the extent that its enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally or by principles of equity.

11.4    Governmental Approvals. No governmental authorization, approval, order, license, permit, franchise or consent, and no registration, declaration or filing with any Governmental Authority is required on the part of Supplier in connection with the execution, delivery and performance of this Agreement, except those which have already been obtained or which Supplier anticipates will be timely obtained in the ordinary course of performance of this Agreement.

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11.5    Supply Items; Services. The Supply Items and the SCADA System to be delivered hereunder shall be designed and fit for the purpose of generating electric power when operated in accordance with the Turbine Specifications, the OMS Manual, Prudent Electrical Industry Practices and Prudent Wind Industry Practices. The Supply Items and SCADA System shall be new and unused and shall be free from Defects and free from defects in title. The Services shall be performed in a competent, diligent manner in accordance with Prudent Wind Industry Practices, Supplier’s manufacturers’ written requirements and applicable Governmental Requirements.

ARTICLE 12

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser represents and warrants to Supplier as follows:

12.1    Due Organization; Good Standing; Qualified To Do Business. Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and qualified to conduct business in the states where it does business.

12.2    Due Authorization. The execution, delivery and performance of this Agreement by Purchaser have been duly authorized by all necessary action on the part of Purchaser in accordance with Purchaser’s organizational documents and do not and will not require the consent of any trustee or holder of any indebtedness or other obligation of Purchaser or any other Party to any other agreement with Purchaser.

12.3    Execution and Delivery. This Agreement has been duly executed and delivered by Purchaser. This Agreement constitutes the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except to the extent that its enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally or by principles of equity.

12.4    Governmental Approvals. No governmental authorization, approval, order, license, permit, franchise or consent, and no registration, declaration or filing with any Governmental Authority is required on the part of Purchaser in connection with the execution, delivery and performance of this Agreement, except those which have already been obtained or which Purchaser anticipates will be timely obtained in the ordinary course of performance of this Agreement.

12.5    Project Site. On or prior to the date that Supplier is to provide any services relating to the Project at the Project Site, Purchaser shall have obtained the right and authority to have such work performed on the Project Site. To the knowledge of Purchaser, after the completion of reasonable due diligence on the Project Site, the Project Site is free of all hazardous or dangerous materials or substances. All information concerning the Project Site and the wind flow across the Project Site heretofore delivered to Supplier by Purchaser is true, complete and correct in all material respects.

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ARTICLE 13

MUTUAL INDEMNITY

13.1    Mutual Indemnity. Each of Supplier and Purchaser agree to defend, indemnify and hold each other, and each other’s lenders, parent companies, Affiliates, officers, directors, agents and employees, harmless from and against any claims, losses, damages and liabilities (including, but not limited to, reasonable attorneys’ fees and court costs, but excluding consequential damages) on account of any claim by a third Party for bodily injury or property damage against the indemnified Party to the extent caused by the negligent act or omission, or willful misconduct of, or breach of this Agreement by, the indemnifying Party or the indemnifying Party’s employees, contractors, subcontractors or agents, in connection with the performance of their respective obligations under this Agreement.

ARTICLE 14

DEFAULT; CURE; REMEDIES

14.1    Default by Supplier. Supplier shall be in default under this Agreement should any one or more of the following events or conditions arise or exist:

(i)            Supplier becomes insolvent, or generally does not pay its debts as they become due, or admits in writing its inability to pay its debts, or makes a general assignment for the benefit of creditors; or

(ii)           Insolvency, receivership, reorganization, or bankruptcy proceedings are commenced by or against Supplier and, in the case of any such involuntary proceeding, that is not dismissed or stayed within sixty (60) days after it is commenced; or

(iii)          Supplier fails, for any reason, other than failure of Purchaser to make payments to Supplier when obligated in accordance with this Agreement, to make any undisputed payments required to be made by Supplier to Purchaser, which failure continues for ten (10) Business Days after notice of such non-payment; or

(iv)          Supplier is in material default of any term or provision of this Agreement or has materially failed to perform its obligations under this Agreement, and such breach or failure continues for thirty (30) Business Days following receipt of written notice from Purchaser to cure such breach or failure; provided, however, if such failure cannot with due diligence be remedied by Supplier within such thirty (30) Business Days period, and Supplier shall have diligently prosecuted the remedying of such failure within such thirty (30) Business Days, such period shall be extended by such additional time period as may be reasonably required by Supplier to cure such failure.

14.2    Purchaser’s Remedies. In the event Supplier is in default pursuant to Section 14.1, and said default is not timely cured within the time periods set forth above, Purchaser, in addition to those rights and remedies that may be available to Purchaser at law or in equity, and subject to Section 9.2 of this Agreement, shall have the right to terminate this Agreement by written notice to Supplier; provided however, that amounts applicable to Supply Items delivered or services

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performed by Supplier through the date of termination of this Agreement shall be paid by Purchaser to Supplier.

14.3    Default by Purchaser. Purchaser shall be in default under this Agreement should any one or more of the following events or conditions arise or exist:

(i)            Purchaser or Guarantor becomes insolvent, or generally does not pay its debts as they become due, or admits in writing its inability to pay its debts, or makes a general assignment for the benefit of creditors; or

(ii)           Insolvency, receivership, reorganization or bankruptcy proceedings are commenced by or against Purchaser or Guarantor and, in the case of any such involuntary proceeding, that is not dismissed or stayed within sixty (60) days after it is commenced; or

(iii)          Purchaser fails to timely pay to Supplier any required payment under this Agreement when due, including failure to timely provide any Down Payment or any Progress Payment, which failure continues for ten (10) days after written notice of failure to make payment has been received by Purchaser from Supplier; or

(iv)          Purchaser fails to perform any material term or provision of this Agreement, including failure to timely provide the Guaranty to Supplier, and such failure continues for thirty (30) Business Days following receipt of written notice from Supplier to cure such failure; provided, however, if such failure cannot with due diligence be remedied by Purchaser within such thirty (30) Business Day period, and Purchaser shall have diligently prosecuted the remedying of such failure within such thirty (30) Business Days, such period shall be extended by such additional time period as may be reasonably required by Purchaser to cure such failure; or

(v)           The revocation or other termination of the Guaranty by Guarantor, or the breach by Guarantor of any material term or provision of the Guaranty, including any payment obligation thereunder, which breach continues for a period of ten (10) days after written notice of such breach has been received by Guarantor from Supplier.

14.4    Supplier’s Remedies. In the event that Purchaser is in default pursuant to Section 14.3, and said default is not timely cured within the time periods set forth above, Supplier, in lieu of any rights and remedies that may be available to Supplier at law or in equity, shall have the right to terminate this Agreement by written notice to Purchaser, which termination shall be effective upon delivery of Supplier’s notice to Purchaser. Within three (3) Business Days of the effective date of such termination, Purchaser shall pay to Supplier the liquidated damages set forth on the termination schedule attached hereto as Exhibit G (“Termination Schedule”), which shall constitute Supplier’s exclusive remedy, and Supplier shall have no right to damages or compensation for such termination other than payment of the liquidated damages set forth on the Termination Schedule.

14.5    Cancellation Due to a Force Majeure Event. If Supplier is entirely prevented from performing its obligations hereunder for a period of one-hundred eighty (180) consecutive days as a result of the occurrence of a Force Majeure Event suffered by Supplier, then Supplier may cancel, without additional liability, any then remaining unperformed portion of this Agreement, upon

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not less than thirty (30) Business Days’ prior written notice to the Purchaser; provided, however, that nothing in this Section 14.5 shall relieve or excuse Supplier from its obligations under Article 7 of this Agreement in respect of the occurrence of a Force Majeure Event or relieve either Party from any payment obligation that has accrued as of the date of cancellation or prior thereto; provided further, however, that any payment obligations of Purchaser shall be reduced by the amount of funds received by Supplier, if any, in connection with the resale of any Turbines or Turbine components sold that are applicable to such payment obligations of Purchaser, and, if following such reduction, Purchaser is owed a refund of some portion of the Purchase Price from Supplier, Supplier shall refund to Purchaser the applicable amount of Purchase Price previously paid to Supplier within thirty (30) days of such termination.

14.6    Termination for Convenience. The Purchaser shall have the right to terminate this Agreement for convenience with respect to any Turbine until title to such Turbine has passed to Purchaser. Such termination shall be effective upon the later to occur of (i) delivery to Supplier of written notice of termination and (ii) receipt by Supplier of liquidated damages in the amount on a per Turbine basis with respect to such Turbine in accordance with the Termination Schedule attached to this Agreement as Exhibit G.

14.7    Surviving Obligations. Cancellation or expiration of all or any portion of this Agreement (a) shall not relieve Purchaser of its obligations with respect to the confidentiality of Supplier’s proprietary information as set forth in Section 4.5 of this Agreement, or either Party of its confidentiality obligations as set forth in Section 16.9 of this Agreement, (b) shall not relieve either Party of any obligation hereunder which expressly or by implication survives termination hereof, and (c) except as otherwise provided in any provision of this Agreement expressly limiting the liability of either Party, shall not relieve either Purchaser or Supplier of any obligations or liabilities for loss or damage to the other Party arising out of or caused by acts or omissions of such Party prior to the effectiveness of such termination or arising out of such termination, and shall not relieve Supplier of its obligations as to portions of the items supplied or other services hereunder already supplied or performed or of obligations assumed by Supplier prior to the date of termination. This Article shall survive the termination or expiration of this Agreement.

ARTICLE 15

DISPUTE RESOLUTION

15.1    Procedure. In the event a dispute, controversy or claim (herein, a “dispute”) arises between Purchaser and Supplier relating to this Agreement, the aggrieved Party shall promptly provide written notification of the dispute to the other Party within ten (10) days after such dispute arises and the Parties shall resolve such dispute as provided herein:

15.1.1       Executives Meeting. A meeting shall be held between the Parties, attended by representatives of the Parties with decision-making authority regarding the dispute, to attempt in good faith to negotiate a resolution of the dispute. Such meeting shall be held in Carpinteria, California within thirty (30) days after a notice of dispute has been delivered under Section 15.1 above.

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15.1.2       Independent Engineer’s Decision. If the dispute involves a technical issue, within ten (10) days after such meeting, the Parties have not resolved the dispute, either Party shall submit the dispute to the Independent Engineer for a non-binding determination, together with such information in support of their position as may be relevant, which information will simultaneously be sent to the other Party. The Independent Engineer may hold separate meetings with each Party or call a joint meeting of the Parties, to be held in Carpinteria, California. The Independent Engineer shall, within thirty (30) days after such request for a determination, issue a non-binding decision. Any Party which does not wish to comply with such decision shall promptly provide written notification of its intention to the other Party within five (5) days of such decision. The Parties shall meet in Chicago, Illinois within twenty (20) days of such notice to attempt, in good faith, to negotiate a final resolution to the dispute. Any Party which does not wish to comply with such decision shall within ten (10) days after the date of such meeting submit the dispute to arbitration within twenty (20) days after the date of such decision to arbitration in accordance with Section 15.1.3 below. The Parties shall share equally the costs of the Independent Engineer.

15.1.3       Arbitration.

(a)           If the Parties are not successful in resolving a dispute, controversy or claim pursuant to Sections 15.1.1 and 15.1.2, above, then such dispute shall be resolved through binding arbitration to take place in Chicago, Illinois. The Parties agree to conduct all arbitration proceedings in accordance with the Commercial Arbitration Rules of the American Arbitration Association. This Section 15.1.3 is governed by the Federal Arbitration Act.

(b)           A Party desiring to submit to arbitration any such dispute, controversy or claim shall furnish its demand for arbitration in writing to the other Party or Parties thereto, which demand shall contain a brief statement of the matter in controversy, as well as a list containing the names of three (3) suggested arbitrators from the list of arbitrators maintained by the American Arbitration Association (the “AAA List”) from which list, or from other sources, all of the Parties shall choose one (1) mutually acceptable arbitrator. If the Parties are unable to agree upon the identity of a single arbitrator, within ten (10) days from the receipt of such demand, the Purchaser and the Supplier shall each (collectively, the “Arbitrating Parties”), within a period of five (5) additional days, name from the AAA List one (1) arbitrator by written notice to the other Arbitrating Party or Parties. Within ten (10) days after this notice, the two (2) arbitrators so named shall choose a third arbitrator. If any Arbitrating Party fails to name an arbitrator within the specified five (5) day period or if the two arbitrators chosen by the Arbitrating Parties fail to select a third arbitrator within the ten (10) day period, then either Arbitrating Party, on behalf of and on notice to the other Arbitrating Party or Parties, may request appointment by the American Arbitration Association in accordance with its rules then prevailing of the required additional arbitrator or arbitrators so that there shall be a panel of three (3) arbitrators. If the American Arbitration Association should fail to appoint the necessary arbitrator or arbitrators within fifteen (15) days after such request is made, then either Arbitrating Party may apply, on notice to the other Arbitrating Party or Parties, to a court of competent jurisdiction for the appointment of such necessary additional arbitrators. Each of the arbitrator or arbitrators chosen or appointed pursuant to

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this Section 15.1.3(b) shall be a person having at least ten (10) years experience in the United States in the legal profession and shall not be a past or present officer, director or employee of, or have any material interest in, any Arbitrating Party or any Affiliate of an Arbitrating Party. All discovery, including the right to take depositions and interrogatories, shall be permitted in the time and manner provided by the then applicable Federal Rules of Civil Procedure. The Arbitrating Parties shall be entitled to reasonable discovery prior to the arbitration hearing, and the arbitrator or arbitrators, as the case may be, shall have the power upon application of any Arbitrating Party to make all appropriate orders for discovery from the other Arbitrating Party, including discovery of documents, responses to interrogatories, and depositions. The scope, time and manner of discovery, including all document discovery, are to be in accordance with the U.S. Federal Rules of Civil Procedure. Notwithstanding the foregoing, discovery allowed each of the Arbitrating Parties shall not exceed: (i) five (5) party depositions; (ii) three (3) nonparty depositions; (iii) three (3) depositions of any experts selected to give opinions in the arbitration (as well as the production of any documents relied upon by such experts); and (iv) fifteen (15) interrogatories (with each subpart counted as a separate interrogatory). Discovery shall not include requests for admissions. No deposition shall last more than two (2) days in length. Further, all discovery must, without exception, be completed within one hundred twenty (120) days from the date the arbitration panel is appointed. Any documents that are not produced to the other Arbitrating Party prior to the termination of this 120-day discovery period may not be offered into evidence at the arbitration hearing unless such production shall not prejudice the non-producing Arbitrating Party as determined by the arbitrator or arbitrators, as the case may be. Likewise, any witnesses who have not been produced for deposition, despite a request from the other side, may not testify or submit affidavits at the arbitration hearing.

(c)           The arbitrator or arbitrators, as the case may be, shall render his, her or their decision, in the latter case upon the concurrence of at least two (2) of their number, as soon as possible but no later than thirty (30) days after the conclusion of any hearings before such arbitrator or arbitrators, as the case may be, unless such 30-day period is extended by the arbitrator or arbitrators, as the case may be. The decision and award shall in either case be in writing and counterpart copies of such decision shall be delivered to each of the Arbitrating Parties. Such decision shall be based solely upon the written arguments and contentions, evidence and legal authorities, submitted by each Arbitrating Party. In rendering such decision and award, the arbitrator shall not add to, subtract from or otherwise modify the provisions of this Agreement. Any award rendered shall be final and conclusive upon the parties and a judgment on any such award may be entered in any court having jurisdiction, state or federal, having jurisdiction. No arbitration proceeding shall be commenced after the date when institution of legal or equitable proceedings based upon such subject matter would be barred by the applicable statute of limitations. Notwithstanding anything to the contrary contained in this section or elsewhere in this Agreement, provisional injunctive or other provisional equitable relief may be sought by the parties without first submitting the subject dispute to arbitration so long as injunctive relief is otherwise warranted by applicable law.

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15.2    Qualifications of Arbitrators; Expenses.

(a)           The arbitrators in the arbitration proceeding provided for in this Article 15 shall be individuals experienced in the energy construction industry and competent to pass on the matter presented for arbitration.

(b)           Supplier, on the one hand, and Purchaser, on the other, shall share equally the compensation and expenses of the arbitrators as well as all fees imposed by the AAA. Supplier and Purchaser shall be responsible for their own costs and legal fees, if any. Notwithstanding the foregoing, a majority of the arbitrators shall be empowered to award the prevailing Party its costs, expenses and/or legal fees.

15.3    Performance During Dispute. While any controversy, dispute or claim arising out of or relating to this Agreement is pending, Purchaser and Supplier shall continue to perform their obligations hereunder notwithstanding such controversy, dispute or claim.

15.4    Consolidation. No arbitration arising under this Agreement shall include, by consolidation, joinder or any other manner, any person or entity not a Party to this Agreement, unless (a) such person or entity is substantially involved in a common question of fact or law, (b) the presence of such person or entity is required if complete relief is to be accorded in the arbitration, and (c) such person or entity has consented to such inclusion.

15.5    Language. All arbitration proceedings shall be conducted in the English language.

ARTICLE 16

GENERAL PROVISIONS

16.1    Waiver. No delay or omission by the Parties hereto in exercising any right or remedy provided for herein shall constitute a waiver of such right or remedy nor shall it be construed as a bar to or waiver of any such right or remedy on any future occasion.

16.2    Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the successors and permitted assigns of Supplier and Purchaser. Except as set forth herein, neither Supplier nor Purchaser may assign, convey or transfer this Agreement, in whole or in part, except upon the prior written consent of the other Party hereto, which consent shall not be unreasonably withheld, and any such purported transfer or assignment shall be null and void. Notwithstanding any permitted assignment hereunder, the assignor shall remain liable to the other Party for all duties and responsibilities hereunder unless affirmatively recited by the other Party.

16.3    Permitted Assignments. Notwithstanding Section 16.2 above, (i) either Party may transfer or assign its rights, benefits and obligations under this Agreement to an Affiliate; provided, that if requested by Purchaser, Supplier shall execute and deliver a guaranty of the performance hereunder by such an assignee, (ii) Purchaser may assign its rights, benefits and obligations under this Agreement to any purchaser of the Project; provided, that Purchaser may not transfer or assign this Agreement in whole or in part to a wind turbine design or manufacturing competitor of Supplier without the prior written consent of Supplier, which consent may be withheld in Supplier’s sole discretion and which may be conditioned upon the creditworthiness of the purchaser, (iii) Supplier is

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authorized to subcontract any portion of its duties under this Agreement to a third party or to delegate its obligations hereunder, in the ordinary course of its business, without reducing the scope of Supplier’s undertakings, obligations, and commitments to Purchaser, provided that Supplier agrees that it will not use any supplier for any Major Turbine Components not listed on Exhibit H without Purchaser’s advance written consent, such consent not to be unreasonably withheld, conditioned or delayed, and (iv) a Party, without the consent of the other Party, may assign its interest in this Agreement to a lender, collateral trustee, security trustee or similar entity as collateral security for any financing entered into by the assigning Party, including a lease financing. The non-assigning Party shall, upon fifteen (15) days’ prior written request from the assigning Party, execute a consent containing customary terms and conditions, to any such collateral assignment. Further, notwithstanding Section 16.2 above, Purchaser shall have the right to assign no less than all of its rights, duties and obligations under the Turbine Supply Documents to any third party, subject to, and conditioned upon, the prior written consent of Supplier, which shall not be unreasonably withheld, conditioned, or delayed; provided however that any such assignment is conditioned upon the receipt of a guarantee for the benefit of Supplier of the performance of the contract obligations, including payment security, in a form acceptable to Supplier, in its sole and absolute discretion. Any such assignment to a third party also shall be subject to the following: (i) prior to the effectiveness of such assignment, the third party assignee shall agree to revisions to the Turbine Supply Documents as determined by Supplier to be reasonably necessary, to effect the purchase and installation of the Turbines by the third party assignee at a project site to be determined between Supplier and any such third party assignee, (ii) the third party assignee shall assume all of the duties, obligations, restrictions and covenants of Purchaser under the Turbine Supply Documents, as revised, (iii) any monies or other consideration received by, or otherwise payable to, Purchaser from the third party assignee in connection with such assignment, in excess of the Down Payment and any Progress Payments actually paid by Purchaser to Supplier, other than the reasonable actual documented expenses incurred by Purchaser in connection with the assignment of the Turbine Supply Documents to the third party, shall be paid to Supplier and (iv) Purchaser shall pay to Supplier all of Supplier’s costs associated with such assignment from Purchaser to the third party assignee, including but not limited to all of Supplier’s costs (including reasonable legal fees) incurred in connection with the revision of the Turbine Supply Documents, within thirty (30) days of receipt of an applicable invoice from Supplier.

16.4    Notices.

(a)          Any notice required or authorized to be given hereunder or any other communications between the Parties provided for under the terms of this Agreement shall be in writing (unless otherwise provided) and shall be served personally or by reputable express courier service or by facsimile transmission addressed to the relevant Party at the address stated below or at any other address notified by that Party to the other as its address for service. Any notice so given personally shall be deemed to have been served on delivery, any notice so given by express courier service shall be deemed to have been served two (2) Business Days after the same shall have been delivered to the relevant courier, and any notice so given by facsimile transmission shall be deemed to have been served on dispatch. As proof of such service it shall be sufficient to produce a receipt showing personal service, the receipt of a reputable courier company showing the correct address of the addressee or an activity report of the sender’s facsimile

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machine showing the correct facsimile number of the Party on whom notice is served and the correct number of pages transmitted.

(b)          The Parties’ addresses for service are:

To Purchaser:	UPC Wind Acquisition V, LLC
	c/o UPC Wind Management, LLC
	85 Wells Ave., Suite 305
	Newton, MA 02459
Attn:	General Counsel
	Facsimile:	(617) 964-3342
	Telephone:	(617) 964 3340

To Supplier:	Clipper Turbine Works, Inc.
	6305 Carpinteria Avenue, Suite 300
	Carpinteria, California 93013
	Attn:	General Counsel
	Facsimile:	805.899.1115
	Telephone:	805.690.3275

with a copy to:	Chadbourne & Parke LLP
	350 South Grand Avenue, Suite 3300
	Los Angeles, CA 90071
	Attn:	Edward W. Zaelke
	Facsimile:	213.622.9865
	Telephone:	213.892.1000

16.5    Governing Law. This Agreement and all matters arising hereunder or in connection herewith shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

16.6    Amendments. This Agreement may be modified or amended only by an instrument in writing signed by the Parties hereto.

16.7    Attachments Incorporated. The preamble and recitals of this Agreement, and the Exhibits attached hereto, are hereby incorporated into and made a part of this Agreement.

16.8    Entire Agreement. The terms and conditions set forth herein, together with those set forth on all Exhibits attached hereto, constitute the complete statement of the agreement between Supplier and Purchaser relating to the subject matter hereof. No prior statement or correspondence shall modify or affect the terms and conditions hereof. Prior representations, promises, warranties or statements by Supplier or Purchaser, or by any agent or employee of Supplier or Purchaser, that differ in any way from the terms and conditions hereof shall be given no effect.

16.9    Confidentiality. Each Party agrees to keep the terms and provisions of this Agreement and all materials and information that each receives pursuant hereto or in connection herewith or in connection with the Project in the strictest confidence and not to disclose any of the foregoing to any party other than the respective lenders, investors, attorneys, accountants, Affiliates,

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officers and directors of each Party or as such Party may be required by law, court order or in any litigation to disclose. This Section 16.9 shall survive the termination of this Agreement. Notwithstanding the foregoing, Supplier shall be entitled to announce by press release or other means that it has agreed to furnish the Turbines for the Project. The Parties agree that, with respect to press releases concerning the Project, they will endeavor to cooperate and share information with one another so that the Parties are identified, to the extent practicable in press releases regarding the Project. Supplier and Purchaser will each provide copies of all press releases issued regarding the Project to the other. Furthermore, the restrictions of this Section 16.9 shall not prohibit or restrict Supplier from using or disclosing the availability and performance data from the Project in connection with its sales, maintenance and other internal purposes; provided, however, that no specific reference shall be made to the Project in connection with the disclosure of such data.

16.10 Counterparts. This Agreement may be executed by the Parties in one or more counterparts, all of which taken together, shall constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes (and such signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes).

16.11 English Language Documents. Any document, manual, certificate or notice required or authorized to be given hereunder for the operation of the Project shall be provided in the English language.

16.12 Severability. In case any provision in this Agreement is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be affected.

16.13 Headings. The headings and captions used in this Agreement are inserted for reference and convenience only and the same shall not limit or construe the sections, articles or paragraphs to which they apply or otherwise affect the interpretation thereof.

16.14 Agreement Revisions. Following the execution of this Agreement by the Parties, if either Party requests a change to the Agreement in order to (i) correct any inconsistency contained within the Agreement or among the Turbine Supply Documents or (ii) clarify any ambiguities in the Agreement to reflect the intent of the Parties, then the Parties agree to work in good faith to amend the language of the Agreement to conform to any such requested change.

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IN WITNESS WHEREOF, this Agreement has been executed and delivered by the duly authorized representatives of Purchaser and Supplier as of the date first written above.

CLIPPER TURBINE WORKS, INC.,
a Delaware corporation

By:

Name:

Title:

UPC WIND ACQUISITION V, LLC, a Delaware limited liability company

By:	/s/ Paul Gaynor

Name:	Paul Gaynor

Title:	President

[Signature Page to Turbine
Supply Agreement]

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the duly authorized representatives of Purchaser and Supplier as of the date first written above.

CLIPPER TURBINE WORKS, INC.,
a Delaware corporation

By:	/s/ Robert Gates

Name:	Robert Gates

Title:	Sr. Vice Pres

UPC WIND ACQUISITION V, LLC, a Delaware limited liability company

By:

Name:

Title:

[Signature Page to Turbine
Supply Agreement]

APPENDIX I

DEFINITIONS

“Additional Cost Event” means (a) an Emergency, (b) a Force Majeure Event or an Operating Force Majeure Event, (c) damage caused by an act or omission of the Owner or a third party (other than an Affiliate, Subcontractor or other agents or designees of the Operator) which is required to be repaired in order for the Turbines to be operated and maintained in accordance with the standard set forth in this Agreement, or (d) the receipt by the Operator of a written request from the Owner for the Operator’s performance of Additional OMS Services.

“Affiliate” means, with respect to any Party, any Person or entity which, directly or indirectly, is in control of, or is controlled by, or is under common control with such Party or any Subsidiary of such Party. For the purposes of this definition, control of a Party shall mean the power, direct or indirect, (a) to vote in excess of fifty percent (50%) or more of the securities having ordinary voting power for the election of directors, (b) to direct or cause the direction of the management and policies of such Party, whether by contract or otherwise.

“After Tax Value” means an amount equal to the sum of any payment, credit or other original amount (the “Original Amount”) plus an amount that will cause the recipient to retain a sum equal to the Original Amount after federal income taxes at the highest marginal rate are or would be imposed on the After Tax Value.

“Agreement” means the Supply Agreement, the Warranty Agreement or the OMS Agreement, as the context requires.

“Ancillary Parts and Equipment” means those ancillary parts, materials and equipment listed in Exhibit A to the Supply Agreement, which are typically required, together with the Major Turbine Components, to form a Turbine.

“Annual Windsystem Availability” or “AWA” has the meaning given in Exhibit A to the Warranty Agreement.

“Availability” has the meaning given in Exhibit A to the Warranty Agreement.

“Available Hours” has the meaning given in Exhibit A to the Warranty Agreement.

“Average Nominal Measured Energy” or “ANME” has the meaning given in Exhibit C to the Warranty Agreement.

“AWA Period Revenue” shall have the meaning given in Exhibit A to the Warranty Agreement.

“Base Hours” has the meaning given in Exhibit A to the Warranty Agreement.

“Business Days” means Monday through Friday of each week, except holidays in which commercial banks in the United States are required or permitted to close.

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“Change in Law” means, after the date hereof, the enactment, modification or repeal or any Governmental Requirements, or any change in the interpretation of any Governmental Requirements by any Governmental Authority or court of law, that materially affects Supplier’s schedule for performing any of its obligations hereunder; provided a change in applicable tax law shall not constitute a “Change in Law” hereunder.

“Commencement Date” means the date upon which the Supplier shall have timely received the entirety of (a) the Down Payment, (b) the Parent Guaranty, and such other fees as may be applicable.

“Commissioning” or “Commissioning Work” means the installation inspection, field commissioning and acceptance testing, and controller power-up test, and start-up work to be conducted by Supplier under the Supply Agreement, for each Turbine, in accordance with the Commissioning and Start-Up Procedures.

“Commissioning and Start-Up Procedures” means the field commissioning and acceptable testing and start-up test and inspection procedures set forth on Exhibit O of the Supply Agreement.

“Commissioning Certificate” means a certificate issued by Supplier to Purchaser, in the form attached as Exhibit M to the Supply Agreement, following completion of Commissioning of each Turbine.

“Complete” or “Completion” shall mean, with respect to any Turbine, that (i) all Turbine Components have been delivered to the Project Site and installed in accordance with the Installation Procedures, (ii) Purchaser has completed the necessary terminations and connections of the collection lines and the SCADA communication lines into the controller in the base of the Turbine Tower using the collection lines and SCADA communication lines supplied by Purchaser, and (iii) the Turbine has been Commissioned.

“Completion Schedule” shall mean the schedule for the completion by Supplier and Purchaser, as applicable, of Turbine installation and Commissioning as set forth in Exhibit T to the Supply Agreement.

“CPI” shall mean the Consumer Price Index for the United States City Average, All Urban Consumers (CPI-U), All Items (base index year 1982-1984=100), as published by the United States Department of Labor, Bureau of Labor Statistics.

“Default Rate” means a per annum rate of interest equal to the lesser of (a) the maximum rate permitted by law and (b) twelve percent (12%) per annum.

“Defect” means a defect in any part or component of a Turbine covered under the Standard Warranty that causes such part or component to fail during the Warranty Period. A component is deemed to have “failed” only when it either (i) breaks, or (ii) ceases to perform the operation for which it was designed, intended or installed; provided, however, that normal wear and tear shall not constitute failure.

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“Delivery” or “Delivered” means when a Supply Item is made available by Supplier for pickup by Purchaser at its respective Designated Delivery Location, provided however, that Purchaser may not take custody and control of the said Supply Item until the applicable Progress Payment has been made by Purchaser and received by Supplier.

“Delivery Schedule” shall mean the schedule as set forth in Exhibit L to the Supply Agreement for the Delivery by Supplier of the Supply Items to the Designated Delivery Locations.

“Designated Delivery Location” shall have the meaning given in Section 5.4 of the Supply Agreement.

“Down Payment” shall have the meaning given in Section 3.1 of the Supply Agreement.

“Down Payment Date” shall have the meaning given in Section 3.1 of the Supply Agreement.

“Effective Date” shall mean the date of the Supply Agreement.

“Electrical Infrastructure” means the pad mounted transformers, feeder lines, high voltage feeder lines, switches and all other related facilities owned by Purchaser through which the electrical power generated by the Turbine is transferred from the point of connection at the Turbine Controller to the Interconnection Facilities.

“Emergency” means an event occurring at the Project Site, or the Maintenance and Spare Parts Facility or any adjoining property that poses actual or imminent risk of serious personal injury or material physical damage to the Project, or parts thereof, requiring immediate preventative or remedial action.

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, environmental release or threatened environmental release of any Hazardous Substance or to health and safety matters, including the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. §§ 9601 et seq.; the Resource Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C. §§ 6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. §§ 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. §§ 2601 et seq.; the Clean Air Act, 42 U.S.C. §§ 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. §§ 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. §§ 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001 et seq.; the Hazardous Material Transportation Act, 49 U.S.C. §§ 1801 et seq. and the Occupational Safety and Health Act, 29 U.S.C. §§ 651 et seq.; and any state and local counterparts or equivalents, in each case as amended from time to time.

“EPC Contract” means that certain agreement(s), if any, by and between Purchaser and EPC Contractor(s), for the erection of the Turbine and the design, supply, construction, installation and commissioning of (i) crane pads, laydown areas, temporary construction roads

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and storage yards, (ii) permanent roads, Turbine foundations and transformer foundations, (iii) the Electrical Infrastructure, (iv) the SCADA System, including communication lines, (v) any control and operation and maintenance buildings and facilities (vi) and other civil and electrical elements and other work for the Project.

“EPC Contractor(s)” means such person or entity selected by Purchaser as principal contractor for performing work under the EPC Contract.

“Escrow Agent” means such party as agreed upon by Supplier and Purchaser to serve as the escrow agent.

“FAA” means the Federal Aviation Administration.

“Final Assembly Work” shall mean the final assembly work for the completion of Turbine component assembly, as set forth in Exhibit P to the Supply Agreement, prior to the installation of the Turbine.

“Financing Documents” means the financing agreement, by and among the Purchaser or one of its Affiliates, and the lenders or other financial institutions from time to time party thereto by which the Purchaser or one of its Affiliates intends to raise capital to finance the construction of the Project.

“Force Majeure Event” means any event beyond the reasonable control of the Party affected which materially affects its performance hereunder, including, without limitation: war, hostilities, insurrection, riot, vandalism or other public disorder or civil disturbance; terrorism; perils at sea, acts of God, fire, hurricanes, tornadoes (including tornado watches or warnings for the Project Site issued by the National Weather Service), mudslides, hail, earthquakes, lightning, other extreme weather conditions, and, during Commissioning or repairs, wind in excess of fifteen (15) meters per second or that would make necessary lifting unsafe, but only for so long as such winds persist; expropriation or confiscation; strikes, lockouts or other labor disputes; perils at sea; or unforeseen delays in transportation or shipping, including with respect to roadways, harbors, ports and other transportation and shipping infrastructure; any Change in Law; or damage to any part of Supplier’s factories or assembly plants, or the factories or assembly plants of its Subcontractors. Force Majeure Events shall include those Force Majeure Events experienced by any of Supplier’s Subcontractors in circumstances where Supplier is not able to reasonably reallocate the work of that Subcontractor to an alternative vendor.

“Germanischer Lloyd” means Germanischer Lloyd Windenergie GMBH.

“Germanischer Lloyd Turbine Certification”, “GL Certificate” or “GL Certified” means a certification of the Turbine to be issued by Germanischer Lloyd.

“Governmental Authority” means the government or any federal, state, municipal or other political subdivision in which the Project is located, or any other governmental or political subdivision thereof exercising jurisdiction over the Project or, with respect to their rights and obligations hereunder or, with respect to the Project, the Parties, including all agencies and instrumentalities of such governments and political subdivisions.

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“Governmental Requirements” means all laws, statutes, codes, rules, regulations, orders, and decrees of any Governmental Authority in effect on the date hereof, including all authorizations, consents, registrations, exemptions, Permits and licenses with or from any Governmental Authority, applicable to the Project or, with respect to their rights and obligations hereunder or with respect to the Project, the Parties.

“Guarantor” means UPC Wind Partners, LLC as guarantor under that certain Guaranty to be entered into between Supplier and UPC Wind Partners, LLC.

“Hazardous Substances” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Independent Engineer” means Garrad Hassan, Germanischer Lloyd, the National Renewable Energy Laboratory, or Global Energy Concepts, or such other independent engineer as mutually agreed.

“Installation Procedures” means the procedures for the proper (i) assembly, erection and installation of the Towers on the Turbine foundations supplied by Purchaser, (ii) grouting of the Turbines to the Tower foundations and tightening of all bolts using the appropriate torque; (iii) assembly, erection and installation of the Turbine Nacelles and Turbine Blades upon the Towers as specified in the Turbine Specifications, Prudent Wind Industry Practices and Prudent Electrical Industry Practices; (iv) installation and testing of the Turbine electrical cables, communication cables, and control panels within the Turbine, and (v) connection of the cables from each Turbine Nacelle to the main circuit breaker within the ground controllers, all in accordance with the Turbine Installation Manual.

“Installation Work” means the work required pursuant to the Installation Procedures to assemble, erect and install the Turbines.

“Intellectual Property Rights” means and refers to all patents, copyrights, trademarks, service marks, trade secrets and all similar and related intellectual property rights protected under any statutes, laws, codes, rules or regulations and any licenses and other rights obtained by Supplier or its Affiliates from third parties.

“Interconnection Facilities” means all the land rights, materials, equipment and facilities to be installed by Purchaser for the purpose of interconnecting the Turbines to the Project’s substation so as to permit the delivery of electrical energy generated by the Turbines to the interconnection point within the Project’s substation, which shall include, but shall not be limited to, electrical interconnection, switching, metering, relaying, communication and safety equipment.

“Lenders” shall mean those lenders providing financing for the Project.

“Maintenance and Spare Parts Facility” means the location from which Operator will perform the OMS Services.

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“Major Turbine Components” means the Turbine Nacelle, Turbine Controller, Turbine hub, Turbine Blades and Tower for each Turbine, as such items are more particularly described in the Turbine Specifications.

“Nominal Expected Energy” or “NEE” has the meaning given in Exhibit C of the Warranty Agreement.

“Nominal Measured Energy” or “NME” has the meaning given in Exhibit C of the Warranty Agreement.

“OMS Agreement” means that certain Operation and Maintenance Service Agreement, executed or to be executed between Supplier (or an Affiliate of Supplier) and Purchaser (or an Affiliate of Purchaser) of even date herewith, pursuant to which Supplier (or an Affiliate of Supplier) will operate, maintain and service the Turbines.

“OMS Manual” means the detailed operations, and maintenance service manual for the Turbines supplied to Purchaser by Supplier, together with any future updates and supplements thereto provided by Supplier.

“Operating Force Majeure Events” means any event beyond the reasonable control of Supplier or Operator, as applicable, including, without limitation, (i) war, hostilities, insurrection, riot, vandalism or other public disorder or civil disturbance; acts of God, fires, hurricanes, thunder storms (including thunder storm watches or warnings declared for the area including the Project Site by the National Weather Service), tornadoes (including tornado watches or warnings declared for the area including the Project Site by the National Weather Service), mudslides, hail, earthquakes, lightning (including lightning blade strikes), or explosions; expropriation or confiscation, strikes, lockouts or other labor disputes, a Change in Law; epidemic or quarantine; damage or obstruction to any part of the Project caused by persons other than Supplier, its Affiliates or their respective Subcontractors; a condition at the Site that would not reasonably have been discovered by a project supplier comparable in experience to Supplier conducting a competent and diligent visual inspection, (ii) wind velocity at a constant speed or in gusts such that a reasonably prudent professional qualified operator engaged in the business of performing routine maintenance on wind energy generation facilities comparable to the Project owned by it, acting for the advancement and protection of its own economic interests, would not make the required repair at such time due to risks to persons or property, (iii) with respect to the Turbines, any conditions at the Project Site that are either outside the operating parameters or standards for an IEC Class IIB wind turbine, as published as of the Effective Date by the IEC, or outside the operating parameters or standards for the Turbine, as set forth in the Turbine Specifications, which operating parameters or standards may include, without limitation, conditions involving ambient temperatures or wind speed and/or turbulence at the air density at the Project Site, (iv) delays caused by inclement weather within the vicinity of the Project Site and affecting the operation of the Project to the extent that such inclement weather is materially greater than that normally experienced for the time of year and locality and (v) unavailability of the grid for any reason not caused by Supplier. The failure to provide Interconnection Facilities that are energized and operational in a manner that will permit the transmission and sale of

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power from a Turbine and related Electrical Infrastructure shall be deemed an Operating Force Majeure Event with respect to such Turbine until such time as the Interconnection Facilities are provided and sufficiently operational with respect to each such Turbine.

“Operator” shall mean the person or entity hired by Project Manager to operate the Project pursuant to the OMS Agreement.

“Party” and “Parties” has the meaning given in the Preamble to the Supply Agreement.

“Permit” means any valid waiver, exemption, variance, franchise, permit, authorization, license or similar order, of or from any federal, state, county, municipal, local, regional, or other governmental body, instrumentality, agency, authority, court or other body having jurisdiction over the matter in question.

“Power Curve” means the energy values produced by the Turbines at the various wind speed bands set forth in Exhibit C-2 of the Warranty Agreement.

“Power Curve Warranty Buydown” means any payment made pursuant to Section 3.3(c) of the Warranty Agreement.

“Progress Payment” shall have the meaning given in Section 3.3 of the Supply Agreement.

“Project” has the meaning given in the Recitals of the Supply Agreement.

“Project Completion” shall occur upon the Completion of the Turbines.

“Project Completion Certificate” shall mean a certificate, in the form attached as Exhibit N to the Supply Agreement, delivered by Supplier to Purchaser following Completion of Commissioning of the Turbines.

“Project Site” means the site described in Exhibit O of the Supply Agreement.

“Proven Power Curve Percentage” or “PPCP” shall have the meaning given in Exhibit B to the Warranty Agreement.

“Prudent Electrical Industry Practices” means those practices, methods, standards and acts (including those engaged in or approved by a significant portion of the power industry for similar facilities in the United States) that at a particular time in the exercise of good judgment would have been expected to comply with Governmental Requirements, and to promote safety, environmental protection, economy and expedition.

“Prudent Wind Industry Practices” means standards and practices that are widely accepted by the wind energy industry for wind projects of this size and that are prudently applied and reasonably anticipated and intended to maximize output and productivity of the Turbines, consistent with their intended design lives.

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“PTC Benefits” means the tax credits that Purchaser may be eligible to claim for the production of renewable energy by the Project in accordance with Section 45 of the United States Internal Revenue Code, as in effect as of the date of this Agreement.

“Purchaser” includes the named Purchaser identified in the Preamble to the Supply Agreement and its successors and permitted assigns.

“Purchaser Permits” mean all Permits required in connection with the development, construction, ownership and operation of the Project, other than the Supplier Permits.

“SCADA System” means a supervisory control and data acquisition system, including a central computer and related software, whether supplied and installed by Supplier or by a third party, as more particularly described in the SCADA System Specifications.

“SCADA System Installation Manual” means the manual attached to the Supply Agreement as Exhibit V.

“SCADA System Specifications” means those specifications set forth on Exhibit U to the Supply Agreement, pertaining to the SCADA System.

“Services” shall mean the Commissioning Work.

“Site Agreements” means any agreement between Purchaser, Project Manager, Supplier or Operator, and any third party, with respect to the operation or maintenance of the Project.

“Subcontractors” means such subcontractors, consultants or suppliers which in the Supplier’s reasonable judgment may be necessary to complete Supplier’s duties and obligations under the Supply Agreement.

“Supplier” includes the named Supplier identified in the Preamble to the Supply Agreement and its successors and permitted assigns.

“Supplier Permits” means the Supplier Permits listed on Exhibit R to the Supply Agreement.

“Supply Agreement” means the Turbine Supply Agreement dated as of December 31, 2007 by and between Supplier and Purchaser and any amendments thereto.

“Supply Items” means, collectively, the Major Turbine Components and Ancillary Parts and Equipment.

“Supply Obligations” means Supplier’s obligations under the Supply Agreement to (i) supply Purchaser the Supply Items and (ii) provide Purchaser certain services in connection with the Supply Items, including (a) supplying, packing, shipping and Delivering all Supply Items to their Designated Delivery Locations; (b) at Purchaser’s request, providing a technical adviser to be present at the Project Site during Turbine Installation; and (c) performing the Commissioning Work.

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“Testing Engineer” means Garrad Hassan Germanischer Lloyd, the National Renewable Energy Laboratory, or Global Energy Concepts, or such other independent engineer as mutually agreed.

“Tower” means each 77.4 meter steel tubular tower component of a Turbine having a hub height of approximately eighty meters (80 m) (measured from the base of such tower to the center of the Turbine hub) upon which a Turbine Nacelle shall be mounted, including all ladders, platforms, internal lighting, safety equipment, and all parts and assemblies necessary for a complete turbine tower, all as further described in the Turbine Specifications.

“Tower Foundation Requirements” means Supplier’s requirements for the foundation upon which the Towers are to be erected (which shall specify foundation loads, bolt configuration, cable configuration and grounding requirements).

“Transferee Agreement and Acknowledgement” means the Agreement and Acknowledgement executed by Owner and delivered to Supplier in the form attached hereto as Exhibit K to this Agreement.

“Transmission Facilities” mean the underground and/or overhead distribution, collection and transmission lines; underground and/or overhead control, communications and radio relay systems and telecommunications equipment; energy storage facilities; interconnection and/or switching facilities, circuit breakers, transformers; cables, wires, fiber, conduit, footings, foundations, towers, poles, crossarms, guy lines and anchors, and any related or associated improvements, fixtures, facilities, appliances, machinery and equipment.

“Turbine” has the meaning given in the Recitals to the Supply Agreement.

“Turbine Blade” means a turbine blade component of a Turbine (each Turbine shall have three (3) Turbine Blades).

“Turbine Component Storage Requirements” means Supplier’s standard requirements for storage and maintenance of Turbine Components pending installation.

“Turbine Controller” means the circuit breaker and controller equipment for each Turbine as further described in the Turbine Specifications.

“Turbine Installation Manual” means Supplier’s detailed manual for the Installation Work.

“Turbine Nacelle” means the turbine nacelle component of a Turbine, including gearbox, generators, blade pitch controls, brakes, hydraulic systems, lightning protection system, and nacelle yaw controls, and associated control and ancillary equipment.

“Turbine Specifications” means those specifications set forth in Exhibit S to the Supply Agreement pertaining to the Turbines.

“Turbine Supply Documents” means, collectively, the Supply Agreement, the Warranty Agreement, the OMS Agreement and all other agreements, documents or other instrument

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executed and delivered by the Parties hereto in connection with the supply, installation (if applicable) and maintenance of the Turbines.

“Warranted Power Curve Percentage” or “WPCP” has the meaning given in Exhibit B to the Warranty Agreement.

“Warranties” means the Standard Warranty, the Availability Warranty, the Power Curve Warranty, the Sound Warranty, and the IP Warranty given hereunder.

“Warranty Agreement” means that certain warranty agreement by and between Supplier and Purchaser of even date herewith, pursuant to which Supplier makes certain covenants and warranties to Purchaser with respect to the Major Turbine Components supplied pursuant to this Agreement.

“Warranty Period Year” means, for the Turbines, the period beginning on the earlier of (a) the date of Project Completion or (b) the six (6) months after the last Major Turbine Component is Delivered to Purchaser, and ending exactly twelve (12) months thereafter, and each of the following four (4) twelve (12) month periods thereafter; provided, however that the last of such periods shall not extend beyond the end of the Warranty Period.

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[2010 TSA]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT. THE REDACTIONS ARE INDICATED WITH FIVE ASTERISKS (“*****”).  A COMPLETE VERSION OF THIS AGREEMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Execution Copy

TURBINE SUPPLY AGREEMENT

BY AND BETWEEN

UPC WIND ACQUISITION V, LLC

AND

CLIPPER TURBINE WORKS, INC.

ARTICLE 1	DEFINITIONS AND RULES OF INTERPRETATION	1
1.1	Definitions	1
1.2	Rules of Interpretation	1
ARTICLE 2	SUPPLY AND OTHER OBLIGATIONS OF SUPPLIER	2
2.1	Supply and Commissioning Obligations	2
2.2	Permits; Governmental Requirements	3
2.3	Purchaser’s Right to Inspect	3
2.4	Subcontractors	3
2.5	Safety	4
2.6	Independent Contractor	4
ARTICLE 3	PURCHASE PRICE AND PAYMENT	4
3.1	Purchase Price	4
3.2	Taxes	4
3.3	Progress Payments	4
3.4	Punch List Retainage	5
3.5	Purchaser’s Credit Support	6
3.6	Warranty Agreement	6
3.7	Operations and Maintenance Service Agreement	6
ARTICLE 4	DUTIES AND OBLIGATIONS OF PURCHASER	6
4.1	Purchaser’s Obligations	6
4.2	Cooperation with Supplier; Purchaser’s Representative	7
4.3	Permits; Governmental Requirements	8
4.4	Safety	8
4.5	Intellectual Property Rights: Licenses and Obligations	8
4.6	Transfer	10
4.7	Access to Information	10
ARTICLE 5	COMMENCEMENT, DELIVERY AND SHIPMENT	10
5.1	Commencement	10
5.2	Shipping Arrangements	10
5.3	Delivery Schedule	10
5.4	Designated Delivery Locations	11
5.5	Delay Delivery Damages	11
ARTICLE 6	FINAL ASSEMBLY WORK, INSTALLATION WORK, COMMISSIONING WORK AND PROJECT COMPLETION	12
6.1	Final Assembly Work and Turbine Installation	12
6.2	Commissioning	12
6.3	Project Completion	13
6.4	Purchaser Delays	13

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(continued)

ARTICLE 7	FORCE MAJEURE EVENTS	13
7.1	Excused Performance	13
ARTICLE 8	CHANGE ORDERS	14
8.1	Change Order	14
8.2	Change Order Process	14
8.3	No Change	14
8.4	Scope Changes Caused by a Force Majeure Event	15
8.5	Scope Changes Caused by Events within the Control of Purchaser	15
ARTICLE 9	LIMITATION OF LIABILITY	15
9.1	Supplier Not Responsible for Purchaser’s Work	15
9.2	Overall Limitation of Liability	15
9.3	Consequential Damages	15
ARTICLE 10	TITLE AND RISK OF LOSS; INSURANCE	16
10.1	Title to Supply Items	16
10.2	Risk of Loss	16
10.3	Insurance	16
ARTICLE 11	REPRESENTATIONS AND WARRANTIES OF SUPPLIER	20
11.1	Due Organization; Good Standing	20
11.2	Due Authorization	20
11.3	Execution and Delivery	20
11.4	Governmental Approvals	20
11.5	Supply Items; Services	20
ARTICLE 12	REPRESENTATIONS AND WARRANTIES OF PURCHASER	20
12.1	Due Organization; Good Standing; Qualified To Do Business	20
12.2	Due Authorization	21
12.3	Execution and Delivery	21
12.4	Governmental Approvals	21
12.5	Project Site	21
ARTICLE 13	MUTUAL INDEMNITY	21
13.1	Mutual Indemnity	21
ARTICLE 14	DEFAULT; CURE; REMEDIES	21
14.1	Default by Supplier	21
14.2	Purchaser’s Remedies	22
14.3	Default by Purchaser	22
14.4	Supplier’s Remedies	23
14.5	Cancellation Due to a Force Majeure Event	23
14.6	Termination *****	23
14.7	Surviving Obligations	24

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(continued)

ARTICLE 15	DISPUTE RESOLUTION	24
15.1	Procedure	24
15.2	Qualifications of Arbitrators; Expenses	26
15.3	Performance During Dispute	26
15.4	Consolidation	26
15.5	Language	27
ARTICLE 16	GENERAL PROVISIONS	27
16.1	Waiver	27
16.2	Successors and Assigns	27
16.3	Permitted Assignments	27
16.4	Notices	28
16.5	Governing Law	29
16.6	Amendments	29
16.7	Attachments Incorporated	29
16.8	Entire Agreement	29
16.9	Confidentiality	29
16.10	Counterparts	29
16.11	English Language Documents	30
16.12	Severability	30
16.13	Headings	30
16.14	Agreement Revisions	30

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Exhibits

Appendix I	Definitions
Exhibit A	Ancillary Parts and Equipment
Exhibit B	Payment Schedule
Exhibit C	Spare Parts
Exhibit D	Turbine Installation Manual
Exhibit E	Foundation Loads Document
Exhibit F	Turbine Component Storage Requirements
Exhibit G	Termination Schedule
Exhibit H	Supplier’s Major Turbine Component Suppliers
Exhibit I	Supplier Account
Exhibit J	Guaranty
Exhibit K	Transferee Agreement and Acknowledgment
Exhibit L	Delivery Schedule
Exhibit M	Commissioning Certificate
Exhibit N	Project Completion Certificate
Exhibit O	Commissioning and Start-Up Procedures
Exhibit P	Final Assembly Work
Exhibit Q	Project Site
Exhibit R	Supplier Permits
Exhibit S	Turbine Specifications
Exhibit T	Completion Schedule
Exhibit U	SCADA System Specifications
Exhibit V	SCADA System Installation Manual

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TURBINE SUPPLY AGREEMENT

THIS TURBINE SUPPLY AGREEMENT (the “Agreement” or the “Supply Agreement”) is made and entered into and effective as of December 31, 2007 by and between CLIPPER TURBINE WORKS, INC., a Delaware corporation (“Supplier”), and UPC WIND ACQUISITION V, LLC, a Delaware limited liability company with a place of business c/o UPC Wind Management, LLC, 85 Wells Ave., Suite 305, Newton, MA 02459 (“Purchaser”). Supplier and Purchaser are sometimes referred to, individually, as a “Party” or, collectively, as the “Parties”.

RECITALS

WHEREAS, Purchaser desires to purchase, and Supplier desires to sell eighty (80) Clipper Windpower 2.5 MW “C-99” series wind turbine generators (each a “Turbine” and collectively, the “Turbines”), each consisting of the Major Turbine Components and Ancillary Parts and Equipment (as set forth in Exhibit A hereto). Additionally, Purchaser, in connection with its purchase of the Turbines, desires to purchase and Supplier desires to provide the Commissioning Work (as defined in Appendix I hereto), all on the terms and subject to the conditions set forth herein.

WHEREAS, Purchaser shall incorporate the Turbines into a single 200 MW wind power project being developed by Purchaser located in Milford, Utah (the “Project”).

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Supplier and Purchaser, intending to be legally bound, hereby agree as follows:

AGREEMENT

ARTICLE 1

DEFINITIONS AND RULES OF INTERPRETATION

1.1         Definitions. For purposes of the Turbine Supply Documents and all schedules, exhibits and attachments thereto, and in addition to the definitions elsewhere in this Agreement and the other Turbine Supply Documents, the terms listed in Appendix I hereto shall have the respective meanings assigned to such terms in Appendix I hereto, which is incorporated herein and made a part hereof.

1.2         Rules of Interpretation. In this Agreement: (a) references to Sections and to Exhibits are, unless otherwise indicated, to Sections of and Exhibits to this Agreement; (b) the headings to Sections and Articles of this Agreement are for ease of reference only and shall not in any way affect its construction or interpretation; (c) the masculine gender shall include the feminine and neuter and the singular number shall include the plural, and vice versa, and references to persons shall include individuals, bodies corporate, unincorporated associations, companies and partnerships; and (d) references to Parties in this Agreement shall be deemed to include references to their successors and permitted assigns.

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ARTICLE 2

SUPPLY AND OTHER OBLIGATIONS OF SUPPLIER

2.1        Supply and Commissioning Obligations. Purchaser hereby agrees to purchase and, subject to the terms and provisions hereof, Supplier agrees to supply and Deliver as provided in Subsections (a) and (b) below, the Supply Items and related Services for the Turbines. With respect to the Supply Items and related Services, following Purchaser’s submittal to Supplier of the Down Payment, and subject to the compliance by Purchaser with the terms hereof, Supplier agrees to do the following respecting the Supply Items and Services:

(a)   supply, pack, and Deliver, in accordance with wind industry practice and commercially reasonable shipping carrier requirements and in an economic manner consistent with wind industry practices, all Supply Items, the SCADA System and all related components and parts (other than foundations, foundation bolts, pad mount transformers and collection lines, communication lines and related equipment to be supplied by Purchaser) necessary to install and commission wind turbine generators in the quantity set forth above that are capable of performing to the Turbine Specifications (the “Supply Obligations”);

(b)    perform the Commissioning Work, as described in Section 6.2 below.

2.1.1            Failure to Timely Deliver Down Payment. If Purchaser fails to deliver to Supplier the Down Payment on or before the Down Payment Date, then Purchaser’s right to purchase and Supplier’s obligation to sell and Deliver the Supply Items and related Services shall terminate at the option of Supplier and be of no further force or effect, provided that Supplier shall first give Purchaser five (5) days written notice to afford Purchaser the opportunity to correct its performance.

2.1.2            Spare Parts.

(a)    During the Warranty Period, Supplier shall maintain an inventory of spare parts at such location and consisting of such spare parts as Supplier, in its sole discretion, shall determine necessary for the timely operation and maintenance of the Turbines during the Warranty Period (the “Necessary Spare Parts Inventory”). The list of spare parts proposed by Supplier is attached hereto as Exhibit C. It is the intention of the parties that the Necessary Spare Parts Inventory be used and maintained during the Warranty Period in order for Supplier to fulfill its obligations under the OMS Agreement and the Warranty Agreement.

(b)    Purchaser may purchase such additional spare parts, at Purchaser’s sole expense, and maintain such additional spare parts on the Project Site, at Purchaser’s sole expense; provided that such spare parts are available from Supplier without unreasonably impacting Supplier’s production of turbines.

(c)    Within six (6) months of the date of final payment by Purchaser to Supplier of the Purchase Price, Supplier shall place into escrow with an escrow agent to be agreed upon between the parties, subject to an escrow agreement to be agreed between the parties, drawings (the “Spare Parts Drawings”) necessary for Purchaser to make or have made any spare parts for the Turbines whose manufacture are subject to intellectual property rights of Supplier.

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Pursuant to the terms of the agreed upon escrow agreement, Purchaser shall be provided access to the Spare Parts Drawings only if and when Supplier is unable to provide necessary spare parts for the Turbines to Purchaser due to a default under Section 14.1(i), (ii), (iii) or (iv) under this Agreement.

2.1.3     SCADA System. Purchaser shall purchase the SCADA System from Supplier (exclusive of any fiber optic lines or other communication lines) for an amount equal to ***** Dollars ($*****). The price of the SCADA System is included in the Purchase Price.

2.1.4    [Intentionally Left Blank].

2.1.5    Other Items. Supplier has provided Purchaser with: the Turbine Installation Manual, a copy of which is set forth on Exhibit D; the Foundation Loads Document, a copy of which is set forth on Exhibit E; and the Turbine Component Storage Requirements, a copy of which is set forth on Exhibit F. No later than ten (10) days prior to the anticipated Commissioning of the first Turbine, Supplier shall provide to Purchaser the OMS Manual. Concurrently with the execution of this Agreement, Supplier and Purchaser shall deliver to the other Party the Warranty Agreement and the OMS Agreement, duly executed by each Party. At Purchaser’s request and at Purchaser’s cost, within twelve (12) months of Commissioning of the last Turbine, Supplier shall provide to Purchaser a location specific site suitability certificate from Germanischer Lloyd.

2.2        Permits; Governmental Requirements. Supplier shall secure and pay for all Supplier Permits required for the Delivery of the Supply Items to the Designated Delivery Location. Purchaser shall cooperate with Supplier in obtaining the Supplier Permits. Supplier shall have no obligation to obtain any Purchaser Permit; provided Supplier shall cooperate with Purchaser in Purchaser’s efforts to obtain and comply with Purchaser Permits. Supplier shall comply with all Governmental Requirements applicable to the performance of its obligations hereunder.

2.3        Purchaser’s Right to Inspect. Supplier shall permit Purchaser, upon ten (10) days prior written notice to Supplier, to inspect the Turbines and to visit Supplier’s Turbine manufacturing and assembly facilities for such purpose, subject in all cases to Supplier’s confidentiality requirements and reasonable safety precautions, and so long as such inspection and presence does not unreasonably interfere with or delay the completion or Delivery of the Turbines or Supplier’s performance of its obligations hereunder.

2.4        Subcontractors. Supplier may retain such Subcontractors as in Supplier’s reasonable judgment may be necessary to complete Supplier’s duties and obligations under this Agreement. Supplier shall be solely responsible to pay its Subcontractors and the use of any Subcontractor shall not limit Supplier’s obligations hereunder. The list of Supplier’s Major Turbine Component suppliers is set forth on Exhibit H. Supplier agrees that it will not use any Major Turbine Components not listed in Exhibit H without Purchaser’s advance written consent, such consent not to be unreasonably withheld, conditioned or delayed.

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2.5        Safety. Until any Supply Item has been Delivered, Supplier shall take reasonable steps to protect each Supply Item against damage, destruction or theft, and shall ensure that all Supplier Insurance covering the Turbines remains in full force and effect prior to Delivery.

2.6        Independent Contractor. In performing its duties and obligations under this Agreement, Supplier shall, at all times, act in the capacity of an independent contractor, and shall not in any respect be deemed (or act as) an agent of Purchaser for any purpose or reason whatsoever. Supplier shall have no responsibility for any of Purchaser’s Work hereunder.

ARTICLE 3

PURCHASE PRICE AND PAYMENT

3.1         Purchase Price. For the Supply Items, SCAD A System and Services, Purchaser shall pay to Supplier ***** Dollars ($*****) (the “Purchase Price”). Purchaser shall pay to Supplier on the date of this Agreement (the “Down Payment Date”) a non-refundable amount equal to ***** percent (*****%) of the Purchase Price (the “Down Payment”). All payments to be made under this Agreement by Purchaser to Supplier shall be made in immediately available funds to the Supplier account set forth in Exhibit I. The Purchase Price is subject to adjustment by Change Order as provided in this Agreement.

3.2         Taxes. Supplier shall be responsible for (a) all federal and state income taxes payable by Supplier in connection with its net income, (b) all taxes in connection with the import of any Supply Item into the United States, and (c) any business license or fees arising in connection with Supplier’s business in any State. Purchaser shall be responsible for all sales and use tax and any other federal, state or local taxes imposed on the sale or use of the Supply Items and any services provided hereunder (collectively “Taxes”).

3.3         Progress Payments.

3.3.1    The remaining amount of the Purchase Price shall be paid by the Purchaser to the Supplier pursuant to the Payment Schedule set forth on Exhibit B attached hereto (the “Payment Schedule”). Upon completion of each of the milestones for the Project set forth on Exhibit B attached hereto, the corresponding portion of the Purchase Price shall be due and payable to Supplier as set forth on Exhibit B attached hereto (each, a “Progress Payment”).

(a)     Purchaser shall pay the Down Payment and each Progress Payment to Supplier in United States Dollars and in immediately available funds to the account of Supplier, identified on Exhibit I. Should Purchaser fail to make any Progress Payment when due, in addition any other remedy available to Supplier under this Agreement, or otherwise, (i) Supplier may enforce the Guaranty as set forth in Section 3.5 pursuant to its terms; (ii) such overdue amount shall bear interest until paid in full at the Default Rate, and (iii) Supplier may, without prejudice to any other rights or remedies it may have under this Agreement, stop its performance hereunder until the overdue amount and interest thereon is paid in full.

(b)    Provided that Supplier has duly performed or is reasonably performing its obligations hereunder and irrespective of any other term of this Agreement, and provided that any delay in obtaining the Project Completion Certificate within six (6) months

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after Delivery of the last Major Turbine Component by Supplier for the Project is not caused solely by Supplier or any of Supplier’s Affiliates or subcontractors, one hundred percent (100%) of the Purchase Price, subject to the retention of the applicable Punch List Retainage, shall be paid by Purchaser to Supplier no later than six months after Delivery of the last Major Turbine Component by Supplier for the Project.

*****

3.4         Punch List Retainage. In delivering the Project Completion Certificate as provided in Section 6.3 below hereunder, Supplier shall include an estimated cost to complete each item of Punch List Work (200% of such estimated costs being the “Punch List Retainage”). The Progress Payment corresponding to delivery of the Project Completion Certificate shall be decreased by an amount, if any, which is equal to the Punch List Retainage, and upon the completion of any item of Punch List Work to the reasonable satisfaction of Purchaser, Purchaser shall immediately pay Supplier the Punch List Retainage that was retained by Purchaser for such item of Punch List Work.

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3.5         Purchaser’s Credit Support. Purchaser shall, concurrently with the delivery by Purchaser of the Down Payment, deliver to Supplier a guaranty from its parent company (the “Guaranty”) in substantially the form attached hereto as Exhibit J.

3.6         Warranty Agreement. The Parties acknowledge that, concurrent with the execution of this Agreement, the Parties shall enter into the Warranty Agreement. The cost of the first two (2) years of warranty coverage under the Warranty Agreement is included in the Purchase Price.

3.7         Operations and Maintenance Service Agreement. Concurrent with the execution of this Agreement, Affiliates of the Purchaser and Supplier shall execute an OMS Agreement whereby Supplier, an Affiliate of Supplier, or a contractor designated by Supplier and approved by Purchaser (the “Contractor”) shall provide operation and maintenance service to the Project. Pursuant to the terms of the OMS Agreement, the cost for the first two (2) years of OMS Services (other than Additional OMS Services) is included in the Purchase Price.

ARTICLE 4

DUTIES AND OBLIGATIONS OF PURCHASER

4.1         Purchaser’s Obligations. Purchaser agrees to perform the following, all on the terms and subject to the conditions of this Agreement:

4.1.1        Payment. Purchaser shall make the Down Payment, all Progress Payments and any other payments due Supplier under this Agreement when due and shall be responsible for and promptly pay all Taxes.

4.1.2        Purchaser’s Work. Purchaser shall, at its sole cost and expense, be solely responsible for all work necessary for the development, construction, completion and operation of the Project (other than the Delivery of Supply Items and the performance of the Services by Supplier) and for the installation and operation of the Turbines, which work (herein “Purchaser’s Work”) shall include the following:

(a)    Site Suitability and Access. Purchaser shall ensure that the Project Site is suitable for installation of the Turbines in accordance with the Turbine Specifications and Turbine Installation Manual and shall ensure that Supplier has continuous unfettered physical access to the Project Site during normal business hours during the performance of its Commissioning Work;

(b)    Acceptance and Shipment of Supply Items. Upon Supplier’s Delivery of any Supply Item to its respective Designated Delivery Location, Purchaser shall, unless otherwise agreed by the Parties, within five (5) days after notice from Supplier and at such date and time set forth in Supplier’s notice, pick up the Supply Item at its Designated Delivery Location, and ship, install or store such Supply Item at the Project Site. Purchaser shall be responsible for any reasonable costs incurred by Supplier due to Purchaser’s delay in promptly picking up and transporting off site any Supply Item upon its Delivery within said five (5) day period. Purchaser shall be solely responsible for shipment and insurance of each Supply Item once picked up;

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(c)    Storage. Purchaser shall ensure that adequate staging, lay down and storage areas for the Supply Items are available and maintained at the Project Site and shall store and maintain the Supply Items pending installation in accordance with the Turbine Component Storage Requirements set forth on Exhibit F;

(d)    Tower Foundations. Purchaser shall investigate the Project Site and its soil conditions and shall design and construct the Tower Foundations in accordance with Supplier’s Tower Foundation Requirements;

(e)    Turbine and SCADA System Installation. Purchaser shall perform the Turbine Installation Work and the installation of the SCADA System, all in strict accordance with the Turbine Specifications, the Turbine Installation Manual and the SCADA System Installation Manual; and shall (i) notify Supplier of Purchaser’s proposed schedule for all such work; (ii) coordinate such work with Supplier’s Commissioning Work for the Turbines; and (iii) complete the Installation Work in such a manner so that a team of two technicians can complete the Commissioning of each Turbine within a period not to exceed three and a half (3 ½) Business Days, without interruption or delay on a continuous basis until all Turbines have been Commissioned;

(f)    Construction of Project. Purchaser shall (i) perform the Final Assembly Work which is set forth in Exhibit P hereto. (ii) perform all civil works (including roads, grading, maintenance facilities, meteorological towers and other items); (iii) perform all electrical works (including collection lines, Electrical Infrastructure, Transmission Facilities, Interconnection Facilities and other items); (iv) provide and install a remote terminal unit and cabling to the Substation, meteorological towers, and communications lines for the SCADA System to the Substation; and (v) provide any other items required for the operation of the Project; and

(g)    Commissioning Responsibilities. Purchaser shall ensure that at all times during Commissioning Work, each Turbine shall have a continuous supply of electricity from the grid, and that Purchaser’s utility will accept electricity generated by such Turbine. During Commissioning, Purchaser shall provide assistance, including equipment, electricians and mechanics, as may be reasonably required by Supplier to address any out of scope impacts on the completion of Commissioning. Purchaser shall arrange for the provision of full grid power to each Turbine to ensure completion of the Commissioning Work for each Turbine.

4.1.3    Other Items. On or before the date that is thirty (30) days prior to the date of Delivery of the first Major Turbine Component for the Project, Purchaser shall provide Supplier with notification of the anticipated date that Purchaser will energize the substation for the Project.

4.2         Cooperation with Supplier; Purchaser’s Representative. Purchaser shall cooperate with Supplier and, if applicable, shall cause its EPC Contractor and any other contractors engaged by Purchaser with respect to the Project (herein, “Purchaser’s Contractors”), to cooperate with Supplier, all in connection with Supplier’s performance of its obligations hereunder. Purchaser shall promptly provide Supplier with a schedule of the names and contact information for all of Purchaser’s

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Contractors and shall update such schedule periodically. Purchaser designates Scott Rowland as its representative (“Purchaser’s Representative”) in dealing with Supplier with respect to this Agreement.

4.3         Permits; Governmental Requirements. Purchaser shall secure and pay for all Purchaser Permits, including any permits required for the delivery of Supply Items from the Designated Delivery Location to the Project Site. Supplier shall cooperate with Purchaser in obtaining Purchaser’s Permits. Purchaser shall have no obligation to obtain any Supplier Permit; provided that, Purchaser shall cooperate with Supplier in Supplier’s efforts to obtain Supplier Permits. Purchaser shall comply with all Governmental Requirements applicable to the performance of Purchaser’s Work.

4.4         Safety. Upon Delivery of any Supply Item to its Designated Delivery Location, Purchaser shall take reasonable steps, and shall ensure that the EPC Contractor and the Purchaser’s Contractors take reasonable steps, to protect any such Supply Item against damage or theft.

4.5         Intellectual Property Rights; Licenses and Obligations.

4.5.1              Patents. Supplier hereby grants to Purchaser under Supplier’s patent rights, only the non-exclusive right to use the Supply Items provided to Purchaser under this Agreement. Supplier expressly reserves all other patent rights, including, without limitation, the right to make, use, sell, offer for sale and import other products identical to or similar to the Supply Items. Other than the rights granted herein with respect to the Supply Items, Supplier expressly reserves all other patent rights, and Purchaser shall not have the right under Supplier’s patent rights to make, use, sell, offer for sale, or import any products or methods that infringe Supplier’s patents or to sublicense any of the foregoing rights.

4.5.2              Trade Secrets. Purchaser acknowledges that the technical, operation and maintenance, and other information it receives in connection with the Supply Items (including, without limitation, any and all firmware, software, Turbine Specifications, SCADA System Specifications, installation and operation and maintenance procedures, know-how and similar items) constitute trade secret information that is proprietary to Supplier. Supplier hereby grants to Purchaser under Supplier’s trade secret rights, the non-exclusive right to use such trade secrets only in the installation and operation and maintenance of the Supply Items. Supplier further grants to Purchaser under Supplier’s trade secret rights, the non-exclusive right to disclose such trade secrets to a third party only as necessary for the financing, installation and operation and maintenance of the Supply Items provided such third party executes a written agreement obligating it to maintain the confidentiality of the trade secret information and to return all copies of such trade secret information received and prohibiting reverse engineering, disassembly, and decompilation of any of the trade secret information. Other than the rights granted herein with respect to the Supply Items, Supplier expressly reserves all other trade secret rights. Purchaser agrees to maintain all such trade secret information in strict confidence and shall not disclose such trade secret information to any third party except in accordance with this Section 4.5.2. The obligations of confidentiality herein shall survive termination or expiration of this Agreement.

4.5.3             Copyrights. Purchaser acknowledges that the technical, operation and maintenance, and other information it receives in connection with the Supply Items (including,

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without limitation, any and all firmware, software, Turbine Specifications, SCADA System Specifications, installation and operation and maintenance procedures, descriptions of know-how and similar written items) constitute copyrightable material. Supplier hereby grants to Purchaser under Supplier’s copyrights, the non-exclusive right to copy and use such copyrighted materials only in the installation and operation and maintenance of the Supply Items. Supplier further grants to Purchaser under Supplier’s copyrights, the non-exclusive right to copy the copyrightable materials and distribute such to a third party only as necessary for the installation and operation and maintenance of the Supply Items, provided such third party executes a written agreement obligating it to return all copies of such copyrightable materials received, prohibiting any further copying or distribution of such copyrightable materials, and prohibiting reverse engineering, disassembly and decompilation of any of the copyrightable materials. Other than the rights granted herein with respect to the Supply Items, Supplier expressly reserves all other copyright rights. Purchaser shall not have the right to sublicense any of the Supplier’s copyright rights or the right to create derivative works of any of the copyrightable materials. Purchaser shall not reverse engineer, disassemble or decompile any of the copyrightable materials.

4.5.4              Trademarks and Service Marks. Purchaser shall not have any rights in any trademarks or service marks, whether registered or not, that are owned or controlled by Supplier. Purchaser shall not utilize any trademark or service mark that is substantially similar to any trademarks or service marks owned or controlled by Supplier. Purchaser may reference only those trademarks or service marks owned by Supplier in its written materials; provided that, such reference clearly denotes that such is a trademark or service mark and is owned by Supplier.

4.5.5             Transfer of Title in Supply Items. Should Purchaser transfer title in any of the Supply Items to a third party, the licenses provided in this Section 4.5 shall run with such Supply Items, provided such third party executes a Transferee Agreement and Acknowledgment, in the form attached hereto as Exhibit K, acknowledging Supplier’s ownership in the respective Intellectual Property Rights and obligating itself to all of the same prohibitions and restrictions with respect to Supplier’s Intellectual Property Rights described in this Section 4.5. Purchaser acknowledges that the Supply Items may be subject to the export control laws and regulations of the United States of America and agrees to comply with all such laws and regulations regarding any export of any of the Supply Items.

4.5.6              Ownership and Injunctive Relief. All Intellectual Property Rights owned or controlled by Supplier shall remain the exclusive property of Supplier and nothing herein shall be construed as a sale, lease, loan, or transfer of any of such Intellectual Property Rights. Purchaser shall derive no rights, title or interest therein except as expressly set forth in this Agreement. Any technical information concerning the Supply Items that Purchaser acquires or develops in connection with the ownership or operation of the Turbines shall be the property of Supplier. Further, Purchaser acknowledges that a breach of the confidentiality provisions in this Agreement may cause Supplier irreparable harm and damage that may not be recoverable at law and that Purchaser shall be entitled to obtain injunctive relief in addition to any other rights or remedies Purchaser may have.

4.5.7              Government Rights. Any and all computer software and related documentation provided as part of the Supply Items are “commercial items” as that term is defined at 48 C.F.R. 2.01 (October 1995) comprising “commercial computer software” and

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“commercial computer software documentation” as used in 48 C.F.R. 12.212 (September 1995) and other applicable acquisition regulations and are provided to the U.S. Government only as a commercial item and subject to the terms and conditions and all restrictions set forth in this Agreement as applicable to such computer software and related documentation. Consistent with 48 C.F.R. 12.212 and 48 C.F.R. 227.7202 (June 1995), all U.S. Government users and licensees acquire the software and its related documentation with only those rights applicable to such software and related documentation as set forth in this Section 4.5.

4.6         Transfer. Purchaser covenants and agrees that it will not sell, lease or otherwise transfer the Turbines or any part thereof unless Purchaser first obtains and delivers to Supplier a Transferee Agreement and Acknowledgment, executed by the proposed transferee. Notwithstanding anything else contained herein, Purchaser may assign in whole or in part its rights under this Agreement to an Affiliate upon notice to Supplier.

4.7         Access to Information. From the date of this Agreement through the end of the fifteenth (15th) year after Project Completion, Purchaser shall provide to Supplier prompt access to all technical, operational and maintenance and other information it receives or collects in connection with its operating the Turbines. The collection of all such data shall be at the reasonable expense of Supplier. All information provided by Purchaser hereunder shall be subject to the provisions of Section 16.9.

ARTICLE 5

COMMENCEMENT, DELIVERY AND SHIPMENT

5.1         Commencement. Subject to Section 2.1.1, Supplier shall commence performance of its obligations under this Agreement on the Down Payment Date. In addition to Supplier’s other rights and remedies hereunder, if any payment due under this Agreement is not timely made by Purchaser, the delinquent payment amount shall accrue interest at the Default Rate.

5.2         Shipping Arrangements. All Supply Items shall be delivered Ex Works at the Designated Delivery Locations. For purposes of this Agreement, each individual Supply Item and the SCADA System shall be deemed “Delivered” and Supplier shall have satisfied its delivery arrangements with respect thereto, when Supplier makes available such Supply Item and SCADA System at its Designated Delivery Location for pick up by Purchaser, provided however, that Purchaser may not take custody and control of the said Supply Item until the applicable Progress Payment has been made by Purchaser and received by Supplier. Purchaser shall be responsible for all loading and shipment of the Supply Items and SCADA System from their respective Designated Delivery Locations to the Project Site and shall pay for all costs and expenses incurred by Purchaser related thereto, including the costs of maintaining insurance on such Supply Item and SCADA System during shipment of such Supply Item and SCADA System from its respective Designated Delivery Location to the Project Site.

5.3         Delivery Schedule. The Supply Items shall be Delivered to their Designated Delivery Locations in accordance with the Delivery Schedule attached as Exhibit L (the “Delivery Schedule”); provided however, that Supplier shall use commercially reasonable efforts to work with Purchaser to revise the Delivery Schedule as necessary considering Supplier’s manufacturing

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schedules and Purchaser’s Project requirements. Delivery dates in the Delivery Schedule will be deemed met so long as the Supply Items are delivered to the Designated Delivery Locations on or before the date for such delivery set forth in the Delivery Schedule; provided that, Supplier shall have the right to Deliver the Supply Items up to one (1) month earlier than provided for in the Delivery Schedule. The SCADA System shall be delivered at a Designated Delivery Location mutually agreed by the Parties following the installation of the first Turbine at the Project Site by Purchaser.

5.4         Designated Delivery Locations. Unless otherwise agreed in writing by the Parties, Supplier shall Deliver the Supply Items as follows: (i) Turbine Nacelle, Turbine Controller, Turbine hub and Ancillary Parts and Equipment at Supplier’s factory near Cedar Rapids, Iowa, (ii) the Turbine Blades at such location or warehouse facility as Supplier may direct near Houston, Texas, or at another mutually agreed upon location, provided any costs associated with such other mutually agreed location be borne by Purchaser, and (iii) the Towers at the manufacturing facility located in Chattanooga, Tennessee, or at such other domestic location as Supplier may specify at any point prior to three (3) months from the Delivery date set forth in the Delivery Schedule. Each of the foregoing locations is referred to herein as a “Designated Delivery Location.”

5.5         Delay Delivery Damages. The Parties acknowledge that Purchaser will suffer damages that will be difficult to ascertain if Purchaser fails to Deliver any Major Turbine Component within thirty (30) days of the applicable date of Delivery set forth in the Delivery Schedule. Consequently, the Parties agree that Supplier will pay Purchaser, if any Major Turbine Component is Delivered thirty (30) days or more late and such delay was not due to any Force Majeure Event or breach by Purchaser of any of its obligations under this Agreement, the following amount as liquidated damages: For each full day after the first thirty (30) days following the date that the Delivery of such Major Turbine Component is delayed beyond the date specified in the Delivery Schedule, an amount equal to $***** per Turbine per day for the first fifteen (15) days after delay payments become payable, an amount equal to $***** per day for the next fifteen (15) days, and an amount equal to $***** per day thereafter (the “Delay Delivery Damages”); provided that, in no event shall the aggregate Delay Delivery Damages payable hereunder exceed ***** percent (*****%) of the pro-rata portion of the Purchase Price applicable to the Turbine for which such delayed Major Turbine Component is a component. It is understood and acknowledged by the Parties that if more than one Major Turbine Component applicable to a Turbine is delivered late, the liquidated damages applicable to the Turbine will not exceed $***** per day (for the first 15 days after delay payments become payable), $***** per day (for the next 15 days of delay payments), and $***** per day (for delay payments thereafter). The Parties acknowledge and agree that the Delay Delivery Damages set forth above are a reasonable estimate of the damages Purchaser will suffer because of late Delivery of any Major Turbine Component and that, therefore, the Delay Delivery Damages set forth herein shall be Purchaser’s sole and exclusive remedy with respect to such Delivery delays.

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ARTICLE 6

FINAL ASSEMBLY WORK, INSTALLATION WORK,
COMMISSIONING WORK AND PROJECT COMPLETION

6.1         Final Assembly Work and Turbine Installation. Purchaser shall complete the Final Assembly Work with respect to all Turbines in conformance with the procedures and requirements set forth in Exhibit P. and shall complete the Installation Work with respect to all Turbines in accordance with the Installation Procedures and, subject to Section 5.3 above, within the period of time set forth on the Completion Schedule.

6.2         Commissioning. Commissioning of the Turbines shall be conducted as follows:

6.2.1           Advance Completion Notice. No less than thirty (30) days prior to the date Purchaser expects Supplier to commence the Commissioning Work, Purchaser shall provide Supplier with written notice (the “Advance Completion Notice”) of Purchaser’s anticipated completion date of the Installation Work and the date on which Supplier shall commence the Commissioning Work (which date shall be no later than the date that Supplier is obligated to commence the Commissioning Work as set forth in the Completion Schedule). Purchaser shall use commercially reasonable efforts to schedule Turbine Installation for all Turbines in the Project so that Supplier can complete the Commissioning of each Turbine without interruption or delay on a continuous basis until all the Turbines have been Commissioned.

6.2.2              Turbine Installation Inspection. Following completion of the Installation Work with respect to any Turbine, Purchaser shall deliver a written notice of completion to Supplier (an “Installation Completion Notice”) and Supplier shall examine each Turbine in accordance with the Installation Procedures and the Turbine Installation Manual. If the Turbine fails to conform to the standards contained in the installation inspection procedures set forth in the Turbine Installation Manual, then it shall be deemed not properly installed, and Supplier shall promptly so notify Purchaser. Purchaser shall then promptly take all required action to complete the Installation Work for all Turbine(s) failing the installation inspection procedures.

6.2.3             Commissioning Work. Supplier shall perform the Commissioning Work for the Turbines in accordance with the Commissioning and Start-Up Procedures and the Completion Schedule, subject to any adjustment in the completion of the Commissioning Work, pursuant to Section 5.3 hereof, due to Supplier’s early Delivery of the Supply Items (provided, however, that Supplier’s obligation to Complete the Commissioning Work by such time set forth on the Completion Schedule shall be extended to the extent of Purchaser’s delay in completing the Installation Work). Upon completion of the Commissioning of each Turbine, Supplier shall issue to Purchaser a commissioning certificate for such Turbine in the form attached hereto as Exhibit M (each a “Commissioning Certificate”). Within five (5) days after receipt of a Commissioning Certificate, Purchaser shall either approve such Commissioning Certificate or deliver to Supplier written notice of any work remaining to be completed by Supplier (the “Punch List Work”). If Purchaser fails to deliver such notice within such five (5) day period, the Commissioning Certificate will be deemed approved by Purchaser.

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6.3         Project Completion. Within five (5) days after the delivery by Supplier to Purchaser of a Commissioning Certificate for the Project’s final Turbine, Supplier shall also deliver to Purchaser a completion certificate for all Turbines in the Project (the “Project Completion Certificate”), in the form attached hereto as Exhibit N. together with a list of any remaining Punch List Work on any Turbine, a schedule for completing the Punch List Work and an estimate of the cost of each item of Punch List Work. Supplier shall thereafter promptly complete all Punch List Work.

6.4         Purchaser Delays. In the event that any of the actions of Purchaser, the EPC Contractor or any of Purchaser’s Contractors cause a delay in the performance by Supplier of the Commissioning Work, Purchaser shall pay Supplier its actual documented costs directly attributable to such delay, including wages, lodging and meals.

ARTICLE 7

FORCE MAJEURE EVENTS

7.1         Excused Performance. If either Party is rendered wholly or partially unable to perform its obligations (other than payment obligations) under this Agreement due to the occurrence of a Force Majeure Event, such Party will be excused from the affected performance obligation (other than payment obligations), provided that:

(a)       the affected Party gives the other Party notice describing the particulars of the occurrence, including an estimate of its expected duration and probable impact on the affected Party’s obligations hereunder, such notice shall be given promptly after becoming aware of the occurrence of the Force Majeure Event, and, in no event more than seven (7) days after the affected Party becomes aware or should reasonably have been aware of such occurrence;

(b)      the affected Party shall continually exercise all commercially reasonable efforts to mitigate the effect of such Force Majeure Event, remedy its inability to perform, and limit damages to the other Party and shall promptly resume its performance when the Force Majeure Event no longer impacts its ability to perform, and shall give the other Party prompt notice of its intent to resume such performance;

(c)       the suspension of a Party’s performance affected by the Force Majeure Event shall be of no greater scope and of no longer duration than is reasonably required by the Force Majeure Event;

(d)      no liability of either Party which arose before the occurrence of the Force Majeure Event shall be excused as a result of the occurrence thereof; and

(e)       no Force Majeure Event shall relieve any Party from performing those of its obligations that are not materially affected by the Force Majeure Event.

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ARTICLE 8

CHANGE ORDERS

8.1         Change Order. The term “Change Order” as used herein shall mean a written instrument signed by Purchaser and Supplier, stating their mutual agreement upon any of the following: (i) a change in the fabrication or features of the Turbines (such as adding Federal Aviation Administration lighting or a cold weather package); (ii) a change in the Delivery Schedule or Completion Schedule; (iii) a change in the Commissioning Work; (iv) a change in the number of or location of Project sites; or (v) an adjustment in the Purchase Price (collectively “Scope Changes”).

8.2         Change Order Process. Purchaser may request Scope Changes within the general scope of this Agreement consisting of additions, deletions, or other revisions. If Purchaser so desires to request Scope Changes, it shall submit a change request to Supplier in writing. Within ten (10) Business Days after its receipt of any such request, Supplier shall submit a detailed proposal to Purchaser stating (a) the increase or decrease, if any, in the Purchase Price which would result from such change, and (b) the effect, if any, upon the Delivery Schedule or Completion Schedule by reason of such proposed change. Purchaser shall have five (5) days from receipt of Supplier’s detailed proposal to accept or reject in writing Supplier’s proposal in relation to the requested change. If Purchaser agrees with Supplier’s proposal, Purchaser and Supplier shall execute a Change Order reflecting the requested Scope Changes and proposed adjustments, if any, in the Purchase Price and the Delivery Schedule or Completion Schedule. In the event Purchaser disagrees with Supplier’s proposal, Purchaser shall promptly so notify Supplier, following which the Parties shall negotiate in good faith a solution which is satisfactory to both Purchaser and Supplier. Should Purchaser fail to respond to Supplier in writing within the foregoing five (5) day period, Purchaser shall be deemed to have withdrawn its requested change.

8.3         No Change. Notwithstanding anything to the contrary contained in this Agreement, Supplier shall not be obligated to proceed with any Scope Changes requested by Purchaser unless and until a Change Order is executed by the Parties in relation to such change. Further, Supplier shall not be required to implement a requested Scope Change by Purchaser if the implementation of such change would, in Supplier’s reasonable opinion, likely impair Supplier’s ability to achieve any of the performance guarantees, warranties or covenants set forth in this Agreement, the OMS Agreement, and/or the Warranty Agreement.

8.4         Scope Changes Caused by a Force Majeure Event. If a Force Majeure Event occurs that materially adversely affects Supplier’s performance of all or a portion of the sale and Delivery obligations hereunder or if such a Force Majeure Event causes any of the Commissioning Work to be temporarily or permanently prevented. Supplier shall be entitled to a Change Order reflecting such impact of such Force Majeure Event, including an extension in Supplier’s time for performance for such delay to the extent Supplier’s performance is actually delayed. In the case of a Force Majeure Event, Supplier must notify Purchaser of Supplier’s intent to request a Change Order (the “Notice of Intention”) within thirty (30) Business Days of the Force Majeure Event. Supplier shall submit to Purchaser a draft Change Order outlining, with reasonable specificity, the requested Scope Changes within ten (10) Business Days after the Notice of Intention is delivered to Purchaser.

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8.5       Scope Changes Caused by Events within the Control of Purchaser. If Purchaser, EPC Contractor or any of Purchaser’s Contractors causes an event that materially adversely affects Supplier’s performance of all or a portion of the sale and Delivery obligations hereunder or if such event causes the Commissioning Work to be temporarily or permanently prevented, Supplier shall be entitled to a Change Order reflecting such impact of such event, including (i) an extension in Supplier’s time for performance for such delay to the extent Supplier’s performance is actually delayed, and (ii) an increase in the Purchase Price with respect to such additional cost to the extent such delay is caused solely by Purchaser, EPC Contractor or any of Purchaser’s Contractors. In the case of such a Purchaser caused event, Supplier must notify Purchaser of Supplier’s intent to request a Change Order (the “Notice of Intention”) within thirty (30) Business Days of the Purchaser caused event. Supplier shall submit to Purchaser a draft Change Order outlining, with reasonable specificity, the requested Scope Changes within ten (10) Business Days after the Notice of Intention is delivered to Purchaser.

ARTICLE 9

LIMITATION OF LIABILITY

9.1       Supplier Not Responsible for Purchaser’s Work. Notwithstanding anything to the contrary set forth herein, Supplier shall not have any responsibility for (a) Project Site selection, permitting or Turbine siting within the Project Site; (b) the design, supply or construction of Tower foundations; (c) the assembly, erection and installation of the Turbines or the SCADA System; (d) the design, assembly, erection and installation of any other element of the Project, (e) obtaining rights required by the Project to sell or transmit its electrical output, or (f) any other element of Purchaser’s Work, all of which are expressly the responsibility of Purchaser.

9.2       Overall Limitation of Liability. Notwithstanding anything to the contrary contained in this Agreement, in no event shall Supplier, its parent company, Affiliates and agents be liable, alone or in the aggregate, to Purchaser for any damages, claims, demands, suits, causes of action, losses, costs, expenses and/or liabilities related in any manner to this Agreement, the Warranty Agreement and the OMS Agreement in excess of an amount equal to ***** percent (*****%) of the Purchase Price, regardless of whether such liability arises out of breach of contract, guarantee or warranty, tort, product liability, indemnity, contribution, strict liability or any other legal theory; provided, however, the preceding limitation of liability shall not apply to, and no credit shall be issued against such liability for, (a) Supplier’s indemnity obligations set forth in Section 13.1 solely as they relate to claims by third Parties for bodily injury or property damage, or (b) the fraud or willful misconduct of Supplier.

9.3       Consequential Damages. Notwithstanding anything to the contrary contained in this Agreement and except as set forth in the last sentence of this Section, Purchaser and Supplier waive all claims against each other (and against each other’s parent company, Affiliates, contractors, subcontractors, consultants, vendors, suppliers and agents) for any consequential, incidental, indirect, special, exemplary or punitive damages (including, but not limited to, loss of actual or anticipated profits, revenues or product; loss by reason of shutdown or non-operation; increased expense of operation, borrowing or financing; loss of use or productivity; or increased cost of capital), and regardless of whether any such claim arises out of breach of contract or warranty, tort, product liability, indemnity, contribution, strict liability or any other legal theory. Any

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consequential, incidental, indirect, special, exemplary or punitive damages incurred by Supplier or Purchaser in relation to a third Party shall, for all purposes of this Agreement, be deemed consequential, incidental, indirect, special, exemplary or punitive damages in relation to any claim brought by Supplier or Purchaser against the other Party to this Agreement. Any liquidated damages payable by Supplier under this Agreement shall not be deemed consequential, incidental, indirect, or special damages for purposes of this Agreement.

ARTICLE 10

TITLE AND RISK OF LOSS; INSURANCE

10.1     Title to Supply Items. Title to any Supply Item shall transfer to the Purchaser upon (i) the Delivery of such Supply Item to its Designated Delivery Location and (ii) Purchaser’s payment of and Supplier’s receipt of, the applicable Progress Payment.

10.2     Risk of Loss. Supplier shall bear the risk of loss and damage with respect to any Supply Item (including each individual Major Turbine Component) until Delivery of such Supply Item to its Designated Delivery Location. In performing the Commissioning Work, Supplier shall be deemed a contractor of Purchaser performing the Services on Supply Items then owned by Purchaser. Upon the Delivery of any Supply Item to its Designated Delivery Location, care, custody and control of, and risk of loss or damage to, such Supply Item shall thereupon transfer to the Purchaser.

10.3     Insurance.  Supplier and Purchaser shall maintain the following insurance while this Agreement is in effect:

10.3.1  Supplier Insurance.

Supplier shall carry and maintain or cause to be carried and maintained, at all times during the Term of this Agreement, insurance coverage with limits as set forth in this Section (the “Supplier Insurance”).

Marine Cargo Insurance

All property and interests of every kind and description (including materials, equipment, machinery and spares) intended for the Project or subsequent operations while in transit by land, air and/or sea. All Risks of physical loss or damage from a cause not excluded but including war, strikes, riots and civil commotions and terrorism while in transit, on a continuous open cover basis. Increased cost of working - the additional expenditure necessarily and reasonably incurred for the purpose of avoiding or reducing delay which, without such expenditure would have taken place.

Property

At all times the Supplier’s factory premises, plant, machinery, raw materials and finished stocks all related to and comprising the Project under a property insurance in an amount equal to the full replacement value of the above named items for “all risks” of physical loss or damage including, but not limited to, coverage for earth movement,

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flood, windstorm, earthquake, sabotage, terrorism, riots, civil commotion, testing, boiler and machinery, transit and off-site storage. The policy may contain separate sub limits and deductibles subject to insurance company underwriting guidelines. Deductibles under the policy shall not exceed $100,000 per occurrence, except for deductibles for natural catastrophe peril, which shall not exceed five percent (5%) of the insured loss.

Increased cost of working - the additional expenditure necessarily and reasonably incurred for the purpose of avoiding or reducing delay which, without such expenditure would have taken place.

Workers Compensation

Coverage shall comply with any statutory obligation imposed by Workers Compensation, Occupational Disease Laws, or similar laws, including where applicable, the United States Longshoremen’s and Harbor Workers’ Act, the Federal Employers’ Liability Act and the Jones Act. Employers’ Liability insurance shall have limits of not less than $1,000,000 per accident, $1,000,000 disease-policy limit and $1,000,000 disease-each employee.

Commercial General Liability

Insurance providing coverage for bodily injury, property damage and personal/advertising injury with a combined single limit of not less than $1,000,000 per occurrence and $2,000,000 aggregate. The policy shall include contractual liability and any testing operations coverage.

a.                    Automobile Liability - Insurance for owned, non-owned and hired automobiles with a limit of not less than $1,000,000 per occurrence.

b.                    Excess liability - Insurance with a minimum limit of $10,000,000 per occurrence and annual aggregate.

c.                     Evidence and Scope of Insurance - Supplier shall provide Purchaser with a copy of insurance original certificates evidencing the insurance coverages required and shall provide replacement certificates of insurance within five (5) days of any renewal of the required insurance.

All such insurance policies shall:

(i) name Purchaser for their respective rights and interests in respect of the Project as additional insured (except in the case of worker’s compensation insurance);

(ii) provide Purchaser with 30 days’ prior written notice of non-renewal, cancellation of, or significant modification to, any of such policies (except that such notice period will be 10 days in case of non-payment of premiums); and

(iii) the insurance certificates provided to Purchaser shall indicate that the insurance policies have been endorsed as noted above. All

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policies shall be written by one or more insurance companies authorized to do business in USA and be rated BBB+ or higher by A.M. Best.

Term and Modification of Insurance

If the designated coverage, or relatively comparable coverage, are unavailable on reasonable commercial terms, Supplier will provide Purchaser detailed information as to the maximum amount of available coverage that it is able to purchase and will be required to obtain Purchaser’s consent as to the adequacy of said coverage under the circumstances at the time, which consent shall not be unreasonably withheld or delayed.

10.3.2 Purchaser Insurance.

Purchaser shall carry and maintain or cause to be carried and maintained, at all times during the Term of this Agreement, insurance coverage with limits as set forth in this Section.

Builder’s All Risk Insurance

At all times during construction, the Purchaser’s Project will be under a builder’s all risk insurance in an amount equal to the full replacement value of the Project for “all risks” of physical loss or damage including, but not limited to, coverage for earth movement, flood, windstorm, earthquake, sabotage, terrorism, riots, civil commotion, testing, boiler and machinery, transit and off-site storage. The policy may contain separate sub limits and deductibles subject to insurance company underwriting guidelines. Deductibles under the policy shall not exceed $100,000 per occurrence, except for deductibles for natural catastrophe peril, which shall not exceed five percent (5%) of the insured loss

Increased cost of working - the additional expenditure necessarily and reasonably incurred for the purpose of avoiding or reducing delay which, without such expenditure would have taken place.

Workers Compensation

Coverage shall comply with any statutory obligation imposed by Workers Compensation, Occupational Disease Laws, or similar laws, including where applicable, the United States Longshoremen’s and Harbor Workers’ Act, the Federal Employers’ Liability Act and the Jones Act. Employers’ Liability insurance shall have limits of not less than $1,000,000 per accident, $1,000,000 disease-policy limit and $1,000,000 disease-each employee.

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Commercial General Liability

Insurance providing coverage for bodily injury, property damage and personal/advertising injury with a combined single limit of not less than $1,000,000 per occurrence and $2,000,000 aggregate. The policy shall include contractual liability and any testing operations coverage.

a.    Automobile Liability - Insurance for owned, non-owned and hired automobiles with a limit of not less than $1,000,000 per occurrence.

b.    Excess liability - Insurance with a minimum limit of $10,000,000 per occurrence and annual aggregate.

c.    Evidence and Scope of Insurance

Purchaser shall provide Supplier with a copy of insurance original certificates evidencing the insurance coverages required and shall provide replacement certificates of insurance within five (5) days of any renewal of the required insurance.

All such insurance policies shall:

(i) name Supplier for their respective rights and interests in respect of the Project as additional insured (except in the case of worker’s compensation insurance);

(ii) provide Supplier with 30 days’ prior written notice of non-renewal, cancellation of, or significant modification to, any of such policies (except that such notice period will be 10 days in case of non-payment of premiums); and

(iii) The insurance certificates provided to Supplier shall indicate that the insurance policies have been endorsed as noted above. All policies shall be written by one or more insurance companies authorized to do business in USA and be rated BBB+ or higher by A.M. Best.

Term and Modification of Insurance

If the designated coverage, or relatively comparable coverage, are unavailable on reasonable commercial terms, Purchaser will provide Supplier detailed information as to the maximum amount of available coverage that it is able to purchase and will be required to obtain Supplier’s consent as to the adequacy of said coverage under the circumstances at the time, which consent shall not be unreasonably withheld or delayed.

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ARTICLE 11

REPRESENTATIONS AND WARRANTIES OF SUPPLIER

Supplier hereby represents and warrants to Purchaser as follows:

11.1      Due Organization; Good Standing. Supplier is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and qualified to conduct business in the states where it does business.

11.2      Due Authorization. The execution, delivery and performance of this Agreement by Supplier have been duly authorized by all necessary corporate action on the part of Supplier and do not and will not require the consent of any trustee or holder of any indebtedness or other obligation of Supplier or any other Party to any other agreement with Supplier.

11.3      Execution and Delivery. This Agreement has been duly executed and delivered by Supplier. This Agreement constitutes the legal, valid and binding obligation of Supplier, enforceable against Supplier in accordance with its terms, except to the extent that its enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally or by principles of equity.

11.4      Governmental Approvals. No governmental authorization, approval, order, license, permit, franchise or consent, and no registration, declaration or filing with any Governmental Authority is required on the part of Supplier in connection with the execution, delivery and performance of this Agreement, except those which have already been obtained or which Supplier anticipates will be timely obtained in the ordinary course of performance of this Agreement.

11.5      Supply Items; Services. The Supply Items and the SCADA System to be delivered hereunder shall be designed and fit for the purpose of generating electric power when operated in accordance with the Turbine Specifications, the OMS Manual, Prudent Electrical Industry Practices and Prudent Wind Industry Practices. The Supply Items and SCADA System shall be new and unused and shall be free from Defects and free from defects in title. The Services shall be performed in a competent, diligent manner in accordance with Prudent Wind Industry Practices, Supplier’s manufacturers’ written requirements and applicable Governmental Requirements.

ARTICLE 12

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser represents and warrants to Supplier as follows:

12.1      Due Organization; Good Standing; Qualified To Do Business. Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and qualified to conduct business in the states where it does business.

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12.2     Due Authorization. The execution, delivery and performance of this Agreement by Purchaser have been duly authorized by all necessary action on the part of Purchaser in accordance with Purchaser’s organizational documents and do not and will not require the consent of any trustee or holder of any indebtedness or other obligation of Purchaser or any other Party to any other agreement with Purchaser.

12.3     Execution and Delivery. This Agreement has been duly executed and delivered by Purchaser. This Agreement constitutes the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except to the extent that its enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally or by principles of equity.

12.4     Governmental Approvals. No governmental authorization, approval, order, license, permit, franchise or consent, and no registration, declaration or filing with any Governmental Authority is required on the part of Purchaser in connection with the execution, delivery and performance of this Agreement, except those which have already been obtained or which Purchaser anticipates will be timely obtained in the ordinary course of performance of this Agreement.

12.5     Project Site. On or prior to the date that Supplier is to provide any services relating to the Project at the Project Site, Purchaser shall have obtained the right and authority to have such work performed on the Project Site. To the knowledge of Purchaser, after the completion of reasonable due diligence on the Project Site, the Project Site is free of all hazardous or dangerous materials or substances. All information concerning the Project Site and the wind flow across the Project Site heretofore delivered to Supplier by Purchaser is true, complete and correct in all material respects.

ARTICLE 13

MUTUAL INDEMNITY

13.1     Mutual Indemnity. Each of Supplier and Purchaser agree to defend, indemnify and hold each other, and each other’s lenders, parent companies, Affiliates, officers, directors, agents and employees, harmless from and against any claims, losses, damages and liabilities (including, but not limited to, reasonable attorneys’ fees and court costs, but excluding consequential damages) on account of any claim by a third Party for bodily injury or property damage against the indemnified Party to the extent caused by the negligent act or omission, or willful misconduct of, or breach of this Agreement by, the indemnifying Party or the indemnifying Party’s employees, contractors, subcontractors or agents, in connection with the performance of their respective obligations under this Agreement.

ARTICLE 14

DEFAULT; CURE; REMEDIES

14.1     Default by Supplier. Supplier shall be in default under this Agreement should any one or more of the following events or conditions arise or exist:

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(i)     Supplier becomes insolvent, or generally does not pay its debts as they become due, or admits in writing its inability to pay its debts, or makes a general assignment for the benefit of creditors; or

(ii)    Insolvency, receivership, reorganization, or bankruptcy proceedings are commenced by or against Supplier and, in the case of any such involuntary proceeding, that is not dismissed or stayed within sixty (60) days after it is commenced; or

(iii)   Supplier fails, for any reason, other than failure of Purchaser to make payments to Supplier when obligated in accordance with this Agreement, to make any undisputed payments required to be made by Supplier to Purchaser, which failure continues for ten (10) Business Days after notice of such non-payment; or

(iv)    Supplier is in material default of any term or provision of this Agreement or has materially failed to perform its obligations under this Agreement, and such breach or failure continues for thirty (30) Business Days following receipt of written notice from Purchaser to cure such breach or failure; provided, however, if such failure cannot with due diligence be remedied by Supplier within such thirty (30) Business Days period, and Supplier shall have diligently prosecuted the remedying of such failure within such thirty (30) Business Days, such period shall be extended by such additional time period as may be reasonably required by Supplier to cure such failure.

14.2     Purchaser’s Remedies. In the event Supplier is in default pursuant to Section 14.1, and said default is not timely cured within the time periods set forth above, Purchaser, in addition to those rights and remedies that may be available to Purchaser at law or in equity, and subject to Section 9.2 of this Agreement, shall have the right to terminate this Agreement by written notice to Supplier; provided however, that amounts applicable to Supply Items delivered or services performed by Supplier through the date of termination of this Agreement shall be paid by Purchaser to Supplier.

14.3     Default by Purchaser. Purchaser shall be in default under this Agreement should any one or more of the following events or conditions arise or exist:

(i)      Purchaser or Guarantor becomes insolvent, or generally does not pay its debts as they become due, or admits in writing its inability to pay its debts, or makes a general assignment for the benefit of creditors; or

(ii)     Insolvency, receivership, reorganization or bankruptcy proceedings are commenced by or against Purchaser or Guarantor and, in the case of any such involuntary proceeding, that is not dismissed or stayed within sixty (60) days after it is commenced; or

(iii)    Purchaser fails to timely pay to Supplier any required payment under this Agreement when due, including failure to timely provide any Down Payment or any Progress Payment, which failure continues for ten (10) days after written notice of failure to make payment has been received by Purchaser from Supplier; or

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(iv)    Purchaser fails to perform any material term or provision of this Agreement, including failure to timely provide the Guaranty to Supplier, and such failure continues for thirty (30) Business Days following receipt of written notice from Supplier to cure such failure; provided, however, if such failure cannot with due diligence be remedied by Purchaser within such thirty (30) Business Day period, and Purchaser shall have diligently prosecuted the remedying of such failure within such thirty (30) Business Days, such period shall be extended by such additional time period as may be reasonably required by Purchaser to cure such failure; or

(v)     The revocation or other termination of the Guaranty by Guarantor, or the breach by Guarantor of any material term or provision of the Guaranty, including any payment obligation thereunder, which breach continues for a period often (10) days after written notice of such breach has been received by Guarantor from Supplier.

14.4       Supplier’s Remedies. In the event that Purchaser is in default pursuant to Section 14.3, and said default is not timely cured within the time periods set forth above, Supplier, in lieu of any rights and remedies that may be available to Supplier at law or in equity, shall have the right to terminate this Agreement by written notice to Purchaser, which termination shall be effective upon delivery of Supplier’s notice to Purchaser. Within three (3) Business Days of the effective date of such termination, Purchaser shall pay to Supplier the liquidated damages set forth on the termination schedule attached hereto as Exhibit G (“Termination Schedule”), which shall constitute Supplier’s exclusive remedy, and Supplier shall have no right to damages or compensation for such termination other than payment of the liquidated damages set forth on the Termination Schedule.

14.5       Cancellation Due to a Force Majeure Event. If Supplier is entirely prevented from performing its obligations hereunder for a period of one-hundred eighty (180) consecutive days as a result of the occurrence of a Force Majeure Event suffered by Supplier, then Supplier may cancel, without additional liability, any then remaining unperformed portion of this Agreement, upon not less than thirty (30) Business Days’ prior written notice to the Purchaser; provided, however, that nothing in this Section 14.5 shall relieve or excuse Supplier from its obligations under Article 7 of this Agreement in respect of the occurrence of a Force Majeure Event or relieve either Party from any payment obligation that has accrued as of the date of cancellation or prior thereto; provided further, however, that any payment obligations of Purchaser shall be reduced by the amount of funds received by Supplier, if any, in connection with the resale of any Turbines or Turbine components sold that are applicable to such payment obligations of Purchaser, and, if following such reduction, Purchaser is owed a refund of some portion of the Purchase Price from Supplier, Supplier shall refund to Purchaser the applicable amount of Purchase Price previously paid to Supplier within thirty (30) days of such termination.

14.6       Termination for Convenience. The Purchaser shall have the right to terminate this Agreement for convenience with respect to any Turbine until title to such Turbine has passed to Purchaser. Such termination shall be effective upon the later to occur of (i) delivery to Supplier of written notice of termination and (ii) receipt by Supplier of liquidated damages in the amount on a per Turbine basis with respect to such Turbine in accordance with the Termination Schedule attached to this Agreement as Exhibit G.

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14.7       Surviving Obligations. Cancellation or expiration of all or any portion of this Agreement (a) shall not relieve Purchaser of its obligations with respect to the confidentiality of Supplier’s proprietary information as set forth in Section 4.5 of this Agreement, or either Party of its confidentiality obligations as set forth in Section 16.9 of this Agreement, (b) shall not relieve either Party of any obligation hereunder which expressly or by implication survives termination hereof, and (c) except as otherwise provided in any provision of this Agreement expressly limiting the liability of either Party, shall not relieve either Purchaser or Supplier of any obligations or liabilities for loss or damage to the other Party arising out of or caused by acts or omissions of such Party prior to the effectiveness of such termination or arising out of such termination, and shall not relieve Supplier of its obligations as to portions of the items supplied or other services hereunder already supplied or performed or of obligations assumed by Supplier prior to the date of termination. This Article shall survive the termination or expiration of this Agreement.

ARTICLE 15

DISPUTE RESOLUTION

15.1     Procedure. In the event a dispute, controversy or claim (herein, a “dispute”) arises between Purchaser and Supplier relating to this Agreement, the aggrieved Party shall promptly provide written notification of the dispute to the other Party within ten (10) days after such dispute arises and the Parties shall resolve such dispute as provided herein:

15.1.1         Executives Meeting. A meeting shall be held between the Parties, attended by representatives of the Parties with decision-making authority regarding the dispute, to attempt in good faith to negotiate a resolution of the dispute. Such meeting shall be held in Carpinteria, California within thirty (30) days after a notice of dispute has been delivered under Section 15.1 above.

15.1.2         Independent Engineer’s Decision. If the dispute involves a technical issue, within ten (10) days after such meeting, the Parties have not resolved the dispute, either Party shall submit the dispute to the Independent Engineer for a non-binding determination, together with such information in support of their position as may be relevant, which information will simultaneously be sent to the other Party. The Independent Engineer may hold separate meetings with each Party or call a joint meeting of the Parties, to be held in Carpinteria, California. The Independent Engineer shall, within thirty (30) days after such request for a determination, issue a non-binding decision. Any Party which does not wish to comply with such decision shall promptly provide written notification of its intention to the other Party within five (5) days of such decision. The Parties shall meet in Chicago, Illinois within twenty (20) days of such notice to attempt, in good faith, to negotiate a final resolution to the dispute. Any Party which does not wish to comply with such decision shall within ten (10) days after the date of such meeting submit the dispute to arbitration within twenty (20) days after the date of such decision to arbitration in accordance with Section 15.1.3 below. The Parties shall share equally the costs of the Independent Engineer.

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15.1.3                   Arbitration.

(a)                      If the Parties are not successful in resolving a dispute, controversy or claim pursuant to Sections 15.1.1 and 15.1.2. above, then such dispute shall be resolved through binding arbitration to take place in Chicago, Illinois. The Parties agree to conduct all arbitration proceedings in accordance with the Commercial Arbitration Rules of the American Arbitration Association. This Section 15.1.3 is governed by the Federal Arbitration Act.

(b)                     A Party desiring to submit to arbitration any such dispute, controversy or claim shall furnish its demand for arbitration in writing to the other Party or Parties thereto, which demand shall contain a brief statement of the matter in controversy, as well as a list containing the names of three (3) suggested arbitrators from the list of arbitrators maintained by the American Arbitration Association (the “AAA List”) from which list, or from other sources, all of the Parties shall choose one (1) mutually acceptable arbitrator. If the Parties are unable to agree upon the identity of a single arbitrator, within ten (10) days from the receipt of such demand, the Purchaser and the Supplier shall each (collectively, the “Arbitrating Parties”), within a period of five (5) additional days, name from the AAA List one (1) arbitrator by written notice to the other Arbitrating Party or Parties. Within ten (10) days after this notice, the two (2) arbitrators so named shall choose a third arbitrator. If any Arbitrating Party fails to name an arbitrator within the specified five (5) day period or if the two arbitrators chosen by the Arbitrating Parties fail to select a third arbitrator within the ten (10) day period, then either Arbitrating Party, on behalf of and on notice to the other Arbitrating Party or Parties, may request appointment by the American Arbitration Association in accordance with its rules then prevailing of the required additional arbitrator or arbitrators so that there shall be a panel of three (3) arbitrators. If the American Arbitration Association should fail to appoint the necessary arbitrator or arbitrators within fifteen (15) days after such request is made, then either Arbitrating Party may apply, on notice to the other Arbitrating Party or Parties, to a court of competent jurisdiction for the appointment of such necessary additional arbitrators. Each of the arbitrator or arbitrators chosen or appointed pursuant to this Section 15.1.3(b) shall be a person having at least ten (10) years experience in the United States in the legal profession and shall not be a past or present officer, director or employee of, or have any material interest in, any Arbitrating Party or any Affiliate of an Arbitrating Party. All discovery, including the right to take depositions and interrogatories, shall be permitted in the time and manner provided by the then applicable Federal Rules of Civil Procedure. The Arbitrating Parties shall be entitled to reasonable discovery prior to the arbitration hearing, and the arbitrator or arbitrators, as the case may be, shall have the power upon application of any Arbitrating Party to make all appropriate orders for discovery from the other Arbitrating Party, including discovery of documents, responses to interrogatories, and depositions. The scope, time and manner of discovery, including all document discovery, are to be in accordance with the U.S. Federal Rules of Civil Procedure. Notwithstanding the foregoing, discovery allowed each of the Arbitrating Parties shall not exceed: (i) five (5) party depositions; (ii) three (3) nonparty depositions; (iii) three (3) depositions of any experts selected to give opinions in the arbitration (as well as the production of any documents relied upon by such experts); and (iv) fifteen (15) interrogatories (with each subpart counted as a separate interrogatory). Discovery shall not include requests for admissions. No deposition shall last more than two (2) days in length. Further, all discovery must, without exception, be completed within one hundred twenty (120) days from the date the

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arbitration panel is appointed. Any documents that are not produced to the other Arbitrating Party prior to the termination of this 120-day discovery period may not be offered into evidence at the arbitration hearing unless such production shall not prejudice the non-producing Arbitrating Party as determined by the arbitrator or arbitrators, as the case may be. Likewise, any witnesses who have not been produced for deposition, despite a request from the other side, may not testify or submit affidavits at the arbitration hearing.

(c)                        The arbitrator or arbitrators, as the case may be, shall render his, her or their decision, in the latter case upon the concurrence of at least two (2) of their number, as soon as possible but no later than thirty (30) days after the conclusion of any hearings before such arbitrator or arbitrators, as the case may be, unless such 30-day period is extended by the arbitrator or arbitrators, as the case may be. The decision and award shall in either case be in writing and counterpart copies of such decision shall be delivered to each of the Arbitrating Parties. Such decision shall be based solely upon the written arguments and contentions, evidence and legal authorities, submitted by each Arbitrating Party. In rendering such decision and award, the arbitrator shall not add to, subtract from or otherwise modify the provisions of this Agreement. Any award rendered shall be final and conclusive upon the parties and a judgment on any such award may be entered in any court having jurisdiction, state or federal, having jurisdiction. No arbitration proceeding shall be commenced after the date when institution of legal or equitable proceedings based upon such subject matter would be barred by the applicable statute of limitations. Notwithstanding anything to the contrary contained in this section or elsewhere in this Agreement, provisional injunctive or other provisional equitable relief may be sought by the parties without first submitting the subject dispute to arbitration so long as injunctive relief is otherwise warranted by applicable law.

15.2               Qualifications of Arbitrators: Expenses.

(a)                        The arbitrators in the arbitration proceeding provided for in this Article 15 shall be individuals experienced in the energy construction industry and competent to pass on the matter presented for arbitration.

(b)                       Supplier, on the one hand, and Purchaser, on the other, shall share equally the compensation and expenses of the arbitrators as well as all fees imposed by the AAA. Supplier and Purchaser shall be responsible for their own costs and legal fees, if any. Notwithstanding the foregoing, a majority of the arbitrators shall be empowered to award the prevailing Party its costs, expenses and/or legal fees.

15.3               Performance During Dispute. While any controversy, dispute or claim arising out of or relating to this Agreement is pending, Purchaser and Supplier shall continue to perform their obligations hereunder notwithstanding such controversy, dispute or claim.

15.4               Consolidation. No arbitration arising under this Agreement shall include, by consolidation, joinder or any other manner, any person or entity not a Party to this Agreement, unless (a) such person or entity is substantially involved in a common question of fact or law, (b) the presence of such person or entity is required if complete relief is to be accorded in the arbitration, and (c) such person or entity has consented to such inclusion.

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15.5               Language. All arbitration proceedings shall be conducted in the English language.

ARTICLE 16

GENERAL PROVISIONS

16.1               Waiver. No delay or omission by the Parties hereto in exercising any right or remedy provided for herein shall constitute a waiver of such right or remedy nor shall it be construed as a bar to or waiver of any such right or remedy on any future occasion.

16.2               Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the successors and permitted assigns of Supplier and Purchaser. Except as set forth herein, neither Supplier nor Purchaser may assign, convey or transfer this Agreement, in whole or in part, except upon the prior written consent of the other Party hereto, which consent shall not be unreasonably withheld, and any such purported transfer or assignment shall be null and void. Notwithstanding any permitted assignment hereunder, the assignor shall remain liable to the other Party for all duties and responsibilities hereunder unless affirmatively recited by the other Party.

16.3               Permitted Assignments. Notwithstanding Section 16.2 above, (i) either Party may transfer or assign its rights, benefits and obligations under this Agreement to an Affiliate; provided, that if requested by Purchaser, Supplier shall execute and deliver a guaranty of the performance hereunder by such an assignee, (ii) Purchaser may assign its rights, benefits and obligations under this Agreement to any purchaser of the Project; provided, that Purchaser may not transfer or assign this Agreement in whole or in part to a wind turbine design or manufacturing competitor of Supplier without the prior written consent of Supplier, which consent may be withheld in Supplier’s sole discretion and which may be conditioned upon the creditworthiness of the purchaser, (iii) Supplier is authorized to subcontract any portion of its duties under this Agreement to a third party or to delegate its obligations hereunder, in the ordinary course of its business, without reducing the scope of Supplier’s undertakings, obligations, and commitments to Purchaser, provided that Supplier agrees that it will not use any supplier for any Major Turbine Components not listed on Exhibit H without Purchaser’s advance written consent, such consent not to be unreasonably withheld, conditioned or delayed, and (iv) a Party, without the consent of the other Party, may assign its interest in this Agreement to a lender, collateral trustee, security trustee or similar entity as collateral security for any financing entered into by the assigning Party, including a lease financing. The non- assigning Party shall, upon fifteen (15) days’ prior written request from the assigning Party, execute a consent containing customary terms and conditions, to any such collateral assignment Further, notwithstanding Section 16.2 above, Purchaser shall have the right to assign no less than all of its rights, duties and obligations under the Turbine Supply Documents to any third party, subject to, and conditioned upon, the prior written consent of Supplier, which shall not be unreasonably withheld, conditioned, or delayed; provided however that any such assignment is conditioned upon the receipt of a guarantee for the benefit of Supplier of the performance of the contract obligations, including payment security, in a form acceptable to Supplier, in its sole and absolute discretion. Any such assignment to a third party also shall be subject to the following: (i) prior to the effectiveness of such assignment, the third party assignee shall agree to revisions to the Turbine Supply Documents as determined by Supplier to be reasonably necessary, to effect the purchase and installation of the Turbines by the third party assignee at a project site to be determined between Supplier and any such third party assignee, (ii) the third party assignee shall assume all of the duties, obligations,

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restrictions and covenants of Purchaser under the Turbine Supply Documents, as revised, (iii) any monies or other consideration received by, or otherwise payable to, Purchaser from the third party assignee in connection with such assignment, in excess of the Down Payment and any Progress Payments actually paid by Purchaser to Supplier, other than the reasonable actual documented expenses incurred by Purchaser in connection with the assignment of the Turbine Supply Documents to the third party, shall be paid to Supplier and (iv) Purchaser shall pay to Supplier all of Supplier’s costs associated with such assignment from Purchaser to the third party assignee, including but not limited to all of Supplier’s costs (including reasonable legal fees) incurred in connection with the revision of the Turbine Supply Documents, within thirty (30) days of receipt of an applicable invoice from Supplier.

16.4               Notices.

(a)                        Any notice required or authorized to be given hereunder or any other communications between the Parties provided for under the terms of this Agreement shall be in writing (unless otherwise provided) and shall be served personally or by reputable express courier service or by facsimile transmission addressed to the relevant Party at the address stated below or at any other address notified by that Party to the other as its address for service. Any notice so given personally shall be deemed to have been served on delivery, any notice so given by express courier service shall be deemed to have been served two (2) Business Days after the same shall have been delivered to the relevant courier, and any notice so given by facsimile transmission shall be deemed to have been served on dispatch. As proof of such service it shall be sufficient to produce a receipt showing personal service, the receipt of a reputable courier company showing the correct address of the addressee or an activity report of the sender’s facsimile machine showing the correct facsimile number of the Party on whom notice is served and the correct number of pages transmitted.

(b)                       The Parties’ addresses for service are:

To Purchaser:               UPC Wind Acquisition V, LLC

c/o UPC Wind Management, LLC

85 Wells Ave., Suite 305

Newton, MA 02459

Attn:                                                                                            General Counsel

Facsimile:     (617) 964-3342

Telephone:    (617) 964 3340

To Supplier:                  Clipper Turbine Works, Inc.

6305 Carpinteria Avenue, Suite 300

Carpinteria, California 93013

Attn:                General Counsel

Facsimile:     805.899.1115

Telephone:    805.690.3275

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with a copy to:                                                   Chadbourne & Parke LLP

300 South Grand Avenue, Suite 3300

Los Angeles, CA 90071

Attn:                    Edward W. Zaelke

Facsimile:    213.622.9865

Telephone:   213.892.1000

16.5               Governing Law. This Agreement and all matters arising hereunder or in connection herewith shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

16.6               Amendments. This Agreement may be modified or amended only by an instrument in writing signed by the Parties hereto.

16.7               Attachments Incorporated. The preamble and recitals of this Agreement, and the Exhibits attached hereto, are hereby incorporated into and made a part of this Agreement.

16.8               Entire Agreement. The terms and conditions set forth herein, together with those set forth on all Exhibits attached hereto, constitute the complete statement of the agreement between Supplier and Purchaser relating to the subject matter hereof. No prior statement or correspondence shall modify or affect the terms and conditions hereof. Prior representations, promises, warranties or statements by Supplier or Purchaser, or by any agent or employee of Supplier or Purchaser, that differ in any way from the terms and conditions hereof shall be given no effect.

16.9               Confidentiality. Each Party agrees to keep the terms and provisions of this Agreement and all materials and information that each receives pursuant hereto or in connection herewith or in connection with the Project in the strictest confidence and not to disclose any of the foregoing to any party other than the respective lenders, investors, attorneys, accountants, Affiliates, officers and directors of each Party or as such Party may be required by law, court order or in any litigation to disclose. This Section 16.9 shall survive the termination of this Agreement. Notwithstanding the foregoing, Supplier shall be entitled to announce by press release or other means that it has agreed to furnish the Turbines for the Project. The Parties agree that, with respect to press releases concerning the Project, they will endeavor to cooperate and share information with one another so that the Parties are identified, to the extent practicable in press releases regarding the Project. Supplier and Purchaser will each provide copies of all press releases issued regarding the Project to the other. Furthermore, the restrictions of this Section 16.9 shall not prohibit or restrict Supplier from using or disclosing the availability and performance data from the Project in connection with its sales, maintenance and other internal purposes; provided, however, that no specific reference shall be made to the Project in connection with the disclosure of such data.

16.10         Counterparts. This Agreement may be executed by the Parties in one or more counterparts, all of which taken together, shall constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes (and such signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes).

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16.11         English Language Documents. Any document, manual, certificate or notice required or authorized to be given hereunder for the operation of the Project shall be provided in the English language.

16.12         Severability. In case any provision in this Agreement is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be affected.

16.13         Headings. The headings and captions used in this Agreement are inserted for reference and convenience only and the same shall not limit or construe the sections, articles or paragraphs to which they apply or otherwise affect the interpretation thereof.

16.14         Agreement Revisions. Following the execution of this Agreement by the Parties, if either Party requests a change to the Agreement in order to (i) correct any inconsistency contained within the Agreement or among the Turbine Supply Documents or (ii) clarify any ambiguities in the Agreement to reflect the intent of the Parties, then the Parties agree to work in good faith to amend the language of the Agreement to conform to any such requested change.

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IN WITNESS WHEREOF, this Agreement has been executed and delivered by the duly authorized representatives of Purchaser and Supplier as of the date first written above.

CLIPPER TURBINE WORKS, INC., a Delaware corporation

By:	/s/ Robert Gates

Name:	Robert Gates

Title:	Sr. Vice Pres

UPC WIND ACQUISITION V, LLC, a Delaware limited liability company

By:	/s/ Paul Gaynor

Name:	Paul Gaynor

Title:	President

[Signature Page to Turbine
Supply Agreement]

APPENDIX I

DEFINITIONS

“Additional Cost Event” means (a) an Emergency, (b) a Force Majeure Event or an Operating Force Majeure Event, (c) damage caused by an act or omission of the Owner or a third party (other than an Affiliate, Subcontractor or other agents or designees of the Operator) which is required to be repaired in order for the Turbines to be operated and maintained in accordance with the standard set forth in this Agreement, or (d) the receipt by the Operator of a written request from the Owner for the Operator’s performance of Additional OMS Services.

“Affiliate” means, with respect to any Party, any Person or entity which, directly or indirectly, is in control of, or is controlled by, or is under common control with such Party or any Subsidiary of such Party. For the purposes of this definition, control of a Party shall mean the power, direct or indirect, (a) to vote in excess of fifty percent (50%) or more of the securities having ordinary voting power for the election of directors, (b) to direct or cause the direction of the management and policies of such Party, whether by contract or otherwise.

“After Tax Value” means an amount equal to the sum of any payment, credit or other original amount (the “Original Amount”) plus an amount that will cause the recipient to retain a sum equal to the Original Amount after federal income taxes at the highest marginal rate are or would be imposed on the After Tax Value.

“Agreement” means the Supply Agreement, the Warranty Agreement or the OMS Agreement, as the context requires.

“Ancillary Parts and Equipment” means those ancillary parts, materials and equipment listed in Exhibit A to the Supply Agreement, which are typically required, together with the Major Turbine Components, to form a Turbine.

“Annual Windsystem Availability” or “AWA” has the meaning given in Exhibit A to the Warranty Agreement.

“Availability” has the meaning given in Exhibit A to the Warranty Agreement.

“Available Hours” has the meaning given in Exhibit A to the Warranty Agreement.

“Average Nominal Measured Energy” or “ANME” has the meaning given in Exhibit C to the Warranty Agreement.

“AWA Period Revenue” shall have the meaning given in Exhibit A to the Warranty Agreement.

“Base Hours” has the meaning given in Exhibit A to the Warranty Agreement.

“Business Days” means Monday through Friday of each week, except holidays in which commercial banks in the United States are required or permitted to close.

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“Change in Law” means, after the date hereof, the enactment, modification or repeal or any Governmental Requirements, or any change in the interpretation of any Governmental Requirements by any Governmental Authority or court of law, that materially affects Supplier’s schedule for performing any of its obligations hereunder; provided a change in applicable tax law shall not constitute a “Change in Law” hereunder.

“Commencement Date” means the date upon which the Supplier shall have timely received the entirety of (a) the Down Payment, (b) the Parent Guaranty, and such other fees as may be applicable.

“Commissioning” or “Commissioning Work” means the installation inspection, field commissioning and acceptance testing, and controller power-up test, and start-up work to be conducted by Supplier under the Supply Agreement, for each Turbine, in accordance with the Commissioning and Start-Up Procedures.

“Commissioning and Start-Up Procedures” means the field commissioning and acceptable testing and start-up test and inspection procedures set forth on Exhibit O of the Supply Agreement.

“Commissioning Certificate” means a certificate issued by Supplier to Purchaser, in the form attached as Exhibit M to the Supply Agreement, following completion of Commissioning of each Turbine.

“Complete” or “Completion” shall mean, with respect to any Turbine, that (i) all Turbine Components have been delivered to the Project Site and installed in accordance with the Installation Procedures, (ii) Purchaser has completed the necessary terminations and connections of the collection lines and the SCADA communication lines into the controller in the base of the Turbine Tower using the collection lines and SCADA communication lines supplied by Purchaser, and (iii) the Turbine has been Commissioned.

“Completion Schedule” shall mean the schedule for the completion by Supplier and Purchaser, as applicable, of Turbine installation and Commissioning as set forth in Exhibit T to the Supply Agreement.

“CPI” shall mean the Consumer Price Index for the United States City Average, All Urban Consumers (CPI-U), All Items (base index year 1982-1984=100), as published by the United States Department of Labor, Bureau of Labor Statistics.

“Default Rate” means a per annum rate of interest equal to the lesser of (a) the maximum rate permitted by law and (b) twelve percent (12%) per annum.

“Defect” means a defect in any part or component of a Turbine covered under the Standard Warranty that causes such part or component to fail during the Warranty Period. A component is deemed to have “failed” only when it either (i) breaks, or (ii) ceases to perform the operation for which it was designed, intended or installed; provided, however, that normal wear and tear shall not constitute failure.

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“Delivery” or “Delivered” means when a Supply Item is made available by Supplier for pickup by Purchaser at its respective Designated Delivery Location, provided however, that Purchaser may not take custody and control of the said Supply Item until the applicable Progress Payment has been made by Purchaser and received by Supplier.

“Delivery Schedule” shall mean the schedule as set forth in Exhibit L to the Supply Agreement for the Delivery by Supplier of the Supply Items to the Designated Delivery Locations.

“Designated Delivery Location” shall have the meaning given in Section 5.4 of the Supply Agreement.

“Down Payment” shall have the meaning given in Section 3.1 of the Supply Agreement.

“Down Payment Date” shall have the meaning given in Section 3.1 of the Supply Agreement.

“Effective Date” shall mean the date of the Supply Agreement.

“Electrical Infrastructure” means the pad mounted transformers, feeder lines, high voltage feeder lines, switches and all other related facilities owned by Purchaser through which the electrical power generated by the Turbine is transferred from the point of connection at the Turbine Controller to the Interconnection Facilities.

“Emergency” means an event occurring at the Project Site, or the Maintenance and Spare Parts Facility or any adjoining property that poses actual or imminent risk of serious personal injury or material physical damage to the Project, or parts thereof, requiring immediate preventative or remedial action.

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, environmental release or threatened environmental release of any Hazardous Substance or to health and safety matters, including the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. §§ 9601 et seq.; the Resource Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C. §§ 6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. §§ 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. §§ 2601 et seq.; the Clean Air Act, 42 U.S.C. §§ 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. §§ 3803 et seq.; the Oil Pollution Act of 1990,33 U.S.C. §§ 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001 et seq.; the Hazardous Material Transportation Act, 49 U.S.C. §§ 1801 et seq. and the Occupational Safety and Health Act, 29 U.S.C. §§ 651 et seq.; and any state and local counterparts or equivalents, in each case as amended from time to time.

“EPC Contract” means that certain agreement(s), if any, by and between Purchaser and EPC Contractors), for the erection of the Turbine and the design, supply, construction, installation and commissioning of (i) crane pads, laydown areas, temporary construction roads

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and storage yards, (ii) permanent roads, Turbine foundations and transformer foundations, (iii) the Electrical Infrastructure, (iv) the SCADA System, including communication lines, (v) any control and operation and maintenance buildings and facilities (vi) and other civil and electrical elements and other work for the Project.

“EPC Contractor(s)” means such person or entity selected by Purchaser as principal contractor for performing work under the EPC Contract.

“Escrow Agent” means such party as agreed upon by Supplier and Purchaser to serve as the escrow agent.

“FAA” means the Federal Aviation Administration.

“Final Assembly Work” shall mean the final assembly work for the completion of Turbine component assembly, as set forth in Exhibit P to the Supply Agreement, prior to the installation of the Turbine.

“Financing Documents” means the financing agreement, by and among the Purchaser or one of its Affiliates, and the lenders or other financial institutions from time to time party thereto by which the Purchaser or one of its Affiliates intends to raise capital to finance the construction of the Project.

“Force Majeure Event” means any event beyond the reasonable control of the Party affected which materially affects its performance hereunder, including, without limitation: war, hostilities, insurrection, riot, vandalism or other public disorder or civil disturbance; terrorism; perils at sea, acts of God, fire, hurricanes, tornadoes (including tornado watches or warnings for the Project Site issued by the National Weather Service), mudslides, hail, earthquakes, lightning, other extreme weather conditions, and, during Commissioning or repairs, wind in excess of fifteen (15) meters per second or that would make necessary lifting unsafe, but only for so long as such winds persist; expropriation or confiscation; strikes, lockouts or other labor disputes; perils at sea; or unforeseen delays in transportation or shipping, including with respect to roadways, harbors, ports and other transportation and shipping infrastructure; any Change in Law; or damage to any part of Supplier’s factories or assembly plants, or the factories or assembly plants of its Subcontractors. Force Majeure Events shall include those Force Majeure Events experienced by any of Supplier’s Subcontractors in circumstances where Supplier is not able to reasonably reallocate the work of that Subcontractor to an alternative vendor.

“Germanischer Lloyd” means Germanischer Lloyd Windenergie GMBH.

“Germanischer Lloyd Turbine Certification”, “GL Certificate” or “GL Certified” means a certification of the Turbine to be issued by Germanischer Lloyd.

“Governmental Authority” means the government or any federal, state, municipal or other political subdivision in which the Project is located, or any other governmental or political subdivision thereof exercising jurisdiction over the Project or, with respect to their rights and obligations hereunder or, with respect to the Project, the Parties, including all agencies and instrumentalities of such governments and political subdivisions.

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“Governmental Requirements” means all laws, statutes, codes, rules, regulations, orders, and decrees of any Governmental Authority in effect on the date hereof, including all authorizations, consents, registrations, exemptions, Permits and licenses with or from any Governmental Authority, applicable to the Project or, with respect to their rights and obligations hereunder or with respect to the Project, the Parties.

“Guarantor” means UPC Wind Partners, LLC as guarantor under that certain Guaranty to be entered into between Supplier and UPC Wind Partners, LLC.

“Hazardous Substances” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Independent Engineer” means Garrad Hassan, Germanischer Lloyd, the National Renewable Energy Laboratory, or Global Energy Concepts, or such other independent engineer as mutually agreed.

“Installation Procedures” means the procedures for the proper (i) assembly, erection and installation of the Towers on the Turbine foundations supplied by Purchaser, (ii) grouting of the Turbines to the Tower foundations and tightening of all bolts using the appropriate torque; (iii) assembly, erection and installation of the Turbine Nacelles and Turbine Blades upon the Towers as specified in the Turbine Specifications, Prudent Wind Industry Practices and Prudent Electrical Industry Practices; (iv) installation and testing of the Turbine electrical cables, communication cables, and control panels within the Turbine, and (v) connection of the cables from each Turbine Nacelle to the main circuit breaker within the ground controllers, all in accordance with the Turbine Installation Manual.

“Installation Work” means the work required pursuant to the Installation Procedures to assemble, erect and install the Turbines.

“Intellectual Property Rights” means and refers to all patents, copyrights, trademarks, service marks, trade secrets and all similar and related intellectual property rights protected under any statutes, laws, codes, rules or regulations and any licenses and other rights obtained by Supplier or its Affiliates from third parties.

“Interconnection Facilities” means all the land rights, materials, equipment and facilities to be installed by Purchaser for the purpose of interconnecting the Turbines to the Project’s substation so as to permit the delivery of electrical energy generated by the Turbines to the interconnection point within the Project’s substation, which shall include, but shall not be limited to, electrical interconnection, switching, metering, relaying, communication and safety equipment.

“Lenders” shall mean those lenders providing financing for the Project.

“Maintenance and Spare Parts Facility” means the location from which Operator will perform the OMS Services.

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“Major Turbine Components” means the Turbine Nacelle, Turbine Controller, Turbine hub, Turbine Blades and Tower for each Turbine, as such items are more particularly described in the Turbine Specifications.

*****

“Nominal Expected Energy” or “NEE” has the meaning given in Exhibit C of the Warranty Agreement.

“Nominal Measured Energy” or “NME” has the meaning given in Exhibit C of the Warranty Agreement.

“OMS Agreement” means that certain Operation and Maintenance Service Agreement, executed or to be executed between Supplier (or an Affiliate of Supplier) and Purchaser (or an Affiliate of Purchaser) of even date herewith, pursuant to which Supplier (or an Affiliate of Supplier) will operate, maintain and service the Turbines.

“OMS Manual” means the detailed operations, and maintenance service manual for the Turbines supplied to Purchaser by Supplier, together with any future updates and supplements thereto provided by Supplier.

“Operating Force Majeure Events” means any event beyond the reasonable control of Supplier or Operator, as applicable, including, without limitation, (i) war, hostilities, insurrection, riot, vandalism or other public disorder or civil disturbance; acts of God, fires, hurricanes, thunder storms (including thunder storm watches or warnings declared for the area including the Project Site by the National Weather Service), tornadoes (including tornado watches or warnings declared for the area including the Project Site by the National Weather Service), mudslides, hail, earthquakes, lightning (including lightning blade strikes), or explosions; expropriation or confiscation, strikes, lockouts or other labor disputes, a Change in Law; epidemic or quarantine; damage or obstruction to any part of the Project caused by persons other than Supplier, its Affiliates or their respective Subcontractors; a condition at the Site that would not reasonably have been discovered by a project supplier comparable in experience to Supplier conducting a competent and diligent visual inspection, (ii) wind velocity at a constant speed or in gusts such that a reasonably prudent professional qualified operator engaged in the business of performing routine maintenance on wind energy generation facilities comparable to the Project owned by it, acting for the advancement and protection of its own economic interests, would not make the required repair at such time due to risks to persons or property, (iii) with respect to the Turbines, any conditions at the Project Site that are either outside the operating parameters or standards for an IEC Class IIB wind turbine, as published as of the Effective Date by the IEC, or outside the operating parameters or standards for the Turbine, as set forth in the Turbine Specifications, which operating parameters or standards may include, without limitation, conditions involving ambient temperatures or wind speed and/or turbulence at the air density at the Project Site, (iv) delays caused by inclement weather within the vicinity of the Project Site and affecting the operation of the Project to the extent that such inclement weather is materially greater than that normally experienced for the time of year and locality and (v) unavailability of the grid for any reason not caused by Supplier. The failure to provide Interconnection Facilities

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that are energized and operational in a manner that will permit the transmission and sale of power from a Turbine and related Electrical Infrastructure shall be deemed an Operating Force Majeure Event with respect to such Turbine until such time as the Interconnection Facilities are provided and sufficiently operational with respect to each such Turbine.

“Operator” shall mean the person or entity hired by Project Manager to operate the Project pursuant to the OMS Agreement.

“Party” and “Parties” has the meaning given in the Preamble to the Supply Agreement.

“Permit” means any valid waiver, exemption, variance, franchise, permit, authorization, license or similar order, of or from any federal, state, county, municipal, local, regional, or other governmental body, instrumentality, agency, authority, court or other body having jurisdiction over the matter in question.

“Power Curve” means the energy values produced by the Turbines at the various wind speed bands set forth in Exhibit C-2 of the Warranty Agreement.

“Power Curve Warranty Buydown” means any payment made pursuant to Section 3.3(c) of the Warranty Agreement.

“Progress Payment” shall have the meaning given in Section 3.3 of the Supply Agreement.

“Project” has the meaning given in the Recitals of the Supply Agreement.

“Project Completion” shall occur upon the Completion of the Turbines.

“Project Completion Certificate” shall mean a certificate, in the form attached as Exhibit N to the Supply Agreement, delivered by Supplier to Purchaser following Completion of Commissioning of the Turbines.

“Project Site” means the site described in Exhibit O of the Supply Agreement.

“Proven Power Curve Percentage” or “PPCP” shall have the meaning given in Exhibit B to the Warranty Agreement.

“Prudent Electrical Industry Practices” means those practices, methods, standards and acts (including those engaged in or approved by a significant portion of the power industry for similar facilities in the United States) that at a particular time in the exercise of good judgment would have been expected to comply with Governmental Requirements, and to promote safety, environmental protection, economy and expedition.

“Prudent Wind Industry Practices” means standards and practices that are widely accepted by the wind energy industry for wind projects of this size and that are prudently applied and reasonably anticipated and intended to maximize output and productivity of the Turbines, consistent with their intended design lives.

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“PTC Benefits” means the tax credits that Purchaser may be eligible to claim for the production of renewable energy by the Project in accordance with Section 45 of the United States Internal Revenue Code, as in effect as of the date of this Agreement.

“Purchaser” includes the named Purchaser identified in the Preamble to the Supply Agreement and its successors and permitted assigns.

“Purchaser Permits” mean all Permits required in connection with the development, construction, ownership and operation of the Project, other than the Supplier Permits.

“SCADA System” means a supervisory control and data acquisition system, including a central computer and related software, whether supplied and installed by Supplier or by a third party, as more particularly described in the SCADA System Specifications.

“SCADA System Installation Manual” means the manual attached to the Supply Agreement as Exhibit V.

“SCADA System Specifications” means those specifications set forth on Exhibit U to the Supply Agreement, pertaining to the SCADA System.

“Services” shall mean the Commissioning Work.

“Site Agreements” means any agreement between Purchaser, Project Manager, Supplier or Operator, and any third party, with respect to the operation or maintenance of the Project.

“Subcontractors” means such subcontractors, consultants or suppliers which in the Supplier’s reasonable judgment may be necessary to complete Supplier’s duties and obligations under the Supply Agreement.

“Supplier” includes the named Supplier identified in the Preamble to the Supply Agreement and its successors and permitted assigns.

“Supplier Permits” means the Supplier Permits listed on Exhibit R to the Supply Agreement.

“Supply Agreement” means the Turbine Supply Agreement dated as of December 31, 2007 by and between Supplier and Purchaser and any amendments thereto.

“Supply Items” means, collectively, the Major Turbine Components and Ancillary Parts and Equipment.

“Supply Obligations” means Supplier’s obligations under the Supply Agreement to (i) supply Purchaser the Supply Items and (ii) provide Purchaser certain services in connection with the Supply Items, including (a) supplying, packing, shipping and Delivering all Supply Items to their Designated Delivery Locations; (b) at Purchaser’s request, providing a technical adviser to be present at the Project Site during Turbine Installation; and (c) performing the Commissioning Work.

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“Testing Engineer” means Garrad Hassan Germanischer Lloyd, the National Renewable Energy Laboratory, or Global Energy Concepts, or such other independent engineer as mutually agreed.

“Tower” means each 77.4 meter steel tubular tower component of a Turbine having a hub height of approximately eighty meters (80 m) (measured from the base of such tower to the center of the Turbine hub) upon which a Turbine Nacelle shall be mounted, including all ladders, platforms, internal lighting, safety equipment, and all parts and assemblies necessary for a complete turbine tower, all as further described in the Turbine Specifications.

“Tower Foundation Requirements” means Supplier’s requirements for the foundation upon which the Towers are to be erected (which shall specify foundation loads, bolt configuration, cable configuration and grounding requirements).

“Transferee Agreement and Acknowledgement” means the Agreement and Acknowledgement executed by Owner and delivered to Supplier in the form attached hereto as Exhibit K to this Agreement.

“Transmission Facilities” mean the underground and/or overhead distribution, collection and transmission lines; underground and/or overhead control, communications and radio relay systems and telecommunications equipment; energy storage facilities; interconnection and/or switching facilities, circuit breakers, transformers; cables, wires, fiber, conduit, footings, foundations, towers, poles, crossarms, guy lines and anchors, and any related or associated improvements, fixtures, facilities, appliances, machinery and equipment.

“Turbine” has the meaning given in the Recitals to the Supply Agreement.

“Turbine Blade” means a turbine blade component of a Turbine (each Turbine shall have three (3) Turbine Blades).

“Turbine Component Storage Requirements” means Supplier’s standard requirements for storage and maintenance of Turbine Components pending installation.

“Turbine Controller” means the circuit breaker and controller equipment for each Turbine as further described in the Turbine Specifications.

“Turbine Installation Manual” means Supplier’s detailed manual for the Installation Work.

“Turbine Nacelle” means the turbine nacelle component of a Turbine, including gearbox, generators, blade pitch controls, brakes, hydraulic systems, lightning protection system, and nacelle yaw controls, and associated control and ancillary equipment.

“Turbine Specifications” means those specifications set forth in Exhibit S to the Supply Agreement pertaining to the Turbines.

“Turbine Supply Documents” means, collectively, the Supply Agreement, the Warranty Agreement, the OMS Agreement and all other agreements, documents or other instrument

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executed and delivered by the Parties hereto in connection with the supply, installation (if applicable) and maintenance of the Turbines.

“Warranted Power Curve Percentage” or “WPCP” has the meaning given in Exhibit B to the Warranty Agreement.

“Warranties” means the Standard Warranty, the Availability Warranty, the Power Curve Warranty, the Sound Warranty, and the IP Warranty given hereunder.

“Warranty Agreement” means that certain warranty agreement by and between Supplier and Purchaser of even date herewith, pursuant to which Supplier makes certain covenants and warranties to Purchaser with respect to the Major Turbine Components supplied pursuant to this Agreement.

“Warranty Period Year” means, for the Turbines, the period beginning on the earlier of (a) the date of Project Completion, or (b) six (6) months after the last Major Turbine Component is Delivered to Purchaser, and ending exactly twelve (12) months thereafter, and each of the following four (4) twelve (12) month periods thereafter; provided, however that the last of such periods shall not extend beyond the end of the Warranty Period.

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[2011 TSA]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT. THE REDACTIONS ARE INDICATED WITH FIVE ASTERISKS (“*****”).  A COMPLETE VERSION OF THIS AGREEMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Execution Copy

TURBINE SUPPLY AGREEMENT

BY AND BETWEEN

UPC WIND ACQUISITION V, LLC

AND

CLIPPER TURBINE WORKS, INC.

ARTICLE 1	DEFINITIONS AND RULES OF INTERPRETATION	1
1.1	Definitions	1
1.2	Rules of Interpretation	1

ARTICLE 2	SUPPLY AND OTHER OBLIGATIONS OF SUPPLIER	2
2.1	Supply and Commissioning Obligations	2
2.2	Permits; Governmental Requirements	3
2.3	Purchaser’s Right to Inspect	3
2.4	Subcontractors	3
2.5	Safety	4
2.6	Independent Contractor	4

ARTICLE 3	PURCHASE PRICE AND PAYMENT	4
3.1	Purchase Price	4
3.2	Taxes	4
3.3	Progress Payments	5
3.4	Punch List Retainage	6
3.5	Purchaser’s Credit Support	6
3.6	Warranty Agreement	6
3.7	Operations and Maintenance Service Agreement	6

ARTICLE 4	DUTIES AND OBLIGATIONS OF PURCHASER	6
4.1	Purchaser’s Obligations	6
4.2	Cooperation with Supplier; Purchaser’s Representative	7
4.3	Permits; Governmental Requirements	8
4.4	Safety	8
4.5	Intellectual Property Rights: Licenses and Obligations	8
4.6	Transfer	10
4.7	Access to Information	10

ARTICLE 5	COMMENCEMENT, DELIVERY AND SHIPMENT	10
5.1	Commencement.	10
5.2	Shipping Arrangements	10
5.3	Delivery Schedule	10
5.4	Designated Delivery Locations	11
5.5	Delay Delivery Damages	11

ARTICLE 6	FINAL ASSEMBLY WORK, INSTALLATION WORK, COMMISSIONING WORK AND PROJECT COMPLETION	12
6.1	Final Assembly Work and Turbine Installation	12
6.2	Commissioning	12
6.3	Project Completion	13
6.4	Purchaser Delays	13

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(continued)

ARTICLE 7	FORCE MAJEURE EVENTS	13
7.1	Excused Performance	13

ARTICLE 8	CHANGE ORDERS	14
8.1	Change Order	14
8.2	Change Order Process	14
8.3	No Change	14
8.4	Scope Changes Caused by a Force Majeure Event	14
8.5	Scope Changes Caused by Events within the Control of Purchaser	15

ARTICLE 9	LIMITATION OF LIABILITY	15
9.1	Supplier Not Responsible for Purchaser’s Work	15
9.2	Overall Limitation of Liability	15
9.3	Consequential Damages	15

ARTICLE 10	TITLE AND RISK OF LOSS; INSURANCE	16
10.1	Title to Supply Items	16
10.2	Risk of Loss	16
10.3	Insurance	16

ARTICLE 11	REPRESENTATIONS AND WARRANTIES OF SUPPLIER	20
11.1	Due Organization; Good Standing	20
11.2	Due Authorization	20
11.3	Execution and Delivery	20
11.4	Governmental Approvals	20
11.5	Supply Items; Services	20

ARTICLE 12	REPRESENTATIONS AND WARRANTIES OF PURCHASER	20
12.1	Due Organization; Good Standing; Qualified To Do Business	20
12.2	Due Authorization	21
12.3	Execution and Delivery	21
12.4	Government Approvals	21
12.5	Project Site	21

ARTICLE 13	MUTUAL INDEMNITY	21
13.1	Mutual Indemnity	21

ARTICLE 14	DEFAULT; CURE; REMEDIES	21
14.1	Default by Supplier	21
14.2	Purchaser’s Remedies	22
14.3	Default by Purchaser	22
14.4	Supplier’s Remedies	23
14.5	Cancellation Due to a force Majeure Event	23
14.6	Termination *****	23
14.7	Surviving Obligation	24

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(continued)

ARTICLE 15	DISPUTE RESOLUTION	24
15.1	Procedure	24
15.2	Qualifications of Arbitrators; Expenses	26
15.3	Performance During Dispute	27
15.4	Consolidation	27
15.5	Language	27

ARTICLE 16	GENERAL PROVISIONS	27
16.1	Waiver	27
16.2	Successors and Assigns	27
16.3	Permitted Assignments	27
16.4	Notices	28
16.5	Governing Law	29
16.6	Amendments	29
16.7	Attachments Incorporated	29
16.8	Entire Agreement	29
16.9	Confidentiality	29
16.10	Counterparts	30
16.11	English Language Documents	30
16.12	Severability	30
16.13	Headings	30
16.14	Agreement Revisions	30

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Exhibits

Appendix I	Definitions
Exhibit A	Ancillary Parts and Equipment
Exhibit B	Payment Schedule
Exhibit C	Spare Parts
Exhibit D	Turbine Installation Manual
Exhibit E	Foundation Loads Document
Exhibit F	Turbine Component Storage Requirements
Exhibit G	Termination Schedule
Exhibit H	Supplier’s Major Turbine Component Suppliers
Exhibit I	Supplier Account
Exhibit J	Guaranty
Exhibit K	Transferee Agreement and Acknowledgment
Exhibit L	Delivery Schedule
Exhibit M	Commissioning Certificate
Exhibit N	Project Completion Certificate
Exhibit O	Commissioning and Start-Up Procedures
Exhibit P	Final Assembly Work
Exhibit Q	Project Site
Exhibit R	Supplier Permits
Exhibit S	Turbine Specifications
Exhibit T	Completion Schedule
Exhibit U	SCADA System Specifications
Exhibit V	SCADA System Installation Manual

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TURBINE SUPPLY AGREEMENT

THIS TURBINE SUPPLY AGREEMENT (the “Agreement” or the “Supply Agreement”) is made and entered into and effective as of December 31,2007 by and between CLIPPER TURBINE WORKS, INC., a Delaware corporation (“Supplier”), and UPC WIND ACQUISITION V, LLC, a Delaware limited liability company with a place of business c/o UPC Wind Management, LLC, 85 Wells Ave., Suite 305, Newton, MA 02459 (“Purchaser”). Supplier and Purchaser are sometimes referred to, individually, as a “Party” or, collectively, as the “Parties”.

RECITALS

WHEREAS, Purchaser desires to purchase, and Supplier desires to sell forty (40) Clipper Windpower 2.5 MW “C-96” series wind turbine generators (each a ‘Turbine” and collectively, the “Turbines”), each consisting of the Major Turbine Components and Ancillary Parts and Equipment (as set forth in Exhibit A hereto). Additionally, Purchaser, in connection with its purchase of the Turbines, desires to purchase and Supplier desires to provide the Commissioning Work (as defined in Appendix I hereto), all on the terms and subject to the conditions set forth herein.

WHEREAS, Purchaser shall incorporate the Turbines into a single 100 MW wind power project being developed by Purchaser to be located in the continental United States (the “Project”).

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Supplier and Purchaser, intending to be legally bound, hereby agree as follows:

AGREEMENT

ARTICLE 1

DEFINITIONS AND RULES OF INTERPRETATION

1.1          Definitions. For purposes of the Turbine Supply Documents and all schedules, exhibits and attachments thereto, and in addition to the definitions elsewhere in this Agreement and the other Turbine Supply Documents, the terms listed in Appendix I hereto shall have the respective meanings assigned to such terms in Appendix I hereto, which is incorporated herein and made a part hereof.

1.2          Rules of Interpretation. In this Agreement: (a) references to Sections and to Exhibits are, unless otherwise indicated, to Sections of and Exhibits to this Agreement; (b) the headings to Sections and Articles of this Agreement are for ease of reference only and shall not in any way affect its construction or interpretation; (c) the masculine gender shall include the feminine and neuter and the singular number shall include the plural, and vice versa, and references to persons shall include individuals, bodies corporate, unincorporated associations, companies and partnerships; and

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(d) references to Parties in this Agreement shall be deemed to include references to their successors and permitted assigns.

ARTICLE 2

SUPPLY AND OTHER OBLIGATIONS OF SUPPLIER

2.1                    Supply and Commissioning Obligations. Purchaser hereby agrees to purchase and, subject to the terms and provisions hereof, Supplier agrees to supply and Deliver as provided in Subsections (a) and (b) below, the Supply Items and related Services for the Turbines. With respect to the Supply Items and related Services, following Purchaser’s submittal to Supplier of the Down Payment, and subject to the compliance by Purchaser with the terms hereof, Supplier agrees to do the following respecting the Supply Items and Services:

(a)      supply, pack, and Deliver, in accordance with wind industry practice and commercially reasonable shipping carrier requirements and in an economic manner consistent with wind industry practices, all Supply Items, the SCADA System and all related components and parts (other than foundations, foundation bolts, pad mount transformers and collection lines, communication lines and related equipment to be supplied by Purchaser) necessary to install and commission wind turbine generators in the quantity set forth above that are capable of performing to the Turbine Specifications (the “Supply Obligations”);

(b)      perform the Commissioning Work, as described in Section 6.2 below.

2.1.1                              Failure to Timely Deliver Down Payment. If Purchaser fails to deliver to Supplier the Down Payment on or before the Down Payment Date, then Purchaser’s right to purchase and Supplier’s obligation to sell and Deliver the Supply Items and related Services shall terminate at the option of Supplier and be of no further force or effect, provided that Supplier shall first give Purchaser five (5) days written notice to afford Purchaser the opportunity to correct its performance.

2.1.2                         Spare Parts.

(a)      During the Warranty Period, Supplier shall maintain an inventory of spare parts at such location and consisting of such spare parts as Supplier, in its sole discretion, shall determine necessary for the timely operation and maintenance of the Turbines during the Warranty Period (the “Necessary Spare Parts Inventory”). The list of spare parts proposed by Supplier is attached hereto as Exhibit C. It is the intention of the parties that the Necessary Spare Parts Inventory be used and maintained during the Warranty Period in order for Supplier to fulfill its obligations under the OMS Agreement and the Warranty Agreement.

(b)      Purchaser may purchase such additional spare parts, at Purchaser’s sole expense, and maintain such additional spare parts on the Project Site, at Purchaser’s sole expense; provided that such spare parts are available from Supplier without unreasonably impacting Supplier’s production of turbines.

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(c)                      Within six (6) months of the date of final payment by Purchaser to Supplier of the Purchase Price, Supplier shall place into escrow with an escrow agent to be agreed upon between the parties, subject to an escrow agreement to be agreed between the parties, drawings (the “Spare Parts Drawings”) necessary for Purchaser to make or have made any spare parts for the Turbines whose manufacture are subject to intellectual property rights of Supplier. Pursuant to the terms of the agreed upon escrow agreement, Purchaser shall be provided access to the Spare Parts Drawings only if and when Supplier is unable to provide necessary spare parts for the Turbines to Purchaser due to a default under Section 14.1(i), (ii), (iii) or (iv) under this Agreement.

2.1.3                              SCADA System. Purchaser shall purchase the SCADA System from Supplier (exclusive of any fiber optic lines or other communication lines) for an amount equal to ***** Dollars ($*****) as may be adjusted by CCI as further described in Exhibit B. The price of the SCADA System is included in the Purchase Price.

2.1.4                              [Intentionally Left Blank].

2.1.5                              Other Items. Supplier has provided Purchaser with: the Turbine Installation Manual, a copy of which is set forth on Exhibit D; the Foundation Loads Document, a copy of which is set forth on Exhibit E; and the Turbine Component Storage Requirements, a copy of which is set forth on Exhibit F. No later than ten (10) days prior to the anticipated Commissioning of the first Turbine, Supplier shall provide to Purchaser the OMS Manual. Concurrently with the execution of this Agreement, Supplier and Purchaser shall deliver to the other Party the Warranty Agreement and the OMS Agreement, duly executed by each Party. At Purchaser’s request and at Purchaser’s cost, within twelve (12) months of Commissioning of the last Turbine, Supplier shall provide to Purchaser a location specific site suitability certificate from Germanischer Lloyd.

2.2            Permits; Governmental Requirements. Supplier shall secure and pay for all Supplier Permits required for the Delivery of the Supply Items to the Designated Delivery Location. Purchaser shall cooperate with Supplier in obtaining the Supplier Permits. Supplier shall have no obligation to obtain any Purchaser Permit; provided Supplier shall cooperate with Purchaser in Purchaser’s efforts to obtain and comply with Purchaser Permits. Supplier shall comply with all Governmental Requirements applicable to the performance of its obligations hereunder.

2.3            Purchaser’s Right to Inspect. Supplier shall permit Purchaser, upon ten (10) days prior written notice to Supplier, to inspect the Turbines and to visit Supplier’s Turbine manufacturing and assembly facilities for such purpose, subject in all cases to Supplier’s confidentiality requirements and reasonable safety precautions, and so long as such inspection and presence does not unreasonably interfere with or delay the completion or Delivery of the Turbines or Supplier’s performance of its obligations hereunder.

2.4            Subcontractors. Supplier may retain such Subcontractors as in Supplier’s reasonable judgment may be necessary to complete Supplier’s duties and obligations under this Agreement. Supplier shall be solely responsible to pay its Subcontractors and the use of any Subcontractor shall not limit Supplier’s obligations hereunder. The list of Supplier’s Major Turbine Component suppliers is set forth on Exhibit H. Supplier agrees that it will not use any Major Turbine Components not listed on Exhibit H

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without Purchaser’s advance written consent, such consent not to be unreasonably withheld, conditioned or delayed.

2.5           Safety. Until any Supply Item has been Delivered, Supplier shall take reasonable steps to protect each Supply Item against damage, destruction or theft, and shall ensure that all Supplier Insurance covering the Turbines remains in full force and effect prior to Delivery.

2.6           Independent Contractor. In performing its duties and obligations under this Agreement, Supplier shall, at all times, act in the capacity of an independent contractor, and shall not in any respect be deemed (or act as) an agent of Purchaser for any purpose or reason whatsoever. Supplier shall have no responsibility for any of Purchaser’s Work hereunder.

ARTICLE 3

PURCHASE PRICE AND PAYMENT

3.1           Purchase Price. For the Supply Items, SCADA System and Services, Purchaser shall pay to Supplier ***** Dollars ($*****), which amount shall be adjusted pursuant to the CCI as defined in Exhibit B attached hereto (the “Purchase Price”). Purchaser shall pay to Supplier on the date of this Agreement (the “Down Payment Date”) a non-refundable amount equal to ***** Dollars ($*****) (the “Down Payment”). All payments to be made under this Agreement by Purchaser to Supplier shall be made in immediately available funds to the Supplier account set forth in Exhibit I. The Purchase Price is subject to adjustment by Change Order as provided in this Agreement.

3.2           Taxes. Supplier shall be responsible for (a) all federal and state income taxes payable by Supplier in connection with its net income, (b) all taxes in connection with the import of any Supply Item into the United States, and (c) any business license or fees arising in connection with Supplier’s business in any State. Purchaser shall be responsible for all sales and use tax and any other federal, state or local taxes imposed on the sale or use of the Supply Items and any services provided hereunder (collectively “Taxes”).

3.3                             Progress Payments.

3.3.1             The remaining amount of the Purchase Price shall be paid by the Purchaser to the Supplier pursuant to the Payment Schedule set forth on Exhibit B attached hereto (the “Payment Schedule”). Upon completion of each of the milestones for the Project set forth on Exhibit B attached hereto, the corresponding portion of the Purchase Price shall be due and payable to Supplier as set forth on Exhibit B attached hereto (each, a “Progress Payment”).

(a)           Purchaser shall pay the Down Payment and each Progress Payment to Supplier in United States Dollars and in immediately available funds to the account of Supplier, identified on Exhibit I. Should Purchaser fail to make any Progress Payment when due, in addition any other remedy available to Supplier under this Agreement, or otherwise, (i) Supplier may enforce the Guaranty as set forth in Section 3.5 pursuant to its terms; (ii) such overdue amount shall bear interest until paid in full at the Default Rate, and (iii) Supplier may, without prejudice to any other rights or remedies it may have under this Agreement, stop its performance hereunder until the overdue amount and interest thereon is paid in full.

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(b)          Provided that Supplier has duly performed or is reasonably performing its obligations hereunder and irrespective of any other term of this Agreement, and provided that any delay in obtaining the Project Completion Certificate within six (6) months after Delivery of the last Major Turbine Component by Supplier for the Project is not caused solely by Supplier or any of Supplier’s Affiliates or subcontractors, one hundred percent (100%) of the Purchase Price, subject to the retention of the applicable Punch List Retainage, shall be paid by Purchaser to Supplier no later than six months after Delivery of the last Major Turbine Component by Supplier for the Project.

(c)           *****

3.4                    Punch List Retainage. In delivering the Project Completion Certificate as provided in Section 6.3 below hereunder, Supplier shall include an estimated cost to complete each item of Punch List Work (200% of such estimated costs being the “Punch List Retainage”). The Progress Payment corresponding to delivery of the Project Completion Certificate shall be decreased by an amount, if any, which is equal to the Punch List Retainage, and upon the completion of any item of Punch List Work to the reasonable satisfaction of Purchaser, Purchaser shall immediately pay Supplier the Punch List Retainage that was retained by Purchaser for such item of Punch List Work.

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3.5         Purchaser’s Credit Support. Purchaser shall, concurrently with the delivery by Purchaser of the Down Payment, deliver to Supplier a guaranty from its parent company (the “Guaranty”) in substantially the form attached hereto as Exhibit J.

3.6         Warranty Agreement. The Parties acknowledge that, concurrent with the execution of this Agreement, the Parties shall enter into the Warranty Agreement. The cost of the first two (2) years of warranty coverage under the Warranty Agreement is included in the Purchase Price.

3.7         Operations and Maintenance Service Agreement. Concurrent with the execution of this Agreement, Affiliates of the Purchaser and Supplier shall execute an OMS Agreement whereby Supplier, an Affiliate of Supplier, or a contractor designated by Supplier and approved by Purchaser (the “Contractor”) shall provide operation and maintenance service to the Project. Pursuant to the terms of the OMS Agreement, the cost for the first two (2) years of OMS Services (other than Additional OMS Services) is included in the Purchase Price.

ARTICLE 4

DUTIES AND OBLIGATIONS OF PURCHASER

4.1                  Purchaser’s Obligations. Purchaser agrees to perform the following, all on the terms and subject to the conditions of this Agreement:

4.1.1           Payment. Purchaser shall make the Down Payment, all Progress Payments and any other payments due Supplier under this Agreement when due and shall be responsible for and promptly pay all Taxes.

4.1.2           Purchaser’s Work. Purchaser shall, at its sole cost and expense, be solely responsible for all work necessary for the development, construction, completion and operation of the Project (other than the Delivery of Supply Items and the performance of the Services by Supplier) and for the installation and operation of the Turbines, which work (herein “Purchaser’s Work”) shall include the following:

(a)         Site Suitability and Access. Purchaser shall ensure that the Project Site is suitable for installation of the Turbines in accordance with the Turbine Specifications and Turbine Installation Manual and shall ensure that Supplier has continuous unfettered physical access to the Project Site during normal business hours during the performance of its Commissioning Work;

(b)         Acceptance and Shipment of Supply Items. Upon Supplier’s Delivery of any Supply Item to its respective Designated Delivery Location, Purchaser shall, unless otherwise agreed by the Parties, within five (5) days after notice from Supplier and at such date and time set forth in Supplier’s notice, pick up the Supply Item at its Designated Delivery Location, and ship, install or store such Supply Item at the Project Site. Purchaser shall be responsible for any reasonable costs incurred by Supplier due to Purchaser’s delay in promptly picking up and transporting off site any Supply Item upon its Delivery within said five (5) day period. Purchaser shall be solely responsible for shipment and insurance of each Supply Item once picked up;

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(c)          Storage. Purchaser shall ensure that adequate staging, lay down and storage areas for the Supply Items are available and maintained at the Project Site and shall store and maintain the Supply Items pending installation in accordance with the Turbine Component Storage Requirements set forth on Exhibit F;

(d)         Tower Foundations. Purchaser shall investigate the Project Site and its soil conditions and shall design and construct the Tower Foundations in accordance with Supplier’s Tower Foundation Requirements;

(e)          Turbine and SCADA System Installation. Purchaser shall perform the Turbine Installation Work and the installation of the SCADA System, all in strict accordance with the Turbine Specifications, the Turbine Installation Manual and the SCADA System Installation Manual; and shall (i) notify Supplier of Purchaser’s proposed schedule for all such work; (ii) coordinate such work with Supplier’s Commissioning Work for the Turbines; and (iii) complete the Installation Work in such a manner so that a team of two technicians can complete the Commissioning of each Turbine within a period not to exceed three and a half (3 ½) Business Days, without interruption or delay on a continuous basis until all Turbines have been Commissioned;

(f)            Construction of Project. Purchaser shall (i) perform the Final Assembly Work which is set forth in Exhibit P hereto, (ii) perform all civil works (including roads, grading, maintenance facilities, meteorological towers and other items); (iii) perform all electrical works (including collection lines, Electrical Infrastructure, Transmission Facilities, Interconnection Facilities and other items); (iv) provide and install a remote terminal unit and cabling to the Substation, meteorological towers, and communications lines for the SCADA System to the Substation; and (v) provide any other items required for the operation of the Project; and

(g)           Commissioning Responsibilities. Purchaser shall ensure that at all times during Commissioning Work, each Turbine shall have a continuous supply of electricity from the grid, and that Purchaser’s utility will accept electricity generated by such Turbine. During Commissioning, Purchaser shall provide assistance, including equipment, electricians and mechanics, as may be reasonably required by Supplier to address any out of scope impacts on the completion of Commissioning. Purchaser shall arrange for the provision of full grid power to each Turbine to ensure completion of the Commissioning Work for each Turbine.

4.1.3           Other Items. On or before the date that is thirty (30) days prior to the date of Delivery of the first Major Turbine Component for the Project, Purchaser shall provide Supplier with notification of the anticipated date that Purchaser will energize the substation for the Project.

4.2                  Cooperation with Supplier; Purchaser’s Representative. Purchaser shall cooperate with Supplier and, if applicable, shall cause its EPC Contractor and any other contractors engaged by Purchaser with respect to the Project (herein, “Purchaser’s Contractors”), to cooperate with Supplier, all in connection with Supplier’s performance of its obligations hereunder. Purchaser shall promptly provide Supplier with a schedule of the names and contact information for all of Purchaser’s

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Contractors and shall update such schedule periodically. Purchaser designates Scott Rowland as its representative (“Purchaser’s Representative”) in dealing with Supplier with respect to this Agreement.

4.3         Permits; Governmental Requirements. Purchaser shall secure and pay for all Purchaser Permits, including any permits required for the delivery of Supply Items from the Designated Delivery Location to the Project Site. Supplier shall cooperate with Purchaser in obtaining Purchaser’s Permits. Purchaser shall have no obligation to obtain any Supplier Permit; provided that, Purchaser shall cooperate with Supplier in Supplier’s efforts to obtain Supplier Permits. Purchaser shall comply with all Governmental Requirements applicable to the performance of Purchaser’s Work.

4.4         Safety. Upon Delivery of any Supply Item to its Designated Delivery Location, Purchaser shall take reasonable steps, and shall ensure that the EPC Contractor and the Purchaser’s Contractors take reasonable steps, to protect any such Supply Item against damage or theft.

4.5         Intellectual Property Rights; Licenses and Obligations.

4.5.1           Patents. Supplier hereby grants to Purchaser under Supplier’s patent rights, only the non-exclusive right to use the Supply Items provided to Purchaser under this Agreement. Supplier expressly reserves all other patent rights, including, without limitation, the right to make, use, sell, offer for sale and import other products identical to or similar to the Supply Items. Other than the rights granted herein with respect to the Supply Items, Supplier expressly reserves all other patent rights, and Purchaser shall not have the right under Supplier’s patent rights to make, use, sell, offer for sale, or import any products or methods that infringe Supplier’s patents or to sublicense any of the foregoing rights.

4.5.2           Trade Secrets. Purchaser acknowledges that the technical, operation and maintenance, and other information it receives in connection with the Supply Items (including, without limitation, any and all firmware, software, Turbine Specifications, SCADA System Specifications, installation and operation and maintenance procedures, know-how and similar items) constitute trade secret information that is proprietary to Supplier. Supplier hereby grants to Purchaser under Supplier’s trade secret rights, the non-exclusive right to use such trade secrets only in the installation and operation and maintenance of the Supply Items. Supplier further grants to Purchaser under Supplier’s trade secret rights, the non-exclusive right to disclose such trade secrets to a third party only as necessary for the financing, installation and operation and maintenance of the Supply Items provided such third party executes a written agreement obligating it to maintain the confidentiality of the trade secret information and to return all copies of such trade secret information received and prohibiting reverse engineering, disassembly, and decompilation of any of the trade secret information. Other than the rights granted herein with respect to the Supply Items, Supplier expressly reserves all other trade secret rights. Purchaser agrees to maintain all such trade secret information in strict confidence and shall not disclose such trade secret information to any third party except in accordance with this Section 4.5.2. The obligations of confidentiality herein shall survive termination or expiration of this Agreement.

4.5.3           Copyrights. Purchaser acknowledges that the technical, operation and maintenance, and other information it receives in connection with the Supply Items (including,

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without limitation, any and all firmware, software, Turbine Specifications, SCADA System Specifications, installation and operation and maintenance procedures, descriptions of know-how and similar written items) constitute copyrightable material. Supplier hereby grants to Purchaser under Supplier’s copyrights, the non-exclusive right to copy and use such copyrighted materials only in the installation and operation and maintenance of the Supply Items. Supplier further grants to Purchaser under Supplier’s copyrights, the non-exclusive right to copy the copyrightable materials and distribute such to a third party only as necessary for the installation and operation and maintenance of the Supply Items, provided such third party executes a written agreement obligating it to return all copies of such copyrightable materials received, prohibiting any further copying or distribution of such copyrightable materials, and prohibiting reverse engineering, disassembly and decompilation of any of the copyrightable materials. Other than the rights granted herein with respect to the Supply Items, Supplier expressly reserves all other copyright rights. Purchaser shall not have the right to sublicense any of the Supplier’s copyright rights or the right to create derivative works of any of the copyrightable materials. Purchaser shall not reverse engineer, disassemble or decompile any of the copyrightable materials.

4.5.4        Trademarks and Service Marks. Purchaser shall not have any rights in any trademarks or service marks, whether registered or not, that are owned or controlled by Supplier. Purchaser shall not utilize any trademark or service mark that is substantially similar to any trademarks or service marks owned or controlled by Supplier. Purchaser may reference only those trademarks or service marks owned by Supplier in its written materials; provided that, such reference clearly denotes that such is a trademark or service mark and is owned by Supplier.

4.5.5        Transfer of Title in Supply Items. Should Purchaser transfer title in any of the Supply Items to a third party, the licenses provided in this Section 4.5 shall run with such Supply Items, provided such third party executes a Transferee Agreement and Acknowledgment, in the form attached hereto as Exhibit K. acknowledging Supplier’s ownership in the respective Intellectual Property Rights and obligating itself to all of the same prohibitions and restrictions with respect to Supplier’s Intellectual Property Rights described in this Section 4.5. Purchaser acknowledges that the Supply Items may be subject to the export control laws and regulations of the United States of America and agrees to comply with all such laws and regulations regarding any export of any of the Supply Items.

4.5.6        Ownership and Injunctive Relief. All Intellectual Property Rights owned or controlled by Supplier shall remain the exclusive property of Supplier and nothing herein shall be construed as a sale, lease, loan, or transfer of any of such Intellectual Property Rights. Purchaser shall derive no rights, title or interest therein except as expressly set forth in this Agreement. Any technical information concerning the Supply Items that Purchaser acquires or develops in connection with the ownership or operation of the Turbines shall be the property of Supplier. Further, Purchaser acknowledges that a breach of the confidentiality provisions in this Agreement may cause Supplier irreparable harm and damage that may not be recoverable at law and that Purchaser shall be entitled to obtain injunctive relief in addition to any other rights or remedies Purchaser may have.

4.5.7        Government Rights. Any and all computer software and related documentation provided as part of the Supply Items are “commercial items” as that term is defined at 48 C.F.R. 2.01 (October 1995) comprising “commercial computer software” and

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“commercial computer software documentation” as used in 48 C.F.R. 12.212 (September 1995) and other applicable acquisition regulations and are provided to the U.S. Government only as a commercial item and subject to the terms and conditions and all restrictions set forth in this Agreement as applicable to such computer software and related documentation Consistent with 48 C.F.R. 12.212 and 48 C.F.R. 227.7202 (June 1995), all U.S. Government users and licensees acquire the software and its related documentation with only those rights applicable to such software and related documentation as set forth in this Section 4.5.

4.6        Transfer. Purchaser covenants and agrees that it will not sell, lease or otherwise transfer the Turbines or any part thereof unless Purchaser first obtains and delivers to Supplier a Transferee Agreement and Acknowledgment, executed by the proposed transferee. Notwithstanding anything else contained herein, Purchaser may assign in whole or in part its rights under this Agreement to an Affiliate upon notice to Supplier.

4.7        Access to Information. From the date of this Agreement through the end of the fifteenth (15th) year after Project Completion, Purchaser shall provide to Supplier prompt access to all technical, operational and maintenance and other information it receives or collects in connection with its operating the Turbines. The collection of all such data shall be at the reasonable expense of Supplier. All information provided by Purchaser hereunder shall be subject to the provisions of Section 16.9.

ARTICLE 5

COMMENCEMENT, DELIVERY AND SHIPMENT

5.1         Commencement. Subject to Section 2.1.1. Supplier shall commence performance of its obligations under this Agreement on the Down Payment Date. In addition to Supplier’s other rights and remedies hereunder, if any payment due under this Agreement is not timely made by Purchaser, the delinquent payment amount shall accrue interest at the Default Rate.

5.2         Shipping Arrangements. All Supply Items shall be delivered Ex Works at the Designated Delivery Locations. For purposes of this Agreement, each individual Supply Item and the SCADA System shall be deemed “Delivered” and Supplier shall have satisfied its delivery arrangements with respect thereto, when Supplier makes available such Supply Item and SCADA System at its Designated Delivery Location for pick up by Purchaser, provided however, that Purchaser may not take custody and control of the said Supply Item until the applicable Progress Payment has been made by Purchaser and received by Supplier. Purchaser shall be responsible for all loading and shipment of the Supply Items and SCADA System from their respective Designated Delivery Locations to the Project Site and shall pay for all costs and expenses incurred by Purchaser related thereto, including the costs of maintaining insurance on such Supply Item and SCADA System during shipment of such Supply Item and SCADA System from its respective Designated Delivery Location to the Project Site.

5.3         Delivery Schedule. The Supply Items shall be Delivered to their Designated Delivery Locations in accordance with the Delivery Schedule attached as Exhibit L (the “Delivery Schedule”); provided however, that Supplier shall use commercially reasonable efforts to work with Purchaser to revise the Delivery Schedule as necessary considering Supplier’s manufacturing

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schedules and Purchaser’s Project requirements. Delivery dates in the Delivery Schedule will be deemed met so long as the Supply Items are delivered to the Designated Delivery Locations on or before the date for such delivery set forth in the Delivery Schedule; provided that, Supplier shall have the right to Deliver the Supply Items up to one (1) month earlier than provided for in the Delivery Schedule. The SCADA System shall be delivered at a Designated Delivery Location mutually agreed by the Parties following the installation of the first Turbine at the Project Site by Purchaser.

5.4         Designated Delivery Locations. Unless otherwise agreed in writing by the Parties, Supplier shall Deliver the Supply Items as follows: (i) Turbine Nacelle, Turbine Controller, Turbine hub and Ancillary Parts and Equipment at Supplier’s factory near Cedar Rapids, Iowa, (ii) the Turbine Blades at such location or warehouse facility as Supplier may direct near Houston, Texas, or at another mutually agreed upon location, provided any costs associated with such other mutually agreed location be borne by Purchaser, and (iii) the Towers at the manufacturing facility located in Chattanooga, Tennessee, or at such other domestic location as Supplier may specify at any point prior to three (3) months from the Delivery date set forth in the Delivery Schedule. Each of the foregoing locations is referred to herein as a “Designated Delivery Location.”

5.5         Delay Delivery Damages. The Parties acknowledge that Purchaser will suffer damages that will be difficult to ascertain if Purchaser fails to Deliver any Major Turbine Component within thirty (30) days of the applicable date of Delivery set forth in the Delivery Schedule. Consequently, the Parties agree that Supplier will pay Purchaser, if any Major Turbine Component is Delivered thirty (30) days or more late and such delay was not due to any Force Majeure Event or breach by Purchaser of any of its obligations under this Agreement, the following amount as liquidated damages: For each full day after the first thirty (30) days following the date that the Delivery of such Major Turbine Component is delayed beyond the date specified in the Delivery Schedule, an amount equal $***** per Turbine per day for the first fifteen (15) days after delay payments become payable, an amount equal to $***** per day for the next fifteen (15) days, and an amount equal to $***** per day thereafter (the “Delay Delivery Damages”); provided that, in no event shall the aggregate Delay Delivery Damages payable hereunder exceed ***** percent (*****%) of the pro-rata portion of the Purchase Price applicable to the Turbine for which such delayed Major Turbine Component is a component. It is understood and acknowledged by the Parties that if more than one Major Turbine Component applicable to a Turbine is delivered late, the liquidated damages applicable to the Turbine will not exceed $***** per day (for the first 15 days after delay payments become payable), $***** per day (for the next 15 days of delay payments), and $***** per day (for delay payments thereafter), as applicable. The Parties acknowledge and agree that the Delay Delivery Damages set forth above are a reasonable estimate of the damages Purchaser will suffer because of late Delivery of any Major Turbine Component and that, therefore, the Delay Delivery Damages set forth herein shall be Purchaser’s sole and exclusive remedy with respect to such Delivery delays.

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ARTICLE 6

FINAL ASSEMBLY WORK, INSTALLATION WORK,
COMMISSIONING WORK AND PROJECT COMPLETION

6.1         Final Assembly Work and Turbine Installation. Purchaser shall complete the Final Assembly Work with respect to all Turbines in conformance with the procedures and requirements set forth in Exhibit P, and shall complete the Installation Work with respect to all Turbines in accordance with the Installation Procedures and, subject to Section 5.3 above, within the period of time set forth on the Completion Schedule.

6.2         Commissioning. Commissioning of the Turbines shall be conducted as follows:

6.2.1        Advance Completion Notice. No less than thirty (30) days prior to the date Purchaser expects Supplier to commence the Commissioning Work, Purchaser shall provide Supplier with written notice (the “Advance Completion Notice”) of Purchaser’s anticipated completion date of the Installation Work and the date on which Supplier shall commence the Commissioning Work (which date shall be no later than the date that Supplier is obligated to commence the Commissioning Work as set forth in the Completion Schedule). Purchaser shall use commercially reasonable efforts to schedule Turbine Installation for all Turbines in the Project so that Supplier can complete the Commissioning of each Turbine without interruption or delay on a continuous basis until all the Turbines have been Commissioned.

6.2.2        Turbine Installation Inspection. Following completion of the Installation Work with respect to any Turbine, Purchaser shall deliver a written notice of completion to Supplier (an “Installation Completion Notice”) and Supplier shall examine each Turbine in accordance with the Installation Procedures and the Turbine Installation Manual. If the Turbine fails to conform to the standards contained in the installation inspection procedures set forth in the Turbine Installation Manual, then it shall be deemed not properly installed, and Supplier shall promptly so notify Purchaser. Purchaser shall then promptly take all required action to complete the Installation Work for all Turbine(s) failing the installation inspection procedures.

6.2.3        Commissioning Work. Supplier shall perform the Commissioning Work for the Turbines in accordance with the Commissioning and Start-Up Procedures and the Completion Schedule, subject to any adjustment in the completion of the Commissioning Work, pursuant to Section 5.3 hereof, due to Supplier’s early Delivery of the Supply Items (provided, however, that Supplier’s obligation to Complete the Commissioning Work by such time set forth on the Completion Schedule shall be extended to the extent of Purchaser’s delay in completing the Installation Work). Upon completion of the Commissioning of each Turbine, Supplier shall issue to Purchaser a commissioning certificate for such Turbine in the form attached hereto as Exhibit M (each a “Commissioning Certificate”). Within five (5) days after receipt of a Commissioning Certificate, Purchaser shall either approve such Commissioning Certificate or deliver to Supplier written notice of any work remaining to be completed by Supplier (the “Punch List Work”). If Purchaser fails to deliver such notice within such five (5) day period, the Commissioning Certificate will be deemed approved by Purchaser.

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6.3        Project Completion. Within five (5) days after the delivery by Supplier to Purchaser of a Commissioning Certificate for the Project’s final Turbine, Supplier shall also deliver to Purchaser a completion certificate for all Turbines in the Project (the “Project Completion Certificate”), in the form attached hereto as Exhibit N, together with a list of any remaining Punch List Work on any Turbine, a schedule for completing the Punch List Work and an estimate of the cost of each item of Punch List Work. Supplier shall thereafter promptly complete all Punch List Work.

6.4         Purchaser Delays. In the event that any of the actions of Purchaser, the EPC Contractor or any of Purchaser’s Contractors cause a delay in the performance by Supplier of the Commissioning Work, Purchaser shall pay Supplier its actual documented costs directly attributable to such delay, including wages, lodging and meals.

ARTICLE 7

FORCE MAJEURE EVENTS

7.1        Excused Performance. If either Party is rendered wholly or partially unable to perform its obligations (other than payment obligations) under this Agreement due to the occurrence of a Force Majeure Event, such Party will be excused from the affected performance obligation (other than payment obligations), provided that:

(a)                      the affected Party gives the other Party notice describing the particulars of the occurrence, including an estimate of its expected duration and probable impact on the affected Party’s obligations hereunder, such notice shall be given promptly after becoming aware of the occurrence of the Force Majeure Event, and, in no event more than seven (7) days after the affected Party becomes aware or should reasonably have been aware of such occurrence;

(b)                      the affected Party shall continually exercise all commercially reasonable efforts to mitigate the effect of such Force Majeure Event, remedy its inability to perform, and limit damages to the other Party and shall promptly resume its performance when the Force Majeure Event no longer impacts its ability to perform, and shall give the other Party prompt notice of its intent to resume such performance;

(c)                       the suspension of a Party’s performance affected by the Force Majeure Event shall be of no greater scope and of no longer duration than is reasonably required by the Force Majeure Event;

(d)                      no liability of either Party which arose before the occurrence of the Force Majeure Event shall be excused as a result of the occurrence thereof; and

(e)                       no Force Majeure Event shall relieve any Party from performing those of its obligations that are not materially affected by the Force Majeure Event.

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ARTICLE 8

CHANGE ORDERS

8.1          Change Order. The term “Change Order” as used herein shall mean a written instrument signed by Purchaser and Supplier, stating their mutual agreement upon any of the following: (i) a change in the fabrication or features of the Turbines (such as adding Federal Aviation Administration lighting or a cold weather package); (ii) a change in the Delivery Schedule or Completion Schedule; (iii) a change in the Commissioning Work; (iv) a change in the number of or location of Project sites; or (v) an adjustment in the Purchase Price (collectively “Scope Changes”).

8.2          Change Order Process. Purchaser may request Scope Changes within the general scope of this Agreement consisting of additions, deletions, or other revisions. If Purchaser so desires to request Scope Changes, it shall submit a change request to Supplier in writing. Within ten (10) Business Days after its receipt of any such request, Supplier shall submit a detailed proposal to Purchaser stating (a) the increase or decrease, if any, in the Purchase Price which would result from such change, and (b) the effect, if any, upon the Delivery Schedule or Completion Schedule by reason of such proposed change. Purchaser shall have five (5) days from receipt of Supplier’s detailed proposal to accept or reject in writing Supplier’s proposal in relation to the requested change. If Purchaser agrees with Supplier’s proposal, Purchaser and Supplier shall execute a Change Order reflecting the requested Scope Changes and proposed adjustments, if any, in the Purchase Price and the Delivery Schedule or Completion Schedule. In the event Purchaser disagrees with Supplier’s proposal, Purchaser shall promptly so notify Supplier, following which the Parties shall negotiate in good faith a solution which is satisfactory to both Purchaser and Supplier. Should Purchaser fail to respond to Supplier in writing within the foregoing five (5) day period, Purchaser shall be deemed to have withdrawn its requested change.

8.3          No Change. Notwithstanding anything to the contrary contained in this Agreement, Supplier shall not be obligated to proceed with any Scope Changes requested by Purchaser unless and until a Change Order is executed by the Parties in relation to such change. Further, Supplier shall not be required to implement a requested Scope Change by Purchaser if the implementation of such change would, in Supplier’s reasonable opinion, likely impair Supplier’s ability to achieve any of the performance guarantees, warranties or covenants set forth in this Agreement, the OMS Agreement, and/or the Warranty Agreement.

8.4        Scope Changes Caused by a Force Majeure Event. If a Force Majeure Event occurs that materially adversely affects Supplier’s performance of all or a portion of the sale and Delivery obligations hereunder or if such a Force Majeure Event causes any of the Commissioning Work to be temporarily or permanently prevented, Supplier shall be entitled to a Change Order reflecting such impact of such Force Majeure Event, including an extension in Supplier’s time for performance for such delay to the extent Supplier’s performance is actually delayed. In the case of a Force Majeure Event, Supplier must notify Purchaser of Supplier’s intent to request a Change Order (the “Notice of Intention”) within thirty (30) Business Days of the Force Majeure Event. Supplier shall submit to Purchaser a draft Change Order outlining, with reasonable specificity, the requested Scope Changes within ten (10) Business Days after the Notice of Intention is delivered to Purchaser.

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8.5        Scope Changes Caused by Events within the Control of Purchaser. If Purchaser, EPC Contractor or any of Purchaser’s Contractors causes an event that materially adversely affects Supplier’s performance of all or a portion of the sale and Delivery obligations hereunder or if such event causes the Commissioning Work to be temporarily or permanently prevented, Supplier shall be entitled to a Change Order reflecting such impact of such event, including (i) an extension in Supplier’s time for performance for such delay to the extent Supplier’s performance is actually delayed, and (ii) an increase in the Purchase Price with respect to such additional cost to the extent such delay is caused solely by Purchaser, EPC Contractor or any of Purchaser’s Contractors. In the case of such a Purchaser caused event, Supplier must notify Purchaser of Supplier’s intent to request a Change Order (the “Notice of Intention”) within thirty (30) Business Days of the Purchaser caused event. Supplier shall submit to Purchaser a draft Change Order outlining, with reasonable specificity, the requested Scope Changes within ten (10) Business Days after the Notice of Intention is delivered to Purchaser.

ARTICLE 9

LIMITATION OF LIABILITY

9.1        Supplier Not Responsible for Purchaser’s Work. Notwithstanding anything to the contrary set forth herein, Supplier shall not have any responsibility for (a) Project Site selection, permitting or Turbine siting within the Project Site; (b) the design, supply or construction of Tower foundations; (c) the assembly, erection and installation of the Turbines or the SCADA System; (d) the design, assembly, erection and installation of any other element of the Project, (e) obtaining rights required by the Project to sell or transmit its electrical output, or (f) any other element of Purchaser’s Work, all of which are expressly the responsibility of Purchaser.

9.2        Overall Limitation of Liability. Notwithstanding anything to the contrary contained in this Agreement, in no event shall Supplier, its parent company, Affiliates and agents be liable, alone or in the aggregate, to Purchaser for any damages, claims, demands, suits, causes of action, losses, costs, expenses and/or liabilities related in any manner to this Agreement, the Warranty Agreement and the OMS Agreement in excess of an amount equal to ***** percent (*****%) of the Purchase Price, regardless of whether such liability arises out of breach of contract, guarantee or warranty, tort, product liability, indemnity, contribution, strict liability or any other legal theory; provided, however, the preceding limitation of liability shall not apply to, and no credit shall be issued against such liability for, (a) Supplier’s indemnity obligations set forth in Section 13.1 solely as they relate to claims by third Parties for bodily injury or property damage, or (b) the fraud or willful misconduct of Supplier.

9.3        Consequential Damages. Notwithstanding anything to the contrary contained in this Agreement and except as set forth in the last sentence of this Section, Purchaser and Supplier waive all claims against each other (and against each other’s parent company, Affiliates, contractors, subcontractors, consultants, vendors, suppliers and agents) for any consequential, incidental, indirect, special, exemplary or punitive damages (including, but not limited to, loss of actual or anticipated profits, revenues or product; loss by reason of shutdown or non-operation; increased expense of operation, borrowing or financing; loss of use or productivity; or increased cost of capital), and regardless of whether any such claim arises out of breach of contract or warranty, tort, product liability, indemnity, contribution, strict liability or any other legal theory. Any

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consequential, incidental, indirect, special, exemplary or punitive damages incurred by Supplier or Purchaser in relation to a third Party shall, for all purposes of this Agreement, be deemed consequential, incidental, indirect, special, exemplary or punitive damages in relation to any claim brought by Supplier or Purchaser against the other Party to this Agreement. Any liquidated damages payable by Supplier under this Agreement shall not be deemed consequential, incidental, indirect, or special damages for purposes of this Agreement.

ARTICLE 10

TITLE AND RISK OF LOSS; INSURANCE

10.1           Title to Supply Items. Title to any Supply Item shall transfer to the Purchaser upon (i) the Delivery of such Supply Item to its Designated Delivery Location and (ii) Purchaser’s payment of and Supplier’s receipt of, the applicable Progress Payment.

10.2           Risk of Loss. Supplier shall bear the risk of loss and damage with respect to any Supply Item (including each individual Major Turbine Component) until Delivery of such Supply Item to its Designated Delivery Location. In performing the Commissioning Work, Supplier shall be deemed a contractor of Purchaser performing the Services on Supply Items then owned by Purchaser. Upon the Delivery of any Supply Item to its Designated Delivery Location, care, custody and control of, and risk of loss or damage to, such Supply Item shall thereupon transfer to the Purchaser.

10.3          Insurance. Supplier and Purchaser shall maintain the following insurance while this Agreement is in effect:

10.3.1 Supplier Insurance.

Supplier shall carry and maintain or cause to be carried and maintained, at all times during the Term of this Agreement, insurance coverage with limits as set forth in this Section (the “Supplier Insurance”).

Marine Cargo Insurance

All property and interests of every kind and description (including materials, equipment, machinery and spares) intended for the Project or subsequent operations while in transit by land, air and/or sea. All Risks of physical loss or damage from a cause not excluded but including war, strikes, riots and civil commotions and terrorism while in transit, on a continuous open cover basis. Increased cost of working - the additional expenditure necessarily and reasonably incurred for the purpose of avoiding or reducing delay which, without such expenditure would have taken place.

Property

At all times the Supplier’s factory premises, plant, machinery, raw materials and finished stocks all related to and comprising the Project under a property insurance in an amount equal to the full replacement value of the above named items for “all risks” of physical loss or damage including, but not limited to, coverage for earth movement,

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flood, windstorm, earthquake, sabotage, terrorism, riots, civil commotion, testing, boiler and machinery, transit and off-site storage. The policy may contain separate sub limits and deductibles subject to insurance company underwriting guidelines. Deductibles under the policy shall not exceed $100,000 per occurrence, except for deductibles for natural catastrophe peril, which shall not exceed five percent (5%) of the insured loss

Increased cost of working - the additional expenditure necessarily and reasonably incurred for the purpose of avoiding or reducing delay which, without such expenditure would have taken place.

Workers Compensation

Coverage shall comply with any statutory obligation imposed by Workers Compensation, Occupational Disease Laws, or similar laws, including where applicable, the United States Longshoremen’s and Harbor Workers’ Act, the Federal Employers’ Liability Act and the Jones Act. Employers’ Liability insurance shall have limits of not less than $1,000,000 per accident, $1,000,000 disease-policy limit and $1,000,000 disease-each employee.

Commercial General Liability

Insurance providing coverage for bodily injury, property damage and personal/advertising injury with a combined single limit of not less than $1,000,000 per occurrence and $2,000,000 aggregate. The policy shall include contractual liability and any testing operations coverage.

a.                        Automobile Liability - Insurance for owned, non-owned and hired automobiles with a limit of not less than $1,000,000 per occurrence.

b.                        Excess liability - Insurance with a minimum limit of $10,000,000 per occurrence and annual aggregate.

c.                         Evidence and Scope of Insurance - Supplier shall provide Purchaser with a copy of insurance original certificates evidencing the insurance coverages required and shall provide replacement certificates of insurance within five (5) days of any renewal of the required insurance.

All such insurance policies shall:

(i) name Purchaser for their respective rights and interests in respect of the Project as additional insured (except in the case of worker’s compensation insurance);

(ii) provide Purchaser with 30 days’ prior written notice of non-renewal, cancellation of, or significant modification to, any of such policies (except that such notice period will be 10 days in case of non-payment of premiums); and

(iii) the insurance certificates provided to Purchaser shall indicate that the insurance policies have been endorsed as noted above. All

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policies shall be written by one or more insurance companies authorized to do business in USA and be rated BBB+ or higher by A.M. Best.

Term and Modification of Insurance

If the designated coverage, or relatively comparable coverage, are unavailable on reasonable commercial terms, Supplier will provide Purchaser detailed information as to the maximum amount of available coverage that it is able to purchase and will be required to obtain Purchaser’s consent as to the adequacy of said coverage under the circumstances at the time, which consent shall not be unreasonably withheld or delayed.

10.3.2  Purchaser Insurance.

Purchaser shall carry and maintain or cause to be carried and maintained, at all times during the Term of this Agreement, insurance coverage with limits as set forth in this Section.

Builder’s All Risk Insurance

At all times during construction, the Purchaser’s Project will be under a builder’s all risk insurance in an amount equal to the full replacement value of the Project for “all risks” of physical loss or damage including, but not limited to, coverage for earth movement, flood, windstorm, earthquake, sabotage, terrorism, riots, civil commotion, testing, boiler and machinery, transit and off-site storage. The policy may contain separate sub limits and deductibles subject to insurance company underwriting guidelines. Deductibles under the policy shall not exceed $100,000 per occurrence, except for deductibles for natural catastrophe peril, which shall not exceed five percent (5%) of the insured loss

Increased cost of working - the additional expenditure necessarily and reasonably incurred for the purpose of avoiding or reducing delay which, without such expenditure would have taken place.

Workers Compensation

Coverage shall comply with any statutory obligation imposed by Workers Compensation, Occupational Disease Laws, or similar laws, including where applicable, the United States Longshoremen’s and Harbor Workers’ Act, the Federal Employers’ Liability Act and the Jones Act. Employers’ Liability insurance shall have limits of not less than $1,000,000 per accident, $1,000,000 disease-policy limit and $1,000,000 disease-each employee.

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Commercial General Liability

Insurance providing coverage for bodily injury, property damage and personal/advertising injury with a combined single limit of not less than $1,000,000 per occurrence and $2,000,000 aggregate. The policy shall include contractual liability and any testing operations coverage.

a.                 Automobile Liability - Insurance for owned, non-owned and hired automobiles with a limit of not less than $1,000,000 per occurrence.

b.                 Excess liability - Insurance with a minimum limit of $10,000,000 per occurrence and annual aggregate.

c.                  Evidence and Scope of Insurance

Purchaser shall provide Supplier with a copy of insurance original certificates evidencing the insurance coverages required and shall provide replacement certificates of insurance within five (5) days of any renewal of the required insurance.

All such insurance policies shall:

(i) name Supplier for their respective rights and interests in respect of the Project as additional insured (except in the case of worker’s compensation insurance);

(ii)provide Supplier with 30 days’ prior written notice of non-renewal, cancellation of, or significant modification to, any of such policies (except that such notice period will be 10 days in case of non-payment of premiums); and

(iii)The insurance certificates provided to Supplier shall indicate that the insurance policies have been endorsed as noted above. All policies shall be written by one or more insurance companies authorized to do business in USA and be rated BBB+ or higher by A.M. Best.

Term and Modification of Insurance

If the designated coverage, or relatively comparable coverage, are unavailable on reasonable commercial terms, Purchaser will provide Supplier detailed information as to the maximum amount of available coverage that it is able to purchase and will be required to obtain Supplier’s consent as to the adequacy of said coverage under the circumstances at the time, which consent shall not be unreasonably withheld or delayed.

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ARTICLE 11

REPRESENTATIONS AND WARRANTIES OF SUPPLIER

Supplier hereby represents and warrants to Purchaser as follows:

11.1           Due Organization: Good Standing. Supplier is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and qualified to conduct business in the states where it does business.

11.2           Due Authorization. The execution, delivery and performance of this Agreement by Supplier have been duly authorized by all necessary corporate action on the part of Supplier and do not and will not require the consent of any trustee or holder of any indebtedness or other obligation of Supplier or any other Party to any other agreement with Supplier.

11.3           Execution and Delivery. This Agreement has been duly executed and delivered by Supplier. This Agreement constitutes the legal, valid and binding obligation of Supplier, enforceable against Supplier in accordance with its terms, except to the extent that its enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally or by principles of equity.

11.4           Governmental Approvals. No governmental authorization, approval, order, license, permit, franchise or consent, and no registration, declaration or filing with any Governmental Authority is required on the part of Supplier in connection with the execution, delivery and performance of this Agreement, except those which have already been obtained or which Supplier anticipates will be timely obtained in the ordinary course of performance of this Agreement.

11.5           Supply Items: Services. The Supply Items and the SCADA System to be delivered hereunder shall be designed and fit for the purpose of generating electric power when operated in accordance with the Turbine Specifications, the OMS Manual, Prudent Electrical Industry Practices and Prudent Wind Industry Practices. The Supply Items and SCADA System shall be new and unused and shall be free from Defects and free from defects in title. The Services shall be performed in a competent, diligent manner in accordance with Prudent Wind Industry Practices, Supplier’s manufacturers’ written requirements and applicable Governmental Requirements.

ARTICLE 12

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser represents and warrants to Supplier as follows:

12.1           Due Organization: Good Standing: Qualified To Do Business. Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and qualified to conduct business in the states where it does business.

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12.2           Due Authorization. The execution, delivery and performance of this Agreement by Purchaser have been duly authorized by all necessary action on the part of Purchaser in accordance with Purchaser’s organizational documents and do not and will not require the consent of any trustee or holder of any indebtedness or other obligation of Purchaser or any other Party to any other agreement with Purchaser.

12.3           Execution and Delivery. This Agreement has been duly executed and delivered by Purchaser. This Agreement constitutes the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except to the extent that its enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally or by principles of equity.

12.4           Governmental Approvals. No governmental authorization, approval, order, license, permit, franchise or consent, and no registration, declaration or filing with any Governmental Authority is required on the part of Purchaser in connection with the execution, delivery and performance of this Agreement, except those which have already been obtained or which Purchaser anticipates will be timely obtained in the ordinary course of performance of this Agreement.

12.5           Project Site. On or prior to the date that Supplier is to provide any services relating to the Project at the Project Site, Purchaser shall have obtained the right and authority to have such work performed on the Project Site. To the knowledge of Purchaser, after the completion of reasonable due diligence on the Project Site, the Project Site is free of all hazardous or dangerous materials or substances. All information concerning the Project Site and the wind flow across the Project Site heretofore delivered to Supplier by Purchaser is true, complete and correct in all material respects.

ARTICLE 13

MUTUAL INDEMNITY

13.1           Mutual Indemnity. Each of Supplier and Purchaser agree to defend, indemnify and hold each other, and each other’s lenders, parent companies, Affiliates, officers, directors, agents and employees, harmless from and against any claims, losses, damages and liabilities (including, but not limited to, reasonable attorneys’ fees and court costs, but excluding consequential damages) on account of any claim by a third Party for bodily injury or property damage against the indemnified Party to the extent caused by the negligent act or omission, or willful misconduct of, or breach of this Agreement by, the indemnifying Party or the indemnifying Party’s employees, contractors, subcontractors or agents, in connection with the performance of their respective obligations under this Agreement.

ARTICLE 14

DEFAULT; CURE; REMEDIES

14.1           Default by Supplier. Supplier shall be in default under this Agreement should any one or more of the following events or conditions arise or exist:

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(i)                               Supplier becomes insolvent, or generally does not pay its debts as they become due, or admits in writing its inability to pay its debts, or makes a general assignment for the benefit of creditors; or

(ii)                            Insolvency, receivership, reorganization, or bankruptcy proceedings are commenced by or against Supplier and, in the case of any such involuntary proceeding, that is not dismissed or stayed within sixty (60) days after it is commenced; or

(iii)                         Supplier fails, for any reason, other than failure of Purchaser to make payments to Supplier when obligated in accordance with this Agreement, to make any undisputed payments required to be made by Supplier to Purchaser, which failure continues for ten (10) Business Days after notice of such non-payment, or

(iv)                        Supplier is in material default of any term or provision of this Agreement or has materially failed to perform its obligations under this Agreement, and such breach or failure continues for thirty (30) Business Days following receipt of written notice from Purchaser to cure such breach or failure; provided, however, if such failure cannot with due diligence be remedied by Supplier within such thirty (30) Business Days period, and Supplier shall have diligently prosecuted the remedying of such failure within such thirty (30) Business Days, such period shall be extended by such additional time period as may be reasonably required by Supplier to cure such failure.

14.2           Purchaser’s Remedies. In the event Supplier is in default pursuant to Section 14.1, and said default is not timely cured within the time periods set forth above, Purchaser, in addition to those rights and remedies that may be available to Purchaser at law or in equity, and subject to Section 9.2 of this Agreement, shall have the right to terminate this Agreement by written notice to Supplier; provided however, that amounts applicable to Supply Items delivered or services performed by Supplier through the date of termination of this Agreement shall be paid by Purchaser to Supplier.

14.3           Default by Purchaser. Purchaser shall be in default under this Agreement should any one or more of the following events or conditions arise or exist:

(i)                               Purchaser or Guarantor becomes insolvent, or generally does not pay its debts as they become due, or admits in writing its inability to pay its debts, or makes a general assignment for the benefit of creditors; or

(ii)                            Insolvency, receivership, reorganization or bankruptcy proceedings are commenced by or against Purchaser or Guarantor and, in the case of any such involuntary proceeding, that is not dismissed or stayed within sixty (60) days after it is commenced; or

(iii)                         Purchaser fails to timely pay to Supplier any required payment under this Agreement when due, including failure to timely provide any Down Payment or any Progress Payment, which failure continues for ten (10) days after written notice of failure to make payment has been received by Purchaser from Supplier; or

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(iv)                        Purchaser fails to perform any material term or provision of this Agreement, including failure to timely provide the Guaranty to Supplier, and such failure continues for thirty (30) Business Days following receipt of written notice from Supplier to cure such failure; provided, however, if such failure cannot with due diligence be remedied by Purchaser within such thirty (30) Business Day period, and Purchaser shall have diligently prosecuted the remedying of such failure within such thirty (30) Business Days, such period shall be extended by such additional time period as may be reasonably required by Purchaser to cure such failure; or

(v)                           The revocation or other termination of the Guaranty by Guarantor, or the breach by Guarantor of any material term or provision of the Guaranty, including any payment obligation thereunder, which breach continues for a period of ten (10) days after written notice of such breach has been received by Guarantor from Supplier.

14.4                 Supplier’s Remedies. In the event that Purchaser is in default pursuant to Section 14.3, and said default is not timely cured within the time periods set forth above, Supplier, in lieu of any rights and remedies that may be available to Supplier at law or in equity, shall have the right to terminate this Agreement by written notice to Purchaser, which termination shall be effective upon delivery of Supplier’s notice to Purchaser. Within three (3) Business Days of the effective date of such termination, Purchaser shall pay to Supplier the liquidated damages set forth on the termination schedule attached hereto as Exhibit G (“Termination Schedule”), which shall constitute Supplier’s exclusive remedy, and Supplier shall have no right to damages or compensation for such termination other than payment of the liquidated damages set forth on the Termination Schedule.

14.5                 Cancellation Due to a Force Majeure Event. If Supplier is entirely prevented from performing its obligations hereunder for a period of one-hundred eighty (180) consecutive days as a result of the occurrence of a Force Majeure Event suffered by Supplier, then Supplier may cancel, without additional liability, any then remaining unperformed portion of this Agreement, upon not less than thirty (30) Business Days’ prior written notice to the Purchaser, provided, however, that nothing in this Section 14.5 shall relieve or excuse Supplier from its obligations under Article 7 of this Agreement in respect of the occurrence of a Force Majeure Event or relieve either Party from any payment obligation that has accrued as of the date of cancellation or prior thereto; provided further, however, that any payment obligations of Purchaser shall be reduced by the amount of funds received by Supplier, if any, in connection with the resale of any Turbines or Turbine components sold that are applicable to such payment obligations of Purchaser, and, if following such reduction, Purchaser is owed a refund of some portion of the Purchase Price from Supplier, Supplier shall refund to Purchaser the applicable amount of Purchase Price previously paid to Supplier within thirty (30) days of such termination.

14.6                 Termination *****. Purchaser shall have the right, only at any time up to, and not later than, ***** prior to the scheduled date for Delivery of the first Major Turbine Component to be Delivered under this Agreement pursuant to the Delivery Schedule, upon the occurrence of a *****, to terminate all of the Turbine Supply Documents upon ***** prior written notice to Supplier. *****

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***** Upon written notice from Purchaser, Supplier shall use commercially reasonable efforts to provide Purchaser with ***** reasonably requested by Purchaser regarding *****. In the event that the Parties disagree whether a ***** has occurred, the matter shall be resolved in accordance with the dispute resolution procedures set forth in Article 15 of this Agreement. If a ***** occurs prior to ***** prior to the scheduled Delivery Date of the first Major Turbine Component, such ***** shall not exist in the Turbines to be Delivered in accordance with this Agreement.

14.7                 Termination for Convenience. The Purchaser shall have the right to terminate this Agreement for convenience with respect to any Turbine until title to such Turbine has passed to Purchaser. Such termination shall be effective upon the later to occur of (i) delivery to Supplier of written notice of termination and (ii) receipt by Supplier of liquidated damages in the amount on a per Turbine basis with respect to such Turbine in accordance with the Termination Schedule attached to this Agreement as Exhibit G.

14.8                 Surviving Obligations. Cancellation or expiration of all or any portion of this Agreement (a) shall not relieve Purchaser of its obligations with respect to the confidentiality of Supplier’s proprietary information as set forth in Section 4.5 of this Agreement, or either Party of its confidentiality obligations as set forth in Section 16.9 of this Agreement, (b) shall not relieve either Party of any obligation hereunder which expressly or by implication survives termination hereof, and (c) except as otherwise provided in any provision of this Agreement expressly limiting the liability of either Party, shall not relieve either Purchaser or Supplier of any obligations or liabilities for loss or damage to the other Party arising out of or caused by acts or omissions of such Party prior to the effectiveness of such termination or arising out of such termination, and shall not relieve Supplier of its obligations as to portions of the items supplied or other services hereunder already supplied or performed or of obligations assumed by Supplier prior to the date of termination. This Article shall survive the termination or expiration of this Agreement.

ARTICLE 15

DISPUTE RESOLUTION

15.1           Procedure. In the event a dispute, controversy or claim (herein, a “dispute”) arises between Purchaser and Supplier relating to this Agreement, the aggrieved Party shall promptly provide written notification of the dispute to the other Party within ten (10) days after such dispute arises and the Parties shall resolve such dispute as provided herein:

15.1.1 Executives Meeting. A meeting shall be held between the Parties, attended by representatives of the Parties with decision-making authority regarding the dispute, to attempt in good faith to negotiate a resolution of the dispute. Such meeting shall be held in Carpinteria, California within thirty (30) days after a notice of dispute has been delivered under Section 15.1 above.

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15.1.2  Independent Engineer’s Decision. If the dispute involves a technical issue, within ten (10) days after such meeting, the Parties have not resolved the dispute, either Party shall submit the dispute to the Independent Engineer for a non-binding determination, together with such information in support of their position as may be relevant, which information will simultaneously be sent to the other Party. The Independent Engineer may hold separate meetings with each Party or call a joint meeting of the Parties, to be held in Carpinteria, California. The Independent Engineer shall, within thirty (30) days after such request for a determination, issue a non-binding decision. Any Party which does not wish to comply with such decision shall promptly provide written notification of its intention to the other Party within five (5) days of such decision. The Parties shall meet in Chicago, Illinois within twenty (20) days of such notice to attempt, in good faith, to negotiate a final resolution to the dispute. Any Party which does not wish to comply with such decision shall within ten (10) days after the date of such meeting submit the dispute to arbitration within twenty (20) days after the date of such decision to arbitration in accordance with Section 15.1.3 below. The Parties shall share equally the costs of the Independent Engineer.

15.1.3  Arbitration.

(a)       If the Parties are not successful in resolving a dispute, controversy or claim pursuant to Sections 15.1.1 and 15.1.2. above, then such dispute shall be resolved through binding arbitration to take place in Chicago, Illinois. The Parties agree to conduct all arbitration proceedings in accordance with the Commercial Arbitration Rules of the American Arbitration Association. This Section 15.1.3 is governed by the Federal Arbitration Act.

(b)       A Party desiring to submit to arbitration any such dispute, controversy or claim shall furnish its demand for arbitration in writing to the other Party or Parties thereto, which demand shall contain a brief statement of the matter in controversy, as well as a list containing the names of three (3) suggested arbitrators from the list of arbitrators maintained by the American Arbitration Association (the “AAA List”) from which list, or from other sources, all of the Parties shall choose one (1) mutually acceptable arbitrator. If the Parties are unable to agree upon the identity of a single arbitrator, within ten (10) days from the receipt of such demand, the Purchaser and the Supplier shall each (collectively, the “Arbitrating Parties”), within a period of five (5) additional days, name from the AAA List one (1) arbitrator by written notice to the other Arbitrating Party or Parties. Within ten (10) days after this notice, the two (2) arbitrators so named shall choose a third arbitrator. If any Arbitrating Party fails to name an arbitrator within the specified five (5) day period or if the two arbitrators chosen by the Arbitrating Parties fail to select a third arbitrator within the ten (10) day period, then either Arbitrating Party, on behalf of and on notice to the other Arbitrating Party or Parties, may request appointment by the American Arbitration Association in accordance with its rules then prevailing of the required additional arbitrator or arbitrators so that there shall be a panel of three (3) arbitrators. If the American Arbitration Association should fail to appoint the necessary arbitrator or arbitrators within fifteen (15) days after such request is made, then either Arbitrating Party may apply, on notice to the other Arbitrating Party or Parties, to a court of competent jurisdiction for the appointment of such necessary additional arbitrators. Each of the arbitrator or arbitrators chosen or appointed pursuant to this Section 15.1.3(b) shall be a person having at least ten (10) years experience in the United States in the legal profession and shall

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not be a past or present officer, director or employee of, or have any material interest in, any Arbitrating Party or any Affiliate of an Arbitrating Party. All discovery, including the right to take depositions and interrogatories, shall be permitted in the time and manner provided by the then applicable Federal Rules of Civil Procedure. The Arbitrating Parties shall be entitled to reasonable discovery prior to the arbitration hearing, and the arbitrator or arbitrators, as the case may be, shall have the power upon application of any Arbitrating Party to make all appropriate orders for discovery from the other Arbitrating Party, including discovery of documents, responses to interrogatories, and depositions. The scope, time and manner of discovery, including all document discovery, are to be in accordance with the U.S. Federal Rules of Civil Procedure. Notwithstanding the foregoing, discovery allowed each of the Arbitrating Parties shall not exceed: (i) five (5) party depositions; (ii) three (3) nonparty depositions; (iii) three (3) depositions of any experts selected to give opinions in the arbitration (as well as the production of any documents relied upon by such experts); and (iv) fifteen (15) interrogatories (with each subpart counted as a separate interrogatory). Discovery shall not include requests for admissions. No deposition shall last more than two (2) days in length. Further, all discovery must, without exception, be completed within one hundred twenty (120) days from the date the arbitration panel is appointed. Any documents that are not produced to the other Arbitrating Party prior to the termination of this 120-day discovery period may not be offered into evidence at the arbitration hearing unless such production shall not prejudice the non-producing Arbitrating Party as determined by the arbitrator or arbitrators, as the case may be. Likewise, any witnesses who have not been produced for deposition, despite a request from the other side, may not testify or submit affidavits at the arbitration hearing.

(c)       The arbitrator or arbitrators, as the case may be, shall render his, her or their decision, in the latter case upon the concurrence of at least two (2) of their number, as soon as possible but no later than thirty (30) days after the conclusion of any hearings before such arbitrator or arbitrators, as the case may be, unless such 30-day period is extended by the arbitrator or arbitrators, as the case may be. The decision and award shall in either case be in writing and counterpart copies of such decision shall be delivered to each of the Arbitrating Parties. Such decision shall be based solely upon the written arguments and contentions, evidence and legal authorities, submitted by each Arbitrating Party. In rendering such decision and award, the arbitrator shall not add to, subtract from or otherwise modify the provisions of this Agreement. Any award rendered shall be final and conclusive upon the parties and a judgment on any such award may be entered in any court having jurisdiction, state or federal, having jurisdiction. No arbitration proceeding shall be commenced after the date when institution of legal or equitable proceedings based upon such subject matter would be barred by the applicable statute of limitations. Notwithstanding anything to the contrary contained in this section or elsewhere in this Agreement, provisional injunctive or other provisional equitable relief may be sought by the parties without first submitting the subject dispute to arbitration so long as injunctive relief is otherwise warranted by applicable law.

15.2 Qualifications of Arbitrators; Expenses.

(a)       The arbitrators in the arbitration proceeding provided for in this Article 15 shall be individuals experienced in the energy construction industry and competent to pass on the matter presented for arbitration.

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(b)       Supplier, on the one hand, and Purchaser, on the other, shall share equally the compensation and expenses of the arbitrators as well as all fees imposed by the AAA. Supplier and Purchaser shall be responsible for their own costs and legal fees, if any. Notwithstanding the foregoing, a majority of the arbitrators shall be empowered to award the prevailing Party its costs, expenses and/or legal fees.

15.3    Performance During Dispute. While any controversy, dispute or claim arising out of or relating to this Agreement is pending, Purchaser and Supplier shall continue to perform their obligations hereunder notwithstanding such controversy, dispute or claim.

15.4    Consolidation. No arbitration arising under this Agreement shall include, by consolidation, joinder or any other manner, any person or entity not a Party to this Agreement, unless (a) such person or entity is substantially involved in a common question of fact or law, (b) the presence of such person or entity is required if complete relief is to be accorded in the arbitration, and (c) such person or entity has consented to such inclusion.

15.5    Language. All arbitration proceedings shall be conducted in the English language.

ARTICLE 16

GENERAL PROVISIONS

16.1    Waiver. No delay or omission by the Parties hereto in exercising any right or remedy provided for herein shall constitute a waiver of such right or remedy nor shall it be construed as a bar to or waiver of any such right or remedy on any future occasion.

16.2    Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the successors and permitted assigns of Supplier and Purchaser. Except as set forth herein, neither Supplier nor Purchaser may assign, convey or transfer this Agreement, in whole or in part, except upon the prior written consent of the other Party hereto, which consent shall not be unreasonably withheld, and any such purported transfer or assignment shall be null and void. Notwithstanding any permitted assignment hereunder, the assignor shall remain liable to the other Party for all duties and responsibilities hereunder unless affirmatively recited by the other Party.

16.3    Permitted Assignments. Notwithstanding Section 16.2 above, (i) either Party may transfer or assign its rights, benefits and obligations under this Agreement to an Affiliate; provided, that if requested by Purchaser, Supplier shall execute and deliver a guaranty of the performance hereunder by such an assignee, (ii) Purchaser may assign its rights, benefits and obligations under this Agreement to any purchaser of the Project; provided, that Purchaser may not transfer or assign this Agreement in whole or in part to a wind turbine design or manufacturing competitor of Supplier without the prior written consent of Supplier, which consent may be withheld in Supplier’s sole discretion and which may be conditioned upon the creditworthiness of the purchaser, (iii) Supplier is authorized to subcontract any portion of its duties under this Agreement to a third party or to delegate its obligations hereunder, in the ordinary course of its business, without reducing the scope of Supplier’s undertakings, obligations, and commitments to Purchaser, provided that Supplier agrees that it will not use any supplier for any Major Turbine Components not listed on Exhibit H without Purchaser’s advance written consent, such consent not to be unreasonably withheld,

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conditioned or delayed, and (iv) a Party, without the consent of the other Party, may assign its interest in this Agreement to a lender, collateral trustee, security trustee or similar entity as collateral security for any financing entered into by the assigning Party, including a lease financing. The non-assigning Party shall, upon fifteen (15) days’ prior written request from the assigning Party, execute a consent containing customary terms and conditions, to any such collateral assignment. Further, notwithstanding Section 16.2 above, Purchaser shall have the right to assign no less than all of its rights, duties and obligations under the Turbine Supply Documents to any third party, subject to, and conditioned upon, the prior written consent of Supplier, which shall not be unreasonably withheld, conditioned, or delayed; provided however that any such assignment is conditioned upon the receipt of a guarantee for the benefit of Supplier of the performance of the contract obligations, including payment security, in a form acceptable to Supplier, in its sole and absolute discretion. Any such assignment to a third party also shall be subject to the following: (i) prior to the effectiveness of such assignment, the third party assignee shall agree to revisions to the Turbine Supply Documents as determined by Supplier to be reasonably necessary, to effect the purchase and installation of the Turbines by the third party assignee at a project site to be determined between Supplier and any such third party assignee, (ii) the third party assignee shall assume all of the duties, obligations, restrictions and covenants of Purchaser under the Turbine Supply Documents, as revised, (iii) any monies or other consideration received by, or otherwise payable to, Purchaser from the third party assignee in connection with such assignment, in excess of the Down Payment and any Progress Payments actually paid by Purchaser to Supplier, other than the reasonable actual documented expenses incurred by Purchaser in connection with the assignment of the Turbine Supply Documents to the third party, shall be paid to Supplier and (iv) Purchaser shall pay to Supplier all of Supplier’s costs associated with such assignment from Purchaser to the third party assignee, including but not limited to all of Supplier’s costs (including reasonable legal fees) incurred in connection with the revision of the Turbine Supply Documents, within thirty (30) days of receipt of an applicable invoice from Supplier.

16.4    Notices.

(a)       Any notice required or authorized to be given hereunder or any other communications between the Parties provided for under the terms of this Agreement shall be in writing (unless otherwise provided) and shall be served personally or by reputable express courier service or by facsimile transmission addressed to the relevant Party at the address stated below or at any other address notified by that Party to the other as its address for service. Any notice so given personally shall be deemed to have been served on delivery, any notice so given by express courier service shall be deemed to have been served two (2) Business Days after the same shall have been delivered to the relevant courier, and any notice so given by facsimile transmission shall be deemed to have been served on dispatch. As proof of such service it shall be sufficient to produce a receipt showing personal service, the receipt of a reputable courier company showing the correct address of the addressee or an activity report of the sender’s facsimile machine showing the correct facsimile number of the Party on whom notice is served and the correct number of pages transmitted.

(b)       The Parties’ addresses for service are:

To Purchaser:	UPC Wind Acquisition V, LLC
c/o UPC Wind Management, LLC
85 Wells Ave., Suite 305

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Attn:	Newton, MA 02459
	General Counsel
	Facsimile:	(617) 964-3342
	Telephone:	(617) 964 3340

To Supplier:	Clipper Turbine Works, Inc.
	6305 Carpinteria Avenue, Suite 300
	Carpinteria, California 93013
	Attn:	General Counsel
	Facsimile:	805.899.1115
	Telephone:	805.690.3275

with a copy to:	Chadbourne & Parke LLP
	300 South Grand Avenue, Suite 3300
	Los Angeles, CA 90071
	Attn:	Edward W. Zaelke
	Facsimile:	213.622.9865
	Telephone:	213.892.1000

16.5   Governing Law. This Agreement and all matters arising hereunder or in connection herewith shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

16.6   Amendments. This Agreement may be modified or amended only by an instrument in writing signed by the Parties hereto.

16.7   Attachments Incorporated. The preamble and recitals of this Agreement, and the Exhibits attached hereto, are hereby incorporated into and made a part of this Agreement.

16.8   Entire Agreement. The terms and conditions set forth herein, together with those set forth on all Exhibits attached hereto, constitute the complete statement of the agreement between Supplier and Purchaser relating to the subject matter hereof. No prior statement or correspondence shall modify or affect the terms and conditions hereof. Prior representations, promises, warranties or statements by Supplier or Purchaser, or by any agent or employee of Supplier or Purchaser, that differ in any way from the terms and conditions hereof shall be given no effect.

16.9   Confidentiality. Each Party agrees to keep the terms and provisions of this Agreement and all materials and information that each receives pursuant hereto or in connection herewith or in connection with the Project in the strictest confidence and not to disclose any of the foregoing to any party other than the respective lenders, investors, attorneys, accountants, Affiliates, officers and directors of each Party or as such Party may be required by law, court order or in any litigation to disclose. This Section 16.9 shall survive the termination of this Agreement. Notwithstanding the foregoing, Supplier shall be entitled to announce by press release or other means that it has agreed to furnish the Turbines for the Project. The Parties agree that, with respect to press releases concerning the Project, they will endeavor to cooperate and share information with one another so that the Parties are identified, to the extent practicable in press releases regarding the

29

Project. Supplier and Purchaser will each provide copies of all press releases issued regarding the Project to the other. Furthermore, the restrictions of this Section 16.9 shall not prohibit or restrict Supplier from using or disclosing the availability and performance data from the Project in connection with its sales, maintenance and other internal purposes; provided, however, that no specific reference shall be made to the Project in connection with the disclosure of such data.

16.10   Counterparts. This Agreement may be executed by the Parties in one or more counterparts, all of which taken together, shall constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes (and such signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes).

16.11   English Language Documents. Any document, manual, certificate or notice required or authorized to be given hereunder for the operation of the Project shall be provided in the English language.

16.12   Severability. In case any provision in this Agreement is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be affected.

16.13   Headings. The headings and captions used in this Agreement are inserted for reference and convenience only and the same shall not limit or construe the sections, articles or paragraphs to which they apply or otherwise affect the interpretation thereof.

16.14   Agreement Revisions. Following the execution of this Agreement by the Parties, if either Party requests a change to the Agreement in order to (i) correct any inconsistency contained within the Agreement or among the Turbine Supply Documents or (ii) clarify any ambiguities in the Agreement to reflect the intent of the Parties, then the Parties agree to work in good faith to amend the language of the Agreement to conform to any such requested change.

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IN WITNESS WHEREOF, this Agreement has been executed and delivered by the duly authorized representatives of Purchaser and Supplier as of the date first written above.

CLIPPER TURBINE WORKS, INC., a Delaware corporation

By:	/s/ Robert Gates

Name:	Robert Gates

Title:	Sr. Vice Pres

Upc 2011

[Signature Page to Turbine
Supply Agreement]

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the duly authorized representatives of Purchaser and Supplier as of the date first written above.

UPC WIND ACQUISITION V, LLC, a Delaware limited liability company

By:	/s/ Paul Gaynor

Name:	Paul Gaynor

Title:	President

Upc 2011

[Signature Page to Turbine
Supply Agreement]

APPENDIX I

DEFINITIONS

“Additional Cost Event” means (a) an Emergency, (b) a Force Majeure Event or an Operating Force Majeure Event, (c) damage caused by an act or omission of the Owner or a third party (other than an Affiliate, Subcontractor or other agents or designees of the Operator) which is required to be repaired in order for the Turbines to be operated and maintained in accordance with the standard set forth in this Agreement, or (d) the receipt by the Operator of a written request from the Owner for the Operator’s performance of Additional OMS Services.

“Affiliate” means, with respect to any Party, any Person or entity which, directly or indirectly, is in control of, or is controlled by, or is under common control with such Party or any Subsidiary of such Party. For the purposes of this definition, control of a Party shall mean the power, direct or indirect, (a) to vote in excess of fifty percent (50%) or more of the securities having ordinary voting power for the election of directors, (b) to direct or cause the direction of the management and policies of such Party, whether by contract or otherwise.

“After Tax Value” means an amount equal to the sum of any payment, credit or other original amount (the “Original Amount”) plus an amount that will cause the recipient to retain a sum equal to the Original Amount after federal income taxes at the highest marginal rate are or would be imposed on the After Tax Value.

“Agreement” means the Supply Agreement, the Warranty Agreement or the OMS Agreement, as the context requires.

“Ancillary Parts and Equipment” means those ancillary parts, materials and equipment listed in Exhibit A to the Supply Agreement, which are typically required, together with the Major Turbine Components, to form a Turbine.

“Annual Windsystem Availability” or “AWA” has the meaning given in Exhibit A to the Warranty Agreement.

“Availability” has the meaning given in Exhibit A to the Warranty Agreement.

“Available Hours” has the meaning given in Exhibit A to the Warranty Agreement.

“Average Nominal Measured Energy” or “ANME” has the meaning given in Exhibit C to the Warranty Agreement.

“AWA Period Revenue” shall have the meaning given in Exhibit A to the Warranty Agreement.

“Base Hours” has the meaning given in Exhibit A to the Warranty Agreement.

“Business Days” means Monday through Friday of each week, except holidays in which commercial banks in the United States are required or permitted to close.

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“Change in Law” means, after the date hereof, the enactment, modification or repeal or any Governmental Requirements, or any change in the interpretation of any Governmental Requirements by any Governmental Authority or court of law, that materially affects Supplier’s schedule for performing any of its obligations hereunder; provided a change in applicable tax law shall not constitute a “Change in Law” hereunder.

“Commencement Date” means the date upon which the Supplier shall have timely received the entirety of (a) the Down Payment, (b) the Parent Guaranty, and such other fees as may be applicable.

“Commissioning” or “Commissioning Work” means the installation inspection, field commissioning and acceptance testing, and controller power-up test, and start-up work to be conducted by Supplier under the Supply Agreement, for each Turbine, in accordance with the Commissioning and Start-Up Procedures.

“Commissioning and Start-Up Procedures” means the field commissioning and acceptable testing and start-up test and inspection procedures set forth on Exhibit O of the Supply Agreement.

“Commissioning Certificate” means a certificate issued by Supplier to Purchaser, in the form attached as Exhibit M to the Supply Agreement, following completion of Commissioning of each Turbine.

“Complete” or “Completion” shall mean, with respect to any Turbine, that (i) all Turbine Components have been delivered to the Project Site and installed in accordance with the Installation Procedures, (ii) Purchaser has completed the necessary terminations and connections of the collection lines and the SCADA communication lines into the controller in the base of the Turbine Tower using the collection lines and SCADA communication lines supplied by Purchaser, and (iii) the Turbine has been Commissioned.

“Completion Schedule” shall mean the schedule for the completion by Supplier and Purchaser, as applicable, of Turbine installation and Commissioning as set forth in Exhibit T to the Supply Agreement.

“CPI” shall mean the Consumer Price Index for the United States City Average, All Urban Consumers (CPI-U), All Items (base index year 1982-1984=100), as published by the United States Department of Labor, Bureau of Labor Statistics.

“Default Rate” means a per annum rate of interest equal to the lesser of (a) the maximum rate permitted by law and (b) twelve percent (12%) per annum.

“Defect” means a defect in any part or component of a Turbine covered under the Standard Warranty that causes such part or component to fail during the Warranty Period. A component is deemed to have “failed” only when it either (i) breaks, or (ii) ceases to perform the operation for which it was designed, intended or installed; provided, however, that normal wear and tear shall not constitute failure.

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“Delivery” or “Delivered” means when a Supply Item is made available by Supplier for pickup by Purchaser at its respective Designated Delivery Location, provided however, that Purchaser may not take custody and control of the said Supply Item until the applicable Progress Payment has been made by Purchaser and received by Supplier.

“Delivery Schedule” shall mean the schedule as set forth in Exhibit L to the Supply Agreement for the Delivery by Supplier of the Supply Items to the Designated Delivery Locations.

“Designated Delivery Location” shall have the meaning given in Section 5.4 of the Supply Agreement.

“Down Payment” shall have the meaning given in Section 3.1 of the Supply Agreement.

“Down Payment Date” shall have the meaning given in Section 3.1 of the Supply Agreement.

“Effective Date” shall mean the date of the Supply Agreement.

“Electrical Infrastructure” means the pad mounted transformers, feeder lines, high voltage feeder lines, switches and all other related facilities owned by Purchaser through which the electrical power generated by the Turbine is transferred from the point of connection at the Turbine Controller to the Interconnection Facilities.

“Emergency” means an event occurring at the Project Site, or the Maintenance and Spare Parts Facility or any adjoining property that poses actual or imminent risk of serious personal injury or material physical damage to the Project, or parts thereof, requiring immediate preventative or remedial action.

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, environmental release or threatened environmental release of any Hazardous Substance or to health and safety matters, including the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. §§ 9601 et seq.; the Resource Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C. §§ 6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. §§ 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. §§ 2601 et seq.; the Clean Air Act, 42 U.S.C. §§ 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. §§ 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. §§ 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001 et seq.; the Hazardous Material Transportation Act, 49 U.S.C. §§ 1801 et seq. and the Occupational Safety and Health Act, 29 U.S.C. §§ 651 et seq.; and any state and local counterparts or equivalents, in each case as amended from time to time.

“EPC Contract” means that certain agreement(s), if any, by and between Purchaser and EPC Contractor(s), for the erection of the Turbine and the design, supply, construction, installation and commissioning of (i) crane pads, laydown areas, temporary construction roads

I-3

and storage yards, (ii) permanent roads, Turbine foundations and transformer foundations, (iii) the Electrical Infrastructure, (iv) the SCADA System, including communication lines, (v) any control and operation and maintenance buildings and facilities (vi) and other civil and electrical elements and other work for the Project.

“EPC Contractor(s)” means such person or entity selected by Purchaser as principal contractor for performing work under the EPC Contract.

“Escrow Agent” means such party as agreed upon by Supplier and Purchaser to serve as the escrow agent.

“FAA” means the Federal Aviation Administration.

“Final Assembly Work” shall mean the final assembly work for the completion of Turbine component assembly, as set forth in Exhibit P to the Supply Agreement, prior to the installation of the Turbine.

“Financing Documents” means the financing agreement, by and among the Purchaser or one of its Affiliates, and the lenders or other financial institutions from time to time party thereto by which the Purchaser or one of its Affiliates intends to raise capital to finance the construction of the Project.

“Force Majeure Event” means any event beyond the reasonable control of the Party affected which materially affects its performance hereunder, including, without limitation: war, hostilities, insurrection, riot, vandalism or other public disorder or civil disturbance; terrorism; perils at sea, acts of God, fire, hurricanes, tornadoes (including tornado watches or warnings for the Project Site issued by the National Weather Service), mudslides, hail, earthquakes, lightning, other extreme weather conditions, and, during Commissioning or repairs, wind in excess of fifteen (15) meters per second or that would make necessary lifting unsafe, but only for so long as such winds persist; expropriation or confiscation; strikes, lockouts or other labor disputes; perils at sea; or unforeseen delays in transportation or shipping, including with respect to roadways, harbors, ports and other transportation and shipping infrastructure; any Change in Law; or damage to any part of Supplier’s factories or assembly plants, or the factories or assembly plants of its Subcontractors. Force Majeure Events shall include those Force Majeure Events experienced by any of Supplier’s Subcontractors in circumstances where Supplier is not able to reasonably reallocate the work of that Subcontractor to an alternative vendor.

“Germanischer Lloyd” means Germanischer Lloyd Windenergie GMBH.

“Germanischer Lloyd Turbine Certification”, “GL Certificate” or “GL Certified” means a certification of the Turbine to be issued by Germanischer Lloyd.

“Governmental Authority” means the government or any federal, state, municipal or other political subdivision in which the Project is located, or any other governmental or political subdivision thereof exercising jurisdiction over the Project or, with respect to their rights and obligations hereunder or, with respect to the Project, the Parties, including all agencies and instrumentalities of such governments and political subdivisions.

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“Governmental Requirements” means all laws, statutes, codes, rules, regulations, orders, and decrees of any Governmental Authority in effect on the date hereof, including all authorizations, consents, registrations, exemptions, Permits and licenses with or from any Governmental Authority, applicable to the Project or, with respect to their rights and obligations hereunder or with respect to the Project, the Parties.

“Guarantor” means UPC Wind Partners, LLC as guarantor under that certain Guaranty to be entered into between Supplier and UPC Wind Partners, LLC.

“Hazardous Substances” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Independent Engineer” means Garrad Hassan, Germanischer Lloyd, the National Renewable Energy Laboratory, or Global Energy Concepts, or such other independent engineer as mutually agreed.

“Installation Procedures” means the procedures for the proper (i) assembly, erection and installation of the Towers on the Turbine foundations supplied by Purchaser, (ii) grouting of the Turbines to the Tower foundations and tightening of all bolts using the appropriate torque; (iii) assembly, erection and installation of the Turbine Nacelles and Turbine Blades upon the Towers as specified in the Turbine Specifications, Prudent Wind Industry Practices and Prudent Electrical Industry Practices; (iv) installation and testing of the Turbine electrical cables, communication cables, and control panels within the Turbine, and (v) connection of the cables from each Turbine Nacelle to the main circuit breaker within the ground controllers, all in accordance with the Turbine Installation Manual.

“Installation Work” means the work required pursuant to the Installation Procedures to assemble, erect and install the Turbines.

“Intellectual Property Rights” means and refers to all patents, copyrights, trademarks, service marks, trade secrets and all similar and related intellectual property rights protected under any statutes, laws, codes, rules or regulations and any licenses and other rights obtained by Supplier or its Affiliates from third parties.

“Interconnection Facilities” means all the land rights, materials, equipment and facilities to be installed by Purchaser for the purpose of interconnecting the Turbines to the Project’s substation so as to permit the delivery of electrical energy generated by the Turbines to the interconnection point within the Project’s substation, which shall include, but shall not be limited to, electrical interconnection, switching, metering, relaying, communication and safety equipment.

“Lenders” shall mean those lenders providing financing for the Project.

“Maintenance and Spare Parts Facility” means the location from which Operator will perform the OMS Services.

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“Major Turbine Components” means the Turbine Nacelle, Turbine Controller, Turbine hub, Turbine Blades and Tower for each Turbine, as such items are more particularly described in the Turbine Specifications.

*****

“Nominal Expected Energy” or “NEE” has the meaning given in Exhibit C of the Warranty Agreement.

“Nominal Measured Energy” or “NME” has the meaning given in Exhibit C of the Warranty Agreement.

“OMS Agreement” means that certain Operation and Maintenance Service Agreement, executed or to be executed between Supplier (or an Affiliate of Supplier) and Purchaser (or an Affiliate of Purchaser) of even date herewith, pursuant to which Supplier (or an Affiliate of Supplier) will operate, maintain and service the Turbines.

“OMS Manual” means the detailed operations, and maintenance service manual for the Turbines supplied to Purchaser by Supplier, together with any future updates and supplements thereto provided by Supplier.

“Operating Force Majeure Events” means any event beyond the reasonable control of Supplier or Operator, as applicable, including, without limitation, (i) war, hostilities, insurrection, riot, vandalism or other public disorder or civil disturbance; acts of God, fires, hurricanes, thunder storms (including thunder storm watches or warnings declared for the area including the Project Site by the National Weather Service), tornadoes (including tornado watches or warnings declared for the area including the Project Site by the National Weather Service), mudslides, hail, earthquakes, lightning (including lightning blade strikes), or explosions; expropriation or confiscation, strikes, lockouts or other labor disputes, a Change in Law; epidemic or quarantine; damage or obstruction to any part of the Project caused by persons other than Supplier, its Affiliates or their respective Subcontractors; a condition at the Site that would not reasonably have been discovered by a project supplier comparable in experience to Supplier conducting a competent and diligent visual inspection, (ii) wind velocity at a constant speed or in gusts such that a reasonably prudent professional qualified operator engaged in the business of performing routine maintenance on wind energy generation facilities comparable to the Project owned by it, acting for the advancement and protection of its own economic interests, would not make the required repair at such time due to risks to persons or property, (iii) with respect to the Turbines, any conditions at the Project Site that are either outside the operating parameters or standards for an IEC Class IIB wind turbine, as published as of the Effective Date by the IEC, or outside the operating parameters or standards for the Turbine, as set forth in the Turbine Specifications, which operating parameters or standards may include, without limitation, conditions involving ambient temperatures or wind speed and/or turbulence at the air density at the Project Site, (iv) delays caused by inclement weather within the vicinity of the Project Site and affecting the operation of the Project to the extent that such inclement weather is materially greater than that normally experienced for the time of year and locality and (v) unavailability of the grid for any reason not caused by Supplier. The failure to provide Interconnection Facilities

I-6

that are energized and operational in a manner that will permit the transmission and sale of power from a Turbine and related Electrical Infrastructure shall be deemed an Operating Force Majeure Event with respect to such Turbine until such time as the Interconnection Facilities are provided and sufficiently operational with respect to each such Turbine.

“Operator” shall mean the person or entity hired by Project Manager to operate the Project pursuant to the OMS Agreement.

“Party” and “Parties” has the meaning given in the Preamble to the Supply Agreement.

“Permit” means any valid waiver, exemption, variance, franchise, permit, authorization, license or similar order, of or from any federal, state, county, municipal, local, regional, or other governmental body, instrumentality, agency, authority, court or other body having jurisdiction over the matter in question.

“Power Curve” means the energy values produced by the Turbines at the various wind speed bands set forth in Exhibit C-2 of (the Warranty Agreement.

“Power Curve Warranty Buydown” means any payment made pursuant to Section 3.3(c) of the Warranty Agreement.

“Progress Payment” shall have the meaning given in Section 3.3 of the Supply Agreement.

“Project” has the meaning given in the Recitals of the Supply Agreement.

“Project Completion” shall occur upon the Completion of the Turbines.

“Project Completion Certificate” shall mean a certificate, in the form attached as Exhibit N to the Supply Agreement, delivered by Supplier to Purchaser following Completion of Commissioning of the Turbines.

“Project Site” means the site described in Exhibit Q of the Supply Agreement.

“Proven Power Curve Percentage” or “PPCP” shall have the meaning given in Exhibit B to the Warranty Agreement.

“Prudent Electrical Industry Practices” means those practices, methods, standards and acts (including those engaged in or approved by a significant portion of the power industry for similar facilities in the United States) that at a particular time in the exercise of good judgment would have been expected to comply with Governmental Requirements, and to promote safety, environmental protection, economy and expedition.

“Prudent Wind Industry Practices” means standards and practices that are widely accepted by the wind energy industry for wind projects of this size and that are prudently applied and reasonably anticipated and intended to maximize output and productivity of the Turbines, consistent with their intended design lives.

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“PTC Benefits” means the tax credits that Purchaser may be eligible to claim for the production of renewable energy by the Project in accordance with Section 45 of the United States Internal Revenue Code, as in effect as of the date of this Agreement.

“Purchaser” includes the named Purchaser identified in the Preamble to the Supply Agreement and its successors and permitted assigns.

“Purchaser Permits” mean all Permits required in connection with the development, construction, ownership and operation of the Project, other than the Supplier Permits.

“SCADA System” means a supervisory control and data acquisition system, including a central computer and related software, whether supplied and installed by Supplier or by a third party, as more particularly described in the SCADA System Specifications.

“SCADA System Installation Manual” means the manual attached to the Supply Agreement as Exhibit V.

“SCADA System Specifications” means those specifications set forth on Exhibit U to the Supply Agreement, pertaining to the SCADA System.

“Services” shall mean the Commissioning Work.

“Site Agreements” means any agreement between Purchaser, Project Manager, Supplier or Operator, and any third party, with respect to the operation or maintenance of the Project.

“Subcontractors” means such subcontractors, consultants or suppliers which in the Supplier’s reasonable judgment may be necessary to complete Supplier’s duties and obligations under the Supply Agreement.

“Supplier” includes the named Supplier identified in the Preamble to the Supply Agreement and its successors and permitted assigns.

“Supplier Permits” means the Supplier Permits listed on Exhibit R to the Supply Agreement.

“Supply Agreement” means the Turbine Supply Agreement dated as of December 31, 2007 by and between Supplier and Purchaser and any amendments thereto.

“Supply Items” means, collectively, the Major Turbine Components and Ancillary Parts and Equipment.

“Supply Obligations” means Supplier’s obligations under the Supply Agreement to (i) supply Purchaser the Supply Items and (ii) provide Purchaser certain services in connection with the Supply Items, including (a) supplying, packing, shipping and Delivering all Supply Items to their Designated Delivery Locations; (b) at Purchaser’s request, providing a technical adviser to be present at the Project Site during Turbine Installation; and (c) performing the Commissioning Work.

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*****

“Testing Engineer” means Garrad Hassan Germanischer Lloyd, the National Renewable Energy Laboratory, or Global Energy Concepts, or such other independent engineer as mutually agreed.

“Tower” means each 77.4 meter steel tubular tower component of a Turbine having a hub height of approximately eighty meters (80 m) (measured from the base of such tower to the center of the Turbine hub) upon which a Turbine Nacelle shall be mounted, including all ladders, platforms, internal lighting, safety equipment, and all parts and assemblies necessary for a complete turbine tower, all as further described in the Turbine Specifications.

“Tower Foundation Requirements” means Supplier’s requirements for the foundation upon which the Towers are to be erected (which shall specify foundation loads, bolt configuration, cable configuration and grounding requirements).

“Transferee Agreement and Acknowledgement” means the Agreement and Acknowledgement executed by Owner and delivered to Supplier in the form attached hereto as Exhibit K to this Agreement.

“Transmission Facilities” mean the underground and/or overhead distribution, collection and transmission lines; underground and/or overhead control, communications and radio relay systems and telecommunications equipment; energy storage facilities; interconnection and/or switching facilities, circuit breakers, transformers; cables, wires, fiber, conduit, footings, foundations, towers, poles, crossarms, guy lines and anchors, and any related or associated improvements, fixtures, facilities, appliances, machinery and equipment.

“Turbine” has the meaning given in the Recitals to the Supply Agreement.

“Turbine Blade” means a turbine blade component of a Turbine (each Turbine shall have three (3) Turbine Blades).

“Turbine Component Storage Requirements” means Supplier’s standard requirements for storage and maintenance of Turbine Components pending installation.

“Turbine Controller” means the circuit breaker and controller equipment for each Turbine as further described in the Turbine Specifications.

“Turbine Installation Manual” means Supplier’s detailed manual for the Installation Work.

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“Turbine Nacelle” means the turbine nacelle component of a Turbine, including gearbox, generators, blade pitch controls, brakes, hydraulic systems, lightning protection system, and nacelle yaw controls, and associated control and ancillary equipment.

“Turbine Specifications” means those specifications set forth in Exhibit S to the Supply Agreement pertaining to the Turbines.

“Turbine Supply Documents” means, collectively, the Supply Agreement, the Warranty Agreement, the OMS Agreement and all other agreements, documents or other instrument executed and delivered by the Parties hereto in connection with the supply, installation (if applicable) and maintenance of the Turbines.

“Warranted Power Curve Percentage” or “WPCP” has the meaning given in Exhibit B to the Warranty Agreement.

“Warranties” means the Standard Warranty, the Availability Warranty, the Power Curve Warranty, the Sound Warranty, and the IP Warranty given hereunder.

“Warranty Agreement” means that certain warranty agreement by and between Supplier and Purchaser of even date herewith, pursuant to which Supplier makes certain covenants and warranties to Purchaser with respect to the Major Turbine Components supplied pursuant to this Agreement.

“Warranty Period Year” means, for the Turbines, the period beginning on the earlier of (a) the date of Project Completion, or (b) six (6) months after the last Major Turbine Component is Delivered to Purchaser, and ending exactly twelve (12) months thereafter, and each of the following four (4) twelve (12) month thereafter; provided, however that the last of such periods shall not extend beyond the end of the Warranty Period.

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[2012 TSA]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT. THE REDACTIONS ARE INDICATED WITH FIVE ASTERISKS (“*****”).  A COMPLETE VERSION OF THIS AGREEMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Execution Copy

TURBINE SUPPLY AGREEMENT

BY AND BETWEEN

UPC WIND ACQUISITION V, LLC

AND

CLIPPER TURBINE WORKS, INC.

ARTICLE 1	DEFINITIONS AND RULES OF INTERPRETATION	1
1.1	Definitions	1
1.2	Rules of Interpretation	1

ARTICLE 2	SUPPLY AND OTHER OBLIGATIONS OF SUPPLIER	2
2.1	Supply and Commissioning Obligations	2
2.2	Permits; Governmental Requirements	3
2.3	Purchaser’s Right to Inspect	3
2.4	Subcontractors:	3
2.5	Safety	4
2.6	Independent Contractor	4

ARTICLE 3	PURCHASE PRICE AND PAYMENT	4
3.1	Purchase Price	4
3.2	Taxes	4
3.3	Progress Payments	4
3.4.	Punch List Retainage	6
3.5	Purchaser’s Credit Support	6
3.6	Warranty Agreement	6
3.7	Operations and Maintenance Service Agreement	6

ARTICLE 4	DUTIES AND OBLIGATIONS OF PURCHASER	7
4.1	Purchaser’s Obligations	7
4.2	Cooperation with Supplier; Purchaser’s Representative	8
4.3	Permits; Governmental Requirements	8
4.4	Safety	8
4.5	Intellectual Property Rights: Licenses and Obligations	9
4.6	Transfer,	10
4.7	Access to Information	10

ARTICLE 5	COMMENCEMENT, DELIVERY AND SHIPMENT	11
5.1	Commencement	11
5.2	Shipping Arrangements	11
5.3	Delivery Schedule	11
5.4	Designated Delivery Locations	11
5.5	Delay Delivery Damages:	12

ARTICLE 6	FINAL ASSEMBLY WORK, INSTALLATION WORK, COMMISSIONING WORK AND PROJECT COMPLETION	12
6.1	Final Assembly Work and Turbine Installation	12
6.2	Commissioning	12
6.3	Project Completion	13
6.4	Purchaser Delays	13

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(continued)

ARTICLE 7	FORCE MAJEURE EVENTS	13
7.1	Excused Performance	13

ARTICLE 8	CHANGE ORDERS	14
8.1	Change Order	14
8.2	Change Order Process	14
8.3	No Change	14
8.4	Scope Changes Caused by a Force Majeure Event	15
8.5	Scope Changes Caused by Events within the Control of Purchaser	15

ARTICLE 9	LIMITATION OF LIABILITY	15
9.1	Supplier Not Responsible for Purchaser’s Work	15
9.2	Overall Limitation of Liability	15
9.3	Consequential Damages:	16

ARTICLE 10	TITLE AND RISK OF LOSS; INSURANCE	16
10.1	Title to Supply Items	16
10.2	Risk of Loss	16
10.3	Insurance	16

ARTICLE 11	REPRESENTATIONS AND WARRANTIES OF SUPPLIER	20
11.1	Due Organization; Good Standing	20
11.2	Due Authorization	20
11.3	Execution and Delivery	20
11.4	Governmental Approvals	20
11.5	Supply Items; Services	20

ARTICLE 12	REPRESENTATIONS AND WARRANTIES OF PURCHASER	21
12.1	Due Organization; Good Standing; Qualified To Do Business	21
12.2	Due Authorization	21
12.3	Execution and Delivery	21
12.4	Governmental Approvals	21
12.5	Project Site	21

ARTICLE 13	MUTUAL INDEMNITY:	21
13.1	Mutual Indemnity	21

ARTICLE 14	DEFAULT; CURE; REMEDIES	22
14.1	Default by Supplier	22
14.2	Purchaser’s Remedies	22
14.3	Default by Purchaser	22
14.4	Supplier’s Remedies	23
14.5	Cancellation Due to a Force Majeure Event	23
14.6	Termination *****	24
14.7	Surviving Obligations	24

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(continued)

ARTICLE 15	DISPUTE RESOLUTION	24
15.1	Procedure	24
15.2	Qualifications of Arbitrators; Expenses	27
15.3	Performance During Dispute	27
15.4	Consolidation	27
15.5	Language	27

ARTICLE 16	GENERAL PROVISIONS	27
16 1	Waiver	27
162	Successors and Assigns	27
16 3	Permitted Assignments	27
16 4	Notices	28
16 5	Governing Law	29
16 6	Amendments	29
16.7	Attachments Incorporated	29
16.8	Entire Agreement	29
16.9	Confidentiality	29
16.10	Counterparts	30
16.11	English Language Documents	30
16.12	Severability	30
16.13	Headings	30
16.14	Agreement Revisions	30

iii

Exhibits

Appendix I	Definitions
Exhibit A	Ancillary Parts and Equipment
Exhibit B	Payment Schedule
Exhibit C	Spare Parts
Exhibit D	Turbine Installation Manual
Exhibit E	Foundation Loads Document
Exhibit F	Turbine Component Storage Requirements
Exhibit G	Termination Schedule
Exhibit H	Supplier’s Major Turbine Component Suppliers
Exhibit I	Supplier Account
Exhibit J	Guaranty
Exhibit K	Transferee Agreement and Acknowledgment
Exhibit L	Delivery Schedule
Exhibit M	Commissioning Certificate
Exhibit N	Project Completion Certificate
Exhibit O	Commissioning and Start-Up Procedures
Exhibit P	Final Assembly Work
Exhibit Q	Project Site
Exhibit R	Supplier Permits
Exhibit S	Turbine Specifications
Exhibit T	Completion Schedule
Exhibit U	SCADA System Specifications
Exhibit V	SCADA System Installation Manual

i

TURBINE SUPPLY AGREEMENT

THIS TURBINE SUPPLY AGREEMENT (the “Agreement” or the “Supply Agreement”) is made and entered into and effective as of December 31,2007 by and between CLIPPER TURBINE WORKS, INC., a Delaware corporation (“Supplier”), and UPC WIND ACQUISITION V, LLC, a Delaware limited liability company with a place of business c/o UPC Wind Management, LLC, 85 Wells Ave., Suite 305, Newton, MA 02459 (“Purchaser”). Supplier and Purchaser are sometimes referred to, individually, as a “Party” or, collectively, as the “Parties”.

RECITALS

WHEREAS, Purchaser desires to purchase, and Supplier desires to sell fifty (50) Clipper Windpower 2.5 MW “C-96” series wind turbine generators (each a ‘Turbine” and collectively, (the “Turbines”), each consisting of the Major Turbine Components and Ancillary Parts and Equipment (as set forth in Exhibit A hereto). Additionally, Purchaser, in connection with its purchase of the Turbines, desires to purchase and Supplier desires to provide the Commissioning Work (as defined in Appendix I hereto), all on the terms and subject to the conditions set forth herein.

WHEREAS, Purchaser shall incorporate the Turbines into a single 125 MW wind power project being developed by Purchaser to be located in the continental United States (the “Project”).

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Supplier and Purchaser, intending to be legally bound, hereby agree as follows:

AGREEMENT

ARTICLE 1

DEFINITIONS AND RULES OF INTERPRETATION

1.1       Definitions. For purposes of the Turbine Supply Documents and all schedules, exhibits and attachments thereto, and in addition to the definitions elsewhere in this Agreement and the other Turbine Supply Documents, the terms listed in Appendix I hereto shall have the respective meanings assigned to such terms in Appendix I hereto, which is incorporated herein and made a part hereof.

1.2       Rules of Interpretation. In this Agreement: (a) references to Sections and to Exhibits are, unless otherwise indicated, to Sections of and Exhibits to this Agreement; (b) the headings to Sections and Articles of this Agreement are for ease of reference only and shall not in any way affect its construction or interpretation; (c) the masculine gender shall include the feminine and neuter and the singular number shall include the plural, and vice versa, and references to persons shall include individuals, bodies corporate, unincorporated associations, companies and partnerships; and

(d) references to Parties in this Agreement shall be deemed to include references to their successors and permitted assigns.

ARTICLE 2

SUPPLY AND OTHER OBLIGATIONS OF SUPPLIER

2.1       Supply and Commissioning Obligations. Purchaser hereby agrees to purchase and, subject to the terms and provisions hereof, Supplier agrees to supply and Deliver as provided in Subsections (a) and (b) below, the Supply Items and related Services for the Turbines. With respect to the Supply Items and related Services, following Purchaser’s submittal to Supplier of the Down Payment, and subject to the compliance by Purchaser with the terms hereof, Supplier agrees to do the following respecting the Supply Items and Services:

(a)   supply, pack, and Deliver, in accordance with wind industry practice and commercially reasonable shipping carrier requirements and in an economic manner consistent with wind industry practices, all Supply Items, the SCADA System and all related components and parts (other than foundations, foundation bolts, pad mount transformers and collection lines, communication lines and related equipment to be supplied by Purchaser) necessary to install and commission wind turbine generators in the quantity set forth above that are capable of performing to the Turbine Specifications (the “Supply Obligations”);

(b)   perform the Commissioning Work, as described in Section 6.2 below.

2.1.1       Failure to Timely Deliver Down Payment. If Purchaser fails to deliver to Supplier the Down Payment on or before the Down Payment Date, then Purchaser’s right to purchase and Supplier’s obligation to sell and Deliver the Supply Items and related Services shall terminate at the option of Supplier and be of no further force or effect, provided that Supplier shall first give Purchaser five (5) days written notice to afford Purchaser the opportunity to correct its performance.

2.1.2        Spare Parts.

(a)     During the Warranty Period, Supplier shall maintain an inventory of spare parts at such location and consisting of such spare parts as Supplier, in its sole discretion, shall determine necessary for the timely operation and maintenance of the Turbines during the Warranty Period (the “Necessary Spare Parts Inventory”). The list of spare parts proposed by Supplier is attached hereto as Exhibit C. It is the intention of the parties that the Necessary Spare Parts Inventory be used and maintained during the Warranty Period in order for Supplier to fulfill its obligations under the OMS Agreement and the Warranty Agreement.

(b)     Purchaser may purchase such additional spare parts, at Purchaser’s sole expense, and maintain such additional spare parts on the Project Site, at Purchaser’s sole expense; provided that such spare parts are available from Supplier without unreasonably impacting Supplier’s production of turbines.

(c)     Within six (6) months of the date of final payment by Purchaser to Supplier of the Purchase Price, Supplier shall place into escrow with an escrow agent to be agreed upon between the parties, subject to an escrow agreement to be agreed between the parties, drawings (the “Spare Parts Drawings”) necessary for Purchaser to make or have made any spare parts for the Turbines whose manufacture are subject to intellectual property rights of Supplier. Pursuant to the terms of the agreed upon escrow agreement, Purchaser shall be provided access to the Spare Parts Drawings only if and when Supplier is unable to provide necessary spare parts for the Turbines to Purchaser due to a default under Section 14.1 (i) ,(ii), (iii) or (iv) under this Agreement.

2.1.3        SCADA System. Purchaser shall purchase the SCADA System from Supplier (exclusive of any fiber optic lines or other communication lines) for an amount equal to ***** Dollars ($*****) as may be adjusted by CCI as further described in Exhibit B. The price of the SCADA System is included in the Purchase Price.

2.1.4        [Intentionally Left Blank].

2.1.5        Other Items. Supplier has provided Purchaser with: the Turbine Installation Manual, a copy of which is set forth on Exhibit D; the Foundation Loads Document, a copy of which is set forth on Exhibit E; and the Turbine Component Storage Requirements, a copy of which is set forth on Exhibit F. No later than ten (10) days prior to the anticipated Commissioning of the first Turbine, Supplier shall provide to Purchaser the OMS Manual. Concurrently with the execution of this Agreement, Supplier and Purchaser shall deliver to the other Party the Warranty Agreement and the OMS Agreement, duly executed by each Party. At Purchaser’s request and at Purchaser’s cost, within twelve (12) months of Commissioning of the last Turbine, Supplier shall provide to Purchaser a location specific site suitability certificate from Germanischer Lloyd.

2.2       Permits: Governmental Requirements. Supplier shall secure and pay for all Supplier Permits required for the Delivery of the Supply Items to the Designated Delivery Location. Purchaser shall cooperate with Supplier in obtaining the Supplier Permits. Supplier shall have no obligation to obtain any Purchaser Permit; provided Supplier shall cooperate with Purchaser in Purchaser’s efforts to obtain and comply with Purchaser Permits. Supplier shall comply with all Governmental Requirements applicable to the performance of its obligations hereunder.

2.3       Purchaser’s Right to Inspect. Supplier shall permit Purchaser, upon ten (10) days prior written notice to Supplier, to inspect the Turbines and to visit Supplier’s Turbine manufacturing and assembly facilities for such purpose, subject in all cases to Supplier’s confidentiality requirements and reasonable safety precautions, and so long as such inspection and presence does not unreasonably interfere with or delay the completion or Delivery of the Turbines or Supplier’s performance of its obligations hereunder.

2.4       Subcontractors. Supplier may retain such Subcontractors as in Supplier’s reasonable judgment may be necessary to complete Supplier’s duties and obligations under this Agreement. Supplier shall be solely responsible to pay its Subcontractors and the use of any Subcontractor shall not limit Supplier’s obligations hereunder. The list of Supplier’s Major Turbine Component suppliers is set forth on Exhibit H. Supplier agrees that it will not use any Major Turbine

Components not listed on Exhibit H without Purchaser’s advance written consent, such consent not to be unreasonably withheld, conditioned or delayed.

2.5          Safety. Until any Supply Item has been Delivered, Supplier shall take reasonable steps to protect each Supply Item against damage, destruction or theft, and shall ensure that all Supplier Insurance covering the Turbines remains in full force and effect prior to Delivery.

2.6          Independent Contractor. In performing its duties and obligations under this Agreement, Supplier shall, at all times, act in the capacity of an independent contractor, and shall not in any respect be deemed (or act as) an agent of Purchaser for any purpose or reason whatsoever. Supplier shall have no responsibility for any of Purchaser’s Work hereunder.

ARTICLE 3

PURCHASE PRICE AND PAYMENT

3.1       Purchase Price. For the Supply Items, SCADA System and Services, Purchaser shall pay to Supplier ***** Dollars ($*****), which amount shall be adjusted pursuant to the CCI as defined in Exhibit B attached hereto (the “Purchase Price”). Purchaser shall pay to Supplier on the date of this Agreement (the “Down Payment Date”) a non-refundable amount equal to ***** Dollars ($*****) (the “Down Payment”). All payments to be made under this Agreement by Purchaser to Supplier shall be made in immediately available funds to the Supplier account set forth in Exhibit I. The Purchase Price is subject to adjustment by Change Order as provided in this Agreement.

3.2       Taxes. Supplier shall be responsible for (a) all federal and state income taxes payable by Supplier in connection with its net income, (b) all taxes in connection with the import of any Supply Item into the United States, and (c) any business license or fees arising in connection with Supplier’s business in any State. Purchaser shall be responsible for all sales and use tax and any other federal, state or local taxes imposed on the sale or use of the Supply Items and any services provided hereunder (collectively “Taxes”).

3.3             Progress Payments.

3.3.1     The remaining amount of the Purchase Price shall be paid by the Purchaser to the Supplier pursuant to the Payment Schedule set forth on Exhibit B attached hereto (the “Payment Schedule”). Upon completion of each of the milestones for the Project set forth on Exhibit B attached hereto, the corresponding portion of the Purchase Price shall be due and payable to Supplier as set forth on Exhibit B attached hereto(each, a “Progress Payment”).

(a)           Purchaser shall pay the Down Payment and each Progress Payment to Supplier in United States Dollars and in immediately available funds to the account of Supplier, identified on Exhibit I. Should Purchaser fail to make any Progress Payment when due, in addition any other remedy available to Supplier under this Agreement, or otherwise, (i) Supplier may enforce the Guaranty as set forth in Section 3.5 pursuant to its terms; (ii) such overdue amount shall bear interest until paid in full at the Default Rate, and (iii) Supplier may, without prejudice to any other rights or remedies it may have under this Agreement, stop its performance hereunder until the overdue amount and interest thereon is paid in full.

(b)   Provided that Supplier has duly performed or is reasonably performing its obligations hereunder and irrespective of any other term of this Agreement, and provided that any delay in obtaining the Project Completion Certificate within six (6) months after Delivery of the last Major Turbine Component by Supplier for the Project is not caused solely by Supplier or any of Supplier’s Affiliates or subcontractors, one hundred percent (100%) of the Purchase Price, subject to the retention of the applicable Punch List Retainage, shall be paid by Purchaser to Supplier no later than six months after Delivery of the last Major Turbine Component by Supplier for the Project.

(c)   *****

3.4       Punch List Retainage. In delivering the Project Completion Certificate as provided in Section 6.3 below hereunder, Supplier shall include an estimated cost to complete each item of Punch List Work (200% of such estimated costs being the “Punch List Retainage”). The Progress Payment corresponding to delivery of the Project Completion Certificate shall be decreased by an amount, if any, which is equal to the Punch List Retainage, and upon the completion of any item of Punch List Work to the reasonable satisfaction of Purchaser, Purchaser shall immediately pay Supplier the Punch List Retainage that was retained by Purchaser for such item of Punch List Work.

3..5          Purchaser’s Credit Support. Purchaser shall, concurrently with the delivery by Purchaser of the Down Payment, deliver to Supplier a guaranty from its parent company (the “Guaranty”) in substantially the form attached hereto as Exhibit J.

3.6           Warranty Agreement. The Parties acknowledge that, concurrent with the execution of this Agreement, the Parties shall enter into the Warranty Agreement. The cost of the first two (2) years of warranty coverage under the Warranty Agreement is included in the Purchase Price.

3.7           Operations and Maintenance Service Agreement. Concurrent with the execution of this Agreement, Affiliates of the Purchaser and Supplier shall execute an OMS Agreement whereby Supplier, an Affiliate of Supplier, or a contractor designated by Supplier and approved by Purchaser (the “Contractor”) shall provide operation and maintenance service to the Project. Pursuant to the terms of the OMS Agreement, the cost for the first two (2) years of OMS Services (other than Additional OMS Services) is included in the Purchase Price.

ARTICLE 4

DUTIES AND OBLIGATIONS OF PURCHASER

4.1       Purchaser’s Obligations. Purchaser agrees to perform the following, all on the terms and subject to the conditions of this Agreement:

4.1.1        Payment. Purchaser shall make the Down Payment, all Progress Payments and any other payments due Supplier under this Agreement when due and shall be responsible for and promptly pay all Taxes.

4.1.2        Purchaser’s Work. Purchaser shall, at its sole cost and expense, be solely responsible for all work necessary for the development, construction, completion and operation of the Project (other than the Delivery of Supply Items and the performance of the Services by Supplier) and for the installation and operation of the Turbines, which work (herein “Purchaser’s Work”) shall include the following:

(a)          Site Suitability and Access. Purchaser shall ensure that the Project Site is suitable for installation of the Turbines in accordance with the Turbine Specifications and Turbine Installation Manual and shall ensure that Supplier has continuous unfettered physical access to the Project Site during normal business hours during the performance of its Cornmissioning Work;

(b)         Acceptance and Shipment of Supply Items. Upon Supplier’s Delivery of any Supply Item to its respective Designated Delivery Location, Purchaser shall, unless otherwise agreed by the Parties, within five (5) days after notice from Supplier and at such date and time set forth in Supplier’s notice, pick up the Supply Item at its Designated Delivery Location, and ship, install or store such Supply Item at the Project Site. Purchaser shall be responsible for any reasonable costs incurred by Supplier due to Purchaser’s delay in promptly picking up and transporting off site any Supply Item upon its Delivery within said five (5) day period. Purchaser shall be solely responsible for shipment and insurance of each Supply Item once picked up;

(c)          Storage. Purchaser shall ensure that adequate staging, lay down and storage areas for the Supply Items are available and maintained at the Project Site and shall store and maintain the Supply Items pending installation in accordance with the Turbine Component Storage Requirements set forth on Exhibit F:

(d)         Tower Foundations. Purchaser shall investigate the Project Site and its soil conditions and shall design and construct the Tower Foundations in accordance with Supplier’s Tower Foundation Requirements;

(e)          Turbine and SCADA System Installation. Purchaser shall perform the Turbine Installation Work and the installation of the SCADA System, all in strict accordance with the Turbine Specifications, the Turbine Installation Manual and the SCADA System Installation Manual; and shall (i) notify Supplier of Purchaser’s proposed schedule for all such work; (ii) coordinate such work with Supplier’s Commissioning Work for the Turbines; and (iii) complete the Installation Work in such a manner so that a team of two technicians can complete the Commissioning of each Turbine within a period not to exceed three and a half (3 ½ ) Business Days, without interruption or delay on a continuous basis until all Turbines have been Commissioned;

(f)          Construction of Project. Purchaser shall (i) perform the Final Assembly Work which is set forth in Exhibit P hereto, (ii) perform all civil works (including roads, grading, maintenance facilities, meteorological towers and other items); (iii) perform all electrical works (including collection lines, Electrical Infrastructure, Transmission Facilities, Interconnection Facilities and other items); (iv) provide and install a remote terminal unit and cabling to the Substation, meteorological towers, and communications lines for the SCADA System to the Substation; and (v) provide any other items required for the operation of the Project; and

(g)         Commissioning Responsibilities. Purchaser shall ensure that at all times during Commissioning Work, each Turbine shall have a continuous supply of electricity from the grid, and that Purchaser’s utility will accept electricity generated by such Turbine. During Commissioning, Purchaser shall provide assistance, including equipment, electricians and mechanics, as may be reasonably required by Supplier to address any out of scope impacts on the completion of Commissioning. Purchaser shall arrange for the provision of full grid power to each Turbine to ensure completion of the Commissioning Work for each Turbine.

4.1.3        Other Items. On or before the date that is thirty (30) days prior to the date of Delivery of the first Major Turbine Component for the Project, Purchaser shall provide Supplier with notification of the anticipated date that Purchaser will energize the substation for the Project.

4.2     Cooperation with Supplier: Purchaser’s Representative. Purchaser shall cooperate with Supplier and, if applicable, shall cause its EPC Contractor and any other contractors engaged by Purchaser with respect to the Project (herein, “Purchaser’s Contractors”), to cooperate with Supplier, all in connection with Supplier’s performance of its obligations hereunder. Purchaser shall promptly provide Supplier with a schedule of the names and contact information for all of Purchaser’s

Contractors and shall update such schedule periodically. Purchaser designates Scott Rowland as its representative (“Purchaser’s Representative”) in dealing with Supplier with respect to this Agreement.

4.3           Permits: Governmental Requirements. Purchaser shall secure and pay for all Purchaser Permits, including any permits required for the delivery of Supply Items from the Designated Delivery Location to the Project Site. Supplier shall cooperate with Purchaser in obtaining Purchaser’s Permits. Purchaser shall have no obligation to obtain any Supplier Permit; provided that, Purchaser shall cooperate with Supplier in Supplier’s efforts to obtain Supplier Permits. Purchaser shall comply with all Governmental Requirements applicable to the performance of Purchaser’s Work.

4.4           Safety. Upon Delivery of any Supply Item to its Designated Delivery Location, Purchaser shall take reasonable steps, and shall ensure that the EPC Contractor and the Purchaser’s Contractors take reasonable steps, to protect any such Supply Item against damage or theft.

4.5           Intellectual Property Rights: Licenses and Obligations.

4.5.1        Patents. Supplier hereby grants to Purchaser under Supplier’s patent rights, only the non-exclusive right to use the Supply Items provided to Purchaser under this Agreement. Supplier expressly reserves all other patent rights, including, without limitation, the right to make, use, sell, offer for sale and import other products identical to or similar to the Supply Items. Other than the rights granted herein with respect to the Supply Items, Supplier expressly reserves all other patent rights, and Purchaser shall not have the right under Supplier’s patent rights to make, use, sell, offer for sale, or import any products or methods that infringe Supplier’s patents or to sublicense any of the foregoing rights.

4.5.2        Trade Secrets. Purchaser acknowledges that the technical, operation and maintenance, and other information it receives in connection with the Supply Items (including, without limitation, any and all firmware, software, Turbine Specifications, SCADA System Specifications, installation and operation and maintenance procedures, know-how and similar items) constitute trade secret information that is proprietary to Supplier. Supplier hereby grants to Purchaser under Supplier’s trade secret rights, the non-exclusive right to use such trade secrets only in the installation and operation and maintenance of the Supply Items. Supplier further grants to Purchaser under Supplier’s trade secret rights, the non-exclusive right to disclose such trade secrets to a third party only as necessary for the financing, installation and operation and maintenance of the Supply Items provided such third party executes a written agreement obligating it to maintain the confidentiality of the trade secret information and to return all copies of such trade secret information received and prohibiting reverse engineering, disassembly, and decompilation of any of the trade secret information. Other than the rights granted herein with respect to the Supply Items, Supplier expressly reserves all other trade secret rights. Purchaser agrees to maintain all such trade secret information in strict confidence and shall not disclose such trade secret information to any third party except in accordance with this Section 4.5.2. The obligations of confidentiality herein shall survive termination or expiration of this Agreement.

4.5.3        Copyrights. Purchaser acknowledges that the technical, operation and maintenance, and other information it receives in connection with the Supply Items (including,

without limitation, any and all firmware, software, Turbine Specifications, SCADA System Specifications, installation and operation and maintenance procedures, descriptions of know-how and similar written items) constitute copyrightable material. Supplier hereby grants to Purchaser under Supplier’s copyrights, the non-exclusive right to copy and use such copyrighted materials only in the installation and operation and maintenance of the Supply Items. Supplier further grants to Purchaser under Supplier’s copyrights, the non-exclusive right to copy the copyrightable materials and distribute such to a third party only as necessary for the installation and operation and maintenance of the Supply Items, provided such third party executes a written agreement obligating it to return all copies of such copyrightable materials received, prohibiting any further copying or distribution of such copyrightable materials, and prohibiting reverse engineering, disassembly and decompilation of any of the copyrightable materials. Other than the rights granted herein with respect to the Supply Items, Supplier expressly reserves all other copyright rights. Purchaser shall not have the right to sublicense any of the Supplier’s copyright rights or the right to create derivative works of any of the copyrightable materials. Purchaser shall not reverse engineer, disassemble or decompile any of the copyrightable materials.

4.5.4        Trademarks and Service Marks. Purchaser shall not have any rights in any trademarks or service marks, whether registered or not, that are owned or controlled by Supplier. Purchaser shall not utilize any trademark or service mark that is substantially similar to any trademarks or service marks owned or controlled by Supplier. Purchaser may reference only those trademarks or service marks owned by Supplier in its written materials; provided that, such reference clearly denotes that such is a trademark or service mark and is owned by Supplier.

4.5.5        Transfer of Title in Supply Items. Should Purchaser transfer title in any of the Supply Items to a third party, the licenses provided in this Section 4.5 shall run with such Supply Items, provided such third party executes a Transferee Agreement and Acknowledgment, in the form attached hereto as Exhibit K, acknowledging Supplier’s ownership in the respective Intellectual Property Rights and obligating itself to all of the same prohibitions and restrictions with respect to Supplier’s Intellectual Property Rights described in this Section 4.5. Purchaser acknowledges that the Supply Items may be subject to the export control laws and regulations of the United States of America and agrees to comply with all such laws and regulations regarding any export of any of the Supply Items.

4.5.6        Ownership and Injunctive Relief. All Intellectual Property Rights owned or controlled by Supplier shall remain the exclusive property of Supplier and nothing herein shall be construed as a sale, lease, loan, or transfer of any of such Intellectual Property Rights. Purchaser shall derive no rights, title or interest therein except as expressly set forth in this Agreement. Any technical information concerning the Supply Items that Purchaser acquires or develops in connection with the ownership or operation of the Turbines shall be the property of Supplier. Further, Purchaser acknowledges that a breach of the confidentiality provisions in this Agreement may cause Supplier irreparable harm and damage that may not be recoverable at law and that Purchaser shall be entitled to obtain injunctive relief in addition to any other rights or remedies Purchaser may have.

4.5.7        Government Rights. Any and all computer software and related documentation provided as part of the Supply Items are “commercial items” as that term is defined at 48 C.F.R. 2.01 (October 1995) comprising “commercial computer software” and

“commercial computer software documentation” as used in 48 C.F.R. 12.212 (September 1995) and other applicable acquisition regulations and are provided to the U.S. Government only as a commercial item and subject to the terms and conditions and all restrictions set forth in this Agreement as applicable to such computer software and related documentation. Consistent with 48 C.F.R. 12.212 and 48 C.F.R. 227.7202 (June 1995), all U.S. Government users and licensees acquire the software and its related documentation with only those rights applicable to such software and related documentation as set forth in this Section 4.5.

4.6           Transfer. Purchaser covenants and agrees that it will not sell, lease or otherwise transfer the Turbines or any part thereof unless Purchaser first obtains and delivers to Supplier a Transferee Agreement and Acknowledgment, executed by the proposed transferee. Notwithstanding anything else contained herein, Purchaser may assign in whole or in part its rights under this Agreement to an Affiliate upon notice to Supplier.

4.7           Access to Information. From the date of this Agreement through the end of the fifteenth (15th) year after Project Completion, Purchaser shall provide to Supplier prompt access to all technical, operational and maintenance and other information it receives or collects in connection with its operating the Turbines. The collection of all such data shall be at the reasonable expense of Supplier. All information provided by Purchaser hereunder shall be subject to the provisions of Section 16.9.

ARTICLE 5

COMMENCEMENT, DELIVERY AND SHIPMENT

5.1           Commencement. Subject to Section 2.1.1. Supplier shall commence performance of its obligations under this Agreement on the Down Payment Date. In addition to Supplier’s other rights and remedies hereunder, if any payment due under this Agreement is not timely made by Purchaser, the delinquent payment amount shall accrue interest at the Default Rate.

5.2           Shipping Arrangements. All Supply Items shall be delivered Ex Works at the Designated Delivery Locations. For purposes of this Agreement, each individual Supply Item and the SCADA System shall be deemed “Delivered” and Supplier shall have satisfied its delivery arrangements with respect thereto, when Supplier makes available such Supply Item and SCADA System at its Designated Delivery Location for pick up by Purchaser, provided however, that Purchaser may not take custody and control of the said Supply Item until the applicable Progress Payment has been made by Purchaser and received by Supplier. Purchaser shall be responsible for all loading and shipment of the Supply Items and SCADA System from their respective Designated Delivery Locations to the Project Site and shall pay for all costs and expenses incurred by Purchaser related thereto, including the costs of maintaining insurance on such Supply Item and SCADA System during shipment of such Supply Item and SCADA System from its respective Designated Delivery Location to the Project Site.

5.3           Delivery Schedule. The Supply Items shall be Delivered to their Designated Delivery Locations in accordance with the Delivery Schedule attached as Exhibit L (the “Delivery Schedule”); provided however, that Supplier shall use commercially reasonable efforts to work with Purchaser to revise the Delivery Schedule as necessary considering Supplier’s manufacturing schedules and Purchaser’s Project requirements. Delivery dates in the Delivery Schedule will be deemed met so long as the Supply Items are delivered to the Designated Delivery Locations on or before the date for such delivery set forth in the Delivery Schedule; provided that, Supplier shall have the right to Deliver the Supply Items up to one (1) month earlier than provided for in the Delivery Schedule. The SCADA System shall be delivered at a Designated Delivery Location mutually agreed by the Parties following the installation of the first Turbine at the Project Site by Purchaser.

5.4           Designated Delivery Locations. Unless otherwise agreed in writing by the Parties, Supplier shall Deliver the Supply Items as follows: (i) Turbine Nacelle, Turbine Controller, Turbine hub and Ancillary Parts and Equipment at Supplier’s factory near Cedar Rapids, Iowa, (ii) the Turbine Blades at such location or warehouse facility as Supplier may direct near Houston, Texas, or at another mutually agreed upon location, provided any costs associated with such other mutually agreed location be borne by Purchaser, and (iii) the Towers at the manufacturing facility located in Chattanooga, Tennessee, or at such other domestic location as Supplier may specify at any point prior to three (3) months from the Delivery date set forth in the Delivery Schedule. Each of the foregoing locations is referred to herein as a “Designated Delivery Location.”

5.5           Delay Delivery Damages. The Parties acknowledge that Purchaser will suffer damages that will be difficult to ascertain if Purchaser fails to Deliver any Major Turbine Component within thirty (30) days of the applicable date of Delivery set forth in the Delivery Schedule. Consequently, the Parties agree that Supplier will pay Purchaser, if any Major Turbine Component is Delivered thirty (30) days or more late and such delay was not due to any Force Majeure Event or breach by Purchaser of any of its obligations under this Agreement, the following amount as liquidated damages: For each full day after the first thirty (30) days following the date that the Delivery of such Major Turbine Component is delayed beyond the date specified in the Delivery Schedule, an amount equal to $***** per Turbine per day for the first fifteen (15) days after delay payments become payable, an amount equal to $***** per day for the next fifteen (15) days, and an amount equal to $***** per day thereafter (the “Delay Delivery Damages”); provided that, in no event shall the aggregate Delay Delivery Damages payable hereunder exceed ***** percent (*****%) of the pro-rata portion of the Purchase Price applicable to the Turbine for which such delayed Major Turbine Component is a component. It is understood and acknowledged by the Parties that if more than one Major Turbine Component applicable to a Turbine is delivered late, the liquidated damages applicable to the Turbine will not exceed $***** per day (for the first 15 days after delay payments become payable), $***** per day (for the next 15 days of delay payments), and $***** per day (for delay payments thereafter), as applicable. The Parties acknowledge and agree that the Delay Delivery Damages set forth above are a reasonable estimate of the damages Purchaser will suffer because of late Delivery of any Major Turbine Component and that, therefore, the Delay Delivery Damages set forth herein shall be Purchaser’s sole and exclusive remedy with respect to such Delivery delays.

ARTICLE 6

FINAL ASSEMBLY WORK, INSTALLATION WORK,
COMMISSIONING WORK AND PROJECT COMPLETION

6.1           Final Assembly Work and Turbine Installation. Purchaser shall complete the Final Assembly Work with respect to all Turbines in conformance with the procedures and requirements set forth in Exhibit P, and shall complete the Installation Work with respect to all Turbines in accordance with the Installation Procedures and, subject to Section 5.3 above, within the period of time set forth on the Completion Schedule.

6.2           Commissioning. Commissioning of the Turbines shall be conducted as follows:

6.2.1        Advance Completion Notice. No less than thirty (30) days prior to the date Purchaser expects Supplier to commence the Commissioning Work, Purchaser shall provide Supplier with written notice (the “Advance Completion Notice”) of Purchaser’s anticipated completion date of the Installation Work and the date on which Supplier shall commence the Commissioning Work (which date shall be no later than the date that Supplier is obligated to commence the Commissioning Work as set forth in the Completion Schedule). Purchaser shall use commercially reasonable efforts to schedule Turbine Installation for all Turbines in the Project so that Supplier can complete the Commissioning of each Turbine without interruption or delay on a continuous basis until all the Turbines have been Commissioned.

6.2.2        Turbine Installation Inspection. Following completion of the Installation Work with respect to any Turbine, Purchaser shall deliver a written notice of completion to Supplier (an “Installation Completion Notice”) and Supplier shall examine each Turbine in accordance with the Installation Procedures and the Turbine Installation Manual. If the Turbine fails to conform to the standards contained in the installation inspection procedures set forth in the Turbine Installation Manual, then it shall be deemed not properly installed, and Supplier shall promptly so notify Purchaser. Purchaser shall then promptly take all required action to complete the Installation Work for all Turbine(s) failing the installation inspection procedures.

6.2.3        Commissioning Work. Supplier shall perform the Commissioning Work for the Turbines in accordance with the Commissioning and Start-Up Procedures and the Completion Schedule, subject to any adjustment in the completion of the Commissioning Work, pursuant to Section 5.3 hereof, due to Supplier’s early Delivery of the Supply Items (provided, however, that Supplier’s obligation to Complete the Commissioning Work by such time set forth on the Completion Schedule shall be extended to the extent of Purchaser’s delay in completing the Installation Work). Upon completion of the Commissioning of each Turbine, Supplier shall issue to Purchaser a commissioning certificate for such Turbine in the form attached hereto as Exhibit M (each a “Commissioning Certificate”). Within five (5) days after receipt of a Commissioning Certificate, Purchaser shall either approve such Commissioning Certificate or deliver to Supplier written notice of any work remaining to be completed by Supplier (the “Punch List Work”). If Purchaser fails to deliver such notice within such five (5) day period, the Commissioning Certificate will be deemed approved by Purchaser.

6.3           Project Completion. Within five (5) days after the delivery by Supplier to Purchaser of a Commissioning Certificate for the Project’s final Turbine, Supplier shall also deliver to Purchaser a completion certificate for all Turbines in the Project (the “Project Completion Certificate”), in the form attached hereto as Exhibit N, together with a list of any remaining Punch List Work on any Turbine, a schedule for completing the Punch List Work and an estimate of the cost of each item of Punch List Work. Supplier shall thereafter promptly complete all Punch List Work.

6.4           Purchaser Delays. In the event that any of the actions of Purchaser, the EPC Contractor or any of Purchaser’s Contractors cause a delay in the performance by Supplier of the Commissioning Work, Purchaser shall pay Supplier its actual documented costs directly attributable to such delay, including wages, lodging and meals.

ARTICLE 7

FORCE MAJEURE EVENTS

7.1           Excused Performance. If either Party is rendered wholly or partially unable to perform its obligations (other than payment obligations) under this Agreement due to the occurrence of a Force Majeure Event, such Party will be excused from the affected performance obligation (other than payment obligations), provided that:

(a)   the affected Party gives the other Party notice describing the particulars of the occurrence, including an estimate of its expected duration and probable impact on the affected Party’s obligations hereunder, such notice shall be given promptly after becoming aware of the occurrence of the Force Majeure Event, and, in no event more than seven (7) days after the affected Party becomes aware or should reasonably have been aware of such occurrence;

(b)   the affected Party shall continually exercise all commercially reasonable efforts to mitigate the effect of such Force Majeure Event, remedy its inability to perform, and limit damages to the other Party and shall promptly resume its performance when the Force Majeure Event no longer impacts its ability to perform, and shall give the other Party prompt notice of its intent to resume such performance;

(c)   the suspension of a Party’s performance affected by the Force Majeure Event shall be of no greater scope and of no longer duration than is reasonably required by the Force Majeure Event;

(d)   no liability of either Party which arose before the occurrence of the Force Majeure Event shall be excused as a result of the occurrence thereof; and

(e)   no Force Majeure Event shall relieve any Party from performing those of its obligations that are not materially affected by the Force Majeure Event.

ARTICLE 8

CHANGE ORDERS

8.1           Change Order. The term “Change Order” as used herein shall mean a written instrument signed by Purchaser and Supplier, stating their mutual agreement upon any of the following: (i) a change in the fabrication or features of the Turbines (such as adding Federal Aviation Administration lighting or a cold weather package); (ii) a change in the Delivery Schedule or Completion Schedule; (iii) a change in the Commissioning Work; (iv) a change in the number of or location of Project sites; or (v) an adjustment in the Purchase Price (collectively “Scope Changes”).

8.2           Change Order Process. Purchaser may request Scope Changes within the general scope of this Agreement consisting of additions, deletions, or other revisions. If Purchaser so desires to request Scope Changes, it shall submit a change request to Supplier in writing. Within ten (10) Business Days after its receipt of any such request, Supplier shall submit a detailed proposal to Purchaser stating (a) the increase or decrease, if any, in the Purchase Price which would result from such change, and (b) the effect, if any, upon the Delivery Schedule or Completion Schedule by reason of such proposed change. Purchaser shall have five (5) days from receipt of Supplier’s detailed proposal to accept or reject in writing Supplier’s proposal in relation to the requested change. If Purchaser agrees with Supplier’s proposal, Purchaser and Supplier shall execute a Change Order reflecting the requested Scope Changes and proposed adjustments, if any, in the Purchase Price and the Delivery Schedule or Completion Schedule. In the event Purchaser disagrees with Supplier’s proposal, Purchaser shall promptly so notify Supplier, following which the Parties shall negotiate in good faith a solution which is satisfactory to both Purchaser and Supplier. Should Purchaser fail to respond to Supplier in writing within the foregoing five (5) day period, Purchaser shall be deemed to have withdrawn its requested change.

8.3           No Change. Notwithstanding anything to the contrary contained in this Agreement, Supplier shall not be obligated to proceed with any Scope Changes requested by Purchaser unless and until a Change Order is executed by the Parties in relation to such change. Further, Supplier shall not be required to implement a requested Scope Change by Purchaser if the implementation of such change would, in Supplier’s reasonable opinion, likely impair Supplier’s ability to achieve any of the performance guarantees, warranties or covenants set forth in this Agreement, the OMS Agreement, and/or the Warranty Agreement.

8.4           Scope Changes Caused by a Force Majeure Event. If a Force Majeure Event occurs that materially adversely affects Supplier’s performance of all or a portion of the sale and Delivery obligations hereunder or if such a Force Majeure Event causes any of the Commissioning Work to be temporarily or permanently prevented, Supplier shall be entitled to a Change Order reflecting such impact of such Force Majeure Event, including an extension in Supplier’s time for performance for such delay to the extent Supplier’s performance is actually delayed. In the case of a Force Majeure Event, Supplier must notify Purchaser of Supplier’s intent to request a Change Order (the “Notice of Intention”) within thirty (30) Business Days of the Force Majeure Event. Supplier shall submit to Purchaser a draft Change Order outlining, with reasonable specificity, the requested Scope Changes within ten (10) Business Days after the Notice of Intention is delivered to Purchaser.

8.5           Scope Changes Caused by Events within the Control of Purchaser. If Purchaser, EPC Contractor or any of Purchaser’s Contractors causes an event that materially adversely affects Supplier’s performance of all or a portion of the sale and Delivery obligations hereunder or if such event causes the Commissioning Work to be temporarily or permanently prevented, Supplier shall be entitled to a Change Order reflecting such impact of such event, including (i) an extension in Supplier’s time for performance for such delay to the extent Supplier’s performance is actually delayed, and (ii) an increase in the Purchase Price with respect to such additional cost to the extent such delay is caused solely by Purchaser, EPC Contractor or any of Purchaser’s Contractors. In the case of such a Purchaser caused event, Supplier must notify Purchaser of Supplier’s intent to request a Change Order (the “Notice of Intention”) within thirty (30) Business Days of the Purchaser caused event. Supplier shall submit to Purchaser a draft Change Order outlining, with reasonable specificity, the requested Scope Changes within ten (10) Business Days after the Notice of Intention is delivered to Purchaser.

ARTICLE 9

LIMITATION OF LIABILITY

9.1           Supplier Not Responsible for Purchaser’s Work. Notwithstanding anything to the contrary set forth herein, Supplier shall not have any responsibility for (a) Project Site selection, permitting or Turbine siting within the Project Site; (b) the design, supply or construction of Tower foundations; (c) the assembly, erection and installation of the Turbines or the SCADA System; (d) the design, assembly, erection and installation of any other element of the Project, (e) obtaining rights required by the Project to sell or transmit its electrical output, or (f) any other element of Purchaser’s Work, all of which are expressly the responsibility of Purchaser.

9.2           Overall Limitation of Liability. Notwithstanding anything to the contrary contained in this Agreement, in no event shall Supplier, its parent company, Affiliates and agents be liable, alone or in the aggregate, to Purchaser for any damages, claims, demands, suits, causes of action, losses, costs, expenses and/or liabilities related in any manner to this Agreement, the Warranty Agreement and the OMS Agreement in excess of an amount equal to ***** percent (*****%) of the Purchase Price, regardless of whether such liability arises out of breach of contract, guarantee or warranty, tort, product liability, indemnity, contribution, strict liability or any other legal theory; provided, however, the preceding limitation of liability shall not apply to, and no credit shall be issued against such liability for, (a) Supplier’s indemnity obligations set forth in Section 13.1 solely as they relate to claims by third Parties for bodily injury or property damage, or (b) the fraud or willful misconduct of Supplier.

9.3           Consequential Damages. Notwithstanding anything to the contrary contained in this Agreement and except as set forth in the last sentence of this Section, Purchaser and Supplier waive all claims against each other (and against each other’s parent company, Affiliates, contractors, subcontractors, consultants, vendors, suppliers and agents) for any consequential, incidental, indirect, special, exemplary or punitive damages (including, but not limited to, loss of actual or anticipated profits, revenues or product; loss by reason of shutdown or non-operation; increased expense of operation, borrowing or financing; loss of use or productivity; or increased cost of capital), and regardless of whether any such claim arises out of breach of contract or warranty, tort, product liability, indemnity, contribution, strict liability or any other legal theory. Any consequential, incidental, indirect, special, exemplary or punitive damages incurred by Supplier or Purchaser in relation to a third Party shall, for all purposes of this Agreement, be deemed consequential, incidental, indirect, special, exemplary or punitive damages in relation to any claim brought by Supplier or Purchaser against the other Party to this Agreement. Any liquidated damages payable by Supplier under this Agreement shall not be deemed consequential, incidental, indirect, or special damages for purposes of this Agreement.

ARTICLE 10

TITLE AND RISK OF LOSS; INSURANCE

10.1         Title to Supply Items. Title to any Supply Item shall transfer to the Purchaser upon (i) the Delivery of such Supply Item to its Designated Delivery Location and (ii) Purchaser’s payment of and Supplier’s receipt of, the applicable Progress Payment.

10.2         Risk of Loss. Supplier shall bear the risk of loss and damage with respect to any Supply Item (including each individual Major Turbine Component) until Delivery of such Supply Item to its Designated Delivery Location. In performing the Commissioning Work, Supplier shall be deemed a contractor of Purchaser performing the Services on Supply Items then owned by Purchaser. Upon the Delivery of any Supply Item to its Designated Delivery Location, care, custody and control of, and risk of loss or damage to, such Supply Item shall thereupon transfer to the Purchaser.

10.3         Insurance. Supplier and Purchaser shall maintain the following insurance while this Agreement is in effect:

10.3.1              Supplier Insurance.

Supplier shall carry and maintain or cause to be carried and maintained, at all times during the Term of this Agreement, insurance coverage with limits as set forth in this Section (the “Supplier Insurance”).

Marine Cargo Insurance

All property and interests of every kind and description (including materials, equipment, machinery and spares) intended for the Project or subsequent operations while in transit by land, air and/or sea. All Risks of physical loss or damage from a cause not excluded but including war, strikes, riots and civil commotions and terrorism while in transit, on a continuous open cover basis. Increased cost of working - the additional expenditure necessarily and reasonably incurred for the purpose of avoiding or reducing delay which, without such expenditure would have taken place.

Property

At all times the Supplier’s factory premises, plant, machinery, raw materials and finished stocks all related to and comprising the Project under a property insurance in an amount equal to the full replacement value of the above named items for “all risks” of physical loss or damage including, but not limited to, coverage for earth movement, flood, windstorm, earthquake, sabotage, terrorism, riots, civil commotion, testing, boiler and machinery, transit and off-site storage. The policy may contain separate sub limits and deductibles subject to insurance company underwriting guidelines. Deductibles under the policy shall not exceed $100,000 per occurrence, except for deductibles for natural catastrophe peril, which shall not exceed five percent (5%) of the insured loss

Increased cost of working - the additional expenditure necessarily and reasonably incurred for the purpose of avoiding or reducing delay which, without such expenditure would have taken place.

Workers Compensation

Coverage shall comply with any statutory obligation imposed by Workers Compensation, Occupational Disease Laws, or similar laws, including where applicable, the United States Longshoremen’s and Harbor Workers’ Act, the Federal Employers’ Liability Act and the Jones Act. Employers’ Liability insurance shall have limits of not less than $1,000,000 per accident, $1,000,000 disease-policy limit and $1,000,000 disease-each employee.

Commercial General Liability

Insurance providing coverage for bodily injury, property damage and personal/advertising injury with a combined single limit of not less than $1,000,000 per occurrence and $2,000,000 aggregate. The policy shall include contractual liability and any testing operations coverage.

a.                         Automobile Liability - Insurance for owned, non-owned and hired automobiles with a limit of not less than $1,000,000 per occurrence.

b.                        Excess liability - Insurance with a minimum limit of $10,000,000 per occurrence and annual aggregate.

c.                         Evidence and Scope of Insurance - Supplier shall provide Purchaser with a copy of insurance original certificates evidencing the insurance coverages required and shall provide replacement certificates of insurance within five (5) days of any renewal of the required insurance.

All such insurance policies shall:

(i) name Purchaser for their respective rights and interests in respect of the Project as additional insured (except in the case of worker’s compensation insurance);

(ii) provide Purchaser with 30 days’ prior written notice of non-renewal, cancellation of, or significant modification to, any of such policies (except that such notice period will be 10 days in case of non-payment of premiums); and

(iii) the insurance certificates provided to Purchaser shall indicate that the insurance policies have been endorsed as noted above. All policies shall be written by one or more insurance companies authorized to do business in USA and be rated BBB+ or higher by A.M. Best.

Term and Modification of Insurance

If the designated coverage, or relatively comparable coverage, are unavailable on reasonable commercial terms, Supplier will provide Purchaser detailed information as to the maximum amount of available coverage that it is able to purchase and will be required to obtain Purchaser’s consent as to the adequacy of said coverage under the circumstances at the time, which consent shall not be unreasonably withheld or delayed.

10.3.2      Purchaser Insurance.

Purchaser shall carry and maintain or cause to be carried and maintained, at all times during the Term of this Agreement, insurance coverage with limits as set forth in this Section.

Builder’s All Risk Insurance

At all times during construction, the Purchaser’s Project will be under a builder’s all risk insurance in an amount equal to the full replacement value of the Project for “all risks” of physical loss or damage including, but not limited to, coverage for earth movement, flood, windstorm, earthquake, sabotage, terrorism, riots, civil commotion, testing, boiler and machinery, transit and off-site storage. The policy may contain separate sub limits and deductibles subject to insurance company underwriting guidelines. Deductibles under the policy shall not exceed $100,000 per occurrence, except for deductibles for natural catastrophe peril, which shall not exceed five percent (5%) of the insured loss

Increased cost of working - the additional expenditure necessarily and reasonably incurred for the purpose of avoiding or reducing delay which, without such expenditure would have taken place.

Workers Compensation

Coverage shall comply with any statutory obligation imposed by Workers Compensation, Occupational Disease Laws, or similar laws, including where applicable, the United States Longshoremen’s and Harbor Workers’ Act, the Federal Employers’ Liability Act and the Jones Act. Employers’ Liability insurance shall have limits of not less than $1,000,000 per accident, $1,000,000 disease-policy limit and $1,000,000 disease-each employee.

Commercial General Liability

Insurance providing coverage for bodily injury, property damage and personal/advertising injury with a combined single limit of not less than $1,000,000 per occurrence and $2,000,000 aggregate. The policy shall include contractual liability and any testing operations coverage.

a.             Automobile Liability - Insurance for owned, non-owned and hired automobiles with a limit of not less than $1,000,000 per occurrence.

b.             Excess liability - Insurance with a minimum limit of $10,000,000 per occurrence and annual aggregate.

c.             Evidence and Scope of Insurance

Purchaser shall provide Supplier with a copy of insurance original certificates evidencing the insurance coverages required and shall provide replacement certificates of insurance within five (5) days of any renewal of the required insurance.

All such insurance policies shall:

(i) name Supplier for their respective rights and interests in respect of the Project as additional insured (except in the case of worker’s compensation insurance);

(ii) provide Supplier with 30 days’ prior written notice of non-renewal, cancellation of, or significant modification to, any of such policies (except that such notice period will be 10 days in case of non-payment of premiums); and

(iii) The insurance certificates provided to Supplier shall indicate that the insurance policies have been endorsed as noted above. All policies shall be written by one or more insurance companies authorized to do business in USA and be rated BBB+ or higher by A.M. Best.

Term and Modification of Insurance

If the designated coverage, or relatively comparable coverage, are unavailable on reasonable commercial terms, Purchaser will provide Supplier detailed information as to the maximum amount of available coverage that it is able to purchase and will be required to obtain Supplier’s consent as to the adequacy of said coverage under the circumstances at the time, which consent shall not be unreasonably withheld or delayed.

ARTICLE 11

REPRESENTATIONS AND WARRANTIES OF SUPPLIER

Supplier hereby represents and warrants to Purchaser as follows:

11.1         Due Organization: Good Standing. Supplier is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and qualified to conduct business in the states where it does business.

11.2         Due Authorization. The execution, delivery and performance of this Agreement by Supplier have been duly authorized by all necessary corporate action on the part of Supplier and do not and will not require the consent of any trustee or holder of any indebtedness or other obligation of Supplier or any other Party to any other agreement with Supplier.

11.3         Execution and Delivery. This Agreement has been duly executed and delivered by Supplier. This Agreement constitutes the legal, valid and binding obligation of Supplier, enforceable against Supplier in accordance with its terms, except to the extent that its enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally or by principles of equity.

11.4         Governmental Approvals. No governmental authorization, approval, order, license, permit, franchise or consent, and no registration, declaration or filing with any Governmental Authority is required on the part of Supplier in connection with the execution, delivery and performance of this Agreement, except those which have already been obtained or which Supplier anticipates will be timely obtained in the ordinary course of performance of this Agreement.

11.5         Supply Items: Services. The Supply Items and the SCADA System to be delivered hereunder shall be designed and fit for the purpose of generating electric power when operated in accordance with the Turbine Specifications, the OMS Manual, Prudent Electrical Industry Practices and Prudent Wind Industry Practices. The Supply Items and SCADA System shall be new and unused and shall be free from Defects and free from defects in title. The Services shall be performed in a competent, diligent manner in accordance with Prudent Wind Industry Practices, Supplier’s manufacturers’ written requirements and applicable Governmental Requirements.

ARTICLE 12

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser represents and warrants to Supplier as follows:

12.1         Due Organization: Good Standing: Qualified To Do Business. Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and qualified to conduct business in the states where it does business.

12.2         Due Authorization. The execution, delivery and performance of this Agreement by Purchaser have been duly authorized by all necessary action on the part of Purchaser in accordance with Purchaser’s organizational documents and do not and will not require the consent of any trustee or holder of any indebtedness or other obligation of Purchaser or any other Party to any other agreement with Purchaser.

12.3         Execution and Delivery. This Agreement has been duly executed and delivered by Purchaser. This Agreement constitutes the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except to the extent that its enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally or by principles of equity.

12.4         Governmental Approvals. No governmental authorization, approval, order, license, permit, franchise or consent, and no registration, declaration or filing with any Governmental Authority is required on the part of Purchaser in connection with the execution, delivery and performance of this Agreement, except those which have already been obtained or which Purchaser anticipates will be timely obtained in the ordinary course of performance of this Agreement.

12.5         Project Site. On or prior to the date that Supplier is to provide any services relating to the Project at the Project Site, Purchaser shall have obtained the right and authority to have such work performed on the Project Site. To the knowledge of Purchaser, after the completion of reasonable due diligence on the Project Site, the Project Site is free of all hazardous or dangerous materials or substances. All information concerning the Project Site and the wind flow across the Project Site heretofore delivered to Supplier by Purchaser is true, complete and correct in all material respects.

ARTICLE 13

MUTUAL INDEMNITY

13.1         Mutual Indemnity. Each of Supplier and Purchaser agree to defend, indemnify and hold each other, and each other’s lenders, parent companies, Affiliates, officers, directors, agents and employees, harmless from and against any claims, losses, damages and liabilities (including, but not limited to, reasonable attorneys’ fees and court costs, but excluding consequential damages) on account of any claim by a third Party for bodily injury or property damage against the indemnified Party to the extent caused by the negligent act or omission, or willful misconduct of, or breach of this Agreement by, the indemnifying Party or the indemnifying Party’s employees, contractors, subcontractors or agents, in connection with the performance of their respective obligations under this Agreement.

ARTICLE 14

DEFAULT; CURE; REMEDIES

14.1         Default by Supplier. Supplier shall be in default under this Agreement should any one or more of the following events or conditions arise or exist:

(i)            Supplier becomes insolvent, or generally does not pay its debts as they become due, or admits in writing its inability to pay its debts, or makes a general assignment for the benefit of creditors; or

(ii)           Insolvency, receivership, reorganization, or bankruptcy proceedings are commenced by or against Supplier and, in the case of any such involuntary proceeding, that is not dismissed or stayed within sixty (60) days after it is commenced; or

(iii)          Supplier fails, for any reason, other than failure of Purchaser to make payments to Supplier when obligated in accordance with this Agreement, to make any undisputed payments required to be made by Supplier to Purchaser, which failure continues for ten (10) Business Days after notice of such non-payment; or

(iv)          Supplier is in material default of any term or provision of this Agreement or has materially failed to perform its obligations under this Agreement, and such breach or failure continues for thirty (30) Business Days following receipt of written notice from Purchaser to cure such breach or failure; provided, however, if such failure cannot with due diligence be remedied by Supplier within such thirty (30) Business Days period, and Supplier shall have diligently prosecuted the remedying of such failure within such thirty (30) Business Days, such period shall be extended by such additional time period as may be reasonably required by Supplier to cure such failure.

14.2         Purchaser’s Remedies. In the event Supplier is in default pursuant to Section 14.1, and said default is not timely cured within the time periods set forth above, Purchaser, in addition to those rights and remedies that may be available to Purchaser at law or in equity, and subject to Section 9.2 of this Agreement, shall have the right to terminate this Agreement by written notice to Supplier; provided however, that amounts applicable to Supply Items delivered or services performed by Supplier through the date of termination of this Agreement shall be paid by Purchaser to Supplier.

14.3         Default by Purchaser. Purchaser shall be in default under this Agreement should any one or more of the following events or conditions arise or exist:

(i)            Purchaser or Guarantor becomes insolvent, or generally does not pay its debts as they become due, or admits in writing its inability to pay its debts, or makes a general assignment for the benefit of creditors; or

(ii)           Insolvency, receivership, reorganization or bankruptcy proceedings are commenced by or against Purchaser or Guarantor and, in the case of any such involuntary proceeding, that is not dismissed or stayed within sixty (60) days after it is commenced; or

(iii)          Purchaser fails to timely pay to Supplier any required payment under this Agreement when due, including failure to timely provide any Down Payment or any Progress Payment, which failure continues for ten (10) days after written notice of failure to make payment has been received by Purchaser from Supplier; or

(iv)          Purchaser fails to perform any material term or provision of this Agreement, including failure to timely provide the Guaranty to Supplier, and such failure continues for thirty (30) Business Days following receipt of written notice from Supplier to cure such failure; provided, however, if such failure cannot with due diligence be remedied by Purchaser within such thirty (30) Business Day period, and Purchaser shall have diligently prosecuted the remedying of such failure within such thirty (30) Business Days, such period shall be extended by such additional time period as may be reasonably required by Purchaser to cure such failure; or

(v)           The revocation or other termination of the Guaranty by Guarantor, or the breach by Guarantor of any material term or provision of the Guaranty, including any payment obligation thereunder, which breach continues for a period of ten (10) days after written notice of such breach has been received by Guarantor from Supplier.

14.4             Supplier’s Remedies. In the event that Purchaser is in default pursuant to Section 14.3, and said default is not timely cured within the time periods set forth above, Supplier, in lieu of any rights and remedies that may be available to Supplier at law or in equity, shall have the right to terminate this Agreement by written notice to Purchaser, which termination shall be effective upon delivery of Supplier’s notice to Purchaser. Within three (3) Business Days of the effective date of such termination, Purchaser shall pay to Supplier the liquidated damages set forth on the termination schedule attached hereto as Exhibit G (“Termination Schedule”), which shall constitute Supplier’s exclusive remedy, and Supplier shall have no right to damages or compensation for such termination other than payment of the liquidated damages set forth on the Termination Schedule.

14.5             Cancellation Due to a Force Majeure Event. If Supplier is entirely prevented from performing its obligations hereunder for a period of one-hundred eighty (180) consecutive days as a result of the occurrence of a Force Majeure Event suffered by Supplier, then Supplier may cancel, without additional liability, any then remaining unperformed portion of this Agreement, upon not less than thirty (30) Business Days’ prior written notice to the Purchaser; provided, however, that nothing in this Section 14.5 shall relieve or excuse Supplier from its obligations under Article 7 of this Agreement in respect of the occurrence of a Force Majeure Event or relieve either Party from any payment obligation that has accrued as of the date of cancellation or prior thereto; provided further, however, that any payment obligations of Purchaser shall be reduced by the amount of funds received by Supplier, if any, in connection with the resale of any Turbines or Turbine components sold that are applicable to such payment obligations of Purchaser, and, if following such reduction, Purchaser is owed a refund of some portion of the Purchase Price from Supplier, Supplier shall refund to Purchaser the applicable amount of Purchase Price previously paid to Supplier within thirty (30) days of such termination.

14.6         Termination *****. Purchaser shall have the right, only at any time up to, and not later than, ***** prior to the scheduled date for Delivery of the first Major Turbine Component to be Delivered under this Agreement pursuant to the Delivery Schedule, upon the occurrence of a *****, to terminate all of the Turbine Supply Documents upon ***** prior written notice to Supplier. *****

*****. Upon written notice from Purchaser, Supplier shall use commercially reasonable efforts to provide Purchaser with ***** reasonably requested by Purchaser regarding *****. In the event that the Parties disagree whether a ***** has occurred, the matter shall be resolved in accordance with the dispute resolution procedures set forth in Article 15 of this Agreement. If a ***** occurs prior to ***** prior to the scheduled Delivery Date of the first Major Turbine Component, such ***** shall not exist in the Turbines to be Delivered in accordance with this Agreement.

14.7         Termination for Convenience. The Purchaser shall have the right to terminate this Agreement for convenience with respect to any Turbine until title to such Turbine has passed to Purchaser. Such termination shall be effective upon the later to occur of (i) delivery to Supplier of written notice of termination and (ii) receipt by Supplier of liquidated damages in the amount on a per Turbine basis with respect to such Turbine in accordance with the Termination Schedule attached to this Agreement as Exhibit G.

14.8         Surviving Obligations. Cancellation or expiration of all or any portion of this Agreement (a) shall not relieve Purchaser of its obligations with respect to the confidentiality of Supplier’s proprietary information as set forth in Section 4.5 of this Agreement, or either Party of its confidentiality obligations as set forth in Section 16.9 of this Agreement, (b) shall not relieve either Party of any obligation hereunder which expressly or by implication survives termination hereof, and (c) except as otherwise provided in any provision of this Agreement expressly limiting the liability of either Party, shall not relieve either Purchaser or Supplier of any obligations or liabilities for loss or damage to the other Party arising out of or caused by acts or omissions of such Party prior to the effectiveness of such termination or arising out of such termination, and shall not relieve Supplier of its obligations as to portions of the items supplied or other services hereunder already supplied or performed or of obligations assumed by Supplier prior to the date of termination. This Article shall survive the termination or expiration of this Agreement.

ARTICLE 15

DISPUTE RESOLUTION

15.1     Procedure. In the event a dispute, controversy or claim (herein, a “dispute”) arises between Purchaser and Supplier relating to this Agreement, the aggrieved Party shall promptly provide written notification of the dispute to the other Party within ten (10) days after such dispute arises and the Parties shall resolve such dispute as provided herein:

15.1.1   Executives Meeting. A meeting shall be held between the Parties, attended by representatives of the Parties with decision-making authority regarding the dispute, to attempt in good faith to negotiate a resolution of the dispute. Such meeting shall be held in Carpinteria, California within thirty (30) days after a notice of dispute has been delivered under Section 15.1 above.

15.1.2  Independent Engineer’s Decision. If the dispute involves a technical issue, within ten (10) days after such meeting, the Parties have not resolved the dispute, either Party shall submit the dispute to the Independent Engineer for a non-binding determination, together with such information in support of their position as may be relevant, which information will simultaneously be sent to the other Party. The Independent Engineer may hold separate meetings with each Party or call a joint meeting of the Parties, to be held in Carpinteria, California. The Independent Engineer shall, within thirty (30) days after such request for a determination, issue a non-binding decision. Any Party which does not wish to comply with such decision shall promptly provide written notification of its intention to the other Party within five (5) days of such decision. The Parties shall meet in Chicago, Illinois within twenty (20) days of such notice to attempt, in good faith, to negotiate a final resolution to the dispute. Any Party which does not wish to comply with such decision shall within ten (10) days after the date of such meeting submit the dispute to arbitration within twenty (20) days after the date of such decision to arbitration in accordance with Section 15.1.3 below. The Parties shall share equally the costs of the Independent Engineer.

15.1.3  Arbitration.

(a)       If the Parties are not successful in resolving a dispute, controversy or claim pursuant to Sections 15.1.1 and 15.1.2, above, then such dispute shall be resolved through binding arbitration to take place in Chicago, Illinois. The Parties agree to conduct all arbitration proceedings in accordance with the Commercial Arbitration Rules of the American Arbitration Association. This Section 15.1.3 is governed by the Federal Arbitration Act.

(b)       A Party desiring to submit to arbitration any such dispute, controversy or claim shall furnish its demand for arbitration in writing to the other Party or Parties thereto, which demand shall contain a brief statement of the matter in controversy, as well as a list containing the names of three (3) suggested arbitrators from the list of arbitrators maintained by the American Arbitration Association (the “AAA List”) from which list, or from other sources, all of the Parties shall choose one (1) mutually acceptable arbitrator. If the Parties are unable to agree upon the identity of a single arbitrator, within ten (10) days from the receipt of such demand, the Purchaser and the Supplier shall each (collectively, the “Arbitrating Parties”), within a period of five (5) additional days, name from the AAA List one (1) arbitrator by written notice to the other Arbitrating Party or Parties. Within ten (10) days after this notice, the two (2) arbitrators so named shall choose a third arbitrator. If any Arbitrating Party fails to name an arbitrator within the specified five (5) day period or if the two arbitrators chosen by the Arbitrating Parties fail to select a third arbitrator within the ten (10) day period, then either Arbitrating Party, on behalf of and on notice to the other Arbitrating Party or Parties, may request appointment by the American Arbitration Association in accordance with its rules then prevailing of the required additional arbitrator or arbitrators so that there shall be a panel of three (3) arbitrators. If the American Arbitration Association should fail to appoint the necessary arbitrator or arbitrators within fifteen (15) days after such request is made, then either Arbitrating Party may apply, on notice to the other Arbitrating Party or Parties, to a court of competent jurisdiction for the appointment of such necessary additional arbitrators. Each of the arbitrator or arbitrators chosen or appointed pursuant to this Section 15.1.3(b) shall be a person having at least ten (10) years experience in the United States in the legal profession and shall not be a past or present officer, director or employee of, or have any material interest in, any Arbitrating Party or any Affiliate of an Arbitrating Party. All discovery, including the right to take depositions and interrogatories, shall be permitted in the time and manner provided by the then applicable Federal Rules of Civil Procedure. The Arbitrating Parties shall be entitled to reasonable discovery prior to the arbitration hearing, and the arbitrator or arbitrators, as the case may be, shall have the power upon application of any Arbitrating Party to make all appropriate orders for discovery from the other Arbitrating Party, including discovery of documents, responses to interrogatories, and depositions. The scope, time and manner of discovery, including all document discovery, are to be in accordance with the U.S. Federal Rules of Civil Procedure. Notwithstanding the foregoing, discovery allowed each of the Arbitrating Parties shall not exceed: (i) five (5) party depositions; (ii) three (3) nonparty depositions; (iii) three (3) depositions of any experts selected to give opinions in the arbitration (as well as the production of any documents relied upon by such experts); and (iv) fifteen (15) interrogatories (with each subpart counted as a separate interrogatory). Discovery shall not include requests for admissions. No deposition shall last more than two (2) days in length. Further, all discovery must, without exception, be completed within one hundred twenty (120) days from the date the arbitration panel is appointed. Any documents that are not produced to the other Arbitrating Party prior to the termination of this 120-day discovery period may not be offered into evidence at the arbitration hearing unless such production shall not prejudice the non-producing Arbitrating Party as determined by the arbitrator or arbitrators, as the case may be. Likewise, any witnesses who have not been produced for deposition, despite a request from the other side, may not testify or submit affidavits at the arbitration hearing.

(c)       The arbitrator or arbitrators, as the case may be, shall render his, her or their decision, in the latter case upon the concurrence of at least two (2) of their number, as soon as possible but no later than thirty (30) days after the conclusion of any hearings before such arbitrator or arbitrators, as the case may be, unless such 30-day period is extended by the arbitrator or arbitrators, as the case may be. The decision and award shall in either case be in writing and counterpart copies of such decision shall be delivered to each of the Arbitrating Parties. Such decision shall be based solely upon the written arguments and contentions, evidence and legal authorities, submitted by each Arbitrating Party. In rendering such decision and award, the arbitrator shall not add to, subtract from or otherwise modify the provisions of this Agreement. Any award rendered shall be final and conclusive upon the parties and a judgment on any such award may be entered in any court having jurisdiction, state or federal, having jurisdiction. No arbitration proceeding shall be commenced after the date when institution of legal or equitable proceedings based upon such subject matter would be barred by the applicable statute of limitations. Notwithstanding anything to the contrary contained in this section or elsewhere in this Agreement, provisional injunctive or other provisional equitable relief may be sought by the parties without first submitting the subject dispute to arbitration so long as injunctive relief is otherwise warranted by applicable law.

15.2     Qualifications of Arbitrators; Expenses.

(a)       The arbitrators in the arbitration proceeding provided for in this Article 15 shall be individuals experienced in the energy construction industry and competent to pass on the matter presented for arbitration.

(b)       Supplier, on the one hand, and Purchaser, on the other, shall share equally the compensation and expenses of the arbitrators as well as all fees imposed by the AAA. Supplier and Purchaser shall be responsible for their own costs and legal fees, if any. Notwithstanding the foregoing, a majority of the arbitrators shall be empowered to award the prevailing Party its costs, expenses and/or legal fees.

15.3     Performance During Dispute. While any controversy, dispute or claim arising out of or relating to this Agreement is pending, Purchaser and Supplier shall continue to perform their obligations hereunder notwithstanding such controversy, dispute or claim.

15.4     Consolidation. No arbitration arising under this Agreement shall include, by consolidation, joinder or any other manner, any person or entity not a Party to this Agreement, unless (a) such person or entity is substantially involved in a common question of fact or law, (b) the presence of such person or entity is required if complete relief is to be accorded in the arbitration, and (c) such person or entity has consented to such inclusion.

15.5     Language. All arbitration proceedings shall be conducted in the English language.

ARTICLE 16

GENERAL PROVISIONS

16.1     Waiver. No delay or omission by the Parties hereto in exercising any right or remedy provided for herein shall constitute a waiver of such right or remedy nor shall it be construed as a bar to or waiver of any such right or remedy on any future occasion.

16.2     Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the successors and permitted assigns of Supplier and Purchaser. Except as set forth herein, neither Supplier nor Purchaser may assign, convey or transfer this Agreement, in whole or in part, except upon the prior written consent of the other Party hereto, which consent shall not be unreasonably withheld, and any such purported transfer or assignment shall be null and void. Notwithstanding any permitted assignment hereunder, the assignor shall remain liable to the other Party for all duties and responsibilities hereunder unless affirmatively recited by the other Party.

16.3     Permitted Assignments. Notwithstanding Section 16.2 above, (i) either Party may transfer or assign its rights, benefits and obligations under this Agreement to an Affiliate; provided, that if requested by Purchaser, Supplier shall execute and deliver a guaranty of the performance hereunder by such an assignee, (ii) Purchaser may assign its rights, benefits and obligations under this Agreement to any purchaser of the Project; provided, that Purchaser may not transfer or assign this Agreement in whole or in part to a wind turbine design or manufacturing competitor of Supplier without the prior written consent of Supplier, which consent may be withheld in Supplier’s sole discretion and which may be conditioned upon the creditworthiness of the purchaser, (iii) Supplier is authorized to subcontract any portion of its duties under this Agreement to a third party or to delegate its obligations hereunder, in the ordinary course of its business, without reducing the scope of Supplier’s undertakings, obligations, and commitments to Purchaser, provided that Supplier agrees that it will not use any supplier for any Major Turbine Components not listed on Exhibit H without Purchaser’s advance written consent, such consent not to be unreasonably withheld, conditioned or delayed, and (iv) a Party, without the consent of the other Party, may assign its interest in this Agreement to a lender, collateral trustee, security trustee or similar entity as collateral security for any financing entered into by the assigning Party, including a lease financing. The non-assigning Party shall, upon fifteen (15) days’ prior written request from the assigning Party, execute a consent containing customary terms and conditions, to any such collateral assignment. Further, notwithstanding Section 16.2 above, Purchaser shall have the right to assign no less than all of its rights, duties and obligations under the Turbine Supply Documents to any third party, subject to, and conditioned upon, the prior written consent of Supplier, which shall not be unreasonably withheld, conditioned, or delayed; provided however that any such assignment is conditioned upon the receipt of a guarantee for the benefit of Supplier of the performance of the contract obligations, including payment security, in a form acceptable to Supplier, in its sole and absolute discretion. Any such assignment to a third party also shall be subject to the following: (i) prior to the effectiveness of such assignment, the third party assignee shall agree to revisions to the Turbine Supply Documents as determined by Supplier to be reasonably necessary, to effect the purchase and installation of the Turbines by the third party assignee at a project site to be determined between Supplier and any such third party assignee, (ii) the third party assignee shall assume all of the duties, obligations, restrictions and covenants of Purchaser under the Turbine Supply Documents, as revised, (iii) any monies or other consideration received by, or otherwise payable to, Purchaser from the third party assignee in connection with such assignment, in excess of the Down Payment and any Progress Payments actually paid by Purchaser to Supplier, other than the reasonable actual documented expenses incurred by Purchaser in connection with the assignment of the Turbine Supply Documents to the third party, shall be paid to Supplier and (iv) Purchaser shall pay to Supplier all of Supplier’s costs associated with such assignment from Purchaser to the third party assignee, including but not limited to all of Supplier’s costs (including reasonable legal fees) incurred in connection with the revision of the Turbine Supply Documents, within thirty (30) days of receipt of an applicable invoice from Supplier.

16.4     Notices.

(a)       Any notice required or authorized to be given hereunder or any other communications between the Parties provided for under the terms of this Agreement shall be in writing (unless otherwise provided) and shall be served personally or by reputable express courier service or by facsimile transmission addressed to the relevant Party at the address stated below or at any other address notified by that Party to the other as its address for service. Any notice so given personally shall be deemed to have been served on delivery, any notice so given by express courier service shall be deemed to have been served two (2) Business Days after the same shall have been delivered to the relevant courier, and any notice so given by facsimile transmission shall be deemed to have been served on dispatch. As proof of such service it shall be sufficient to produce a receipt showing personal service, the receipt of a reputable courier company showing the correct address of the addressee or an activity report of the sender’s facsimile machine showing the correct facsimile number of the Party on whom notice is served and the correct number of pages transmitted.

(b)       The Parties’ addresses for service are:

To Purchaser:	UPC Wind Acquisition V, LLC
	c/o UPC Wind Management, LLC
	85 Wells Ave., Suite 305
	Newton, MA 02459
Attn:	General Counsel
	Facsimile:	(617) 964-3342
	Telephone:	(617) 964 3340

To Supplier:	Clipper Turbine Works, Inc.
	6305 Carpinteria Avenue, Suite 300
	Carpinteria, California 93013
	Attn:	General Counsel
	Facsimile:	805.899.1115
	Telephone:	805.690.3275

with a copy to:	Chadbourne & Parke LLP
	300 South Grand Avenue, Suite 3300
	Los Angeles, CA 90071
	Attn:	Edward W. Zaelke
	Facsimile:	213.622.9865
	Telephone:	213.892.1000

16.5     Governing Law. This Agreement and all matters arising hereunder or in connection herewith shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

16.6     Amendments. This Agreement may be modified or amended only by an instrument in writing signed by the Parties hereto.

16.7     Attachments Incorporated. The preamble and recitals of this Agreement, and the Exhibits attached hereto, are hereby incorporated into and made a part of this Agreement.

16.8     Entire Agreement. The terms and conditions set forth herein, together with those set forth on all Exhibits attached hereto, constitute the complete statement of the agreement between Supplier and Purchaser relating to the subject matter hereof. No prior statement or correspondence shall modify or affect the terms and conditions hereof. Prior representations, promises, warranties or statements by Supplier or Purchaser, or by any agent or employee of Supplier or Purchaser, that differ in any way from the terms and conditions hereof shall be given no effect.

16.9     Confidentiality. Each Party agrees to keep the terms and provisions of this Agreement and all materials and information that each receives pursuant hereto or in connection herewith or in connection with the Project in the strictest confidence and not to disclose any of the foregoing to any party other than the respective lenders, investors, attorneys, accountants, Affiliates, officers and directors of each Party or as such Party may be required by law, court order or in any litigation to disclose. This Section 16.9 shall survive the termination of this Agreement. Notwithstanding the foregoing, Supplier shall be entitled to announce by press release or other means that it has agreed to furnish the Turbines for the Project. The Parties agree that, with respect to press releases concerning the Project, they will endeavor to cooperate and share information with one another so that the Parties are identified, to the extent practicable in press releases regarding the

Project. Supplier and Purchaser will each provide copies of all press releases issued regarding the Project to the other. Furthermore, the restrictions of this Section 16.9 shall not prohibit or restrict Supplier from using or disclosing the availability and performance data from the Project in connection with its sales, maintenance and other internal purposes; provided, however, that no specific reference shall be made to the Project in connection with the disclosure of such data.

16.10   Counterparts. This Agreement may be executed by the Parties in one or more counterparts, all of which taken together, shall constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes (and such signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes).

16.11   English Language Documents. Any document, manual, certificate or notice required or authorized to be given hereunder for the operation of the Project shall be provided in the English language.

16.12   Severability. In case any provision in this Agreement is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be affected.

16.13   Headings. The headings and captions used in this Agreement are inserted for reference and convenience only and the same shall not limit or construe the sections, articles or paragraphs to which they apply or otherwise affect the interpretation thereof.

16.14   Agreement Revisions. Following the execution of this Agreement by the Parties, if either Party requests a change to the Agreement in order to (i) correct any inconsistency contained within the Agreement or among the Turbine Supply Documents or (ii) clarify any ambiguities in the Agreement to reflect the intent of the Parties, then the Parties agree to work in good faith to amend the language of the Agreement to conform to any such requested change.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the duly authorized representatives of Purchaser and Supplier as of the date first written above.

CLIPPER TURBINE WORKS, INC., a Delaware corporation

By:
Name:
Title:

UPC WIND ACQUISITION V, LLC, a Delaware limited liability company

By:	/s/ Paul Gaynor
Name:	Paul Gaynor
Title:	President

[Signature Page to Turbine
Supply Agreement]

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the duly authorized representatives of Purchaser and Supplier as of the date first written above.

CLIPPER TURBINE WORKS, INC., a Delaware corporation

By:	/s/ Robert Gates
Name:	Robert Gates
Title:	Sr. Vice Pres

UPC WIND ACQUISITION V, LLC, a Delaware limited liability company

By:
Name:
Title:

UPC 2012

[Signature Page to Turbine
Supply Agreement]

APPENDIX I

DEFINITIONS

“Additional Cost Event” means (a) an Emergency, (b) a Force Majeure Event or an Operating Force Majeure Event, (c) damage caused by an act or omission of the Owner or a third party (other than an Affiliate, Subcontractor or other agents or designees of the Operator) which is required to be repaired in order for the Turbines to be operated and maintained in accordance with the standard set forth in this Agreement, or (d) the receipt by the Operator of a written request from the Owner for the Operator’s performance of Additional OMS Services.

“Affiliate” means, with respect to any Party, any Person or entity which, directly or indirectly, is in control of, or is controlled by, or is under common control with such Party or any Subsidiary of such Party. For the purposes of this definition, control of a Party shall mean the power, direct or indirect, (a) to vote in excess of fifty percent (50%) or more of the securities having ordinary voting power for the election of directors, (b) to direct or cause the direction of the management and policies of such Party, whether by contract or otherwise.

“After Tax Value” means an amount equal to the sum of any payment, credit or other original amount (the “Original Amount”) plus an amount that will cause the recipient to retain a sum equal to the Original Amount after federal income taxes at the highest marginal rate are or would be imposed on the After Tax Value.

“Agreement” means the Supply Agreement, the Warranty Agreement or the OMS Agreement, as the context requires.

“Ancillary Parts and Equipment” means those ancillary parts, materials and equipment listed in Exhibit A to the Supply Agreement, which are typically required, together with the Major Turbine Components, to form a Turbine.

“Annual Windsystem Availability” or “AWA” has the meaning given in Exhibit A to the Warranty Agreement.

“Availability” has the meaning given in Exhibit A to the Warranty Agreement.

“Available Hours” has the meaning given in Exhibit A to the Warranty Agreement.

“Average Nominal Measured Energy” or “ANME” has the meaning given in Exhibit C to the Warranty Agreement.

“AWA Period Revenue” shall have the meaning given in Exhibit A to the Warranty Agreement.

“Base Hours” has the meaning given in Exhibit A to the Warranty Agreement.

“Business Days” means Monday through Friday of each week, except holidays in which commercial banks in the United States are required or permitted to close.

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“Change in Law” means, after the date hereof the enactment, modification or repeal or any Governmental Requirements, or any change in the interpretation of any Governmental Requirements by any Governmental Authority or court of law, that materially affects Supplier’s schedule for performing any of its obligations hereunder; provided a change in applicable tax law shall not constitute a “Change in Law” hereunder.

“Commencement Date” means the date upon which the Supplier shall have timely received the entirety of (a) the Down Payment, (b) the Parent Guaranty, and such other fees as may be applicable.

“Commissioning” or “Commissioning Work” means the installation inspection, field commissioning and acceptance testing, and controller power-up test, and start-up work to be conducted by Supplier under the Supply Agreement, for each Turbine, in accordance with the Commissioning and Start-Up Procedures.

“Commissioning and Start-Up Procedures” means the field commissioning and acceptable testing and start-up test and inspection procedures set forth on Exhibit O of the Supply Agreement.

“Commissioning Certificate” means a certificate issued by Supplier to Purchaser, in the form attached as Exhibit M to the Supply Agreement, following completion of Commissioning of each Turbine.

“Complete” or “Completion” shall mean, with respect to any Turbine, that (i) all Turbine Components have been delivered to the Project Site and installed in accordance with the Installation Procedures, (ii) Purchaser has completed the necessary terminations and connections of the collection lines and the SCADA communication lines into the controller in the base of the Turbine Tower using the collection lines and SCADA communication lines supplied by Purchaser, and (iii) the Turbine has been Commissioned.

“Completion Schedule” shall mean the schedule for the completion by Supplier and Purchaser, as applicable, of Turbine installation and Commissioning as set forth in Exhibit T to the Supply Agreement.

“CPI” shall mean the Consumer Price Index for the United States City Average, All Urban Consumers (CPI-U), All Items (base index year 1982-1984=100), as published by the United States Department of Labor, Bureau of Labor Statistics.

“Default Rate” means a per annum rate of interest equal to the lesser of (a) the maximum rate permitted by law and (b) twelve percent (12%) per annum.

“Defect” means a defect in any part or component of a Turbine covered under the Standard Warranty that causes such part or component to fail during the Warranty Period. A component is deemed to have “failed” only when it either (i) breaks, or (ii) ceases to perform the operation for which it was designed, intended or installed; provided, however, that normal wear and tear shall not constitute failure.

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“Delivery” or “Delivered” means when a Supply Item is made available by Supplier for pickup by Purchaser at its respective Designated Delivery Location, provided however, that Purchaser may not take custody and control of the said Supply Item until the applicable Progress Payment has been made by Purchaser and received by Supplier.

“Delivery Schedule” shall mean the schedule as set forth in Exhibit L to the Supply Agreement for the Delivery by Supplier of the Supply Items to the Designated Delivery Locations.

“Designated Delivery Location” shall have the meaning given in Section 5.4 of the Supply Agreement.

“Down Payment” shall have the meaning given in Section 3.1 of the Supply Agreement.

“Down Payment Date”, shall have the meaning given in Section 3.1 of the Supply Agreement.

“Effective Date” shall mean the date of the Supply Agreement.

“Electrical Infrastructure” means the pad mounted transformers, feeder lines, high voltage feeder lines, switches and all other related facilities owned by Purchaser through which the electrical power generated by the Turbine is transferred from the point of connection at the Turbine Controller to the Interconnection Facilities.

“Emergency” means an event occurring at the Project Site, or the Maintenance and Spare Parts Facility or any adjoining property that poses actual or imminent risk of serious personal injury or material physical damage to the Project, or parts thereof, requiring immediate preventative or remedial action.

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, environmental release or threatened environmental release of any Hazardous Substance or to health and safety matters, including the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. §§ 9601 et seq.; the Resource Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C. §§6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. §§ 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. §§ 2601 et seq.; the Clean Air Act, 42 U.S.C. §§ 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. §§ 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. §§ 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001 et seq.; the Hazardous Material Transportation Act, 49 U.S.C. §§ 1801 et seq. and the Occupational Safety and Health Act, 29 U.S.C. §§ 651 et seq.; and any state and local counterparts or equivalents, in each case as amended from time to time.

“EPC Contract” means that certain agreement(s), if any, by and between Purchaser and EPC Contractor(s), for the erection of the Turbine and the design, supply, construction, installation and commissioning of (i) crane pads, laydown areas, temporary construction roads

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and storage yards, (ii) permanent roads, Turbine foundations and transformer foundations, (iii) the Electrical Infrastructure, (iv) the SCADA System, including communication lines, (v) any control and operation and maintenance buildings and facilities (vi) and other civil and electrical elements and other work for the Project.

“EPC Contractor(s)” means such person or entity selected by Purchaser as principal contractor for performing work under the EPC Contract.

“Escrow Agent” means such party as agreed upon by Supplier and Purchaser to serve as the escrow agent.

“FAA” means the Federal Aviation Administration.

“Final Assembly Work” shall mean the final assembly work for the completion of Turbine component assembly, as set forth in Exhibit P to the Supply Agreement, prior to the installation of the Turbine.

“Financing Documents” means the financing agreement, by and among the Purchaser or one of its Affiliates, and the lenders or other financial institutions from time to time party thereto by which the Purchaser or one of its Affiliates intends to raise capital to finance the construction of the Project.

“Force Majeure Event” means any event beyond the reasonable control of the Party affected which materially affects its performance hereunder, including, without limitation; war, hostilities, insurrection, riot, vandalism or other public disorder or civil disturbance; terrorism; perils at sea, acts of God, fire, hurricanes, tornadoes (including tornado watches or warnings for the Project Site issued by the National Weather Service), mudslides, hail, earthquakes, lightning, other extreme weather conditions, and, during Commissioning or repairs, wind in excess of fifteen (15) meters per second or that would make necessary lifting unsafe, but only for so long as such winds persist; expropriation or confiscation; strikes, lockouts or other labor disputes; perils at sea; or unforeseen delays in transportation or shipping, including with respect to roadways, harbors, ports and other transportation and shipping infrastructure; any Change in Law; or damage to any part of Supplier’s factories or assembly plants, or the factories or assembly plants of its Subcontractors. Force Majeure Events shall include those Force Majeure Events experienced by any of Supplier’s Subcontractors in circumstances where Supplier is not able to reasonably reallocate the work of that Subcontractor to an alternative vendor.

“Germanischer Lloyd” means Germanischer Lloyd Windenergie GMBH.

“Germanischer Lloyd Turbine Certification”, “GL Certificate” or “GL Certified” means a certification of the Turbine to be issued by Germanischer Lloyd.

“Governmental Authority” means the government or any federal, state, municipal or other political subdivision in which the Project is located, or any other governmental or political subdivision thereof exercising jurisdiction over the Project or, with respect to their rights and obligations hereunder or, with respect to the Project, the Parties, including all agencies and instrumentalities of such governments and political subdivisions.

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“Governmental Requirements” means all laws, statutes, codes, rules, regulations, orders, and decrees of any Governmental Authority in effect on the date hereof, including all authorizations, consents, registrations, exemptions, Permits and licenses with or from any Governmental Authority, applicable to the Project or, with respect to their rights and obligations hereunder or with respect to the Project, the Parties.

“Guarantor” means UPC Wind Partners, LLC as guarantor under that certain Guaranty to be entered into between Supplier and UPC Wind Partners, LLC.

“Hazardous Substances” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Independent Engineer” means Garrad Hassan, Germanischer Lloyd, the National Renewable Energy Laboratory, or Global Energy Concepts, or such other independent engineer as mutually agreed.

“Installation Procedures” means the procedures for the proper (i) assembly, erection and installation of the Towers on the Turbine foundations supplied by Purchaser, (ii) grouting of the Turbines to the Tower foundations and tightening of all bolts using the appropriate torque; (iii) assembly, erection and installation of the Turbine Nacelles and Turbine Blades upon the Towers as specified in the Turbine Specifications, Prudent Wind Industry Practices and Prudent Electrical Industry Practices; (iv) installation and testing of the Turbine electrical cables, communication cables, and control panels within the Turbine, and (v) connection of the cables from each Turbine Nacelle to the main circuit breaker within the ground controllers, all in accordance with the Turbine Installation Manual.

“Installation Work” means the work required pursuant to the Installation Procedures to assemble, erect and install the Turbines.

“Intellectual Property Rights” means and refers to all patents, copyrights, trademarks, service marks, trade secrets and all similar and related intellectual property rights protected under any statutes, laws, codes, rules or regulations and any licenses and other rights obtained by Supplier or its Affiliates from third parties.

“Interconnection Facilities” means all the land rights, materials, equipment and facilities to be installed by Purchaser for the purpose of interconnecting the Turbines to the Project’s substation so as to permit the delivery of electrical energy generated by the Turbines to the interconnection point within the Project’s substation, which shall include, but shall not be limited to, electrical interconnection, switching, metering, relaying, communication and safety equipment.

“Lenders” shall mean those lenders providing financing for the Project.

“Maintenance and Spare Parts Facility” means the location from which Operator will perform the OMS Services.

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“Major Turbine Components” means the Turbine Nacelle, Turbine Controller, Turbine hub, Turbine Blades and Tower for each Turbine, as such items are more particularly described in the Turbine Specifications.

*****

“Nominal Expected Energy” or “NEE” has the meaning given in Exhibit C of the Warranty Agreement.

“Nominal Measured Energy” or “NME” has the meaning given in Exhibit C of the Warranty Agreement.

“OMS Agreement” means that certain Operation and Maintenance Service Agreement, executed or to be executed between Supplier (or an Affiliate of Supplier) and Purchaser (or an Affiliate of Purchaser) of even date herewith, pursuant to which Supplier (or an Affiliate of Supplier) will operate, maintain and service the Turbines.

“OMS Manual” means the detailed operations, and maintenance service manual for the Turbines supplied to Purchaser by Supplier, together with any future updates and supplements thereto provided by Supplier.

“Operating Force Majeure Events” means any event beyond the reasonable control of Supplier or Operator, as applicable, including, without limitation, (i) war, hostilities, insurrection, riot, vandalism or other public disorder or civil disturbance; acts of God, fires, hurricanes, thunder storms (including thunder storm watches or warnings declared for the area including the Project Site by the National Weather Service), tornadoes (including tornado watches or warnings declared for the area including the Project Site by the National Weather Service), mudslides, hail, earthquakes, lightning (including lightning blade strikes), or explosions; expropriation or confiscation, strikes, lockouts or other labor disputes, a Change in Law; epidemic or quarantine; damage or obstruction to any part of the Project caused by persons other than Supplier, its Affiliates or their respective Subcontractors; a condition at the Site that would not reasonably have been discovered by a project supplier comparable in experience to Supplier conducting a competent and diligent visual inspection, (ii) wind velocity at a constant speed or in gusts such that a reasonably prudent professional qualified operator engaged in the business of performing routine maintenance on wind energy generation facilities comparable to the Project owned by it, acting for the advancement and protection of its own economic interests, would not make the required repair at such time due to risks to persons or property, (iii) with respect to the Turbines, any conditions at the Project Site that are either outside the operating parameters or standards for an IEC Class IIB wind turbine, as published as of the Effective Date by the IEC, or outside the operating parameters or standards for the Turbine, as set forth in the Turbine Specifications, which operating parameters or standards may include, without limitation, conditions involving ambient temperatures or wind speed and/or turbulence at the air density at the Project Site, (iv) delays caused by inclement weather within the vicinity of the Project Site and affecting the operation of the Project to the extent that such inclement weather is materially greater than that normally experienced for the time of year and locality and (v) unavailability of the grid for any reason not caused by Supplier. The failure to provide Interconnection Facilities

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that are energized and operational in a manner that will permit the transmission and sale of power from a Turbine and related Electrical Infrastructure shall be deemed an Operating Force Majeure Event with respect to such Turbine until such time as the Interconnection Facilities are provided and sufficiently operational with respect to each such Turbine.

“Operator” shall mean the person or entity hired by Project Manager to operate the Project pursuant to the OMS Agreement.

“Party” and “Parties” has the meaning given in the Preamble to the Supply Agreement.

“Permit” means any valid waiver, exemption, variance, franchise, permit, authorization, license or similar order, of or from any federal, state, county, municipal, local, regional, or other governmental body, instrumentality, agency, authority, court or other body having jurisdiction over the matter in question.

“Power Curve” means the energy values produced by the Turbines at the various wind speed bands set forth in Exhibit C-2 of the Warranty Agreement.

“Power Curve Warranty Buydown” means any payment made pursuant to Section 3.3(c) of the Warranty Agreement.

“Progress Payment” shall have the meaning given in Section 3.3 of the Supply Agreement.

“Project” has the meaning given in the Recitals of the Supply Agreement.

“Project Completion” shall occur upon the Completion of the Turbines.

“Project Completion Certificate” shall mean a certificate, in the form attached as Exhibit N to the Supply Agreement, delivered by Supplier to Purchaser following Completion of Commissioning of the Turbines.

“Project Site” means the site described in Exhibit Q of the Supply Agreement.

“Proven Power Curve Percentage” or “PPCP” shall have the meaning given in Exhibit B to the Warranty Agreement.

“Prudent Electrical Industry Practices” means those practices, methods, standards and acts (including those engaged in or approved by a significant portion of the power industry for similar facilities in the United States) that at a particular time in the exercise of good judgment would have been expected to comply with Governmental Requirements, and to promote safety, environmental protection, economy and expedition.

“Prudent Wind Industry Practices” means standards and practices that are widely accepted by the wind energy industry for wind projects of this size and that are prudently applied and reasonably anticipated and intended to maximize output and productivity of the Turbines, consistent with their intended design lives.

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“PTC Benefits” means the tax credits that Purchaser may be eligible to claim for the production of renewable energy by the Project in accordance with Section 45 of the United States Internal Revenue Code, as in effect as of the date of this Agreement

“Purchaser” includes the named Purchaser identified in the Preamble to the Supply Agreement and its successors and permitted assigns.

“Purchaser Permits” mean all Permits required in connection with the development, construction, ownership and operation of the Project, other than the Supplier Permits.

“SCADA System” means a supervisory control and data acquisition system, including a central computer and related software, whether supplied and installed by Supplier or by a third party, as more particularly described in the SCADA System Specifications.

“SCADA System Installation Manual” means the manual attached to the Supply Agreement as Exhibit V.

“SCADA System Specifications” means those specifications set forth on Exhibit U to the Supply Agreement, pertaining to the SCADA System.

“Services” shall mean the Commissioning Work.

“Site Agreements” means any agreement between Purchaser, Project Manager, Supplier or Operator, and any third party, with respect to the operation or maintenance of the Project.

“Subcontractors” means such subcontractors, consultants or suppliers which in the Supplier’s reasonable judgment may be necessary to complete Supplier’s duties and obligations under the Supply Agreement.

“Supplier” includes the named Supplier identified in the Preamble to the Supply Agreement and its successors and permitted assigns.

“Supplier Permits” means the Supplier Permits listed on Exhibit R to the Supply Agreement.

“Supply Agreement” means the Turbine Supply Agreement dated as of December 31, 2007 by and between Supplier and Purchaser and any amendments thereto.

“Supply Items” means, collectively, the Major Turbine Components and Ancillary Parts and Equipment.

“Supply Obligations” means Supplier’s obligations under the Supply Agreement to (i) supply Purchaser the Supply Items and (ii) provide Purchaser certain services in connection with the Supply Items, including (a) supplying, packing, shipping and Delivering all Supply Items to their Designated Delivery Locations; (b) at Purchaser’s request, providing a technical adviser to be present at the Project Site during Turbine Installation; and (c) performing the Commissioning Work.

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*****

“Testing Engineer” means Garrad Hassan Germanischer Lloyd, the National Renewable Energy Laboratory, or Global Energy Concepts, or such other independent engineer as mutually agreed.

“Tower” means each 77.4 meter steel tubular tower component of a Turbine having a hub height of approximately eighty meters (80 m) (measured from the base of such tower to the center of the Turbine hub) upon which a Turbine Nacelle shall be mounted, including all ladders, platforms, internal lighting, safety equipment, and all parts and assemblies necessary for a complete turbine tower, all as further described in the Turbine Specifications.

“Tower Foundation Requirements” means Supplier’s requirements for the foundation upon which the Towers are to be erected (which shall specify foundation loads, bolt configuration, cable configuration and grounding requirements).

“Transferee Agreement and Acknowledgement” means the Agreement and Acknowledgement executed by Owner and delivered to Supplier in the form attached hereto as Exhibit K to this Agreement.

“Transmission Facilities” mean the underground and/or overhead distribution, collection and transmission lines; underground and/or overhead control, communications and radio relay systems and telecommunications equipment; energy storage facilities; interconnection and/or switching facilities, circuit breakers, transformers; cables, wires, fiber, conduit, footings, foundations, towers, poles, crossarms, guy lines and anchors, and any related or associated improvements, fixtures, facilities, appliances, machinery and equipment.

“Turbine” has the meaning given in the Recitals to the Supply Agreement.

“Turbine Blade” means a turbine blade component of a Turbine (each Turbine shall have three (3) Turbine Blades).

“Turbine Component Storage Requirements” means Supplier’s standard requirements for storage and maintenance of Turbine Components pending installation.

“Turbine Controller” means the circuit breaker and controller equipment for each Turbine as further described in the Turbine Specifications.

“Turbine Installation Manual” means Supplier’s detailed manual for the Installation Work.

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“Turbine Nacelle” means the turbine nacelle component of a Turbine, including gearbox, generators, blade pitch controls, brakes, hydraulic systems, lightning protection system, and nacelle yaw controls, and associated control and ancillary equipment.

“Turbine Specifications” means those specifications set forth in Exhibit S to the Supply Agreement pertaining to the Turbines.

“Turbine Supply Documents” means, collectively, the Supply Agreement, the Warranty Agreement, the OMS Agreement and all other agreements, documents or other instrument executed and delivered by the Parties hereto in connection with the supply, installation (if applicable) and maintenance of the Turbines.

“Warranted Power Curve Percentage” or “WPCP” has the meaning given in Exhibit B to the Warranty Agreement.

“Warranties” means the Standard Warranty, the Availability Warranty, the Power Curve Warranty, the Sound Warranty, and the IP Warranty given hereunder.

“Warranty Agreement” means that certain warranty agreement by and between Supplier and Purchaser of even date herewith, pursuant to which Supplier makes certain covenants and warranties to Purchaser with respect to the Major Turbine Components supplied pursuant to this Agreement.

“Warranty Period Year” means, for the Turbines, the period beginning on the earlier of (a) the date of Project Completion, or (b) six (6) months after the last Major Turbine Component is Delivered to Purchaser, and ending exactly twelve (12) months thereafter, and each of the following four (4) twelve (12) month periods thereafter, provided, however that the last of such periods shall not extend beyond the end of the Warranty Period.

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[2013 TSA]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT. THE REDACTIONS ARE INDICATED WITH FIVE ASTERISKS (“*****”).  A COMPLETE VERSION OF THIS AGREEMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Execution Copy

TURBINE SUPPLY AGREEMENT

BY AND BETWEEN

UPC WIND ACQUISITION V, LLC

AND

CLIPPER TURBINE WORKS, INC.

ARTICLE 1	DEFINITIONS AND RULES OF INTERPRETATION	1
1.1	Definitions	1
1.2	Rules of Interpretation	1

ARTICLE 2	SUPPLY AND OTHER OBLIGATIONS OF SUPPLIER	2
2.1	Supply and Commissioning Obligations	2
2.2	Permits; Governmental Requirements	3
2.3	Purchaser’s Right to Inspect	3
2.4	Subcontractors	3
2.5	Safety	4
2.6	Independent Contractor	4

ARTICLE 3	PURCHASE PRICE AND PAYMENT	4
3.1	Purchase Price	4
3.2	Taxes	4
3.3	Progress Payments	4
3.4	Punch List Retainage	5
3.5	Purchaser’s Credit Support	6
3.6	Warranty Agreement	6
3.7	Operations and Maintenance Service Agreement	6

ARTICLE 4	DUTIES AND OBLIGATIONS OF PURCHASER	6
4.1	Purchaser’s Obligations	6
4.2	Cooperation with Supplier; Purchaser’s Representative	7
4.3	Permits; Governmental Requirements	8
4.4	Safety	8
4.5	Intellectual Property Rights: Licenses and Obligations	8
4.6	Transfer	10
4.7	Access to Information	10

ARTICLE 5	COMMENCEMENT, DELIVERY AND SHIPMENT	10
5.1	Commencement	10
5.2	Shipping Arrangements	10
5.3	Delivery Schedule	10
5.4	Designated Delivery Locations	11
5.5	Delay Delivery Damages	11

ARTICLE 6	FINAL ASSEMBLY WORK, INSTALLATION WORK, COMMISSIONING WORK AND PROJECT COMPLETION	12
6.1	Final Assembly Work and Turbine Installation	12
6.2	Commissioning	12
6.3	Project Completion	13
6.4	Purchaser Delays	13

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(continued)

ARTICLE 7	FORCE MAJEURE EVENTS	13
7.1	Excused Performance	13

ARTICLE 8	CHANGE ORDERS	14
8.1	Change Order	14
8.2	Change Order Process	14
8.3	No Change	14
8.4	Scope Changes Caused by a Force Majeure Event	14
8.5	Scope Changes Caused by Events within the Control of Purchaser	15

ARTICLE 9	LIMITATION OF LIABILITY	15
9.1	Supplier Not Responsible for Purchaser’s Work	15
9.2	Overall Limitation of Liability	15
9.3	Consequential Damages	15

ARTICLE 10	TITLE AND RISK OF LOSS; INSURANCE	16
10.1	Title to Supply Items	16
10.2	Risk of Loss	16
10 3	Insurance	16

ARTICLE 11	REPRESENTATIONS AND WARRANTIES OF SUPPLIER	20
11.1	Due Organization; Good Standing	20
11.2	Due Authorization	20
11.3	Execution and Delivery	20
11.4	Governmental Approvals	20
11.5	Supply Items; Services	20

ARTICLE 12	REPRESENTATIONS AND WARRANTIES OF PURCHASER	20
12.1	Due Organization; Good Standing; Qualified To Do Business	20
12.2	Due Authorization	21
12.3	Execution and Delivery	21
12.4	Governmental Approvals	21
12.5	Project Site	21

ARTICLE 13	MUTUAL INDEMNITY	21
13.1	Mutual Indemnity	21

ARTICLE 14	DEFAULT; CURE; REMEDIES	21
14.1	Default by Supplier	21
14.2	Purchaser’s Remedies	22
14.3	Default by Purchaser	22
14.4	Supplier’s Remedies	23
14.5	Cancellation Due to a Force Majeure Event	23
14.6	Termination *****	23
14.7	Surviving Obligations	24

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(continued)

ARTICLE 15	DISPUTE RESOLUTION	24
15.1	Procedure	24
15.2	Qualifications of Arbitrators; Expenses	26
15.3	Performance During Dispute	27
15.4	Consolidation	27
15.5	Language	27

ARTICLE 16	GENERAL PROVISIONS	27
16.1	Waiver	27
16.2	Successors and Assigns	27
16.3	Permitted Assignments	27
16.4	Notices	28
16.5	Governing Law	29
16.6	Amendments	29
16.7	Attachments Incorporated	29
16.8	Entire Agreement	29
16.9	Confidentiality	29
16.10	Counterparts	30
16.11	English Language Documents	30
16.12	Severability	30
16.13	Headings	30
16.14	Agreement Revisions	30

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Exhibits

Appendix I	Definitions
Exhibit A	Ancillary Parts and Equipment
Exhibit B	Payment Schedule
Exhibit C	Spare Parts
Exhibit D	Turbine Installation Manual
Exhibit E	Foundation Loads Document
Exhibit F	Turbine Component Storage Requirements
Exhibit G	Termination Schedule
Exhibit H	Supplier’s Major Turbine Component Suppliers
Exhibit I	Supplier Account
Exhibit J	Guaranty
Exhibit K	Transferee Agreement and Acknowledgment
Exhibit L	Delivery Schedule
Exhibit M	Commissioning Certificate
Exhibit N	Project Completion Certificate
Exhibit O	Commissioning and Start-Up Procedures
Exhibit P	Final Assembly Work
Exhibit Q	Project Site
Exhibit R	Supplier Permits
Exhibit S	Turbine Specifications
Exhibit T	Completion Schedule
Exhibit U	SCADA System Specifications
Exhibit V	SCADA System Installation Manual

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TURBINE SUPPLY AGREEMENT

THIS TURBINE SUPPLY AGREEMENT (the “Agreement” or the “Supply Agreement”) is made and entered into and effective as of December 31, 2007 by and between CLIPPER TURBINE WORKS, INC., a Delaware corporation (“Supplier”), and UPC WIND ACQUISITION V, LLC, a Delaware limited liability company with a place of business c/o UPC Wind Management, LLC, 85 Wells Ave., Suite 305, Newton, MA 02459 (“Purchaser”). Supplier and Purchaser are sometimes referred to, individually, as a “Party” or, collectively, as the “Parties”.

RECITALS

WHEREAS, Purchaser desires to purchase, and Supplier desires to sell sixty (60) Clipper Windpower 2.5 MW “C-96” series wind turbine generators (each a “Turbine” and collectively, (he “Turbines”), each consisting of the Major Turbine Components and Ancillary Parts and Equipment (as set forth in Exhibit A hereto). Additionally, Purchaser, in connection with its purchase of the Turbines, desires to purchase and Supplier desires to provide the Commissioning Work (as defined in Appendix I hereto), all on the terms and subject to the conditions set forth herein.

WHEREAS, Purchaser shall incorporate the Turbines into a single 150 MW wind power project being developed by Purchaser to be located in the continental United States (the “Project”).

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Supplier and Purchaser, intending to be legally bound, hereby agree as follows:

AGREEMENT

ARTICLE 1

DEFINITIONS AND RULES OF INTERPRETATION

1.1           Definitions. For purposes of the Turbine Supply Documents and all schedules, exhibits and attachments thereto, and in addition to the definitions elsewhere in this Agreement and the other Turbine Supply Documents, the terms listed in Appendix I hereto shall have the respective meanings assigned to such terms in Appendix I hereto, which is incorporated herein and made a part hereof.

1.2           Rules of Interpretation. In this Agreement: (a) references to Sections and to Exhibits are, unless otherwise indicated, to Sections of and Exhibits to this Agreement; (b) the headings to Sections and Articles of this Agreement are for ease of reference only and shall not in any way affect its construction or interpretation; (c) the masculine gender shall include the feminine and neuter and the singular number shall include the plural, and vice versa, and references to persons shall include individuals, bodies corporate, unincorporated associations, companies and partnerships; and

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(d) references to Parties in this Agreement shall be deemed to include references to their successors and permitted assigns.

ARTICLE 2

SUPPLY AND OTHER OBLIGATIONS OF SUPPLIER

2.1           Supply and Commissioning Obligations. Purchaser hereby agrees to purchase and, subject to the terms and provisions hereof, Supplier agrees to supply and Deliver as provided in Subsections (a) and (b) below, the Supply Items and related Services for the Turbines. With respect to the Supply Items and related Services, following Purchaser’s submittal to Supplier of the Down Payment, and subject to the compliance by Purchaser with the terms hereof, Supplier agrees to do the following respecting the Supply Items and Services:

(a)           supply, pack, and Deliver, in accordance with wind industry practice and commercially reasonable shipping carrier requirements and in an economic manner consistent with wind industry practices, all Supply Items, the SCADA System and all related components and parts (other than foundations, foundation bolts, pad mount transformers and collection lines, communication lines and related equipment to be supplied by Purchaser) necessary to install and commission wind turbine generators in the quantity set forth above that are capable of performing to the Turbine Specifications (the “Supply Obligations”);

(b)           perform the Commissioning Work, as described in Section 6.2 below.

2.1.1        Failure to Timely Deliver Down Payment. If Purchaser fails to deliver to Supplier the Down Payment on or before the Down Payment Date, then Purchaser’s right to purchase and Supplier’s obligation to sell and Deliver the Supply Items and related Services shall terminate at the option of Supplier and be of no further force or effect, provided that Supplier shall first give Purchaser five (5) days written notice to afford Purchaser the opportunity to correct its performance.

2.1.2.       Spare Parts.

(a)           During the Warranty Period, Supplier shall maintain an inventory of spare parts at such location and consisting of such spare parts as Supplier, in its sole discretion, shall determine necessary for the timely operation and maintenance of the Turbines during the Warranty Period (the “Necessary Spare Parts Inventory”). The list of spare parts proposed by Supplier is attached hereto as Exhibit C. It is the intention of the parties that the Necessary Spare Parts Inventory be used and maintained during the Warranty Period in order for Supplier to fulfill its obligations under the OMS Agreement and the Warranty Agreement.

(b)           Purchaser may purchase such additional spare parts, at Purchaser’s sole expense, and maintain such additional spare parts on the Project Site, at Purchaser’s sole expense; provided that such spare parts are available from Supplier without unreasonably impacting Supplier’s production of turbines.

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(c)           Within six (6) months of the date of final payment by Purchaser to Supplier of the Purchase Price, Supplier shall place into escrow with an escrow agent to be agreed upon between the parties, subject to an escrow agreement to be agreed between the parties, drawings (the “Spare Parts Drawings”) necessary for Purchaser to make or have made any spare parts for the Turbines whose manufacture are subject to intellectual property rights of Supplier. Pursuant to the terms of the agreed upon escrow agreement, Purchaser shall be provided access to the Spare Parts Drawings only if and when Supplier is unable to provide necessary spare parts for the Turbines to Purchaser due to a default under Section 14.1(i), (ii), (iii) or (iv) under this Agreement.

2.1.3        SCADA System. Purchaser shall purchase the SCADA System from Supplier (exclusive of any fiber optic lines or other communication lines) for an amount equal to ***** Dollars ($*****) as may be adjusted by CCI as further described in Exhibit B. The price of the SCADA System is included in the Purchase Price.

2.1.4        [Intentionally Left Blank].

2.1.5        Other Items. Supplier has provided Purchaser with: the Turbine Installation Manual, a copy of which is set forth on Exhibit D; the Foundation Loads Document, a copy of which is set forth on Exhibit E; and the Turbine Component Storage Requirements, a copy of which is set forth on Exhibit F. No later than ten (10) days prior to the anticipated Commissioning of the first Turbine, Supplier shall provide to Purchaser the OMS Manual. Concurrently with the execution of this Agreement, Supplier and Purchaser shall deliver to the other Party the Warranty Agreement and the OMS Agreement, duly executed by each Party. At Purchaser’s request and at Purchaser’s cost, within twelve (12) months of Commissioning of the last Turbine, Supplier shall provide to Purchaser a location specific site suitability certificate from Germanischer Lloyd.

2.2           Permits; Governmental Requirements. Supplier shall secure and pay for all Supplier Permits required for the Delivery of the Supply Items to the Designated Delivery Location. Purchaser shall cooperate with Supplier in obtaining the Supplier Permits. Supplier shall have no obligation to obtain any Purchaser Permit; provided Supplier shall cooperate with Purchaser in Purchaser’s efforts to obtain and comply with Purchaser Permits. Supplier shall comply with all Governmental Requirements applicable to the performance of its obligations hereunder.

2.3           Purchaser’s Right to Inspect. Supplier shall permit Purchaser, upon ten (10) days prior written notice to Supplier, to inspect the Turbines and to visit Supplier’s Turbine manufacturing and assembly facilities for such purpose, subject in all cases to Supplier’s confidentiality requirements and reasonable safety precautions, and so long as such inspection and presence does not unreasonably interfere with or delay the completion or Delivery of the Turbines or Supplier’s performance of its obligations hereunder.

2.4           Subcontractors. Supplier may retain such Subcontractors as in Supplier’s reasonable judgment may be necessary to complete Supplier’s duties and obligations under this Agreement. Supplier shall be solely responsible to pay its Subcontractors and the use of any Subcontractor shall not limit Supplier’s obligations hereunder. The list of Supplier’s Major Turbine Component suppliers is set forth on Exhibit H. Supplier agrees that it will not use any Major Turbine

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Components not listed or Exhibit H without Purchaser’s advance written consent, such consent not to be unreasonably withheld, conditioned or delayed.

2.5           Safety. Until any Supply Item has been Delivered, Supplier shall take reasonable steps to protect each Supply Item against damage, destruction or theft, and shall ensure that all Supplier Insurance covering the Turbines remains in full force and effect prior to Delivery.

2.6           Independent Contractor. In performing its duties and obligations under this Agreement, Supplier shall, at all times, act in the capacity of an independent contractor, and shall not in any respect be deemed (or act as) an agent of Purchaser for any purpose or reason whatsoever. Supplier shall have no responsibility for any of Purchaser’s Work hereunder.

ARTICLE 3

PURCHASE PRICE AND PAYMENT

3.1           Purchase Price. For the Supply Items, SCADA System and Services, Purchaser shall pay to Supplier ***** Dollars ($*****), which amount shall be adjusted pursuant to the CCI as defined in Exhibit B attached hereto (the “Purchase Price”). Purchaser shall pay to Supplier on the date of this Agreement (the “Down Payment Date”) a non-refundable amount equal to ***** Dollars ($*****) (the “Down Payment”). All payments to be made under this Agreement by Purchaser to Supplier shall be made in immediately available funds to the Supplier account set forth in Exhibit I. The Purchase Price is subject to adjustment by Change Order as provided in this Agreement.

3.2           Taxes. Supplier shall be responsible for (a) all federal and state income taxes payable by Supplier in connection with its net income, (b) all taxes in connection with the import of any Supply Item into the United States, and (c) any business license or fees arising in connection with Supplier’s business in any State. Purchaser shall be responsible for all sales and use tax and any other federal, state or local taxes imposed on the sale or use of the Supply Items and any services provided hereunder (collectively “Taxes”).

3.3           Progress Payments.

3.3.1        The remaining amount of the Purchase Price shall be paid by the Purchaser to the Supplier pursuant to the Payment Schedule set forth on Exhibit B attached hereto (the “Payment Schedule”). Upon completion of each of the milestones for the Project set forth on Exhibit B attached hereto, the corresponding portion of the Purchase Price shall be due and payable to Supplier as set forth on Exhibit B attached hereto(each, a “Progress Payment”).

(a)           Purchaser shall pay the Down Payment and each Progress Payment to Supplier in United States Dollars and in immediately available funds to the account of Supplier, identified on Exhibit I. Should Purchaser fail to make any Progress Payment when due, in addition any other remedy available to Supplier under this Agreement, or otherwise, (i) Supplier may enforce the Guaranty as set forth in Section 3.5 pursuant to its terms; (ii) such overdue amount shall bear interest until paid in full at the Default Rate, and (iii) Supplier may, without prejudice to any other rights or remedies it may have under this Agreement, stop its performance hereunder until the overdue amount and interest thereon is paid in full.

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(b)           Provided that Supplier has duly performed or is reasonably performing its obligations hereunder and irrespective of any other term of this Agreement, and provided that any delay in obtaining the Project Completion Certificate within six (6) months after Delivery of the last Major Turbine Component by Supplier for the Project is not caused solely by Supplier or any of Supplier’s Affiliates or subcontractors, one hundred percent (100%) of the Purchase Price, subject to the retention of the applicable Punch List Retainage, shall be paid by Purchaser to Supplier no later than six months after Delivery of the last Major Turbine Component by Supplier for the Project.

(c)           *****

3.4           Punch List Retainage. In delivering the Project Completion Certificate as provided in Section 6.3 below hereunder, Supplier shall include an estimated cost to complete each item of Punch List Work (200% of such estimated costs being the “Punch List Retainage”). The Progress Payment corresponding to delivery of the Project Completion Certificate shall be decreased by an amount, if any, which is equal to the Punch List Retainage, and upon the completion of any item of Punch List Work to the reasonable satisfaction of Purchaser, Purchaser shall immediately pay Supplier the Punch List Retainage that was retained by Purchaser for such item of Punch List Work.

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3.5           Purchaser’s Credit Support. Purchaser shall, concurrently with the delivery by Purchaser of the Down Payment, deliver to Supplier a guaranty from its parent company (the “Guaranty”) in substantially the form attached hereto as Exhibit J.

3.6           Warranty Agreement. The Parties acknowledge that, concurrent with the execution of this Agreement, the Parties shall enter into the Warranty Agreement. The cost of the first two (2) years of warranty coverage under the Warranty Agreement is included in the Purchase Price.

3.7           Operations and Maintenance Service Agreement. Concurrent with the execution of this Agreement, Affiliates of the Purchaser and Supplier shall execute an OMS Agreement whereby Supplier, an Affiliate of Supplier, or a contractor designated by Supplier and approved by Purchaser (the “Contractor”) shall provide operation and maintenance service to the Project. Pursuant to the terms of the OMS Agreement, the cost for the first two (2) years of OMS Services (other than Additional OMS Services) is included in the Purchase Price.

ARTICLE 4

DUTIES AND OBLIGATIONS OF PURCHASER

4.1           Purchaser’s Obligations. Purchaser agrees to perform the following, all on the terms and subject to the conditions of this Agreement:

4.1.1        Payment. Purchaser shall make the Down Payment, all Progress Payments and any other payments due Supplier under this Agreement when due and shall be responsible for and promptly pay all Taxes.

4.1.2        Purchaser’s Work. Purchaser shall, at its sole cost and expense, be solely responsible for all work necessary for the development, construction, completion and operation of the Project (other than the Delivery of Supply Items and the performance of the Services by Supplier) and for the installation and operation of the Turbines, which work (herein “Purchaser’s Work”) shall include the following:

(a)           Site Suitability and Access. Purchaser shall ensure that the Project Site is suitable for installation of the Turbines in accordance with the Turbine Specifications and Turbine Installation Manual and shall ensure that Supplier has continuous unfettered physical access to the Project Site during normal business hours during the performance of its Commissioning Work;

(b)           Acceptance and Shipment of Supply Items. Upon Supplier’s Delivery of any Supply Item to its respective Designated Delivery Location, Purchaser shall, unless otherwise agreed by the Parties, within five (5) days after notice from Supplier and at such date and time set forth in Supplier’s notice, pick up the Supply Item at its Designated Delivery Location, and ship, install or store such Supply Item at the Project Site. Purchaser shall be responsible for any reasonable costs incurred by Supplier due to Purchaser’s delay in promptly picking up and transporting off site any Supply Item upon its Delivery within said five (5) day period. Purchaser shall be solely responsible for shipment and insurance of each Supply Item once picked up;

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(c)           Storage. Purchaser shall ensure that adequate staging, lay down and storage areas for the Supply Items are available and maintained at the Project Site and shall store and maintain the Supply Items pending installation in accordance with the Turbine Component Storage Requirements set forth on Exhibit F;

(d)           Tower Foundations. Purchaser shall investigate the Project Site and its soil conditions and shall design and construct the Tower Foundations in accordance with Supplier’s Tower Foundation Requirements;

(e)           Turbine and SCADA System Installation. Purchaser shall perform the Turbine Installation Work and the installation of the SCADA System, all in strict accordance with the Turbine Specifications, the Turbine Installation Manual and the SCADA System Installation Manual; and shall (i) notify Supplier of Purchaser’s proposed schedule for all such work; (ii) coordinate such work with Supplier’s Commissioning Work for the Turbines; and (iii) complete the Installation Work in such a manner so that a team of two technicians can complete the Commissioning of each Turbine within a period not to exceed three and a half (3 ½) Business Days, without interruption or delay on a continuous basis until all Turbines have been Commissioned;

(f)            Construction of Project. Purchaser shall (i) perform the Final Assembly Work which is set forth in Exhibit P hereto, (ii) perform all civil works (including roads, grading, maintenance facilities, meteorological towers and other items); (iii) perform all electrical works (including collection lines, Electrical Infrastructure, Transmission Facilities, Interconnection Facilities and other items); (iv) provide and install a remote terminal unit and cabling to the Substation, meteorological towers, and communications lines for the SCADA System to the Substation; and (v) provide any other items required for the operation of the Project; and

(g)           Commissioning Responsibilities. Purchaser shall ensure that at all times during Commissioning Work, each Turbine shall have a continuous supply of electricity from the grid, and that Purchaser’s utility will accept electricity generated by such Turbine. During Commissioning, Purchaser shall provide assistance, including equipment, electricians and mechanics, as may be reasonably required by Supplier to address any out of scope impacts on the completion of Commissioning. Purchaser shall arrange for the provision of full grid power to each Turbine to ensure completion of the Commissioning Work for each Turbine.

4.1.3    Other Items. On or before the date that is thirty (30) days prior to the date of Delivery of the first Major Turbine Component for the Project, Purchaser shall provide Supplier with notification of the anticipated date that Purchaser will energize the substation for the Project.

4.2       Cooperation with Supplier: Purchaser’s Representative. Purchaser shall cooperate with Supplier and, if applicable, shall cause its EPC Contractor and any other contractors engaged by Purchaser with respect to the Project (herein, “Purchaser’s Contractors”), to cooperate with Supplier, all in connection with Supplier’s performance of its obligations hereunder. Purchaser shall promptly provide Supplier with a schedule of the names and contact information for all of Purchaser’s

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Contractors and shall update such schedule periodically. Purchaser designates Scott Rowland as its representative (“Purchaser’s Representative”) in dealing with Supplier with respect to this Agreement.

4.3       Permits: Governmental Requirements. Purchaser shall secure and pay for all Purchaser Permits, including any permits required for the delivery of Supply Items from the Designated Delivery Location to the Project Site. Supplier shall cooperate with Purchaser in obtaining Purchaser’s Permits. Purchaser shall have no obligation to obtain any Supplier Permit; provided that, Purchaser shall cooperate with Supplier in Supplier’s efforts to obtain Supplier Permits. Purchaser shall comply with all Governmental Requirements applicable to the performance of Purchaser’s Work.

4.4       Safety. Upon Delivery of any Supply Item to its Designated Delivery Location, Purchaser shall take reasonable steps, and shall ensure that the EPC Contractor and the Purchaser’s Contractors take reasonable steps, to protect any such Supply Item against damage or theft.

4.5       Intellectual Property Rights: Licenses and Obligations.

4.5.1        Patents. Supplier hereby grants to Purchaser under Supplier’s patent rights, only the non-exclusive right to use the Supply Items provided to Purchaser under this Agreement. Supplier expressly reserves all other patent rights, including, without limitation, the right to make, use, sell, offer for sale and import other products identical to or similar to the Supply Items. Other than the rights granted herein with respect to the Supply Items, Supplier expressly reserves all other patent rights, and Purchaser shall not have the right under Supplier’s patent rights to make, use, sell, offer for sale, or import any products or methods that infringe Supplier’s patents or to sublicense any of the foregoing rights.

4.5.2        Trade Secrets. Purchaser acknowledges that the technical, operation and maintenance, and other information it receives in connection with the Supply Items (including, without limitation, any and all firmware, software, Turbine Specifications, SCADA System Specifications, installation and operation and maintenance procedures, know-how and similar items) constitute trade secret information that is proprietary to Supplier. Supplier hereby grants to Purchaser under Supplier’s trade secret rights, the non-exclusive right to use such trade secrets only in the installation and operation and maintenance of the Supply Items. Supplier further grants to Purchaser under Supplier’s trade secret rights, the non-exclusive right to disclose such trade secrets to a third party only as necessary for the financing, installation and operation and maintenance of the Supply Items provided such third party executes a written agreement obligating it to maintain the confidentiality of the trade secret information and to return all copies of such trade secret information received and prohibiting reverse engineering, disassembly, and decompilation of any of the trade secret information. Other than the rights granted herein with respect to the Supply Items, Supplier expressly reserves all other trade secret rights. Purchaser agrees to maintain all such trade secret information in strict confidence and shall not disclose such trade secret information to any third party except in accordance with this Section 4.5.2. The obligations of confidentiality herein shall survive termination or expiration of this Agreement.

4.5.3        Copyrights. Purchaser acknowledges that the technical, operation and maintenance, and other information it receives in connection with the Supply Items (including,

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without limitation, any and all firmware, software, Turbine Specifications, SCADA System Specifications, installation and operation and maintenance procedures, descriptions of know-how and similar written items) constitute copyrightable material. Supplier hereby grants to Purchaser under Supplier’s copyrights, the non-exclusive right to copy and use such copyrighted materials only in the installation and operation and maintenance of the Supply Items. Supplier further grants to Purchaser under Supplier’s copyrights, the non-exclusive right to copy the copyrightable materials and distribute such to a third party only as necessary for the installation and operation and maintenance of the Supply Items, provided such third party executes a written agreement obligating it to return all copies of such copyrightable materials received, prohibiting any further copying or distribution of such copyrightable materials, and prohibiting reverse engineering, disassembly and decompilation of any of the copyrightable materials. Other than the rights granted herein with respect to the Supply Items, Supplier expressly reserves all other copyright rights. Purchaser shall not have the right to sublicense any of the Supplier’s copyright rights or the right to create derivative works of any of the copyrightable materials. Purchaser shall not reverse engineer, disassemble or decompile any of the copyrightable materials.

4.5.4        Trademarks and Service Marks. Purchaser shall not have any rights in any trademarks or service marks, whether registered or not, that are owned or controlled by Supplier. Purchaser shall not utilize any trademark or service mark that is substantially similar to any trademarks or service marks owned or controlled by Supplier. Purchaser may reference only those trademarks or service marks owned by Supplier in its written materials; provided that, such reference clearly denotes that such is a trademark or service mark and is owned by Supplier.

4.5.5        Transfer of Title in Supply Items. Should Purchaser transfer title in any of the Supply Items to a third party, the licenses provided in this Section 4.5 shall run with such Supply Items, provided such third party executes a Transferee Agreement and Acknowledgment, in the form attached hereto as Exhibit K, acknowledging Supplier’s ownership in the respective Intellectual Property Rights and obligating itself to all of the same prohibitions and restrictions with respect to Supplier’s Intellectual Property Rights described in this Section 4.5. Purchaser acknowledges that the Supply Items may be subject to the export control laws and regulations of the United States of America and agrees to comply with all such laws and regulations regarding any export of any of the Supply Items.

4.5.6        Ownership and Injunctive Relief. All Intellectual Property Rights owned or controlled by Supplier shall remain the exclusive property of Supplier and nothing herein shall be construed as a sale, lease, loan, or transfer of any of such Intellectual Property Rights. Purchaser shall derive no rights, title or interest therein except as expressly set forth in this Agreement. Any technical information concerning the Supply Items that Purchaser acquires or develops in connection with the ownership or operation of the Turbines shall be the property of Supplier. Further, Purchaser acknowledges that a breach of the confidentiality provisions in this Agreement may cause Supplier irreparable harm and damage that may not be recoverable at law and that Purchaser shall be entitled to obtain injunctive relief in addition to any other rights or remedies Purchaser may have.

4.5.7        Government Rights. Any and all computer software and related documentation provided as part of the Supply Items are “commercial items” as that term is defined at 48 C.F.R. 2.01 (October 1995) comprising “commercial computer software” and

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“commercial computer software documentation” as used in 48 C.F.R. 12.212 (September 1995) and other applicable acquisition regulations and are provided to the U.S. Government only as a commercial item and subject to the terms and conditions and all restrictions set forth in this Agreement as applicable to such computer software and related documentation. Consistent with 48 C.F.R. 12.212 and 48 C.F.R. 227.7202 (June 1995), all U.S. Government users and licensees acquire the software and its related documentation with only those rights applicable to such software and related documentation as set forth in this Section 4.5.

4.6       Transfer. Purchaser covenants and agrees that it will not sell, lease or otherwise transfer the Turbines or any part thereof unless Purchaser first obtains and delivers to Supplier a Transferee Agreement and Acknowledgment, executed by the proposed transferee. Notwithstanding anything else contained herein, Purchaser may assign in whole or in part its rights under this Agreement to an Affiliate upon notice to Supplier.

4.7       Access to Information. From the date of this Agreement through the end of the fifteenth (15th) year after Project Completion, Purchaser shall provide to Supplier prompt access to all technical, operational and maintenance and other information it receives or collects in connection with its operating the Turbines. The collection of all such data shall be at the reasonable expense of Supplier. All information provided by Purchaser hereunder shall be subject to the provisions of Section 16.9.

ARTICLE 5

COMMENCEMENT, DELIVERY AND SHIPMENT

5.1       Commencement. Subject to Section 2.1.1, Supplier shall commence performance of its obligations under this Agreement on the Down Payment Date. In addition to Supplier’s other rights and remedies hereunder, if any payment due under this Agreement is not timely made by Purchaser, the delinquent payment amount shall accrue interest at the Default Rate.

5.2       Shipping Arrangements. All Supply Items shall be delivered Ex Works at the Designated Delivery Locations. For purposes of this Agreement, each individual Supply Item and the SCADA System shall be deemed “Delivered” and Supplier shall have satisfied its delivery arrangements with respect thereto, when Supplier makes available such Supply Item and SCADA System at its Designated Delivery Location for pick up by Purchaser, provided however, that Purchaser may not take custody and control of the said Supply Item until the applicable Progress Payment has been made by Purchaser and received by Supplier. Purchaser shall be responsible for all loading and shipment of the Supply Items and SCADA System from their respective Designated Delivery Locations to the Project Site and shall pay for all costs and expenses incurred by Purchaser related thereto, including the costs of maintaining insurance on such Supply Item and SCADA System during shipment of such Supply Item and SCADA System from its respective Designated Delivery Location to the Project Site.

5.3       Delivery Schedule. The Supply Items shall be Delivered to their Designated Delivery Locations in accordance with the Delivery Schedule attached as Exhibit L (the “Delivery Schedule”); provided however, that Supplier shall use commercially reasonable efforts to work with Purchaser to revise the Delivery Schedule as necessary considering Supplier’s manufacturing

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schedules and Purchaser’s Project requirements. Delivery dates in the Delivery Schedule will be deemed met so long as the Supply Items are delivered to the Designated Delivery Locations on or before the date for such delivery set forth in the Delivery Schedule; provided that, Supplier shall have the right to Deliver the Supply Items up to one (1) month earlier than provided for in the Delivery Schedule. The SCADA System shall be delivered at a Designated Delivery Location mutually agreed by the Parties following the installation of the first Turbine at the Project Site by Purchaser.

5.4       Designated Delivery Locations. Unless otherwise agreed in writing by the Parties, Supplier shall Deliver the Supply Items as follows: (i) Turbine Nacelle, Turbine Controller, Turbine hub and Ancillary Parts and Equipment at Supplier’s factory near Cedar Rapids, Iowa, (ii) the Turbine Blades at such location or warehouse facility as Supplier may direct near Houston, Texas, or at another mutually agreed upon location, provided any costs associated with such other mutually agreed location be borne by Purchaser, and (iii) the Towers at the manufacturing facility located in Chattanooga, Tennessee, or at such other domestic location as Supplier may specify at any point prior to three (3) months from the Delivery date set forth in the Delivery Schedule. Each of the foregoing locations is referred to herein as a “Designated Delivery Location.”

5.5       Delay Delivery Damages. The Parties acknowledge that Purchaser will suffer damages that will be difficult to ascertain if Purchaser fails to Deliver any Major Turbine Component within thirty (30) days of the applicable date of Delivery set forth in the Delivery Schedule. Consequently, the Parties agree that Supplier will pay Purchaser, if any Major Turbine Component is Delivered thirty (30) days or more late and such delay was not due to any Force Majeure Event or breach by Purchaser of any of its obligations under this Agreement, the following amount as liquidated damages: For each full day after the first thirty (30) days following the date that the Delivery of such Major Turbine Component is delayed beyond the date specified in the Delivery Schedule, an amount equal to $***** per Turbine per day for the first fifteen (15) days after delay payments become payable, an amount equal to $***** per day for the next fifteen (15) days, and an amount equal to $***** per day thereafter (the “Delay Delivery Damages”); provided that, in no event shall the aggregate Delay Delivery Damages payable hereunder exceed ***** percent (*****%) of the pro-rata portion of the Purchase Price applicable to the Turbine for which such delayed Major Turbine Component is a component. It is understood and acknowledged by the Parties that if more than one Major Turbine Component applicable to a Turbine is delivered late, the liquidated damages applicable to the Turbine will not exceed $***** per day (for the first 15 days after delay payments become payable), $***** per day (for the next 15 days of delay payments), and $***** per day (for delay payments thereafter), as applicable. The Parties acknowledge and agree that the Delay Delivery Damages set forth above are a reasonable estimate of the damages Purchaser will suffer because of late Delivery of any Major Turbine Component and that, therefore, the Delay Delivery Damages set forth herein shall be Purchaser’s sole and exclusive remedy with respect to such Delivery delays.

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ARTICLE 6

FINAL ASSEMBLY WORK, INSTALLATION WORK,
COMMISSIONING WORK AND PROJECT COMPLETION

6.1       Final Assembly Work and Turbine Installation. Purchaser shall complete the Final Assembly Work with respect to all Turbines in conformance with the procedures and requirements set forth in Exhibit P, and shall complete the Installation Work with respect to all Turbines in accordance with the Installation Procedures and, subject to Section 5.3 above, within the period of time set forth on the Completion Schedule.

6.2       Commissioning. Commissioning of the Turbines shall be conducted as follows:

6.2.1        Advance Completion Notice. No less than thirty (30) days prior to the date Purchaser expects Supplier to commence the Commissioning Work, Purchaser shall provide Supplier with written notice (the “Advance Completion Notice”) of Purchaser’s anticipated completion date of the Installation Work and the date on which Supplier shall commence the Commissioning Work (which date shall be no later than the date that Supplier is obligated to commence the Commissioning Work as set forth in the Completion Schedule). Purchaser shall use commercially reasonable efforts to schedule Turbine Installation for all Turbines in the Project so that Supplier can complete the Commissioning of each Turbine without interruption or delay on a continuous basis until all the Turbines have been Commissioned.

6.2.2        Turbine Installation Inspection. Following completion of the Installation Work with respect to any Turbine, Purchaser shall deliver a written notice of completion to Supplier (an “Installation Completion Notice”) and Supplier shall examine each Turbine in accordance with the Installation Procedures and the Turbine Installation Manual. If the Turbine fails to conform to the standards contained in the installation inspection procedures set forth in the Turbine Installation Manual, then it shall be deemed not properly installed, and Supplier shall promptly so notify Purchaser. Purchaser shall then promptly take all required action to complete the Installation Work for all Turbine(s) failing the installation inspection procedures.

6.2.3        Commissioning Work. Supplier shall perform the Commissioning Work for the Turbines in accordance with the Commissioning and Start-Up Procedures and the Completion Schedule, subject to any adjustment in the completion of the Commissioning Work, pursuant to Section 5.3 hereof, due to Supplier’s early Delivery of the Supply Items (provided, however, that Supplier’s obligation to Complete the Commissioning Work by such time set forth on the Completion Schedule shall be extended to the extent of Purchaser’s delay in completing the Installation Work). Upon completion of the Commissioning of each Turbine, Supplier shall issue to Purchaser a commissioning certificate for such Turbine in the form attached hereto as Exhibit M (each a “Commissioning Certificate”). Within five (5) days after receipt of a Commissioning Certificate, Purchaser shall either approve such Commissioning Certificate or deliver to Supplier written notice of any work remaining to be completed by Supplier (the “Punch List Work”). If Purchaser fails to deliver such notice within such five (5) day period, the Commissioning Certificate will be deemed approved by Purchaser.

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6.3       Project Completion. Within five (5) days after the delivery by Supplier to Purchaser of a Commissioning Certificate for the Project’s final Turbine, Supplier shall also deliver to Purchaser a completion certificate for all Turbines in the Project (the “Project Completion Certificate”), in the form attached hereto as Exhibit N, together with a list of any remaining Punch List Work on any Turbine, a schedule for completing the Punch List Work and an estimate of the cost of each item of Punch List Work. Supplier shall thereafter promptly complete all Punch List Work.

6.4       Purchaser Delays. In the event that any of the actions of Purchaser, the EPC Contractor or any of Purchaser’s Contractors cause a delay in the performance by Supplier of the Commissioning Work, Purchaser shall pay Supplier its actual documented costs directly attributable to such delay, including wages, lodging and meals.

ARTICLE 7

FORCE MAJEURE EVENTS

7.1       Excused Performance. If either Party is rendered wholly or partially unable to perform its obligations (other than payment obligations) under this Agreement due to the occurrence of a Force Majeure Event, such Party will be excused from the affected performance obligation (other than payment obligations), provided that:

(a)           the affected Party gives the other Party notice describing the particulars of the occurrence, including an estimate of its expected duration and probable impact on the affected Party’s obligations hereunder, such notice shall be given promptly after becoming aware of the occurrence of the Force Majeure Event, and, in no event more than seven (7) days after the affected Party becomes aware or should reasonably have been aware of such occurrence;

(b)           the affected Party shall continually exercise all commercially reasonable efforts to mitigate the effect of such Force Majeure Event, remedy its inability to perform, and limit damages to the other Party and shall promptly resume its performance when the Force Majeure Event no longer impacts its ability to perform, and shall give the other Party prompt notice of its intent to resume such performance;

(c)           the suspension of a Party’s performance affected by the Force Majeure Event shall be of no greater scope and of no longer duration than is reasonably required by the Force Majeure Event;

(d)           no liability of either Party which arose before the occurrence of the Force Majeure Event shall be excused as a result of the occurrence thereof; and

(e)           no Force Majeure Event shall relieve any Party from performing those of its obligations that are not materially affected by the Force Majeure Event.

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ARTICLE 8

CHANGE ORDERS

8.1       Change Order. The term “Change Order” as used herein shall mean a written instrument signed by Purchaser and Supplier, stating their mutual agreement upon any of the following: (i) a change in the fabrication or features of the Turbines (such as adding Federal Aviation Administration lighting or a cold weather package); (ii) a change in the Delivery Schedule or Completion Schedule; (iii) a change in the Commissioning Work; (iv) a change in the number of or location of Project sites; or (v) an adjustment in the Purchase Price (collectively “Scope Changes”).

8.2       Change Order Process. Purchaser may request Scope Changes within the general scope of this Agreement consisting of additions, deletions, or other revisions. If Purchaser so desires to request Scope Changes, it shall submit a change request to Supplier in writing. Within ten (10) Business Days after its receipt of any such request, Supplier shall submit a detailed proposal to Purchaser stating (a) the increase or decrease, if any, in the Purchase Price which would result from such change, and (b) the effect, if any, upon the Delivery Schedule or Completion Schedule by reason of such proposed change. Purchaser shall have five (5) days from receipt of Supplier’s detailed proposal to accept or reject in writing Supplier’s proposal in relation to the requested change. If Purchaser agrees with Supplier’s proposal, Purchaser and Supplier shall execute a Change Order reflecting the requested Scope Changes and proposed adjustments, if any, in the Purchase Price and the Delivery Schedule or Completion Schedule. In the event Purchaser disagrees with Supplier’s proposal, Purchaser shall promptly so notify Supplier, following which the Parties shall negotiate in good faith a solution which is satisfactory to both Purchaser and Supplier. Should Purchaser fail to respond to Supplier in writing within the foregoing five (5) day period, Purchaser shall be deemed to have withdrawn its requested change.

8.3       No Change. Notwithstanding anything to the contrary contained in this Agreement, Supplier shall not be obligated to proceed with any Scope Changes requested by Purchaser unless and until a Change Order is executed by the Parties in relation to such change. Further, Supplier shall not be required to implement a requested Scope Change by Purchaser if the implementation of such change would, in Supplier’s reasonable opinion, likely impair Supplier’s ability to achieve any of the performance guarantees, warranties or covenants set forth in this Agreement, the OMS Agreement, and/or the Warranty Agreement.

8.4       Scope Changes Caused by a Force Majeure Event. If a Force Majeure Event occurs that materially adversely affects Supplier’s performance of all or a portion of the sale and Delivery obligations hereunder or if such a Force Majeure Event causes any of the Commissioning Work to be temporarily or permanently prevented, Supplier shall be entitled to a Change Order reflecting such impact of such Force Majeure Event, including an extension in Supplier’s time for performance for such delay to the extent Supplier’s performance is actually delayed. In the case of a Force Majeure Event, Supplier must notify Purchaser of Supplier’s intent to request a Change Order (the “Notice of Intention”) within thirty (30) Business Days of the Force Majeure Event. Supplier shall submit to Purchaser a draft Change Order outlining, with reasonable specificity, the requested Scope Changes within ten (10) Business Days after the Notice of Intention is delivered to Purchaser.

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8.5       Scope Changes Caused by Events within the Control of Purchaser. If Purchaser, EPC Contractor or any of Purchaser’s Contractors causes an event that materially adversely affects Supplier’s performance of all or a portion of the sale and Delivery obligations hereunder or if such event causes the Commissioning Work to be temporarily or permanently prevented, Supplier shall be entitled to a Change Order reflecting such impact of such event, including (i) an extension in Supplier’s time for performance for such delay to the extent Supplier’s performance is actually delayed, and (ii) an increase in the Purchase Price with respect to such additional cost to the extent such delay is caused solely by Purchaser, EPC Contractor or any of Purchaser’s Contractors. In the case of such a Purchaser caused event, Supplier must notify Purchaser of Supplier’s intent to request a Change Order (the “Notice of Intention”) within thirty (30) Business Days of the Purchaser caused event. Supplier shall submit to Purchaser a draft Change Order outlining, with reasonable specificity, the requested Scope Changes within ten (10) Business Days after the Notice of Intention is delivered to Purchaser.

ARTICLE 9

LIMITATION OF LIABILITY

9.1       Supplier Not Responsible for Purchaser’s Work. Notwithstanding anything to the contrary set forth herein, Supplier shall not have any responsibility for (a) Project Site selection, permitting or Turbine siting within the Project Site; (b) the design, supply or construction of Tower foundations; (c) the assembly, erection and installation of the Turbines or the SCADA System; (d) the design, assembly, erection and installation of any other element of the Project, (e) obtaining rights required by the Project to sell or transmit its electrical output, or (f) any other element of Purchaser’s Work, all of which are expressly the responsibility of Purchaser.

9.2       Overall Limitation of Liability. Notwithstanding anything to the contrary contained in this Agreement, in no event shall Supplier, its parent company, Affiliates and agents be liable, alone or in the aggregate, to Purchaser for any damages, claims, demands, suits, causes of action, losses, costs, expenses and/or liabilities related in any manner to this Agreement, the Warranty Agreement and the OMS Agreement in excess of an amount equal to ***** percent (*****%) of the Purchase Price, regardless of whether such liability arises out of breach of contract, guarantee or warranty, tort, product liability, indemnity, contribution, strict liability or any other legal theory; provided, however, the preceding limitation of liability shall not apply to, and no credit shall be issued against such liability for, (a) Supplier’s indemnity obligations set forth in Section 13.1 solely as they relate to claims by third Parties for bodily injury or property damage, or (b) the fraud or willful misconduct of Supplier.

9.3       Consequential Damages. Notwithstanding anything to the contrary contained in this Agreement and except as set forth in the last sentence of this Section, Purchaser and Supplier waive all claims against each other (and against each other’s parent company, Affiliates, contractors, subcontractors, consultants, vendors, suppliers and agents) for any consequential, incidental, indirect, special, exemplary or punitive damages (including, but not limited to, loss of actual or anticipated profits, revenues or product; loss by reason of shutdown or non-operation; increased expense of operation, borrowing or financing; loss of use or productivity; or increased cost of capital), and regardless of whether any such claim arises out of breach of contract or warranty, tort, product liability, indemnity, contribution, strict liability or any other legal theory. Any

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consequential, incidental, indirect, special, exemplary or punitive damages incurred by Supplier or Purchaser in relation to a third Party shall, for all purposes of this Agreement, be deemed consequential, incidental, indirect, special, exemplary or punitive damages in relation to any claim brought by Supplier or Purchaser against the other Party to this Agreement. Any liquidated damages payable by Supplier under this Agreement shall not be deemed consequential, incidental, indirect, or special damages for purposes of this Agreement.

ARTICLE 10

TITLE AND RISK OF LOSS; INSURANCE

10.1     Title to Supply Items. Title to any Supply Item shall transfer to the Purchaser upon (i) the Delivery of such Supply Item to its Designated Delivery Location and (ii) Purchaser’s payment of and Supplier’s receipt of, the applicable Progress Payment.

10.2     Risk of Loss. Supplier shall bear the risk of loss and damage with respect to any Supply Item (including each individual Major Turbine Component) until Delivery of such Supply Item to its Designated Delivery Location. In performing the Commissioning Work, Supplier shall be deemed a contractor of Purchaser performing the Services on Supply Items then owned by Purchaser. Upon the Delivery of any Supply Item to its Designated Delivery Location, care, custody and control of, and risk of loss or damage to, such Supply Item shall thereupon transfer to the Purchaser.

10.3     Insurance. Supplier and Purchaser shall maintain the following insurance while this Agreement is in effect:

10.3.1  Supplier Insurance.

Supplier shall carry and maintain or cause to be carried and maintained, at all times during the Term of this Agreement, insurance coverage with limits as set forth in this Section (the “Supplier Insurance”).

Marine Cargo Insurance

All property and interests of every kind and description (including materials, equipment, machinery and spares) intended for the Project or subsequent operations while in transit by land, air and/or sea. All Risks of physical loss or damage from a cause not excluded but including war, strikes, riots and civil commotions and terrorism while in transit, on a continuous open cover basis. Increased cost of working - the additional expenditure necessarily and reasonably incurred for the purpose of avoiding or reducing delay which, without such expenditure would have taken place.

Property

At all times the Supplier’s factory premises, plant, machinery, raw materials and finished stocks all related to and comprising the Project under a property insurance in an amount equal to the full replacement value of the above named items for “all risks” of physical loss or damage including, but not limited to, coverage for earth movement,

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flood, windstorm, earthquake, sabotage, terrorism, riots, civil commotion, testing, boiler and machinery, transit and off-site storage. The policy may contain separate sub limits and deductibles subject to insurance company underwriting guidelines. Deductibles under the policy shall not exceed $100,000 per occurrence, except for deductibles for natural catastrophe peril, which shall not exceed five percent (5%) of the insured loss

Increased cost of working - the additional expenditure necessarily and reasonably incurred for the purpose of avoiding or reducing delay which, without such expenditure would have taken place.

Workers Compensation

Coverage shall comply with any statutory obligation imposed by Workers Compensation, Occupational Disease Laws, or similar laws, including where applicable, the United States Longshoremen’s and Harbor Workers’ Act, the Federal Employers’ Liability Act and the Jones Act. Employers’ Liability insurance shall have limits of not less than $1,000,000 per accident, $1,000,000 disease-policy limit and $1,000,000 disease-each employee.

Commercial General Liability

Insurance providing coverage for bodily injury, property damage and personal/advertising injury with a combined single limit of not less than $1,000,000 per occurrence and $2,000,000 aggregate. The policy shall include contractual liability and any testing operations coverage.

a.        Automobile Liability - Insurance for owned, non-owned and hired automobiles with a limit of not less than $1,000,000 per occurrence.

b.        Excess liability - Insurance with a minimum limit of $10,000,000 per occurrence and annual aggregate.

c.        Evidence and Scope of Insurance - Supplier shall provide Purchaser with a copy of insurance original certificates evidencing the insurance coverages required and shall provide replacement certificates of insurance within five (5) days of any renewal of the required insurance.

All such insurance policies shall:

(i)      name Purchaser for their respective rights and interests in respect of the Project as additional insured (except in the case of worker’s compensation insurance);

(ii)     provide Purchaser with 30 days’ prior written notice of non-renewal, cancellation of, or significant modification to, any of such policies (except that such notice period will be 10 days in case of non-payment of premiums); and

(iii)    the insurance certificates provided to Purchaser shall indicate that the insurance policies have been endorsed as noted above. All

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policies shall be written by one or more insurance companies authorized to do business in USA and be rated BBB+ or higher by A.M. Best.

Term and Modification of Insurance

If the designated coverage, or relatively comparable coverage, are unavailable on reasonable commercial terms, Supplier will provide Purchaser detailed information as to the maximum amount of available coverage that it is able to purchase and will be required to obtain Purchaser’s consent as to the adequacy of said coverage under the circumstances at the time, which consent shall not be unreasonably withheld or delayed.

10.3.2  Purchaser Insurance.

Purchaser shall carry and maintain or cause to be carried and maintained, at all times during the Term of this Agreement, insurance coverage with limits as set forth in this Section.

Builder’s All Risk Insurance

At all times during construction, the Purchaser’s Project will be under a builder’s all risk insurance in an amount equal to the full replacement value of the Project for “all risks” of physical loss or damage including, but not limited to, coverage for earth movement, flood, windstorm, earthquake, sabotage, terrorism, riots, civil commotion, testing, boiler and machinery, transit and off-site storage. The policy may contain separate sub limits and deductibles subject to insurance company underwriting guidelines. Deductibles under the policy shall not exceed $100,000 per occurrence, except for deductibles for natural catastrophe peril, which shall not exceed five percent (5%) of the insured loss

Increased cost of working - the additional expenditure necessarily and reasonably incurred for the purpose of avoiding or reducing delay which, without such expenditure would have taken place.

Workers Compensation

Coverage shall comply with any statutory obligation imposed by Workers Compensation, Occupational Disease Laws, or similar laws, including where applicable, the United States Longshoremen’s and Harbor Workers’ Act, the Federal Employers’ Liability Act and the Jones Act. Employers’ Liability insurance shall have limits of not less than $1,000,000 per accident, $1,000,000 disease-policy limit and $1,000,000 disease-each employee.

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Commercial General Liability

Insurance providing coverage for bodily injury, property damage and personal/advertising injury with a combined single limit of not less than $1,000,000 per occurrence and $2,000,000 aggregate. The policy shall include contractual liability and any testing operations coverage.

a.         Automobile Liability - Insurance for owned, non-owned and hired automobiles with a limit of not less than $1,000,000 per occurrence.

b.         Excess liability - Insurance with a minimum limit of $10,000,000 per occurrence and annual aggregate.

c.         Evidence and Scope of Insurance

Purchaser shall provide Supplier with a copy of insurance original certificates evidencing the insurance coverages required and shall provide replacement certificates of insurance within five (5) days of any renewal of the required insurance.

All such insurance policies shall:

(i)     name Supplier for their respective rights and interests in respect of the Project as additional insured (except in the case of worker’s compensation insurance);

(ii)    provide Supplier with 30 days’ prior written notice of non-renewal, cancellation of, or significant modification to, any of such policies (except that such notice period will be 10 days in case of non-payment of premiums); and

(iii)   The insurance certificates provided to Supplier shall indicate that the insurance policies have been endorsed as noted above. All policies shall be written by one or more insurance companies authorized to do business in USA and be rated BBB+ or higher by A.M. Best.

Term and Modification of Insurance

If the designated coverage, or relatively comparable coverage, are unavailable on reasonable commercial terms, Purchaser will provide Supplier detailed information as to the maximum amount of available coverage that it is able to purchase and will be required to obtain Supplier’s consent as to the adequacy of said coverage under the circumstances at the time, which consent shall not be unreasonably withheld or delayed.

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ARTICLE 11

REPRESENTATIONS AND WARRANTIES OF SUPPLIER

Supplier hereby represents and warrants to Purchaser as follows:

11.1     Due Organization; Good Standing. Supplier is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and qualified to conduct business in the states where it does business.

11.2     Due Authorization. The execution, delivery and performance of this Agreement by Supplier have been duly authorized by all necessary corporate action on the part of Supplier and do not and will not require the consent of any trustee or holder of any indebtedness or other obligation of Supplier or any other Party to any other agreement with Supplier.

11.3     Execution and Delivery. This Agreement has been duly executed and delivered by Supplier. This Agreement constitutes the legal, valid and binding obligation of Supplier, enforceable against Supplier in accordance with its terms, except to the extent that its enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally or by principles of equity.

11.4     Governmental Approvals. No governmental authorization, approval, order, license, permit, franchise or consent, and no registration, declaration or filing with any Governmental Authority is required on the part of Supplier in connection with the execution, delivery and performance of this Agreement, except those which have already been obtained or which Supplier anticipates will be timely obtained in the ordinary course of performance of this Agreement.

11.5     Supply Items; Services. The Supply Items and the SCADA System to be delivered hereunder shall be designed and fit for the purpose of generating electric power when operated in accordance with the Turbine Specifications, the OMS Manual, Prudent Electrical Industry Practices and Prudent Wind Industry Practices. The Supply Items and SCADA System shall be new and unused and shall be free from Defects and free from defects in title. The Services shall be performed in a competent, diligent manner in accordance with Prudent Wind Industry Practices, Supplier’s manufacturers’ written requirements and applicable Governmental Requirements.

ARTICLE 12

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser represents and warrants to Supplier as follows:

12.1     Due Organization; Good Standing; Qualified To Do Business. Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and qualified to conduct business in the states where it does business.

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12.2     Due Authorization. The execution, delivery and performance of this Agreement by Purchaser have been duly authorized by all necessary action on the part of Purchaser in accordance with Purchaser’s organizational documents and do not and will not require the consent of any trustee or holder of any indebtedness or other obligation of Purchaser or any other Party to any other agreement with Purchaser.

12.3     Execution and Delivery. This Agreement has been duly executed and delivered by Purchaser. This Agreement constitutes the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except to the extent that its enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally or by principles of equity.

12.4     Governmental Approvals. No governmental authorization, approval, order, license, permit, franchise or consent, and no registration, declaration or filing with any Governmental Authority is required on the part of Purchaser in connection with the execution, delivery and performance of this Agreement, except those which have already been obtained or which Purchaser anticipates will be timely obtained in the ordinary course of performance of this Agreement.

12.5     Project Site. On or prior to the date that Supplier is to provide any services relating to the Project at the Project Site, Purchaser shall have obtained the right and authority to have such work performed on the Project Site. To the knowledge of Purchaser, after the completion of reasonable due diligence on the Project Site, the Project Site is free of all hazardous or dangerous materials or substances. All information concerning the Project Site and the wind flow across the Project Site heretofore delivered to Supplier by Purchaser is true, complete and correct in all material respects.

ARTICLE 13

MUTUAL INDEMNITY

13.1     Mutual Indemnity. Each of Supplier and Purchaser agree to defend, indemnify and hold each other, and each other’s lenders, parent companies, Affiliates, officers, directors, agents and employees, harmless from and against any claims, losses, damages and liabilities (including, but not limited to, reasonable attorneys’ fees and court costs, but excluding consequential damages) on account of any claim by a third Party for bodily injury or property damage against the indemnified Party to the extent caused by the negligent act or omission, or willful misconduct of, or breach of this Agreement by, the indemnifying Party or the indemnifying Party’s employees, contractors, subcontractors or agents, in connection with the performance of their respective obligations under this Agreement.

ARTICLE 14

DEFAULT; CURE; REMEDIES

14.1     Default by Supplier. Supplier shall be in default under this Agreement should any one or more of the following events or conditions arise or exist:

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(i)         Supplier becomes insolvent, or generally does not pay its debts as they become due, or admits in writing its inability to pay its debts, or makes a general assignment for the benefit of creditors; or

(ii)        Insolvency, receivership, reorganization, or bankruptcy proceedings are commenced by or against Supplier and, in the case of any such involuntary proceeding, that is not dismissed or stayed within sixty (60) days after it is commenced; or

(iii)       Supplier fails, for any reason, other than failure of Purchaser to make payments to Supplier when obligated in accordance with this Agreement, to make any undisputed payments required to be made by Supplier to Purchaser, which failure continues for ten (10) Business Days after notice of such non-payment; or

(iv)       Supplier is in material default of any term or provision of this Agreement or has materially failed to perform its obligations under this Agreement, and such breach or failure continues for thirty (30) Business Days following receipt of written notice from Purchaser to cure such breach or failure; provided, however, if such failure cannot with due diligence be remedied by Supplier within such thirty (30) Business Days period, and Supplier shall have diligently prosecuted the remedying of such failure within such thirty (30) Business Days, such period shall be extended by such additional time period as may be reasonably required by Supplier to cure such failure.

14.2     Purchaser’s Remedies. In the event Supplier is in default pursuant to Section 14.1, and said default is not timely cured within the time periods set forth above, Purchaser, in addition to those rights and remedies that may be available to Purchaser at law or in equity, and subject to Section 9.2 of this Agreement, shall have the right to terminate this Agreement by written notice to Supplier; provided however, that amounts applicable to Supply Items delivered or services performed by Supplier through the date of termination of this Agreement shall be paid by Purchaser to Supplier.

14.3     Default by Purchaser. Purchaser shall be in default under this Agreement should any one or more of the following events or conditions arise or exist:

(i)         Purchaser or Guarantor becomes insolvent, or generally does not pay its debts as they become due, or admits in writing its inability to pay its debts, or makes a general assignment for the benefit of creditors; or

(ii)        Insolvency, receivership, reorganization or bankruptcy proceedings are commenced by or against Purchaser or Guarantor and, in the case of any such involuntary proceeding, that is not dismissed or stayed within sixty (60) days after it is commenced; or

(iii)       Purchaser fails to timely pay to Supplier any required payment under this Agreement when due, including failure to timely provide any Down Payment or any Progress Payment, which failure continues for ten (10) days after written notice of failure to make payment has been received by Purchaser from Supplier; or

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(iv)       Purchaser fails to perform any material term or provision of this Agreement, including failure to timely provide the Guaranty to Supplier, and such failure continues for thirty (30) Business Days following receipt of written notice from Supplier to cure such failure; provided, however, if such failure cannot with due diligence be remedied by Purchaser within such thirty (30) Business Day period, and Purchaser shall have diligently prosecuted the remedying of such failure within such thirty (30) Business Days, such period shall be extended by such additional time period as may be reasonably required by Purchaser to cure such failure; or

(v)           The revocation or other termination of the Guaranty by Guarantor, or the breach by Guarantor of any material term or provision of the Guaranty, including any payment obligation thereunder, which breach continues for a period of ten (10) days after written notice of such breach has been received by Guarantor from Supplier.

14.4     Supplier’s Remedies. In the event that Purchaser is in default pursuant to Section 14.3, and said default is not timely cured within the time periods set forth above, Supplier in lieu of any rights and remedies that may be available to Supplier at law or in equity, shall have the right to terminate this Agreement by written notice to Purchaser, which termination shall be effective upon delivery of Supplier’s notice to Purchaser. Within three (3) Business Days of the effective date of such termination, Purchaser shall pay to Supplier the liquidated damages set forth on the termination schedule attached hereto as Exhibit G (“Termination Schedule”), which shall constitute Supplier’s exclusive remedy, and Supplier shall have no right to damages or compensation for such termination other than payment of the liquidated damages set forth on the Termination Schedule.

14.5     Cancellation Due to a Force Majeure Event. If Supplier is entirely prevented from performing its obligations hereunder for a period of one-hundred eighty (180) consecutive days as a result of the occurrence of a Force Majeure Event suffered by Supplier, then Supplier may cancel, without additional liability, any then remaining unperformed portion of this Agreement, upon not less than thirty (30) Business Days’ prior written notice to the Purchaser; provided, however, that nothing in this Section 14.5 shall relieve or excuse Supplier from its obligations under Article 7 of this Agreement in respect of the occurrence of a Force Majeure Event or relieve either Party from any payment obligation that has accrued as of the date of cancellation or prior thereto; provided further, however, that any payment obligations of Purchaser shall be reduced by the amount of funds received by Supplier, if any, in connection with the resale of any Turbines or Turbine components sold that are applicable to such payment obligations of Purchaser, and, if following such reduction, Purchaser is owed a refund of some portion of the Purchase Price from Supplier, Supplier shall refund to Purchaser the applicable amount of Purchase Price previously paid to Supplier within thirty (30) days of such termination.

14.6     Termination *****. Purchaser shall have the right, only at any time up to, and not later than, ***** prior to the scheduled date for Delivery of the first Major Turbine Component to be Delivered under this Agreement pursuant to the Delivery Schedule, upon the occurrence of a ***** to terminate all of the Turbine Supply Documents upon ***** prior written notice to Supplier. *****

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*****. Upon written notice from Purchaser, Supplier shall use commercially reasonable efforts to provide Purchaser with ***** reasonably requested by Purchaser regarding *****. In the event that the Parties disagree whether a ***** has occurred, the matter shall be resolved in accordance with the dispute resolution procedures set forth in Article 15 of this Agreement. If a ***** occurs prior to ***** prior to the scheduled Delivery Date of the first Major Turbine Component, such ***** shall not exist in the Turbines to be Delivered in accordance with this Agreement.

14.7     Termination for Convenience. The Purchaser shall have the right to terminate this Agreement for convenience with respect to any Turbine until title to such Turbine has passed to Purchaser. Such termination shall be effective upon the later to occur of (i) delivery to Supplier of written notice of termination and (ii) receipt by Supplier of liquidated damages in the amount on a per Turbine basis with respect to such Turbine in accordance with the Termination Schedule attached to this Agreement as Exhibit G.

14.8     Surviving Obligations. Cancellation or expiration of all or any portion of this Agreement (a) shall not relieve Purchaser of its obligations with respect to the confidentiality of Supplier’s proprietary information as set forth in Section 4.5 of this Agreement, or either Party of its confidentiality obligations as set forth in Section 16.9 of this Agreement, (b) shall not relieve either Party of any obligation hereunder which expressly or by implication survives termination hereof, and (c) except as otherwise provided in any provision of this Agreement expressly limiting the liability of either Party, shall not relieve either Purchaser or Supplier of any obligations or liabilities for loss or damage to the other Party arising out of or caused by acts or omissions of such Party prior to the effectiveness of such termination or arising out of such termination, and shall not relieve Supplier of its obligations as to portions of the items supplied or other services hereunder already supplied or performed or of obligations assumed by Supplier prior to the date of termination. This Article shall survive the termination or expiration of this Agreement.

ARTICLE 15

DISPUTE RESOLUTION

15.1     Procedure. In the event a dispute, controversy or claim (herein, a “dispute”) arises between Purchaser and Supplier relating to this Agreement, the aggrieved Party shall promptly provide written notification of the dispute to the other Party within ten (10) days after such dispute arises and the Parties shall resolve such dispute as provided herein:

15.1.1      Executives Meeting. A meeting shall be held between the Parties, attended by representatives of the Parties with decision-making authority regarding the dispute, to attempt in good faith to negotiate a resolution of the dispute. Such meeting shall be held in Carpinteria, California within thirty (30) days after a notice of dispute has been delivered under Section 15.1 above.

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15.1.2      Independent Engineer’s Decision. If the dispute involves a technical issue, within ten (10) days after such meeting, the Parties have not resolved the dispute, either Party shall submit the dispute to the Independent Engineer for a non-binding determination, together with such information in support of their position as may be relevant, which information will simultaneously be sent to the other Party. The Independent Engineer may hold separate meetings with each Party or call a joint meeting of the Parties, to be held in Carpinteria, California. The Independent Engineer shall, within thirty (30) days after such request for a determination, issue a non-binding decision. Any Party which does not wish to comply with such decision shall promptly provide written notification of its intention to the other Party within five (5) days of such decision. The Parties shall meet in Chicago, Illinois within twenty (20) days of such notice to attempt, in good faith, to negotiate a final resolution to the dispute. Any Party which does not wish to comply with such decision shall within ten (10) days after the date of such meeting submit the dispute to arbitration within twenty (20) days after the date of such decision to arbitration in accordance with Section 15.1.3 below. The Parties shall share equally the costs of the Independent Engineer.

15.1.3      Arbitration.

(a)        If the Parties are not successful in resolving a dispute, controversy or claim pursuant to Sections 15.1.1 and 15.1.2, above, then such dispute shall be resolved through binding arbitration to take place in Chicago, Illinois. The Parties agree to conduct all arbitration proceedings in accordance with the Commercial Arbitration Rules of the American Arbitration Association. This Section 15.1.3 is governed by the Federal Arbitration Act.

(b)        A Party desiring to submit to arbitration any such dispute, controversy or claim shall furnish its demand for arbitration in writing to the other Party or Parties thereto, which demand shall contain a brief statement of the matter in controversy, as well as a list containing the names of three (3) suggested arbitrators from the list of arbitrators maintained by the American Arbitration Association (the “AAA List”) from which list, or from other sources, all of the Parties shall choose one (1) mutually acceptable arbitrator. If the Parties are unable to agree upon the identity of a single arbitrator, within ten (10) days from the receipt of such demand, the Purchaser and the Supplier shall each (collectively, the “Arbitrating Parties”), within a period of five (5) additional days, name from the AAA List one (1) arbitrator by written notice to the other Arbitrating Party or Parties. Within ten (10) days after this notice, the two (2) arbitrators so named shall choose a third arbitrator. If any Arbitrating Party fails to name an arbitrator within the specified five (5) day period or if the two arbitrators chosen by the Arbitrating Parties fail to select a third arbitrator within the ten (10) day period, then either Arbitrating Party, on behalf of and on notice to the other Arbitrating Party or Parties, may request appointment by the American Arbitration Association in accordance with its rules then prevailing of the required additional arbitrator or arbitrators so that there shall be a panel of three (3) arbitrators. If the American Arbitration Association should fail to appoint the necessary arbitrator or arbitrators within fifteen (15) days after such request is made, then either Arbitrating Party may apply, on notice to the other Arbitrating Party or Parties, to a court of competent jurisdiction for the appointment of such necessary additional arbitrators. Each of the arbitrator or arbitrators chosen or appointed pursuant to this Section 15.1.3(b) shall be a person having at least ten (10) years experience in the United States in the legal profession and shall

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not be a past or present officer, director or employee of, or have any material interest in, any Arbitrating Party or any Affiliate of an Arbitrating Party. All discovery, including the right to take depositions and interrogatories, shall be permitted in the time and manner provided by the then applicable Federal Rules of Civil Procedure. The Arbitrating Parties shall be entitled to reasonable discovery prior to the arbitration hearing, and the arbitrator or arbitrators, as the case may be, shall have the power upon application of any Arbitrating Party to make all appropriate orders for discovery from the other Arbitrating Party, including discovery of documents, responses to interrogatories, and depositions. The scope, time and manner of discovery, including all document discovery, are to be in accordance with the U.S. Federal Rules of Civil Procedure. Notwithstanding the foregoing, discovery allowed each of the Arbitrating Parties shall not exceed: (i) five (5) party depositions; (ii) three (3) nonparty depositions; (iii) three (3) depositions of any experts selected to give opinions in the arbitration (as well as the production of any documents relied upon by such experts); and (iv) fifteen (15) interrogatories (with each subpart counted as a separate interrogatory). Discovery shall not include requests for admissions. No deposition shall last more than two (2) days in length. Further, all discovery must, without exception, be completed within one hundred twenty (120) days from the date the arbitration panel is appointed. Any documents that are not produced to the other Arbitrating Party prior to the termination of this 120-day discovery period may not be offered into evidence at the arbitration hearing unless such production shall not prejudice the non-producing Arbitrating Party as determined by the arbitrator or arbitrators, as the case may be. Likewise, any witnesses who have not been produced for deposition, despite a request from the other side, may not testify or submit affidavits at the arbitration hearing.

(c)        The arbitrator or arbitrators, as the case may be, shall render his, her or their decision, in the latter case upon the concurrence of at least two (2) of their number, as soon as possible but no later than thirty (30) days after the conclusion of any hearings before such arbitrator or arbitrators, as the case may be, unless such 30-day period is extended by the arbitrator or arbitrators, as the case may be. The decision and award shall in either case be in writing and counterpart copies of such decision shall be delivered to each of the Arbitrating Parties. Such decision shall be based solely upon the written arguments and contentions, evidence and legal authorities, submitted by each Arbitrating Party. In rendering such decision and award, the arbitrator shall not add to, subtract from or otherwise modify the provisions of this Agreement. Any award rendered shall be final and conclusive upon the parties and a judgment on any such award may be entered in any court having jurisdiction, state or federal, having jurisdiction. No arbitration proceeding shall be commenced after the date when institution of legal or equitable proceedings based upon such subject matter would be barred by the applicable statute of limitations. Notwithstanding anything to the contrary contained in this section or elsewhere in this Agreement, provisional injunctive or other provisional equitable relief may be sought by the parties without first submitting the subject dispute to arbitration so long as injunctive relief is otherwise warranted by applicable law.

15.2     Qualifications of Arbitrators; Expenses.

(a)        The arbitrators in the arbitration proceeding provided for in this Article 15 shall be individuals experienced in the energy construction industry and competent to pass on the matter presented for arbitration.

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(b) Supplier, on the one hand, and Purchaser, on the other, shall share equally the compensation and expenses of the arbitrators as well as all fees imposed by the AAA. Supplier and Purchaser shall be responsible for their own costs and legal fees, if any. Notwithstanding the foregoing, a majority of the arbitrators shall be empowered to award the prevailing Party its costs, expenses and/or legal fees.

15.3     Performance During Dispute. While any controversy, dispute or claim arising out of or relating to this Agreement is pending, Purchaser and Supplier shall continue to perform their obligations hereunder notwithstanding such controversy, dispute or claim.

15.4     Consolidation. No arbitration arising under this Agreement shall include, by consolidation, joinder or any other manner, any person or entity not a Party to this Agreement, unless (a) such person or entity is substantially involved in a common question of fact or law, (b) the presence of such person or entity is required if complete relief is to be accorded in the arbitration, and (c) such person or entity has consented to such inclusion.

15.5     Language. All arbitration proceedings shall be conducted in the English language.

ARTICLE 16

GENERAL PROVISIONS

16.1     Waiver. No delay or omission by the Parties hereto in exercising any right or remedy provided for herein shall constitute a waiver of such right or remedy nor shall it be construed as a bar to or waiver of any such right or remedy on any future occasion.

16.2     Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the successors and permitted assigns of Supplier and Purchaser. Except as set forth herein, neither Supplier nor Purchaser may assign, convey or transfer this Agreement, in whole or in part, except upon the prior written consent of the other Party hereto, which consent shall not be unreasonably withheld, and any such purported transfer or assignment shall be null and void. Notwithstanding any permitted assignment hereunder, the assignor shall remain liable to the other Party for all duties and responsibilities hereunder unless affirmatively recited by the other Party.

16.3     Permitted Assignments. Notwithstanding Section 16.2 above, (i) either Party may transfer or assign its rights, benefits and obligations under this Agreement to an Affiliate; provided, that if requested by Purchaser, Supplier shall execute and deliver a guaranty of the performance hereunder by such an assignee, (ii) Purchaser may assign its rights, benefits and obligations under this Agreement to any purchaser of the Project; provided, that Purchaser may not transfer or assign this Agreement in whole or in part to a wind turbine design or manufacturing competitor of Supplier without the prior written consent of Supplier, which consent may be withheld in Supplier’s sole discretion and which may be conditioned upon the creditworthiness of the purchaser, (iii) Supplier is authorized to subcontract any portion of its duties under this Agreement to a third party or to delegate its obligations hereunder, in the ordinary course of its business, without reducing the scope of Supplier’s undertakings, obligations, and commitments to Purchaser, provided that Supplier agrees that it will not use any supplier for any Major Turbine Components not listed on Exhibit H without Purchaser’s advance written consent, such consent not to be unreasonably withheld,

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conditioned or delayed, and (iv) a Party, without the consent of the other Party, may assign its interest in this Agreement to a lender, collateral trustee, security trustee or similar entity as collateral security for any financing entered into by the assigning Party, including a lease financing. The non-assigning Party shall, upon fifteen (15) days’ prior written request from the assigning Party, execute a consent containing customary terms and conditions, to any such collateral assignment. Further, notwithstanding Section 16.2 above, Purchaser shall have the right to assign no less than all of its rights, duties and obligations under the Turbine Supply Documents to any third party, subject to, and conditioned upon, the prior written consent of Supplier, which shall not be unreasonably withheld, conditioned, or delayed; provided however that any such assignment is conditioned upon the receipt of a guarantee for the benefit of Supplier of the performance of the contract obligations, including payment security, in a form acceptable to Supplier, in its sole and absolute discretion. Any such assignment to a third party also shall be subject to the following: (i) prior to the effectiveness of such assignment, the third party assignee shall agree to revisions to the Turbine Supply Documents as determined by Supplier to be reasonably necessary, to effect the purchase and installation of the Turbines by the third party assignee at a project site to be determined between Supplier and any such third party assignee, (ii) the third party assignee shall assume all of the duties, obligations, restrictions and covenants of Purchaser under the Turbine Supply Documents, as revised, (iii) any monies or other consideration received by, or otherwise payable to, Purchaser from the third party assignee in connection with such assignment, in excess of the Down Payment and any Progress Payments actually paid by Purchaser to Supplier, other than the reasonable actual documented expenses incurred by Purchaser in connection with the assignment of the Turbine Supply Documents to the third party, shall be paid to Supplier and (iv) Purchaser shall pay to Supplier all of Supplier’s costs associated with such assignment from Purchaser to the third party assignee, including but not limited to all of Supplier’s costs (including reasonable legal fees) incurred in connection with the revision of the Turbine Supply Documents, within thirty (30) days of receipt of an applicable invoice from Supplier.

16.4     Notices.

(a)        Any notice required or authorized to be given hereunder or any other communications between the Parties provided for under the terms of this Agreement shall be in writing (unless otherwise provided) and shall be served personally or by reputable express courier service or by facsimile transmission addressed to the relevant Party at the address stated below or at any other address notified by that Party to the other as its address for service. Any notice so given personally shall be deemed to have been served on delivery, any notice so given by express courier service shall be deemed to have been served two (2) Business Days after the same shall have been delivered to the relevant courier, and any notice so given by facsimile transmission shall be deemed to have been served on dispatch. As proof of such service it shall be sufficient to produce a receipt showing personal service, the receipt of a reputable courier company showing the correct address of the addressee or an activity report of the sender’s facsimile machine showing the correct facsimile number of the Party on whom notice is served and the correct number of pages transmitted.

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(b)        The Parties’ addresses for service are:

To Purchaser:	UPC Wind Acquisition V, LLC
c/o UPC Wind Management, LLC
85 Wells Ave., Suite 305
Newton, MA 02459
Attn:	General Counsel
Facsimile: (617) 964-3342
Telephone: (617) 964 3340

To Supplier:	Clipper Turbine Works, Inc.
6305 Carpinteria Avenue, Suite 300
Carpinteria, California 93013
Attn: General Counsel
Facsimile: 805.899.1115
Telephone: 805.690.3275

with a copy to:	Chadbourne & Parke LLP
350 South Grand Avenue, Suite 3300
Los Angeles, CA 90071
Attn: Edward W. Zaelke
Facsimile: 213.622.9865
Telephone: 213.892.1000

16.5     Governing Law. This Agreement and all matters arising hereunder or in connection herewith shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

16.6     Amendments. This Agreement may be modified or amended only by an instrument in writing signed by the Parties hereto.

16.7     Attachments Incorporated. The preamble and recitals of this Agreement, and the Exhibits attached hereto, are hereby incorporated into and made a part of this Agreement.

16.8     Entire Agreement. The terms and conditions set forth herein, together with those set forth on all Exhibits attached hereto, constitute the complete statement of the agreement between Supplier and Purchaser relating to the subject matter hereof. No prior statement or correspondence shall modify or affect the terms and conditions hereof. Prior representations, promises, warranties or statements by Supplier or Purchaser, or by any agent or employee of Supplier or Purchaser, that differ in any way from the terms and conditions hereof shall be given no effect.

16.9     Confidentiality. Each Party agrees to keep the terms and provisions of this Agreement and all materials and information that each receives pursuant hereto or in connection herewith or in connection with the Project in the strictest confidence and not to disclose any of the foregoing to any party other than the respective lenders, investors, attorneys, accountants, Affiliates, officers and directors of each Party or as such Party may be required by law, court order or in any litigation to disclose. This Section 16.9 shall survive the termination of this Agreement. Notwithstanding the foregoing, Supplier shall be entitled to announce by press release or other means that it has agreed to furnish the Turbines for the Project. The Parties agree that, with respect to press releases concerning the Project, they will endeavor to cooperate and share information with one another so that the Parties are identified, to the extent practicable in press releases regarding the

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Project. Supplier and Purchaser will each provide copies of all press releases issued regarding the Project to the other. Furthermore, the restrictions of this Section 16.9 shall not prohibit or restrict Supplier from using or disclosing the availability and performance data from the Project in connection with its sales, maintenance and other internal purposes; provided, however, that no specific reference shall be made to the Project in connection with the disclosure of such data.

16.10   Counterparts. This Agreement may be executed by the Parties in one or more counterparts, all of which taken together, shall constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes (and such signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes).

16.11   English Language Documents. Any document, manual, certificate or notice required or authorized to be given hereunder for the operation of the Project shall be provided in the English language.

16.12   Severability. In case any provision in this Agreement is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be affected.

16.13   Headings. The headings and captions used in this Agreement are inserted for reference and convenience only and the same shall not limit or construe the sections, articles or paragraphs to which they apply or otherwise affect the interpretation thereof.

16.14   Agreement Revisions. Following the execution of this Agreement by the Parties, if either Party requests a change to the Agreement in order to (i) correct any inconsistency contained within the Agreement or among the Turbine Supply Documents or (ii) clarify any ambiguities in the Agreement to reflect the intent of the Parties, then the Parties agree to work in good faith to amend the language of the Agreement to conform to any such requested change.

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IN WITNESS WHEREOF, this Agreement has been executed and delivered by the duly authorized representatives of Purchaser and Supplier as of the date first written above.

CLIPPER TURBINE WORKS, INC.,
a Delaware corporation

By:
Name:
Title:

UPC WIND ACQUISITION V, LLC,
a Delaware limited liability company

By:	/s/ Paul Gaynor
Name:	Paul Gaynor
Title:	President

[Signature Page to Turbine
Supply Agreement]

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the duly authorized representatives of Purchaser and Supplier as of the date first written above.

CLIPPER TURBINE WORKS, INC.,
a Delaware corporation

By:	/s/ Robert Gates
Name:	Robert Gates
Title:	Sr. Vice Pres

UPC WIND ACQUISITION V, LLC,
a Delaware limited liability company

By:
Name:
Title:

UPC 2013

[Signature Page to Turbine
Supply Agreement]

APPENDIX I

DEFINITIONS

“Additional Cost Event” means (a) an Emergency, (b) a Force Majeure Event or an Operating Force Majeure Event, (c) damage caused by an act or omission of the Owner or a third party (other than an Affiliate, Subcontractor or other agents or designees of the Operator) which is required to be repaired in order for the Turbines to be operated and maintained in accordance with the standard set forth in this Agreement, or (d) the receipt by the Operator of a written request from the Owner for the Operator’s performance of Additional OMS Services.

“Affiliate” means, with respect to any Party, any Person or entity which, directly or indirectly, is in control of, or is controlled by, or is under common control with such Party or any Subsidiary of such Party. For the purposes of this definition, control of a Party shall mean the power, direct or indirect, (a) to vote in excess of fifty percent (50%) or more of the securities having ordinary voting power for the election of directors, (b) to direct or cause the direction of the management and policies of such Party, whether by contract or otherwise.

“After Tax Value” means an amount equal to the sum of any payment, credit or other original amount (the “Original Amount”) plus an amount that will cause the recipient to retain a sum equal to the Original Amount after federal income taxes at the highest marginal rate are or would be imposed on the After Tax Value.

“Agreement” means the Supply Agreement, the Warranty Agreement or the OMS Agreement, as the context requires.

“Ancillary Parts and Equipment” means those ancillary parts, materials and equipment listed in Exhibit A to the Supply Agreement, which are typically required, together with the Major Turbine Components, to form a Turbine.

“Annual Windsystem Availability” or “AWA” has the meaning given in Exhibit A to the Warranty Agreement.

“Availability” has the meaning given in Exhibit A to the Warranty Agreement.

“Available Hours” has the meaning given in Exhibit A to the Warranty Agreement.

“Average Nominal Measured Energy” or “ANME” has the meaning given in Exhibit C to the Warranty Agreement.

“AWA Period Revenue” shall have the meaning given in Exhibit A to the Warranty Agreement.

“Base Hours” has the meaning given in Exhibit A to the Warranty Agreement.

“Business Days” means Monday through Friday of each week, except holidays in which commercial banks in the United States are required or permitted to close.

“Change in Law” means, after the date hereof, the enactment, modification or repeal or any Governmental Requirements, or any change in the interpretation of any Governmental Requirements by any Governmental Authority or court of law, that materially affects Supplier’s schedule for performing any of its obligations hereunder; provided a change in applicable tax law shall not constitute a “Change in Law” hereunder.

“Commencement Date” means the date upon which the Supplier shall have timely received the entirety of (a) the Down Payment, (b) the Parent Guaranty, and such other fees as may be applicable.

“Commissioning” or “Commissioning Work” means the installation inspection, field commissioning and acceptance testing, and controller power-up test, and start-up work to be conducted by Supplier under the Supply Agreement, for each Turbine, in accordance with the Commissioning and Start-Up Procedures.

“Commissioning and Start-Up Procedures” means the field commissioning and acceptable testing and start-up test and inspection procedures set forth on Exhibit O of the Supply Agreement.

“Commissioning Certificate” means a certificate issued by Supplier to Purchaser, in the form attached as Exhibit M to the Supply Agreement, following completion of Commissioning of each Turbine.

“Complete” or “Completion” shall mean, with respect to any Turbine, that (i) all Turbine Components have been delivered to the Project Site and installed in accordance with the Installation Procedures, (ii) Purchaser has completed the necessary terminations and connections of the collection lines and the SCADA communication lines into the controller in the base of the Turbine Tower using the collection lines and SCADA communication lines supplied by Purchaser, and (iii) the Turbine has been Commissioned.

“Completion Schedule” shall mean the schedule for the completion by Supplier and Purchaser, as applicable, of Turbine installation and Commissioning as set forth in Exhibit T to the Supply Agreement.

“CPI” shall mean the Consumer Price Index for the United States City Average, All Urban Consumers (CPI-U), All Items (base index year 1982-1984=100), as published by the United States Department of Labor, Bureau of Labor Statistics.

“Default Rate” means a per annum rate of interest equal to the lesser of (a) the maximum rate permitted by law and (b) twelve percent (12%) per annum.

“Defect” means a defect in any part or component of a Turbine covered under the Standard Warranty that causes such part or component to fail during the Warranty Period. A component is deemed to have “failed” only when it either (i) breaks, or (ii) ceases to perform the operation for which it was designed, intended or installed; provided, however, that normal wear and tear shall not constitute failure.

“Delivery” or “Delivered” means when a Supply Item is made available by Supplier for pickup by Purchaser at its respective Designated Delivery Location, provided however, that Purchaser may not take custody and control of the said Supply Item until the applicable Progress Payment has been made by Purchaser and received by Supplier.

“Delivery Schedule” shall mean the schedule as set forth in Exhibit L to the Supply Agreement for the Delivery by Supplier of the Supply Items to the Designated Delivery Locations.

“Designated Delivery Location” shall have the meaning given in Section 5.4 of the Supply Agreement.

“Down Payment” shall have the meaning given in Section 3.1 of the Supply Agreement.

“Down Payment Date” shall have the meaning given in Section 3.1 of the Supply Agreement.

“Effective Date” shall mean the date of the Supply Agreement.

“Electrical Infrastructure” means the pad mounted transformers, feeder lines, high voltage feeder lines, switches and all other related facilities owned by Purchaser through which the electrical power generated by the Turbine is transferred from the point of connection at the Turbine Controller to the Interconnection Facilities.

“Emergency” means an event occurring at the Project Site, or the Maintenance and Spare Parts Facility or any adjoining property that poses actual or imminent risk of serious personal injury or material physical damage to the Project, or parts thereof, requiring immediate preventative or remedial action.

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, environmental release or threatened environmental release of any Hazardous Substance or to health and safety matters, including the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. §§ 9601 et seq.; the Resource Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C. §§ 6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. §§ 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. §§ 2601 et seq.; the Clean Air Act, 42 U.S.C. §§ 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. §§ 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. §§ 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001 et seq.; the Hazardous Material Transportation Act, 49 U.S.C. §§ 1801 et seq. and the Occupational Safety and Health Act, 29 U.S.C. §§ 651 et seq.; and any state and local counterparts or equivalents, in each case as amended from time to time.

“EPC Contract” means that certain agreement(s), if any, by and between Purchaser and EPC Contractor(s), for the erection of the Turbine and the design, supply, construction, installation and commissioning of (i) crane pads, laydown areas, temporary construction roads and storage yards, (ii) permanent roads, Turbine foundations and transformer foundations, (iii) the Electrical Infrastructure, (iv) the SCADA System, including communication lines, (v) any control and operation and maintenance buildings and facilities (vi) and other civil and electrical elements and other work for the Project.

“EPC Contractor(s)” means such person or entity selected by Purchaser as principal contractor for performing work under the EPC Contract.

“Escrow Agent” means such party as agreed upon by Supplier and Purchaser to serve as the escrow agent.

“FAA” means the Federal Aviation Administration.

“Final Assembly Work” shall mean the final assembly work for the completion of Turbine component assembly, as set forth in Exhibit P to the Supply Agreement, prior to the installation of the Turbine.

“Financing Documents” means the financing agreement, by and among the Purchaser or one of its Affiliates, and the lenders or other financial institutions from time to time party thereto by which the Purchaser or one of its Affiliates intends to raise capital to finance the construction of the Project.

“Force Majeure Event” means any event beyond the reasonable control of the Party affected which materially affects its performance hereunder, including, without limitation: war, hostilities, insurrection, riot, vandalism or other public disorder or civil disturbance; terrorism; perils at sea, acts of God, fire, hurricanes, tornadoes (including tornado watches or warnings for the Project Site issued by the National Weather Service), mudslides, hail, earthquakes, lightning, other extreme weather conditions, and, during Commissioning or repairs, wind in excess of fifteen (15) meters per second or that would make necessary lifting unsafe, but only for so long as such winds persist; expropriation or confiscation; strikes, lockouts or other labor disputes; perils at sea; or unforeseen delays in transportation or shipping, including with respect to roadways, harbors, ports and other transportation and shipping infrastructure; any Change in Law; or damage to any part of Supplier’s factories or assembly plants, or the factories or assembly plants of its Subcontractors. Force Majeure Events shall include those Force Majeure Events experienced by any of Supplier’s Subcontractors in circumstances where Supplier is not able to reasonably reallocate the work of that Subcontractor to an alternative vendor.

“Germanischer Lloyd” means Germanischer Lloyd Windenergie GMBH.

“Germanischer Lloyd Turbine Certification”, “GL Certificate” or “GL Certified” means a certification of the Turbine to be issued by Germanischer Lloyd.

“Governmental Authority” means the government or any federal, state, municipal or other political subdivision in which the Project is located, or any other governmental or political subdivision thereof exercising jurisdiction over the Project or, with respect to their rights and obligations hereunder or, with respect to the Project, the Parties, including all agencies and instrumentalities of such governments and political subdivisions.

“Governmental Requirements” means all laws, statutes, codes, rules, regulations, orders, and decrees of any Governmental Authority in effect on the date hereof, including all authorizations, consents, registrations, exemptions, Permits and licenses with or from any Governmental Authority, applicable to the Project or, with respect to their rights and obligations hereunder or with respect to the Project, the Parties.

“Guarantor” means UPC Wind Partners, LLC as guarantor under that certain Guaranty to be entered into between Supplier and UPC Wind Partners, LLC.

“Hazardous Substances” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Independent Engineer” means Garrad Hassan, Germanischer Lloyd, the National Renewable Energy Laboratory, or Global Energy Concepts, or such other independent engineer as mutually agreed.

“Installation Procedures” means the procedures for the proper (i) assembly, erection and installation of the Towers on the Turbine foundations supplied by Purchaser, (ii) grouting of the Turbines to the Tower foundations and tightening of all bolts using the appropriate torque; (iii) assembly, erection and installation of the Turbine Nacelles and Turbine Blades upon the Towers as specified in the Turbine Specifications, Prudent Wind Industry Practices and Prudent Electrical Industry Practices; (iv) installation and testing of the Turbine electrical cables, communication cables, and control panels within the Turbine, and (v) connection of the cables from each Turbine Nacelle to the main circuit breaker within the ground controllers, all in accordance with the Turbine Installation Manual.

“Installation Work” means the work required pursuant to the Installation Procedures to assemble, erect and install the Turbines.

“Intellectual Property Rights” means and refers to all patents, copyrights, trademarks, service marks, trade secrets and all similar and related intellectual property rights protected under any statutes, laws, codes, rules or regulations and any licenses and other rights obtained by Supplier or its Affiliates from third parties.

“Interconnection Facilities” means all the land rights, materials, equipment and facilities to be installed by Purchaser for the purpose of interconnecting the Turbines to the Project’s substation so as to permit the delivery of electrical energy generated by the Turbines to the interconnection point within the Project’s substation, which shall include, but shall not be limited to, electrical interconnection, switching, metering, relaying, communication and safety equipment.

“Lenders” shall mean those lenders providing financing for the Project.

“Maintenance and Spare Parts Facility” means the location from which Operator will perform the OMS Services.

“Major Turbine Components” means the Turbine Nacelle, Turbine Controller, Turbine hub, Turbine Blades and Tower for each Turbine, as such items are more particularly described in the Turbine Specifications.

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“Nominal Expected Energy” or “NEE” has the meaning given in Exhibit C of the Warranty Agreement.

“Nominal Measured Energy” or “NME” has the meaning given in Exhibit C of the Warranty Agreement.

“OMS Agreement” means that certain Operation and Maintenance Service Agreement, executed or to be executed between Supplier (or an Affiliate of Supplier) and Purchaser (or an Affiliate of Purchaser) of even date herewith, pursuant to which Supplier (or an Affiliate of Supplier) will operate, maintain and service the Turbines.

“OMS Manual” means the detailed operations, and maintenance service manual for the Turbines supplied to Purchaser by Supplier, together with any future updates and supplements thereto provided by Supplier.

“Operating Force Majeure Events” means any event beyond the reasonable control of Supplier or Operator, as applicable, including, without limitation, (i) war, hostilities, insurrection, riot, vandalism or other public disorder or civil disturbance; acts of God, fires, hurricanes, thunder storms (including thunder storm watches or warnings declared for the area including the Project Site by the National Weather Service), tornadoes (including tornado watches or warnings declared for the area including the Project Site by the National Weather Service), mudslides, hail, earthquakes, lightning (including lightning blade strikes), or explosions; expropriation or confiscation, strikes, lockouts or other labor disputes, a Change in Law; epidemic or quarantine; damage or obstruction to any part of the Project caused by persons other than Supplier, its Affiliates or their respective Subcontractors; a condition at the Site that would not reasonably have been discovered by a project supplier comparable in experience to Supplier conducting a competent and diligent visual inspection, (ii) wind velocity at a constant speed or in gusts such that a reasonably prudent professional qualified operator engaged in the business of performing routine maintenance on wind energy generation facilities comparable to the Project owned by it, acting for the advancement and protection of its own economic interests, would not make the required repair at such time due to risks to persons or property, (iii) with respect to the Turbines, any conditions at the Project Site that are either outside the operating parameters or standards for an IEC Class IIB wind turbine, as published as of the Effective Date by the IEC, or outside the operating parameters or standards for the Turbine, as set forth in the Turbine Specifications, which operating parameters or standards may include, without limitation, conditions involving ambient temperatures or wind speed and/or turbulence at the air density at the Project Site, (iv) delays caused by inclement weather within the vicinity of the Project Site and affecting the operation of the Project to the extent that such inclement weather is materially greater than that normally experienced for the time of year and locality and (v) unavailability of the grid for any reason not caused by Supplier. The failure to provide Interconnection Facilities that are energized and operational in a manner that will permit the transmission and sale of power from a Turbine and related Electrical Infrastructure shall be deemed an Operating Force Majeure Event with respect to such Turbine until such time as the Interconnection Facilities are provided and sufficiently operational with respect to each such Turbine.

“Operator” shall mean the person or entity hired by Project Manager to operate the Project pursuant to the OMS Agreement.

“Party” and “Parties” has the meaning given in the Preamble to the Supply Agreement.

“Permit” means any valid waiver, exemption, variance, franchise, permit, authorization, license or similar order, of or from any federal, state, county, municipal, local, regional, or other governmental body, instrumentality, agency, authority, court or other body having jurisdiction over the matter in question.

“Power Curve” means the energy values produced by the Turbines at the various wind speed bands set forth in Exhibit C-2 of the Warranty Agreement.

“Power Curve Warranty Buydown” means any payment made pursuant to Section 3.3(c) of the Warranty Agreement.

“Progress Payment” shall have the meaning given in Section 3.3 of the Supply Agreement.

“Project” has the meaning given in the Recitals of the Supply Agreement.

“Project Completion” shall occur upon the Completion of the Turbines.

“Project Completion Certificate” shall mean a certificate, in the form attached as Exhibit N to the Supply Agreement, delivered by Supplier to Purchaser following Completion of Commissioning of the Turbines.

“Project Site” means the site described in Exhibit Q of the Supply Agreement.

“Proven Power Curve Percentage” or “PPCP” shall have the meaning given in Exhibit B to the Warranty Agreement.

“Prudent Electrical Industry Practices” means those practices, methods, standards and acts (including those engaged in or approved by a significant portion of the power industry for similar facilities in the United States) that at a particular time in the exercise of good judgment would have been expected to comply with Governmental Requirements, and to promote safety, environmental protection, economy and expedition.

“Prudent Wind Industry Practices” means standards and practices that are widely accepted by the wind energy industry for wind projects of this size and that are prudently applied and reasonably anticipated and intended to maximize output and productivity of the Turbines, consistent with their intended design lives.

“PTC Benefits” means the tax credits that Purchaser may be eligible to claim for the production of renewable energy by the Project in accordance with Section 45 of the United States Internal Revenue Code, as in effect as of the date of this Agreement.

“Purchaser” includes the named Purchaser identified in the Preamble to the Supply Agreement and its successors and permitted assigns.

“Purchaser Permits” mean all Permits required in connection with the development, construction, ownership and operation of the Project, other than the Supplier Permits.

“SCADA System” means a supervisory control and data acquisition system, including a central computer and related software, whether supplied and installed by Supplier or by a third party, as more particularly described in the SCADA System Specifications.

“SCADA System Installation Manual” means the manual attached to the Supply Agreement as Exhibit V.

“SCADA System Specifications” means those specifications set forth on Exhibit U to the Supply Agreement, pertaining to the SCADA System.

“Services” shall mean the Commissioning Work.

“Site Agreements” means any agreement between Purchaser, Project Manager, Supplier or Operator, and any third party, with respect to the operation or maintenance of the Project.

“Subcontractors” means such subcontractors, consultants or suppliers which in the Supplier’s reasonable judgment may be necessary to complete Supplier’s duties and obligations under the Supply Agreement.

“Supplier” includes the named Supplier identified in the Preamble to the Supply Agreement and its successors and permitted assigns.

“Supplier Permits” means the Supplier Permits listed on Exhibit R to the Supply Agreement.

“Supply Agreement” means the Turbine Supply Agreement dated as of December 31, 2007 by and between Supplier and Purchaser and any amendments thereto.

“Supply Items” means, collectively, the Major Turbine Components and Ancillary Parts and Equipment.

“Supply Obligations” means Supplier’s obligations under the Supply Agreement to (i) supply Purchaser the Supply Items and (ii) provide Purchaser certain services in connection with the Supply Items, including (a) supplying, packing, shipping and Delivering all Supply Items to their Designated Delivery Locations; (b) at Purchaser’s request, providing a technical adviser to be present at the Project Site during Turbine Installation; and (c) performing the Commissioning Work.

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“Testing Engineer” means Garrad Hassan Germanischer Lloyd, the National Renewable Energy Laboratory, or Global Energy Concepts, or such other independent engineer as mutually agreed.

“Tower” means each 77.4 meter steel tubular tower component of a Turbine having a hub height of approximately eighty meters (80 m) (measured from the base of such tower to the center of the Turbine hub) upon which a Turbine Nacelle shall be mounted, including all ladders, platforms, internal lighting, safety equipment, and all parts and assemblies necessary for a complete turbine tower, all as further described in the Turbine Specifications.

“Tower Foundation Requirements” means Supplier’s requirements for the foundation upon which the Towers are to be erected (which shall specify foundation loads, bolt configuration, cable configuration and grounding requirements).

“Transferee Agreement and Acknowledgement” means the Agreement and Acknowledgement executed by Owner and delivered to Supplier in the form attached hereto as Exhibit K to this Agreement.

“Transmission Facilities” mean the underground and/or overhead distribution, collection and transmission lines; underground and/or overhead control, communications and radio relay systems and telecommunications equipment; energy storage facilities; interconnection and/or switching facilities, circuit breakers, transformers; cables, wires, fiber, conduit, footings, foundations, towers, poles, crossarms, guy lines and anchors, and any related or associated improvements, fixtures, facilities, appliances, machinery and equipment.

“Turbine” has the meaning given in the Recitals to the Supply Agreement.

“Turbine Blade” means a turbine blade component of a Turbine (each Turbine shall have three (3) Turbine Blades).

“Turbine Component Storage Requirements” means Supplier’s standard requirements for storage and maintenance of Turbine Components pending installation.

“Turbine Controller” means the circuit breaker and controller equipment for each Turbine as further described in the Turbine Specifications.

“Turbine Installation Manual” means Supplier’s detailed manual for the Installation Work.

“Turbine Nacelle” means the turbine nacelle component of a Turbine, including gearbox, generators, blade pitch controls, brakes, hydraulic systems, lightning protection system, and nacelle yaw controls, and associated control and ancillary equipment.

“Turbine Specifications” means those specifications set forth in Exhibit S to the Supply Agreement pertaining to the Turbines.

“Turbine Supply Documents” means, collectively, the Supply Agreement, the Warranty Agreement, the OMS Agreement and all other agreements, documents or other instrument executed and delivered by the Parties hereto in connection with the supply, installation (if applicable) and maintenance of the Turbines.

“Warranted Power Curve Percentage” or “WPCP” has the meaning given in Exhibit B to the Warranty Agreement.

“Warranties” means the Standard Warranty, the Availability Warranty, the Power Curve Warranty, the Sound Warranty, and the IP Warranty given hereunder.

“Warranty Agreement” means that certain warranty agreement by and between Supplier and Purchaser of even date herewith, pursuant to which Supplier makes certain covenants and warranties to Purchaser with respect to the Major Turbine Components supplied pursuant to this Agreement.

“Warranty Period Year” means, for the Turbines, the period beginning on the earlier of (a) the date of Project Completion or (b) six (6) months after the last Major Turbine Component is Delivered to Purchaser, and ending exactly twelve (12) months thereafter, and each of the following four (4) twelve (12) month periods thereafter; provided, however that the last of such periods shall not extend beyond the end of the Warranty Period.